As filed with the Securities and Exchange Commission on November 26, 2008

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 63	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 65	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir Chairman ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, Maryland 20814	John Loder, Esq. Ropes & Gray LLP One International Place Boston, MA 02110-2624	Bruce Treff, Esq. Citi Fund Services 100 Summer St., Suite 1500 Boston, MA 02110

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 1, 2008 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Classic ProFunds

Bull

Mid-Cap

Small-Cap

NASDAQ-100

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Europe 30

Ultra ProFunds

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraDow 30

UltraNASDAQ-100

UltraInternational

UltraEmerging Markets

UltraLatin America

UltraChina

UltraJapan

Inverse ProFunds

Bear

Short Small-Cap

Short NASDAQ-100

UltraBear

UltraShort Mid-Cap

UltraShort Small-Cap

UltraShort Dow 30

UltraShort NASDAQ-100

UltraShort International

UltraShort Emerging Markets

UltraShort Latin America

UltraShort China

UltraShort Japan

UltraSector ProFunds

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Mobile Telecommunications

Oil & Gas

Oil Equipment, Services & Distribution

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

Inverse Sector ProFunds

Short Oil & Gas

Short Precious Metals

Short Real Estate

Non-Equity ProFunds

U.S. Government Plus

Rising Rates Opportunity 10

Rising Rates Opportunity

Rising U.S. Dollar

Falling U.S. Dollar

Prospectus Investor and Service Class Shares	December 1, 2008

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Page Intentionally Left Blank

2

4	ProFunds Overview

7	ProFunds Investment Objectives, Principal Investment Strategies and Risks

21	Classic ProFunds
22	Bull
24	Mid-Cap
26	Small-Cap
28	NASDAQ-100
30	Large-Cap Value
32	Large-Cap Growth
34	Mid-Cap Value
36	Mid-Cap Growth
38	Small-Cap Value
40	Small-Cap Growth
42	Europe 30

45	Ultra ProFunds
46	UltraBull
48	UltraMid-Cap
50	UltraSmall-Cap
52	UltraDow 30
54	UltraNASDAQ-100
56	UltraInternational
58	UltraEmerging Markets
60	UltraLatin America
62	UltraChina
64	UltraJapan

67	Inverse ProFunds
68	Bear
70	Short Small-Cap
72	Short NASDAQ-100
74	UltraBear
76	UltraShort Mid-Cap
78	UltraShort Small-Cap
80	UltraShort Dow 30
82	UltraShort NASDAQ-100
84	UltraShort International
86	UltraShort Emerging Markets
88	UltraShort Latin America
90	UltraShort China
92	UltraShort Japan

95	UltraSector ProFunds
96	Banks
98	Basic Materials
100	Biotechnology
102	Consumer Goods
104	Consumer Services
106	Financials
108	Health Care
110	Industrials
112	Internet
114	Mobile Telecommunications
116	Oil & Gas
118	Oil Equipment, Services & Distribution
120	Pharmaceuticals
122	Precious Metals
124	Real Estate
126	Semiconductor
128	Technology
130	Telecommunications
132	Utilities

135	Inverse Sector ProFunds
136	Short Oil & Gas
138	Short Precious Metals
140	Short Real Estate

143	Non-Equity ProFunds
144	U.S. Government Plus
146	Rising Rates Opportunity 10
148	Rising Rates Opportunity
150	Rising U.S. Dollar
152	Falling U.S. Dollar

155	General ProFunds Information

159	Shareholder Services Guide

169	ProFunds Management

175	Financial Highlights

The ProFunds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.

Classic ProFunds

Classic ProFunds seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Bull	S&P 500® Index	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap	S&P MidCap 400TM Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization
NASDAQ-100	NASDAQ-100® Index	Match (100%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)	Diverse, widely traded, large capitalization
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)	Diverse, widely traded, mid-capitalization
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)	Diverse, small capitalization
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)	Diverse, small capitalization
Europe 30	ProFunds Europe 30 Index	Match (100%)	Companies whose principal offices are located in European countries, whose securities are traded in the U.S.

Ultra ProFunds

Ultra ProFunds seek to provide daily investment results, before fees and expenses, that double (200%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
UltraBull	S&P 500 Index	Double (200%)	Diverse, widely traded, large capitalization
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)	Diverse, widely traded, mid-capitalization
UltraSmall-Cap	Russell 2000 Index	Double (200%)	Diverse, small capitalization
UltraDow 30	Dow Jones Industrial AverageSM	Double (200%)	Diverse, widely traded, large capitalization
UltraNASDAQ-100	NASDAQ-100 Index	Double (200%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraInternational	Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)	Double (200%)	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
UltraEmerging Markets	Bank of New York Mellon Emerging Markets 50 ADR® Index	Double (200%)	Companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraLatin America	Bank of New York Mellon Latin America 35 ADR® Index	Double (200%)	Companies who have their primary equity listing on a stock exchange of a Latin America country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraChina	Bank of New York Mellon China Select ADR® Index	Double (200%)	Companies who have their primary equity listing on a Chinese stock exchange and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraJapan	Nikkei 225 Stock Average	Double (200%)	Large capitalization, widely traded Japanese stocks

4	< ProFunds Overview

Inverse ProFunds

Inverse ProFunds seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Bear	S&P 500 Index	100% of the Inverse	Diverse, widely traded, large capitalization
Short Small-Cap	Russell 2000 Index	100% of the Inverse	Diverse, small capitalization
Short NASDAQ-100	NASDAQ-100 Index	100% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraBear	S&P 500 Index	200% of the Inverse	Diverse, widely traded, large capitalization
UltraShort Mid-Cap	S&P MidCap 400 Index	200% of the Inverse	Diverse, widely traded, mid-capitalization
UltraShort Small-Cap	Russell 2000 Index	200% of the Inverse	Diverse, small capitalization
UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse	Diverse, widely traded, large capitalization
UltraShort NASDAQ-100	NASDAQ-100 Index	200% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraShort International	Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)	200% of the Inverse	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
UltraShort Emerging Markets	Bank of New York Mellon Emerging Markets 50 ADR Index	200% of the Inverse	Companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraShort Latin America	Bank of New York Mellon Latin America 35 ADR Index	200% of the Inverse	Companies who have their primary equity listing on a stock exchange of a Latin America country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraShort China	Bank of New York Mellon China Select ADR Index	200% of the Inverse	Companies who have their primary equity listing on a Chinese stock exchange and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraShort Japan	Nikkei 225 Stock Average	200% of the Inverse	Large capitalization, widely traded Japanese stocks

UltraSector ProFunds

UltraSector ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Banks	Dow Jones U.S. BanksSM Index	150%	Securities representing the banking economic sector in the U.S. equity market
Basic Materials	Dow Jones U.S. Basic MaterialsSM Index	150%	Securities within the basic materials economic sector in the U.S. equity market
Biotechnology	Dow Jones U.S. BiotechnologySM Index	150%	Securities representing the biotechnology economic sector in the U.S. equity market
Consumer Goods	Dow Jones U.S. Consumer GoodsSM Index	150%	Securities within the consumer goods economic sector in the U.S. equity market
Consumer Services	Dow Jones U.S. Consumer ServicesSM Index	150%	Securities within the consumer services economic sector in the U.S. equity market
Financials	Dow Jones U.S. FinancialsSM Index	150%	Securities within the financial economic sector in the U.S. equity market
Health Care	Dow Jones U.S. Health CareSM Index	150%	Securities within the health care economic sector in the U.S. equity market
Industrials	Dow Jones U.S. IndustrialsSM Index	150%	Securities within the industrial economic sector in the U.S. equity market
Internet	Dow Jones Internet CompositeSM Index	150%	U.S. equity securities of companies that generate the majority of their revenue from the Internet economic sector
Mobile Telecommunications	Dow Jones U.S. Mobile TelecommunicationsSM Index	150%	Securities representing the mobile telecommunications economic sector in the U.S. equity market
Oil & Gas	Dow Jones U.S. Oil & GasSM Index	150%	Securities within the oil and gas economic sector in the U.S. equity market
Oil Equipment, Services & Distribution	Dow Jones U.S. Oil Equipment, Services & DistributionSM Index	150%	Securities representing the oil, equipment, services and distribution economic sector in the U.S. equity market
Pharmaceuticals	Dow Jones U.S. PharmaceuticalsSM Index	150%	Securities representing the pharmaceuticals economic sector in the U.S. equity market

ProFunds Overview >	5

UltraSector ProFunds (continued)

UltraSector ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Precious Metals	Dow Jones Precious MetalsSM Index	150%	Securities of companies involved in the precious metals economic sector
Real Estate	Dow Jones U.S. Real EstateSM Index	150%	Securities representing the real estate economic sector in the U.S. equity market
Semiconductor	Dow Jones U.S. SemiconductorsSM Index	150%	Securities representing the semiconductor economic sector in the U.S. equity market
Technology	Dow Jones U.S. TechnologySM Index	150%	Securities within the technology economic sector in the U.S. equity market
Telecommunications	Dow Jones U.S. TelecommunicationsSM Index	150%	Securities within the telecommunications economic sector in the U.S. equity market
Utilities	Dow Jones U.S. UtilitiesSM Index	150%	Securities within the utilities economic sector in the U.S. equity market

Inverse Sector ProFunds

Inverse Sector ProFunds seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Short Oil & Gas	Dow Jones U.S. Oil & GasSM Index	100% of the Inverse	Securities within the oil and gas economic sector in the U.S. equity market
Short Precious Metals	Dow Jones Precious MetalsSM Index	100% of the Inverse	Securities of companies involved in the precious metals economic sector
Short Real Estate	Dow Jones U.S. Real EstateSM Index	100% of the Inverse	Securities representing the real estate economic sector in the U.S. equity market

Non-Equity ProFunds

Non-Equity ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance or the inverse (opposite) daily price performance, or match (100%) the daily price performance or the inverse (opposite) daily price performance, of the most recently issued 10-year U.S. Treasury Note, 30-year U.S. Treasury Bond or their benchmark indexes.

ProFund	Security	Daily Benchmark	Description of Security or Index
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%	U.S. Treasury securities
Rising Rates Opportunity 10	Most recently issued 10-year U.S. Treasury Note	100% of the Inverse	U.S. Treasury securities
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities
Rising U.S. Dollar	U.S. Dollar Index®	Match (100%)	The performance of the U.S. Dollar against the change in value of six foreign currencies
Falling U.S. Dollar	U.S. Dollar Index®	100% of the Inverse	The performance of the U.S. Dollar against the change in value of six foreign currencies

An investment in a ProFund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds are not guaranteed to achieve their investment objectives, and an investment in a ProFund could lose money. No single ProFund is a complete investment program. The ProFunds do not limit the frequency or amount of exchanges.

6	< ProFunds Overview

ProFunds Investment Objectives, Principal Investment Strategies and Risks

“In seeking to achieve each ProFund’s investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of its benchmark.”

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	7

ProFunds Investment Objectives, Principal Investment Strategies and Risks

Discussion of Investment Objectives and Principal Investment Strategies

Each ProFund offered herein (“ProFund(s)” or “Fund(s)”) is a series of the ProFunds trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark, such as the daily price performance, the inverse (opposite) of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse (opposite) of the daily price performance, of an index or security. Each ProFund may substitute a different index or security for the index or security underlying its benchmark. Each ProFund does not seek to provide correlation with its benchmark over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders.

In seeking to achieve each ProFund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”):

>	uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund should hold to simulate the performance of its benchmark;
>	takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of the ProFund’s benchmark;
>

may choose not to seek investment exposure to all securities or components in the index underlying the ProFund’s benchmark, or the ProFund’s weighting of investment in such securities or industries may differ from that of the index;

>

may utilize a variety of securities and financial instruments in pursuing the ProFund’s investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions;

>

seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund’s benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

>

may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund’s benchmark or may weight certain stocks or industries differently than does the underlying index if ProFund Advisors believes it is appropriate in view of the ProFund’s investment objective.

ProFund Advisors does not invest the assets of the ProFunds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis or forecast stock market movements or trends in managing the assets of the ProFunds.

Under normal circumstances, the following ProFunds seek their investment objectives by committing at least 80% of their net assets, including borrowings for investment purposes, if any, to investments that, in combination, have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks: Mid-Cap ProFund, Small-Cap ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund, UltraMid-Cap ProFund, UltraSmall-Cap ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, NASDAQ-100 ProFund, Europe 30 ProFund, UltraDow 30 ProFund, UltraNASDAQ-100 ProFund, UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraChina ProFund, UltraJapan ProFund, Short NASDAQ-100 ProFund, UltraShort Dow 30 ProFund, UltraShort NASDAQ-100 ProFund, UltraShort Emerging Markets ProFund, UltraShort Latin America ProFund, UltraShort China ProFund, UltraShort Japan ProFund, U.S. Government Plus ProFund, all UltraSector ProFunds and all Inverse Sector ProFunds. The ProFunds subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

Principal Risks

Like all investments, investing in the ProFunds entails risks. Many factors affect the value of an investment in the ProFunds. The factors most likely to have a significant impact on each ProFund’s portfolio are called “principal risks.” The principal risks for each ProFund are identified in each ProFund’s description and are described below. Some risks apply to all ProFunds, while others are specific to the investment strategies of certain Funds. A ProFund may be subject to risks in addition to those principal risks identified and described below. The Statement of Additional Information (the “SAI”) contains more information about the ProFunds, their investment strategies and related risks.

Active Investor Risk (All ProFunds). ProFund Advisors expects a significant portion of the assets invested in the ProFunds to come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds may have a negative impact on a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds). The ProFunds use investment techniques and financial instruments that may be considered aggressive, such as futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements, and similar instruments. The ProFunds’ investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of aggressive investment techniques may expose the ProFunds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in

8	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

an index underlying a ProFund’s benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, counterparty or documentation risk on the amount each ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired. These and other risks associated with such techniques such as liquidity risk, interest rate risk, credit risk and counterparty risk are described elsewhere in this section.

Concentration Risk (NASDAQ-100, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Europe 30, UltraDow 30, UltraNASDAQ-100, UltraInternational, UltraLatin America, UltraChina, UltraJapan, ShortNASDAQ-100, UltraShort Dow 30, UltraShort NASDAQ-100, UltraShort International, UltraShort Latin America, UltraShort China, UltraShort Japan, all UltraSector ProFunds and all Inverse Sector ProFunds). Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. In addition, particularly with respect to the UltraSector ProFunds, a Fund may have significant exposure to an individual company that constitutes a significant portion of that Fund’s benchmark index. Such a Fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each ProFund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark, and as permitted by applicable regulatory guidance.

Correlation Risk (All ProFunds). A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple (or a multiple of the inverse) of the performance of an index on a given day. Such Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective, before accounting for fees and Fund expenses.

The three graphs that follow illustrate this point. Each of the three graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of twice (200%) the daily index returns. The graphs demonstrate that, for periods greater than one day, a leveraged Fund is likely to underperform or over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective.

To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be lower than that shown. Each of the graphs also assumes a volatility rate of 15%, which is an approximate average of the five-year historical volatility rate of the S&P 500® Index, S&P MidCap 400TM Index, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial AverageTM. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Note that more recently, these indexes have been subject to increased levels of volatility exceeding historical rates, which would heighten the effects of the correlation risk illustrated in the following graphs. Some Funds are benchmarked to different indexes that have different historical volatility rates.

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	9

ProFunds Investment Objectives, Principal Investment Strategies and Risks

Please see the SAI for a further discussion of how both index volatility and index performance can impact Fund performance.

Counterparty Risk (All ProFunds). A ProFund will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. ProFunds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality. There is no assurance that, because a counterparty has an investment grade credit rating or a credit rating deemed to be of comparable quality, the counterparty will not default on its credit obligations.

Credit Risk (All ProFunds). An issuer or guarantor of a security or a debt instrument or a counterparty to a financial instrument may be unwilling or unable to make interest payments and/or repay principal. Changes in an issuer’s financial strength or an issuer’s or instrument’s credit rating may affect an instrument’s value and, thus, have an impact on Fund performance. As described under Counterparty Risk above, each Fund will also be subject to credit risk with respect to the amount the Fund expects to receive from counterparties to transactions in financial instruments and repurchase agreements. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in the Fund may decline.

Debt Instrument Risk (Non-Equity ProFunds). Each ProFund may invest in debt instruments, and the Non-Equity ProFunds primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as U.S. Government Plus ProFund.

Early Close/Trading Halt Risk (All ProFunds). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. As a result, a ProFund may be unable to buy or sell certain securities or financial instruments at certain times when it otherwise might do so. In such circumstances, a ProFund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Risk (Classic, Ultra, Inverse, UltraSector and Inverse Sector ProFunds). The equity markets are volatile, and the value of securities, futures, options contracts, and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund to decrease. The Inverse ProFunds respond differently to these risks than Funds that are positively correlated to the equity markets.

Exposure to Foreign Investments Risk (Europe 30, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraChina, UltraJapan, UltraShort International, UltraShort Emerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds). Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated

10	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions; (iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. In addition, a Fund’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

Growth Investing Risk (Large-Cap Growth, Mid-Cap Growth and Small-Cap Growth ProFunds). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuers.

Interest Rate Risk (Non-Equity ProFunds). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity 10, Rising Rates Opportunity and Falling U.S. Dollar ProFunds) Shareholders should lose money when the index underlying a Fund’s benchmark rises — a result that is the opposite from results of investing in traditional equity or bond funds.

Liquidity Risk (All ProFunds). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, a ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities, such as over-the-counter contracts, held by a ProFund may also be illiquid. Such a situation may prevent a ProFund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the Fund’s underlying benchmark index or security. In addition, a ProFund may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk (All ProFunds). The ProFunds are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market. Investors in the ProFunds, other than the Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity ProFund, and Rising Rates Opportunity 10 ProFund, should normally lose value on days when the index or security underlying such a Fund’s benchmark declines (adverse market conditions for these ProFunds). Investors in the Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund should lose value on days when the index or security underlying such a Fund’s benchmark increases (adverse market conditions for these ProFunds). The ProFunds seek to remain fully invested regardless of market conditions.

Non-Diversification Risk (All ProFunds). Each ProFund is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of a ProFund more susceptible to a single economic, political or regulatory event than a

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	11

ProFunds Investment Objectives, Principal Investment Strategies and Risks

diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds). A Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Short Sale Risk (Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds). Selling short is a technique that may be employed by a ProFund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If a ProFund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund will incur a negative return (loss) on the transaction. A ProFund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower a ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique. See Aggressive Investment Technique Risk.

Small- and Mid-Cap Company Investment Risk (Small-Cap, Small-Cap Value, Small-Cap Growth, UltraSmall-Cap, Short Small-Cap, UltraShort Small-Cap, Mid-Cap, Mid-Cap Value, Mid-Cap Growth, UltraMid-Cap, UltraShort Mid-Cap, UltraEmerging Markets and UltraShort Emerging Markets ProFunds). The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources and may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of large companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Technology Investment Risk (NASDAQ-100, UltraNASDAQ-100, Short NASDAQ-100, UltraShort NASDAQ-100 ProFunds and Internet, Semiconductor and Technology UltraSector ProFunds). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation, and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Valuation Time Risk (UltraJapan, UltraChina, and UltraShort Japan and UltraShort China ProFunds). The Funds subject to valuation time risk value their portfolios at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open for business. In some cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index may vary from the performance of that index.

Value Investing Risk (Large-Cap Value, Mid-Cap Value and Small-Cap Value ProFunds). Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the Advisor may actually be appropriately priced or overvalued. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole.

Tax Risk (Rising U.S. Dollar and Falling U.S. Dollar ProFunds). As a regulated investment company (“RIC”), each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Falling and Rising U.S. Dollar ProFunds currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Falling or Rising U.S. Dollar ProFund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Falling or Rising U.S. Dollar ProFund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund.

>

Asset-Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on asset-backed securities generally consist of interest and/or principal.

>

Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities that are used by U.S.

12	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).
•

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•

A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instruments are very similar. NYSs are used primarily by Dutch companies.

>

Equity Securities are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

>

Financial Instruments include investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions. The ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

>

Forwards or forward contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

>

Futures or futures contracts are contracts to pay a fixed price for an agreed-upon number of commodities or securities, or the cash value of the commodities or securities, on an agreed- upon date. The price of a futures contract theoretically reflects the cost of financing and the dividend or interest yield of the underlying securities.

>

Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 or any exemptive order issued by the Securities and Exchange Commission. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

>

Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Selling Short and Short Sale Risk. Additional leveraged investment techniques may include the use by Inverse and Inverse Sector ProFunds of direct investment in equity securities or the use by a Fund of a customized basket of securities that do not necessarily include any of the securities contained in the underlying index. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	13

ProFunds Investment Objectives, Principal Investment Strategies and Risks

adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.
>

Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

>

Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

>

Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends, and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

>

Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

>

Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>

Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund’s investment objective, a ProFund may hold a representative sample of the components in the index underlying the ProFund’s benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation (or inverse correlation) with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

>

Short Sales are transactions in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

>

The Funds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

>

Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

>	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
>

U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Index Information

Descriptions of the indexes currently underlying the ProFund’s benchmarks are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2008, the S&P 500 Index included companies with capitalizations between $866.7 million and $403.3 billion. The average capitalization of the companies comprising the Index was approximately $21.3 billion.

The S&P MidCap 400 Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2008, the S&P MidCap 400 Index included companies with capitalizations between $190.0 million and $8.4 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion.

14	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2008, the Russell 2000 Index included companies with capitalizations between $28.4 million and $8.8 billion. The average capitalization of the companies comprising the Index was approximately $637.1 million.

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2008, the NASDAQ-100 Index included companies with capitalizations between $1.7 billion and $243.6 billion. The average capitalization of the companies comprising the Index was approximately $19.0 billion.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of September 30, 2008, the DJIA Index included companies with capitalizations between $5.5 billion and $403.3 billion. The average capitalization of the companies comprising the Index was approximately $120.5 billion.

The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2008, the S&P 500/Citigroup Value Index included companies with capitalizations between $866.7 million and $253.6 billion. The average capitalization of the companies comprising the Index was approximately $20.4 billion.

The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2008, the S&P 500/Citigroup Growth Index included companies with capitalizations between $879.2 million and $403.3 billion. The average capitalization of the companies comprising the Index was approximately $23.7 billion.

The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2008, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $190.0 million and $8.4 billion. The average capitalization of the companies comprising the Index was approximately $2.3 billion.

The S&P MidCap 400/Citigroup Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2008, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $284.5 million and $5.9 billion. The average capitalization of the companies comprising the Index was approximately $2.6 billion.

The S&P SmallCap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2008, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $45.8 million and $3.0 billion. The average capitalization of the companies comprising the Index was approximately $756.3 million.

The S&P SmallCap 600/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non- mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2008, the

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	15

ProFunds Investment Objectives, Principal Investment Strategies and Risks

S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $45.8 million and $3.0 billion. The average capitalization of the companies comprising the Index was approximately $870.7 million.

The Bank of New York Mellon Latin America 35 ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2008, the Index included companies with capitalizations between $2.7 billion and $44.8 billion. The average capitalization of the companies comprising the Index was approximately $11.1 billion.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2008, the MSCI EAFE Index included companies with capitalizations between $207.1 million and $192.8 billion. The average capitalization of the companies comprising the Index was approximately $9.4 billion.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of September 30, 2008, the ProFunds Europe 30 Index included companies with capitalizations between $1.5 billion and $194.8 billion. The average capitalization of the companies comprising the Index was approximately $68.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Bank of New York Mellon Emerging Markets 50 ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2008, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $5.4 billion and $325.4 billion. The average capitalization of the companies comprising the Index was approximately $43.9 billion.

The Bank of New York Mellon China Select ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2008, the Index included companies with capitalizations between $426.2 million and $325.4 billion. The average capitalization of the companies comprising the Index was approximately $24.9 billion.

The Nikkei 225 Stock Average (“Nikkei”) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange (“TSE”) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Index. As of September 30, 2008, the Nikkei 225 Stock Average included companies with capitalizations between $70.1 million and $142.3 billion. The average capitalization of the companies comprising the Index was approximately $9.9 billion.

The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of September 30, 2008, the Dow Jones U.S. Banks Index included companies with capitalizations between $164.2 million and $161.2 billion. The average capitalization of the companies comprising the Index was approximately $10.7 billion.

The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of September 30, 2008, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $205.7 million and $36.2 billion. The average capitalization of the companies comprising the Index was approximately $4.8 billion.

16	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of September 30, 2008, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $287.0 million and $62.7 billion. The average capitalization of the companies comprising the Index was approximately $7.4 billion.

The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of September 30, 2008, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $121.2 million and $209.0 billion. The average capitalization of the companies comprising the Index was approximately $8.7 billion.

The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of September 30, 2008, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $106.5 million and $146.1 billion. The average capitalization of the companies comprising the Index was approximately $6.0 billion.

The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of September 30, 2008, the Dow Jones U.S. Financials Index included companies with capitalizations between $164.2 million and $161.2 billion. The average capitalization of the companies comprising the Index was approximately $7.2 billion.

The Dow Jones U.S. Health Care Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of September 30, 2008, the Dow Jones U.S. Health Care Index included companies with capitalizations between $287.0 million and $193.6 billion. The average capitalization of the companies comprising the Index was approximately $10.5 billion.

The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of September 28, 2007, the Dow Jones U.S. Industrials Index included companies with capitalizations between $242.3 million and $425.7 billion. The average capitalization of the companies comprising the Index was approximately $8.0 billion.

The Dow Jones Internet Composite Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of September 30, 2008, the Dow Jones Composite Internet Index included companies with capitalizations between $175.4 million and $11.0 billion. The average capitalization of the companies comprising the Index was approximately $2.5 billion.

The Dow Jones U.S. Mobile Telecommunications Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component companies include providers of mobile telephone services, including cellular telephone systems and paging and wireless services. As of September 30, 2008, the Dow Jones U.S. Mobile Telecommunications Index included companies with capitalizations between $741.8 million and $16.9 billion. The average capitalization of the companies comprising the Index was approximately $4.5 billion.

The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of September 30, 2008, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $598.5 million and $403.3 billion. The average capitalization of the companies comprising the Index was approximately $14.8 billion.

The Dow Jones U.S. Oil Equipment, Services & Distribution Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of September 30, 2008, the Dow Jones U.S. Oil Equipment, Services & Distribution Index included companies with capitalizations between $598.5 million and $93.0 billion. The average capitalization of the companies comprising the Index was approximately $8.0 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of September 30, 2008, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $424.4 million and $193.6 billion. The average capitalization of the companies comprising the Index was approximately $25.2 billion.

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	17

ProFunds Investment Objectives, Principal Investment Strategies and Risks

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2008, the Dow Jones Precious Metals Index included companies with capitalizations between $107.9 million and $31.9 billion. The average capitalization of the companies comprising the Index was approximately $9.7 billion.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2008, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $220.4 million and $21.6 billion. The average capitalization of the companies comprising the Index was approximately $3.5 billion.

The Dow Jones U.S. Semiconductors Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of September 30, 2008, the Dow Jones U.S. Semiconductor Index included companies with capitalizations between $146.3 million and $105.3 billion. The average capitalization of the companies comprising the Index was approximately $4.6 billion.

The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and Internet services. As of September 30, 2008, the Dow Jones U.S. Technology Index included companies with capitalizations between $146.3 million and $216.7 billion. The average capitalization of the companies comprising the Index was approximately $8.9 billion.

The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of September 30, 2008, the Dow Jones U.S. Telecommunications Index included companies with capitalizations between $464.3 million and $165.8 billion. The average capitalization of the companies comprising the Index was approximately $16.4 billion.

The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of September 30, 2008, the Dow Jones U.S. Utilities Index included companies with capitalizations between $803.6 million and $41.3 billion. The average capitalization of the companies comprising the Index was approximately $6.5 billion.

The U.S. Dollar Index® (USDX®) is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Citigroup Growth Index,” “S&P MidCap 400/Citigroup Value Index,” “S&P SmallCap 600/Citigroup Growth Index” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average™,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000®” and “Russell 3000®” are a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei Stock Index” is a trademark of Nihon Keizai Shimbun, Inc. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” MSCI® EAFE® is a trademark of Morgan Stanley Capital International, Inc. “BNY,” “The Bank of New York Mellon Emerging Markets 50 ADR Index,” “The Bank of New York Mellon Latin America 35 ADR Index” and “The Bank of New York Mellon China Select ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds.

The ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

Dow Jones does not:

>	Sponsor, endorse, sell or promote the ProFunds.
>	Recommend that any person invest in the ProFunds or any other securities.
>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.
>	Have any responsibility or liability for the administration, management or marketing of the ProFunds.
>	Consider the needs of the ProFunds or the owners of the ProFunds in determining, composing or calculating the Dow Jones sector indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>	The results to be obtained by the ProFunds, the owner of the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;
>	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or
>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

18	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures U.S.”). ICE Futures U.S. makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the U.S. Dollar Index® to track market performance of any Funds. ICE Futures U.S.’s only relationship to ProFunds is the commitment to license certain names and marks related to the U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds. ICE Futures U.S. has no obligation to take the needs of the ProFunds or the owners of the Funds into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures U.S. is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. ICE Futures U.S. has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Funds.

ICE FUTURES U.S. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. ICE FUTURES U.S. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE FUTURES U.S. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	19

This Page Intentionally Left Blank

20

Classic ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

>	want to achieve investment results that correspond to the daily performance of a particular index.

Classic ProFunds

ProFund	Index	Daily Benchmark
Bull	S&P 500® Index	Match (100%)
Mid-Cap	S&P MidCap 400TM Index	Match (100%)
Small-Cap	Russell 2000® Index	Match (100%)
NASDAQ-100	NASDAQ-100® Index	Match (100%)
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)
Europe 30	ProFunds Europe 30 Index	Match (100%)

Classic ProFunds >	21

Bull ProFund

Investment Objective

Bull ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

Principal Investment Strategy

Bull ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 Index. Bull ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Bull ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Bull ProFund by showing the variability of Bull ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Bull ProFund for one quarter was 20.37% (quarter ended December 31, 1998) and the lowest return was –18.23% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –19.60%.

22	< Bull ProFund

Class	Fund #	Ticker
Investor	004	BLPIX
Service	024	BLPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	3.71%	10.87%	3.26%
- After Taxes on Distributions	3.55%	10.80%	3.17%
- After Taxes on Distributions and Sale of Shares	2.63%	9.49%	2.79%
Service Class Shares (1)	2.64%	9.75%	2.29%
S&P 500 Index (2)	5.49%	12.82%	5.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Bull ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BLPIX)	Service Class (BLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.84%	0.84%

Total Annual Fund Operating Expenses	1.59%	2.59%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Bull ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$162	$502	$ 866	$1,889
Service Class	$262	$805	$1,375	$2,925

Bull ProFund >	23

Mid-Cap ProFund

Investment Objective

Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

Principal Investment Strategy

Mid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mid-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Mid-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mid-Cap ProFund by showing the variability of Mid-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap ProFund for one quarter was 17.25% (quarter ended June 30, 2003) and the lowest return was –18.00% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –15.63%.

24	< Mid-Cap ProFund

Class	Fund #	Ticker
Investor	016	MDPIX
Service	036	MDPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	5.84%	14.02%	7.65%
- After Taxes on Distributions	5.52%	13.90%	7.53%
- After Taxes on Distributions and Sale of Shares	4.22%	12.32%	6.65%
Service Class Shares (1)	4.83%	12.89%	6.69%	09/04/01
S&P MidCap 400 Index (2)	7.97%	16.19%	10.46%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MDPIX)	Service Class (MDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.15%	1.15%

Total Annual Fund Operating Expenses	1.90%	2.90%
Fee Waivers/Reimbursements**	-0.22%	-0.22%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$576	$1,006	$2,204
Service Class	$271	$877	$1,509	$3,208

Mid-Cap ProFund >	25

Small-Cap ProFund

Investment Objective

Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Principal Investment Strategy

Small-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Small-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Small-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Small-Cap ProFund by showing the variability of Small-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap ProFund for one quarter was 21.69% (quarter ended June 30, 2003) and the lowest return was –20.43% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –10.69%.

26	< Small-Cap ProFund

Class	Fund #	Ticker
Investor	013	SLPIX
Service	033	SLPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-2.65%	14.05%	6.98%
- After Taxes on Distributions	-2.94%	13.74%	6.75%
- After Taxes on Distributions and Sale of Shares	-1.55%	12.23%	5.99%
Service Class Shares (1)	-3.61%	12.87%	5.89%	09/04/01
Russell 2000 Index (2)	-1.56%	16.30%	9.54%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SLPIX)	Service Class (SLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.06%	1.06%

Total Annual Fund Operating Expenses	1.81%	2.81%
Fee Waivers/Reimbursements**	-0.13%	-0.13%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$557	$ 968	$2,116
Service Class	$271	$859	$1,473	$3,128

Small-Cap ProFund >	27

NASDAQ-100 ProFund

Investment Objective

NASDAQ-100 ProFund (formerly OTC ProFund) seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

Principal Investment Strategy

NASDAQ-100 ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities traded on NASDAQ or another over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. NASDAQ-100 ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 28% and 41%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in NASDAQ-100 ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in NASDAQ-100 ProFund by showing the variability of NASDAQ-100 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of NASDAQ-100 ProFund for one quarter was 34.57% (quarter ended December 31, 2001) and the lowest return was –36.65% (quarter ended September 30, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –23.75%.

28	< NASDAQ-100 ProFund

Class	Fund #	Ticker
Investor	040	OTPIX
Service	070	OTPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				08/07/00
- Before Taxes	17.58%	15.08%	-8.03%
- After Taxes on Distributions	16.99%	14.70%	-8.24%
- After Taxes on Distributions and Sale of Shares	11.51%	13.07%	-6.61%
Service Class Shares (1)	16.41%	13.94%	-8.93%	08/07/00
NASDAQ-100 Index (2)	19.24%	16.63%	-7.24%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of NASDAQ-100 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (OTPIX)	Service Class (OTPSX)
Investment Advisory Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.83%	0.83%

Total Annual Fund Operating Expenses	1.53%	2.53%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in NASDAQ-100 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$156	$483	$ 834	$1,824
Service Class	$256	$788	$1,345	$2,866

NASDAQ-100 ProFund >	29

Large-Cap Value ProFund

Investment Objective

Large-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.

Principal Investment Strategy

Large-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Value Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Large-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the financial industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Large-Cap Value ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and value investing risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Large-Cap Value ProFund by showing the variability of Large-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Large-Cap Value ProFund for one quarter was 17.91% (quarter ended June 30, 2003) and the lowest return was –6.36% (quarter ended March 31, 2003).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –21.45%.

30	< Large-Cap Value ProFund

Class	Fund #	Ticker
Investor	068	LVPIX
Service	098	LVPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				10/01/02
- Before Taxes	-0.06%	12.05%	12.26%
- After Taxes on Distributions	-3.06%	11.33%	11.48%
- After Taxes on Distributions and Sale of Shares	0.66%	10.21%	10.36%
Service Class Shares (1)	-0.99%	10.97%	11.19%	10/01/02
S&P 500/Citigroup Value Index (2)	1.99%	14.73%	15.18%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Large-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (LVPIX)	Service Class (LVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.00%	1.00%

Total Annual Fund Operating Expenses	1.75%	2.75%
Fee Waivers/Reimbursements**	-0.07%	-0.07%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Large-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$544	$ 942	$2,057
Service Class	$271	$847	$1,448	$3,075

Large-Cap Value ProFund >	31

Large-Cap Growth ProFund

Investment Objective

Large-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.

Principal Investment Strategy

Large-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Growth Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Large-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Large-Cap Growth ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, growth investing risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Large-Cap Growth ProFund by showing the variability of Large-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Large-Cap Growth ProFund for one quarter was 11.60% (quarter ended June 30, 2003) and the lowest return was –5.43% (quarter ended September 30, 2004).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –19.74%.

32	< Large-Cap Growth ProFund

Class	Fund #	Ticker
Investor	069	LGPIX
Service	099	LGPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				10/01/02
- Before Taxes	7.14%	8.43%	8.34%
- After Taxes on Distributions	7.14%	8.09%	8.02%
- After Taxes on Distributions and Sale of Shares	4.64%	7.17%	7.11%
Service Class Shares (1)	6.11%	7.41%	7.36%	10/01/02
S&P 500/Citigroup Growth Index (2)	9.13%	10.92%	11.01%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Large-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (LGPIX)	Service Class (LGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.89%	0.89%

Total Annual Fund Operating Expenses	1.64%	2.64%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Large-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$167	$517	$ 892	$1,944
Service Class	$267	$820	$1,400	$2,973

Large-Cap Growth ProFund >	33

Mid-Cap Value ProFund

Investment Objective

Mid-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.

Principal Investment Strategy

Mid-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Value Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mid-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the financial industry group, which comprised approximately 29% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Mid-Cap Value ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, small- and mid-cap company investment risk and value investing risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mid-Cap Value ProFund by showing the variability of Mid-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap Value ProFund for one quarter was 18.00% (quarter ended June 30, 2003) and the lowest return was –19.68% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –14.62%.

34	< Mid-Cap Value ProFund

Class	Fund #	Ticker
Investor	017	MLPIX
Service	037	MLPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	0.76%	14.33%	8.40%
- After Taxes on Distributions	-0.05%	13.96%	7.91%
- After Taxes on Distributions and Sale of Shares	0.80%	12.48%	7.10%
Service Class Shares (1)	-0.21%	13.22%	7.37%	09/04/01
S&P MidCap 400/Citigroup Value Index (2)	2.65%	17.03%	11.68%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Mid-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MLPIX)	Service Class (MLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.05%	1.05%

Total Annual Fund Operating Expenses	1.80%	2.80%
Fee Waivers/Reimbursements**	-0.12%	-0.12%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Mid-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$555	$ 964	$2,106
Service Class	$271	$857	$1,468	$3,120

Mid-Cap Value ProFund >	35

Mid-Cap Growth ProFund

Investment Objective

Mid-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.

Principal Investment Strategy

Mid-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Growth Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mid-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 29% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Mid-Cap Growth ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, growth investing risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mid-Cap Growth ProFund by showing the variability of Mid-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap Growth ProFund for one quarter was 15.07% (quarter ended June 30, 2003) and the lowest return was –15.84% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –17.09%.

36	< Mid-Cap Growth ProFund

Class	Fund #	Ticker
Investor	018	MGPIX
Service	038	MGPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	11.68%	12.76%	6.16%
- After Taxes on Distributions	9.19%	12.25%	5.74%
- After Taxes on Distributions and Sale of Shares	8.19%	10.93%	5.13%
Service Class Shares (1)	10.61%	11.61%	5.11%	09/04/01
S&P MidCap 400/Citigroup Growth Index (2)	13.50%	15.31%	9.14%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Mid-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MGPIX)	Service Class (MGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.99%	0.99%

Total Annual Fund Operating Expenses	1.74%	2.74%
Fee Waivers/Reimbursements**	-0.06%	-0.06%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Mid-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$542	$ 938	$2,047
Service Class	$271	$845	$1,444	$3,066

Mid-Cap Growth ProFund >	37

Small-Cap Value ProFund

Investment Objective

Small-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Principal Investment Strategy

Small-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Value Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Small-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the financial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Small-Cap Value ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, small- and mid-cap company investment risk and value investing risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Small-Cap Value ProFund by showing the variability of Small-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap Value ProFund for one quarter was 21.44% (quarter ended June 30, 2003) and the lowest return was –23.88% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –8.09%.

38	< Small-Cap Value ProFund

Class	Fund #	Ticker
Investor	014	SVPIX
Service	034	SVPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-6.80%	12.99%	6.84%
- After Taxes on Distributions	-7.14%	12.89%	6.73%
- After Taxes on Distributions and Sale of Shares	-4.00%	11.39%	5.92%
Service Class Shares (1)	-7.77%	11.85%	5.77%	09/04/01
S&P SmallCap 600/Citigroup Value Index (2)	-5.19%	15.81%	10.11%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Small-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SVPIX)	Service Class (SVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.29%	1.29%

Total Annual Fund Operating Expenses	2.04%	3.04%
Fee Waivers/Reimbursements**	-0.36%	-0.36%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Small-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$605	$1,065	$2,340
Service Class	$271	$905	$1,565	$3,330

Small-Cap Value ProFund >	39

Small-Cap Growth ProFund

Investment Objective

Small-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.

Principal Investment Strategy

Small-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Growth Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Small-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Small-Cap Growth ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, growth investing risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Small-Cap Growth ProFund by showing the variability of Small-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap Growth ProFund for one quarter was 16.53% (quarter ended June 30, 2003) and the lowest return was –16.40% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –10.46%.

40	< Small-Cap Growth ProFund

Class	Fund #	Ticker
Investor	015	SGPIX
Service	035	SGPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	4.29%	14.56%	8.21%
- After Taxes on Distributions	2.41%	14.13%	7.19%
- After Taxes on Distributions and Sale of Shares	3.24%	12.59%	6.48%
Service Class Shares (1)	3.22%	13.41%	7.21%	09/04/01
S&P SmallCap 600/Citigroup Growth Index (2)	5.66%	16.43%	10.76%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Small-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SGPIX)	Service Class (SGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.18%	1.18%

Total Annual Fund Operating Expenses	1.93%	2.93%
Fee Waivers/Reimbursements**	-0.25%	-0.25%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Small-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 years
Investor Class	$171	$582	$1,019	$2,234
Service Class	$271	$883	$1,521	$3,234

Small-Cap Growth ProFund >	41

Europe 30 ProFund

Investment Objective

Europe 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

Principal Investment Strategy

Europe 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Europe 30 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Europe 30 ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 31% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Europe 30 ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk. Europe 30 ProFund will have industry concentrations to approximately the same extent as the Index underlying its benchmark.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Europe 30 ProFund by showing the variability of Europe 30 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Please note that the performance information that follows reflects performance during a period (prior to September 4, 2001) when Europe 30 ProFund pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to twice (200%) the daily performance of a different benchmark index, the ProFunds Europe Index (“PEI”). The PEI averaged, on an equal-weighted basis, the daily U.S. dollar results of three European stock indexes: the Financial Times Stock Exchange 100 Index, the DeutscheAktien Index and the CAC-40.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Europe 30 ProFund for one quarter was 20.33% (quarter ended December 31, 2003) and the lowest return was –29.62% (quarter ended March 31, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –28.45%.

42	< Europe 30 ProFund

Class	Fund #	Ticker
Investor	002	UEPIX
Service	022	UEPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (4)	Inception Date
Investor Class Shares				03/15/99
- Before Taxes	14.45%	17.91%	-1.68%
- After Taxes on Distributions	13.25%	17.64%	-2.58%
- After Taxes on Distributions and Sale of Shares	11.00%	15.84%	-1.88%
Service Class Shares (1)	13.42%	16.86%	-1.67%	03/15/99
Dow Jones STOXX 50 Index (2)(3)	14.11%	20.39%	6.79%
ProFunds Europe 30 Index (3)	13.86%	17.50%	4.12%
(1)	Reflects no deduction for taxes.
(2)	The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Reflects no deduction for fees, expenses or taxes. Does not reflect the reinvestment of dividends paid by companies in the index.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Europe 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UEPIX)	Service Class (UEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.92%	0.92%

Total Annual Fund Operating Expenses	1.67%	2.67%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Europe 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$170	$526	$ 907	$1,976
Service Class	$270	$829	$1,415	$3,003

Europe 30 ProFund >	43

This Page Intentionally Left Blank

44

Ultra ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

>	believe that the value of a particular index will increase, and that by investing with the objective of doubling the index’s daily return they will achieve superior results.
>	are seeking investment results that correspond to an index’s daily return with half the investment required for a conventional index fund.

Ultra ProFunds

ProFund	Index	Daily Benchmark
UltraBull	S&P 500® Index	Double (200%)
UltraMid-Cap	S&P MidCap 400TM Index	Double (200%)
UltraSmall-Cap	Russell 2000® Index	Double (200%)
UltraDow 30	Dow Jones Industrial AverageSM	Double (200%)
UltraNASDAQ-100	NASDAQ-100® Index	Double (200%)
UltraInternational	MSCI EAFE Index	Double (200%)
UltraEmerging Markets	The Bank of New York Mellon Emerging Markets 50 ADR® Index	Double (200%)
UltraLatin America	The Bank of New York Mellon Latin America 35 ADR® Index	Double (200%)
UltraChina	The Bank of New York Mellon China Select ADR® Index	Double (200%)
UltraJapan	Nikkei 225 Stock Average	Double (200%)

Ultra ProFunds >	45

UltraBull ProFund

Investment Objective

UltraBull ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index.

If UltraBull ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the S&P 500 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraBull ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 Index. UltraBull ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraBull ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraBull ProFund by showing the variability of UltraBull ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraBull ProFund for one quarter was 41.34% (quarter ended December 31, 1998) and the lowest return was –34.88% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –39.62%.

46	< UltraBull ProFund

Class	Fund #	Ticker
Investor	005	ULPIX
Service	025	ULPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	0.87%	18.58%	1.24%
- After Taxes on Distributions	0.56%	18.49%	1.16%
- After Taxes on Distributions and Sale of Shares	0.99%	16.47%	1.04%
Service Class Shares (1)	-0.09%	17.44%	0.30%
S&P 500 Index (2)	5.49%	12.82%	5.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraBull ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (ULPIX)	Service Class (ULPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraBull ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$153	$474	$ 818	$1,791
Service Class	$253	$779	$1,331	$2,836

UltraBull ProFund >	47

UltraMid-Cap ProFund

Investment Objective

UltraMid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If UltraMid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraMid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. UltraMid-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraMid-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraMid-Cap ProFund by showing the variability of UltraMid-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraMid-Cap ProFund for one quarter was 35.62% (quarter ended June 30, 2003) and the lowest return was –34.31% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –33.01%.

48	< UltraMid-Cap ProFund

Class	Fund #	Ticker
Investor	011	UMPIX
Service	031	UMPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	6.44%	25.00%	7.14%
- After Taxes on Distributions	6.32%	24.95%	7.11%
- After Taxes on Distributions and Sale of Shares	4.35%	22.37%	6.26%
Service Class Shares (1)	5.39%	23.80%	6.11%	02/07/00
S&P MidCap 400 Index (2)	7.97%	16.19%	9.85%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraMid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UMPIX)	Service Class (UMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.79%	0.79%

Total Annual Fund Operating Expenses	1.54%	2.54%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraMid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$157	$486	$ 839	$1,834
Service Class	$257	$791	$1,350	$2,875

UltraMid-Cap ProFund >	49

UltraSmall-Cap ProFund

Investment Objective

UltraSmall-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If UltraSmall-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraSmall-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. UltraSmall-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraSmall-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraSmall-Cap ProFund by showing the variability of UltraSmall-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraSmall-Cap ProFund for one quarter was 48.14% (quarter ended June 30, 2003) and the lowest return was –40.18% (quarter ended September 30, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –26.11%.

50	< UltraSmall-Cap ProFund

Class	Fund #	Ticker
Investor	010	UAPIX
Service	030	UAPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	-12.36%	23.96%	-0.80%
- After Taxes on Distributions	-12.38%	23.92%	-0.82%
- After Taxes on Distributions and Sale of Shares	-8.03%	21.39%	-0.69%
Service Class Shares (1)	-13.29%	22.67%	-1.78%	02/07/00
Russell 2000 Index (2)	-1.56%	16.30%	6.10%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraSmall-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UAPIX)	Service Class (UAPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.74%	0.74%

Total Annual Fund Operating Expenses	1.49%	2.49%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraSmall-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$152	$471	$ 813	$1,779
Service Class	$252	$776	$1,326	$2,826

UltraSmall-Cap ProFund >	51

UltraDow 30 ProFund

Investment Objective

UltraDow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Dow Jones Industrial Average (“DJIA”).

If UltraDow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the DJIA when the DJIA rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the DJIA when the DJIA declines on a given day.

Principal Investment Strategy

UltraDow 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the DJIA. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the DJIA and/or financial instruments that, in combination, have similar economic characteristics. UltraDow 30 ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraDow 30 ProFund will have industry concentrations to approximately the same extent as the DJIA. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraDow 30 ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraDow 30 ProFund by showing the variability of UltraDow 30 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraDow 30 ProFund for one quarter was 26.59% (quarter ended December 31, 2003) and the lowest return was –10.19% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –35.62%.

52	< UltraDow 30 ProFund

Class	Fund #	Ticker
Investor	067	UDPIX
Service	097	UDPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/03/02
- Before Taxes	8.17%	16.69%	7.51%
- After Taxes on Distributions	7.95%	16.58%	7.41%
- After Taxes on Distributions and Sale of Shares	5.35%	14.70%	6.49%
Service Class Shares (1)	7.12%	15.61%	6.54%	06/03/02
DJIA (2)	8.87%	12.23%	8.16%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraDow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UDPIX)	Service Class (UDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.80%	0.80%

Total Annual Fund Operating Expenses	1.55%	2.55%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraDow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$490	$ 845	$1,845
Service Class	$258	$793	$1,355	$2,885

UltraDow 30 ProFund >	53

UltraNASDAQ-100 ProFund

Investment Objective

UltraNASDAQ-100 ProFund (formerly UltraOTC ProFund) seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If UltraNASDAQ-100 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the NASDAQ-100 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraNASDAQ-100 ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities traded on NASDAQ or another over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. UltraNASDAQ-100 ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 28% and 41%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraNASDAQ-100 ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraNASDAQ-100 ProFund by showing the variability of UltraNASDAQ-100 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraNASDAQ-100 ProFund for one quarter was 126.35% (quarter ended December 31, 1999) and the lowest return was –62.35% (quarter ended December 31, 2000).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –47.32%.

54	< UltraNASDAQ-100 ProFund

Class	Fund #	Ticker
Investor	008	UOPIX
Service	028	UOPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	28.09%	25.03%	-3.20%
- After Taxes on Distributions	28.09%	25.03%	-3.57%
- After Taxes on Distributions and Sale of Shares	18.26%	22.40%	-2.44%
Service Class Shares (1)	26.86%	24.11%	-3.99%
NASDAQ-100 Index (2)	19.24%	16.63%	7.96%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraNASDAQ-100 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UOPIX)	Service Class (UOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual Fund Operating Expenses	1.46%	2.46%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraNASDAQ-100 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$149	$462	$ 797	$1,746
Service Class	$249	$767	$1,311	$2,796

UltraNASDAQ-100 ProFund >	55

UltraInternational ProFund

Investment Objective

UltraInternational ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

UltraInternational ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MSCI EAFE futures contracts traded in the United States. If UltraInternational ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the daily performance of the related futures contracts when they decline on a given day.

Principal Investment Strategy

UltraInternational ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the daily performance of the Index. UltraInternational ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraInternational ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the financial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraInternational ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraInternational ProFund by showing the variability of UltraInternational ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraInternational ProFund for one quarter was 8.12% (quarter ended June 30, 2007) and the lowest return was –6.66% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –52.38%.

56	< UltraInternational ProFund

Class	Fund #	Ticker
Investor	160	UNPIX
Service	190	UNPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	8.44%	13.57%
- After Taxes on Distributions	8.13%	13.01%
- After Taxes on Distributions and Sale of Shares	5.48%	11.28%
Service Class Shares (1)	7.37%	12.44%	04/19/06
MSCI EAFE Index (2)	11.17%	13.80%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraInternational ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UNPIX)	Service Class (UNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.83%	0.83%

Total Annual Fund Operating Expenses	1.58%	2.58%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraInternational ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$499	$ 860	$1,878
Service Class	$261	$802	$1,370	$2,915

UltraInternational ProFund >	57

UltraEmerging Markets ProFund

Investment Objective

UltraEmerging Markets ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index.

If UltraEmerging Markets ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as The Bank of New York Mellon Emerging Markets 50 ADR Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraEmerging Markets ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the daily performance of the Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics as the Index. UltraEmerging Markets ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraEmerging Markets ProFund will have industry concentrations to approximately the same extent as its Index. The UltraEmerging Markets ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraEmerging Markets ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, geographic concentration risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraEmerging Markets ProFund by showing the variability of UltraEmerging Markets ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraEmerging Markets ProFund for one quarter was 30.70% (quarter ended June 30, 2007) and the lowest return was –1.19% (quarter ended March 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –58.28%.

58	< UltraEmerging Markets ProFund

Class	Fund #	Ticker
Investor	162	UUPIX
Service	192	UUPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	70.11%	49.12%
- After Taxes on Distributions	53.83%	40.31%
- After Taxes on Distributions and Sale of Shares	44.84%	37.00%
Service Class Shares (1)	68.44%	47.57%	04/19/06
The Bank of New York Mellon Emerging Markets 50 ADR Index (2)	43.50%	33.86%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraEmerging Markets ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UUPIX)	Service Class (UUPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.69%	0.69%

Total Annual Fund Operating Expenses	1.44%	2.44%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraEmerging Markets ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$147	$456	$ 787	$1,724
Service Class	$247	$761	$1,301	$2,776

UltraEmerging Markets ProFund >	59

UltraLatin America ProFund

Investment Objective

UltraLatin America ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon Latin America 35 ADR Index. UltraLatin America ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark.

If UltraLatin America ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as The Bank of New York Mellon Latin America 35 ADR Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraLatin America ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) The Bank of New York Mellon Latin America 35 ADR Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. UltraLatin America ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments UltraLatin America ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmarks. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the basic materials industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraLatin America ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, growth investing risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

UltraLatin America ProFund commenced investment operations October 16, 2007. Performance history will be available for the Fund after it has been in operation for a full calendar year.

60	< UltraLatin America ProFund

Class	Fund #	Ticker
Investor	164	UBPIX
Service	194	UBPSX

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraLatin America ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UBPIX)	Service Class (UBPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.91%	0.91%

Total Annual Fund Operating Expenses	1.66%	2.66%
*	Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraLatin America ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$169	$523	$ 902	$1,965
Service Class	$269	$826	$1,410	$2,993

UltraLatin America ProFund >	61

UltraChina ProFund

Investment Objective

UltraChina ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon China Select ADR Index.

UltraChina ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the Index. If UltraChina ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any increase in The Bank of New York Mellon China Select ADR Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the Index when the Index declines on a given day.

Principal Investment Strategy

UltraChina ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the daily performance of the Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to financial instruments with economic characteristics that, in combination, are similar to those of the Index. UltraChina ProFund may use leveraged investment techniques and/or sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraChina ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the communications and energy industry groups, which comprised approximately 41% and 26%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraChina ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk, portfolio turn-over risk, small- and mid-cap company investment risk and valuation time risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

UltraChina ProFund commenced investment operations on February 4, 2008. Performance history will be available for the Fund after it has been in operation for a full calendar year.

62	< UltraChina ProFund

Class	Fund #	Ticker
Investor	168	UGPIX
Service	198	UGPSX

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraChina ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UGPIX)	Service Class (UGPSX)
Investment Advisory Fee	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.78%	0.78%

Total Annual Fund Operating Expenses	1.53%	2.53%
*	“Other Expenses” are based on estimates for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraChina ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years
Investor Class	$156	$483
Service Class	$256	$788

UltraChina ProFund >	63

UltraJapan ProFund

Investment Objective

UltraJapan ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Nikkei 225 Stock Average.

The UltraJapan ProFund seeks to provide a return consistent with an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. dollars.

UltraJapan ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States. If UltraJapan ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the related futures contracts when they decline on a given day.

Principal Investment Strategy

UltraJapan ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities of Japanese companies and/or financial instruments that, in combination, have similar economic characteristics. UltraJapan ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraJapan ProFund will normally seek to eliminate exposure to Japanese yen, consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the industrial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraJapan ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investment risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and valuation time risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraJapan ProFund by showing the variability of UltraJapan ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraJapan ProFund for one quarter was 40.58% (quarter ended September 30, 2005) and the lowest return was –44.15% (quarter ended September 30, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –45.66%.

64	< UltraJapan ProFund

Class	Fund #	Ticker
Investor	012	UJPIX
Service	032	UJPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	-25.18%	21.37%	-11.23%
- After Taxes on Distributions	-27.14%	18.97%	-12.60%
- After Taxes on Distributions and Sale of Shares	-16.34%	18.48%	-9.14%
Service Class Shares (1)	-25.91%	20.18%	-12.11%	02/07/00
Nikkei 225 Stock Average — USD Terms (2)	-5.23%	14.46%	-2.90%
Nikkei 225 Stock Average — Local (Yen) Terms (2)	-10.23%	13.34%	-2.45%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraJapan ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UJPIX)	Service Class (UJPSX)
Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.76%	0.76%

Total Annual Fund Operating Expenses	1.66%	2.66%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraJapan ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$169	$523	$ 902	$1,965
Service Class	$269	$826	$1,410	$2,993

UltraJapan ProFund >	65

This Page Intentionally Left Blank

66

Inverse ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

>	expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.
>	are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

Inverse ProFunds

ProFund	Index	Daily Benchmark
Bear	S&P 500® Index	100% of the Inverse
Short Small-Cap	Russell 2000® Index	100% of the Inverse
Short NASDAQ-100	NASDAQ-100® Index	100% of the Inverse
UltraBear	S&P 500 Index	200% of the Inverse
UltraShort Mid-Cap	S&P MidCap 400TM Index	200% of the Inverse
UltraShort Small-Cap	Russell 2000 Index	200% of the Inverse
UltraShort Dow 30	Dow Jones Industrial AverageSM	200% of the Inverse
UltraShort NASDAQ-100	NASDAQ-100 Index	200% of the Inverse
UltraShort International	MSCI EAFE Index	200% of the Inverse
UltraShort Emerging Markets	The Bank of New York Mellon Emerging Markets 50 ADR® Index	200% of the Inverse
UltraShort Latin America	The Bank of New York Mellon Latin America 35 ADR® Index	200% of the Inverse
UltraShort China	The Bank of New York Mellon China Select ADR® Index	200% of the Inverse
UltraShort Japan	Nikkei 225 Stock Average	200% of the Inverse

Inverse ProFunds >	67

Bear ProFund

Investment Objective

Bear ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If Bear ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Bear ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Bear ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Bear ProFund by showing the variability of Bear ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Bear ProFund for one quarter was 17.69% (quarter ended September 30, 2002) and the lowest return was –17.06% (quarter ended December 31, 1998).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 21.32%.

68	< Bear ProFund

Class	Fund #	Ticker
Investor	006	BRPIX
Service	026	BRPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	0.88%	-8.81%	-3.28%
- After Taxes on Distributions	-0.25%	-9.50%	-4.48%
- After Taxes on Distributions and Sale of Shares	0.57%	-7.63%	-3.39%
Service Class Shares (1)	-0.03%	-9.69%	-4.20%
S&P 500 Index (2)	5.49%	12.82%	5.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Bear ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BRPIX)	Service Class (BRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.81%	0.81%

Total Annual Fund Operating Expenses	1.56%	2.56%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Bear ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$159	$493	$ 850	$1,856
Service Class	$259	$796	$1,360	$2,895

Bear ProFund >	69

Short Small-Cap ProFund

Investment Objective

Short Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If Short Small-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Small-Cap ProFund invests in financial instruments that should have similar daily return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Short Small-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Short Small-Cap ProFund by showing the variability of Short Small-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Short Small-Cap ProFund for one quarter was 6.22% (quarter ended June 30, 2006) and the lowest return was –19.92% (quarter ended June 30, 2003).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 5.70%.

70	< Short Small-Cap ProFund

Class	Fund #	Ticker
Investor	064	SHPIX
Service	094	SHPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	5.05%	-13.28%	-8.35%
- After Taxes on Distributions	3.19%	-14.16%	-9.17%
- After Taxes on Distributions and Sale of Shares	3.27%	-11.17%	-7.29%
Service Class Shares (1)	3.96%	-14.09%	-9.22%	05/01/02
Russell 2000 Index (2)	-1.56%	16.30%	8.78%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Short Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SHPIX)	Service Class (SHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.87%	0.87%

Total Annual Fund Operating Expenses	1.62%	2.62%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$ 881	$1,922
Service Class	$265	$814	$1,390	$2,954

Short Small-Cap ProFund >	71

Short NASDAQ-100 ProFund

Investment Objective

Short NASDAQ-100 ProFund (formerly Short OTC ProFund) seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If Short NASDAQ-100 ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short NASDAQ-100 ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with similar economic characteristics that, in combination, are be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 28% and 41%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Short NASDAQ-100 ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, portfolio turnover risk, liquidity risk, market risk, non-diversification risk, short sale risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Short NASDAQ-100 ProFund by showing the variability of Short NASDAQ-100 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Short NASDAQ-100 ProFund for one quarter was 9.51% (quarter ended March 31, 2005) and the lowest return was –16.57% (quarter ended June 30, 2003).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 24.59%.

72	< Short NASDAQ-100 ProFund

Class	Fund #	Ticker
Investor	063	SOPIX
Service	093	SOPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	-11.65%	-13.28%	-9.94%
- After Taxes on Distributions	-14.36%	-14.31%	-10.90%
- After Taxes on Distributions and Sale of Shares	-7.59%	-11.23%	-8.58%
Service Class Shares (1)	-12.53%	-14.15%	-10.86%	05/01/02
NASDAQ-100 Index (2)	19.24%	16.63%	9.55%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Short NASDAQ-100 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SOPIX)	Service Class (SOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.99%	0.99%

Total Annual Fund Operating Expenses	1.74%	2.74%
Fee Waivers/Reimbursements**	-0.06%	-0.06%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Short NASDAQ-100 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$542	$ 938	$2,047
Service Class	$271	$845	$1,444	$3,066

Short NASDAQ-100 ProFund >	73

UltraBear ProFund

Investment Objective

UltraBear ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index.

If UltraBear ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the S&P 500 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraBear ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the S&P 500 Index. UltraBear ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraBear ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraBear ProFund by showing the variability of UltraBear ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraBear ProFund for one quarter was 35.33% (quarter ended September 30, 2001) and the lowest return was –32.26% (quarter ended December 31, 1998).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 38.78%.

74	< UltraBear ProFund

Class	Fund #	Ticker
Investor	007	URPIX
Service	027	URPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Ten Years
Investor Class Shares
- Before Taxes	-4.60%	-19.39%	-11.30%
- After Taxes on Distributions	-5.77%	-19.98%	-11.96%
- After Taxes on Distributions and Sale of Shares	-3.00%	-15.43%	-8.86%
Service Class Shares (1)	-5.47%	-20.14%	-12.03%
S&P 500 Index (2)	5.49%	12.82%	5.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraBear ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (URPIX)	Service Class (URPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.74%	0.74%

Total Annual Fund Operating Expenses	1.49%	2.49%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraBear ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$152	$471	$ 813	$1,779
Service Class	$252	$776	$1,326	$2,826

UltraBear ProFund >	75

UltraShort Mid-Cap ProFund

Investment Objective

UltraShort Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P MidCap 400 Index.

If UltraShort Mid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the S&P MidCap 400 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort Mid-Cap ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are be inverse to those of the Index. UltraShort Mid-Cap ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraShort Mid-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Mid-Cap ProFund by showing the variability of the UltraShort Mid-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Mid-Cap ProFund for one quarter was 7.69% (quarter ended June 30, 2006) and the lowest return was –12.28% (quarter ended March 31, 2006).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 20.29%.

76	< UltraShort Mid-Cap ProFund

Class	Fund #	Ticker
Investor	104	UIPIX
Service	134	UIPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-9.50%	-17.61%
- After Taxes on Distributions	-9.95%	-18.21%
- After Taxes on Distributions and Sale of Shares	-6.18%	-14.52%
Service Class Shares (1)	-10.35%	-18.50%	01/30/04
S&P MidCap 400 Index (2)	7.97%	11.43%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UIPIX)	Service Class (UIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.88%	0.88%

Total Annual Fund Operating Expenses	1.63%	2.63%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would) be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$ 887	$1,933
Service Class	$266	$817	$1,395	$2,964

UltraShort Mid-Cap ProFund >	77

UltraShort Small-Cap ProFund

Investment Objective

UltraShort Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Russell 2000 Index.

If UltraShort Small-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the Russell 2000 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort Small-Cap ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. UltraShort Small-Cap ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraShort Small-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Small-Cap ProFund by showing the variability of the UltraShort Small-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Small-Cap ProFund for one quarter was 11.48% (quarter ended March 31, 2005) and the lowest return was –22.00% (quarter ended March 31, 2006).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 4.50%.

78	< UltraShort Small-Cap ProFund

Class	Fund #	Ticker
Investor	105	UCPIX
Service	135	UCPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	1.89%	-16.47%
- After Taxes on Distributions	1.07%	-17.25%
- After Taxes on Distributions and Sale of Shares	1.22%	-13.76%
Service Class Shares (1)	0.88%	-17.32%	01/30/04
Russell 2000 Index (2)	-1.56%	8.65%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UCPIX)	Service Class (UCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual Fund Operating Expenses	1.46%	2.46%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$149	$462	$ 797	$1,746
Service Class	$249	$767	$1,311	$2,796

UltraShort Small-Cap ProFund >	79

UltraShort Dow 30 ProFund

Investment Objective

UltraShort Dow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (“DJIA”).

If UltraShort Dow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the DJIA when the DJIA rises on a given day.

Principal Investment Strategy

UltraShort Dow 30 ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the DJIA. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the DJIA. UltraShort Dow 30 ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraShort Dow 30 ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Dow 30 ProFund by showing the variability of the UltraShort Dow 30 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Dow 30 ProFund for one quarter was 9.35% (quarter ended December 31, 2007) and the lowest return was –13.75% (quarter ended June 30, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 30.02%.

80	< UltraShort Dow 30 ProFund

Class	Fund #	Ticker
Investor	103	UWPIX
Service	133	UWPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			07/22/04
- Before Taxes	-9.02%	-14.09%
- After Taxes on Distributions	-10.40%	-14.93%
- After Taxes on Distributions and Sale of Shares	-5.87%	-12.03%
Service Class Shares (1)	-9.97%	-14.99%	07/22/04
DJIA (2)	8.87%	10.91%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort Dow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UWPIX)	Service Class (UWPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.91%	0.91%

Total Annual Fund Operating Expenses	1.66%	2.66%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort Dow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$169	$523	$ 902	$1,965
Service Class	$269	$826	$1,410	$2,993

UltraShort Dow 30 ProFund >	81

UltraShort NASDAQ-100 ProFund

Investment Objective

UltraShort NASDAQ-100 ProFund (formerly UltraShort OTC ProFund) seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If UltraShort NASDAQ-100 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the NASDAQ-100 Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort NASDAQ-100 ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. UltraShort NASDAQ-100 ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the communications and technology industry groups, which comprised approximately 28% and 41%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraShort NASDAQ-100 ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and technology investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraShort NASDAQ-100 ProFund by showing the variability of UltraShort NASDAQ-100 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort NASDAQ-100 ProFund for one quarter was 116.60% (quarter ended September 30, 2001) and the lowest return was –58.93% (quarter ended December 31, 1999).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 45.79%.

82	< UltraShort NASDAQ-100 ProFund

Class	Fund #	Ticker
Investor	009	USPIX
Service	029	USPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/02/98
- Before Taxes	-27.67%	-28.63%	-34.67%
- After Taxes on Distributions	-29.26%	-29.25%	-35.48%
- After Taxes on Distributions and Sale of Shares	-18.01%	-21.23%	-17.19%
Service Class Shares (1)	-28.40%	-29.33%	-35.25%	06/02/98
NASDAQ-100 Index (2)	19.24%	16.63%	6.29%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund
The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort NASDAQ-100 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (USPIX)	Service Class (USPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort NASDAQ-100 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$153	$474	$ 818	$1,791
Service Class	$253	$779	$1,331	$2,836

UltraShort NASDAQ-100 ProFund >	83

UltraShort International ProFund

Investment Objective

UltraShort International ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

UltraShort International ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the MSCI EAFE futures contracts traded in the United States. If UltraShort International ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the daily performance of the related futures contacts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the daily performance of the related futures contacts when they rise on a given day.

Principal Investment Strategy

UltraShort International ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Index. UltraShort International ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. UltraShort International ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the financial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraShort International ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort International ProFund by showing the variability of the UltraShort International ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort International ProFund for one quarter was 3.38% (quarter ended December 31, 2007) and the lowest return was –8.14% (quarter ended June 30, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 64.90%.

84	< UltraShort International ProFund

Class	Fund #	Ticker
Investor	161	UXPIX
Service	191	UXPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	-16.04%	-19.56%
- After Taxes on Distributions	-17.30%	-20.58%
- After Taxes on Distributions and Sale of Shares	-10.42%	-16.97%
Service Class Shares (1)	-16.83%	-20.38%	04/19/06
MSCI EAFE Index (2)	11.17%	13.80%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort International ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UXPIX)	Service Class (UXPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.87%	0.87%

Total Annual Fund Operating Expenses	1.62%	2.62%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort International ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$ 881	$1,922
Service Class	$265	$814	$1,390	$2,954

UltraShort International ProFund >	85

UltraShort Emerging Markets ProFund

Investment Objective

UltraShort Emerging Markets ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index.

If UltraShort Emerging Markets ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in The Bank of New York Mellon Emerging Markets 50 ADR Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort Emerging Markets ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. UltraShort Emerging Markets ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. UltraShort Emerging Markets ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraShort Emerging Markets ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Emerging Markets ProFund by showing the variability of the UltraShort Emerging Markets ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Emerging Markets ProFund for one quarter was –5.32% (quarter ended March 31, 2007) and the lowest return was –32.70% (quarter ended September 30, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 46.81%.

86	< UltraShort Emerging Markets ProFund

Class	Fund #	Ticker
Investor	163	UVPIX
Service	193	UVPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			04/19/06
- Before Taxes	-61.37%	-53.30%
- After Taxes on Distributions	-62.44%	-54.49%
- After Taxes on Distributions and Sale of Shares	-39.90%	-43.56%
Service Class Shares (1)	-61.74%	-53.77%	04/19/06
The Bank of New York Mellon Emerging Markets 50 ADR Index (2)	43.50%	33.86%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort Emerging Markets ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UVPIX)	Service Class (UVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.78%	0.78%

Total Annual Fund Operating Expenses	1.53%	2.53%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort Emerging Markets ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$156	$483	$ 834	$1,824
Service Class	$256	$788	$1,345	$2,866

UltraShort Emerging Markets ProFund >	87

UltraShort Latin America ProFund

Investment Objective

UltraShort Latin America ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon Latin America 35 ADR Index.

UltraShort Latin America ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the Index. If UltraShort Latin America ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in The Bank of New York Mellon Latin America 35 ADR Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the daily performance of the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort Latin America ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. UltraShort Latin America ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The UltraShort Latin America ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the basic materials industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraShort Latin America ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, growth investing risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

UltraShort Latin America ProFund commenced investment operations on October 16, 2007. Performance history will be available for the Fund after it has been in operation for a full calendar year.

88	< UltraShort Latin America ProFund

Class	Fund #	Ticker
Investor	165	UFPIX
Service	195	UFPSX

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort Latin America ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UFPIX)	Service Class (UFPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.91%	1.91%

Total Annual Fund Operating Expenses	2.66%	3.66%
Fee Waivers/Reimbursements**	-0.98%	-0.98%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by Pro-Fund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in UltraShort Latin America ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$ 733	$1,323	$2,921
Service Class	$271	$1,030	$1,810	$3,852

UltraShort Latin America ProFund >	89

UltraShort China ProFund

Investment Objective

UltraShort China ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon China Select ADR Index.

UltraShort China ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the Index. If UltraShort China ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in The Bank of New York Mellon China Select ADR Index when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort China ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. UltraShort China ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. UltraShort China ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the communications and energy industry groups, which comprised approximately 41% and 26%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraShort China ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short-sale risk, small- and mid-cap company investment risk and valuation time risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

UltraShort China ProFund commenced investment operations on February 4, 2008. Performance history will be available for the Fund after it has been in operation for a full calendar year.

90	< UltraShort China ProFund

Class	Fund #	Ticker
Investor	169	UHPIX
Service	199	UHPSX

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort China ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UHPIX)	Service Class (UHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.77%	0.77%

Total Annual Fund Operating Expenses	1.52%	2.52%
*	“Other Expenses” are based on estimates for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort China ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years
Investor Class	$155	$480
Service Class	$255	$785

UltraShort China ProFund >	91

UltraShort Japan ProFund

Investment Objective

UltraShort Japan ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Nikkei 225 Stock Average.

UltraShort Japan ProFund seeks to provide a return consistent with twice (200%) the inverse (opposite) of an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. dollars.

UltraShort Japan ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States. If UltraShort Japan ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as any decrease in the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as any increase in the daily performance of the related futures contracts when they rise on a given day.

Principal Investment Strategy

UltraShort Japan ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Nikkei 225 Stock Index. UltraShort Japan ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. Consistent with its daily benchmark, UltraShort Japan ProFund will normally seek to eliminate exposure to Japanese yen. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the industrial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in UltraShort Japan ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, short sale risk and valuation time risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Japan ProFund by showing the variability of the UltraShort Japan ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Japan ProFund for one quarter was 18.28% (quarter ended December 31, 2007) and the lowest return was –9.51% (quarter ended June 30, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 43.66%.

92	< UltraShort Japan ProFund

Class	Fund #	Ticker
Investor	019	UKPIX
Service	039	UKPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			03/29/06
- Before Taxes	21.80%	6.63%
- After Taxes on Distributions	20.86%	5.57%
- After Taxes on Distributions and Sale of Shares	14.15%	5.01%
Service Class Shares (1)	20.58%	5.53%	03/29/06
Nikkei 225 Stock Average — USD Terms (2)	-5.23%	-2.43%
Nikkei 225 Stock Average — Local (Yen) Terms (2)	-10.23%	-4.81%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraShort Japan ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UKPIX)	Service Class (UKPSX)
Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.85%	0.85%

Total Annual Fund Operating Expenses	1.75%	2.75%
Fee Waivers/Reimbursements**	-0.07%	-0.07%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in UltraShort Japan ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$544	$ 942	$2,057
Service Class	$271	$847	$1,448	$3,075

UltraShort Japan ProFund >	93

This Page Intentionally Left Blank

94

UltraSector ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

>	believe that the value of a particular index will increase and that by investing with the objective of one and one-half times the index’s daily return they will achieve superior results.
>	desire to add investments in economic sectors or industry groups with perceived above-average growth potential.
>	actively rotate their investments to perceived strong sectors or industry groups and out of perceived weak sectors or industry groups, as market and economic conditions change.

UltraSector ProFunds

ProFund	Index	Daily Benchmark
Banks	Dow Jones U.S. BanksSM Index	150%
Basic Materials	Dow Jones U.S. Basic MaterialsSM Index	150%
Biotechnology	Dow Jones U.S. BiotechnologySM Index	150%
Consumer Goods	Dow Jones U.S. Consumer GoodsSM Index	150%
Consumer Services	Dow Jones U.S. Consumer ServicesSM Index	150%
Financials	Dow Jones U.S. FinancialsSM Index	150%
Health Care	Dow Jones U.S. Health CareSM Index	150%
Industrials	Dow Jones U.S. IndustrialsSM Index	150%
Internet	Dow Jones Composite InternetSM Index	150%
Mobile Telecommunications	Dow Jones U.S. Mobile TelecommunicationsSM Index	150%
Oil & Gas	Dow Jones U.S. Oil & GasSM Index	150%
Oil Equipment, Services & Distribution	Dow Jones U.S. Oil Equipment, Services & DistributionSM Index	150%
Pharmaceuticals	Dow Jones U.S. PharmaceuticalsSM Index	150%
Precious Metals	Dow Jones Precious MetalsSM Index	150%
Real Estate	Dow Jones U.S. Real EstateSM Index	150%
Semiconductor	Dow Jones U.S. SemiconductorsSM Index	150%
Technology	Dow Jones U.S. TechnologySM Index	150%
Telecommunications	Dow Jones U.S. TelecommunicationsSM Index	150%
Utilities	Dow Jones U.S. UtilitiesSM Index	150%

UltraSector ProFunds >	95

Banks UltraSector ProFund

Investment Objective

Banks UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Banks Index.

If Banks UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Banks Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Banks UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Banks UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the bank industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Banks UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Banks UltraSector ProFund is also subject to risks faced by companies in the banking economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Banks UltraSector ProFund by showing the variability of Banks UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Banks UltraSector ProFund for one quarter was 28.11% (quarter ended June 30, 2003) and the lowest return was –29.10% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –30.40%.

96	< Banks UltraSector ProFund

Class	Fund #	Ticker
Investor	059	BKPIX
Service	089	BKPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	-39.93%	4.09%	0.78%
- After Taxes on Distributions	-40.04%	3.54%	0.06%
- After Taxes on Distributions and Sale of Shares	-25.85%	3.31%	0.31%
Service Class Shares (1)	-40.53%	3.08%	-0.16%	09/04/01
S&P 500 Index (2)	5.49%	12.82%	6.05%
Dow Jones U.S. Banks Index (2)	-25.18%	6.47%	4.57%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Banks UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BKPIX)	Service Class (BKPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.23%	1.23%

Total Annual Fund Operating Expenses	1.98%	2.98%
Fee Waivers/Reimbursements**	-0.30%	-0.30%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Banks UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$592	$1,040	$2,282
Service Class	$271	$893	$1,541	$3,278

Banks UltraSector ProFund >	97

Basic Materials UltraSector ProFund

Investment Objective

Basic Materials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Basic Materials Index.

If Basic Materials UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Basic Materials Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Basic Materials UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Basic Materials Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Basic Materials UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the chemical industry group, which comprised approximately 56% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Basic Materials UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Basic Materials UltraSector ProFund is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials exceeding demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Basic Materials UltraSector ProFund by showing the variability of Basic Materials UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Basic Materials UltraSector ProFund for one quarter was 35.03% (quarter ended December 31, 2003) and the lowest return was –34.18% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –38.77%.

98	< Basic Materials UltraSector ProFund

Class	Fund #	Ticker
Investor	042	BMPIX
Service	072	BMPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				09/04/01
- Before Taxes	43.22%	24.12%	13.41%
- After Taxes on Distributions	43.03%	23.95%	13.28%
- After Taxes on Distributions and Sale of Shares	28.34%	21.50%	11.83%
Service Class Shares (1)	41.73%	22.95%	12.62%	09/04/01
S&P 500 Index (2)	5.49%	12.82%	6.05%
Dow Jones U.S. Basic Materials Index (2)	32.86%	20.27%	13.85%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Basic Materials UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BMPIX)	Service Class (BMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.81%	0.81%

Total Annual Fund Operating Expenses	1.56%	2.56%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Basic Materials UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$159	$493	$ 850	$1,856
Service Class	$259	$796	$1,360	$2,895

Basic Materials UltraSector ProFund >	99

Biotechnology UltraSector ProFund

Investment Objective

Biotechnology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Biotechnology Index.

If Biotechnology UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Biotechnology Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Biotechnology UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Biotechnology UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Biotechnology UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Biotechnology UltraSector ProFund is also subject to risks faced by companies in the biotechnology economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Biotechnology UltraSector ProFund by showing the variability of Biotechnology UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Biotechnology UltraSector ProFund for one quarter was 35.09% (quarter ended June 30, 2003) and the lowest return was –43.77% (quarter ended June 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 14.57%.

100	< Biotechnology UltraSector ProFund

Class	Fund #	Ticker
Investor	043	BIPIX
Service	073	BIPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-4.86%	15.75%	-8.53%
- After Taxes on Distributions	-4.86%	15.75%	-8.53%
- After Taxes on Distributions and Sale of Shares	-3.16%	13.89%	-6.89%
Service Class Shares (1)	-5.77%	14.62%	-9.41%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Biotechnology Index (2)	0.23%	14.14%	-2.17%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Biotechnology UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BIPIX)	Service Class (BIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.85%	0.85%

Total Annual Fund Operating Expenses	1.60%	2.60%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Biotechnology UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$163	$505	$ 871	$1,900
Service Class	$263	$808	$1,380	$2,934

Biotechnology UltraSector ProFund >	101

Consumer Goods UltraSector ProFund

Investment Objective

Consumer Goods UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Consumer Goods Index.

If Consumer Goods UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Consumer Goods Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Consumer Goods UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Consumer Goods Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Consumer Goods UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Consumer Goods UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Consumer Goods UltraSector ProFund is also subject to risks faced by companies in the consumer goods economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that could adversely affect tobacco companies; securities prices and profitability of food, soft drink and fashion related products that might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and food and beverage companies that may derive a substantial portion of their net income from foreign countries that may be affected by international events. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Consumer Goods UltraSector ProFund by showing the variability of the Consumer Goods UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Consumer Goods UltraSector ProFund for one quarter was 8.69% (quarter ended September 30, 2006) and the lowest return was –2.95% (quarter ended March 31, 2005).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –16.34%.

102	< Consumer Goods UltraSector ProFund

Class	Fund #	Ticker
Investor	044	CNPIX
Service	074	CNPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	8.36%	9.10%
- After Taxes on Distributions	8.26%	8.95%
- After Taxes on Distributions and Sale of Shares	5.51%	7.84%
Service Class Shares (1)	7.29%	8.02%	01/30/04
S&P 500 Index (2)	5.49%	8.87%
Dow Jones U.S. Consumer Goods Index (2)	9.69%	9.96%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Consumer Goods UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (CNPIX)	Service Class (CNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.72%	1.72%

Total Annual Fund Operating Expenses	2.47%	3.47%
Fee Waivers/Reimbursements**	-0.79%	-0.79%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Consumer Goods UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$694	$1,244	$2,746
Service Class	$271	$992	$1,735	$3,695

Consumer Goods UltraSector ProFund >	103

Consumer Services UltraSector ProFund

Investment Objective

Consumer Services UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Consumer Services Index.

If Consumer Services UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Consumer Services Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Consumer Services UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Consumer Services Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Consumer Services UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Consumer Services UltraSector ProFund will have industry concentrations to approximately the same extent as its Index. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the general retailer and media industry groups, which comprised approximately 44% and 26%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Consumer Services UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Consumer Services UltraSector ProFund is also subject to risks faced by companies in the consumer services economic sector, including: securities prices and profitability that may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes that can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Consumer Services UltraSector ProFund by showing the variability of the Consumer Services UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Consumer Services UltraSector ProFund for one quarter was 11.49% (quarter ended December 31, 2006) and the lowest return was –13.18% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –23.24%.

104	< Consumer Services UltraSector ProFund

Class	Fund #	Ticker
Investor	051	CYPIX
Service	081	CYPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-16.27%	-0.13%
- After Taxes on Distributions	-16.52%	-0.54%
- After Taxes on Distributions and Sale of Shares	-10.35%	-0.29%
Service Class Shares (1)	-17.09%	-1.05%	01/30/04
S&P 500 Index (2)	5.49%	8.87%
Dow Jones U.S. Consumer Services Index (2)	-7.18%	3.62%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Consumer Services UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (CYPIX)	Service Class (CYPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	2.78%	2.78%

Total Annual Fund Operating Expenses	3.53%	4.53%
Fee Waivers/Reimbursements**	-1.85%	-1.85%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Consumer Services UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$ 911	$1,673	$3,679
Service Class	$271	$1,202	$2,143	$4,532

Consumer Services UltraSector ProFund >	105

Financials UltraSector ProFund

Investment Objective

Financials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Financials Index.

If Financials UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses as the Dow Jones U.S. Financials Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses as the Index when the Index declines on a given day.

Principal Investment Strategy

Financials UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Financials Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Financials UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the bank industry group, which comprised approximately 42% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Financials UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Financials UltraSector ProFund is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses (which usually increase in economic downturns, which may lead to insolvency or other negative consequences); the severe price competition to which financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Financials UltraSector ProFund by showing the variability of Financials UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Financials UltraSector ProFund for one quarter was 26.05% (quarter ended June 30, 2003) and the lowest return was –24.82% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –42.33%.

106	< Financials UltraSector ProFund

Class	Fund #	Ticker
Investor	048	FNPIX
Service	078	FNPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-30.40%	8.32%	2.24%
- After Taxes on Distributions	-30.56%	8.21%	2.17%
- After Taxes on Distributions and Sale of Shares	-19.56%	7.23%	1.92%
Service Class Shares (1)	-31.07%	7.28%	1.29%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Financials Index (2)	-17.66%	9.43%	6.27%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Financials UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (FNPIX)	Service Class (FNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.27%	1.27%

Total Annual Fund Operating Expenses	2.02%	3.02%
Fee Waivers/Reimbursements**	-0.34%	-0.34%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Financials UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$601	$1,057	$2,321
Service Class	$271	$901	$1,557	$3,313

Financials UltraSector ProFund >	107

Health Care UltraSector ProFund

Investment Objective

Health Care UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Health Care Index.

If Health Care UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Health Care Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Health Care UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Health Care Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Health Care UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the pharmaceuticals and biotechnology, and the health care and equipment services industry groups, which comprised approximately 64% and 36%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Health Care UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, Health Care UltraSector ProFund is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the long and costly process for obtaining new product approval by the Food and Drug Administration; the difficulty that healthcare providers may have in obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Health Care UltraSector ProFund by showing the variability of Health Care UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Health Care UltraSector ProFund for one quarter was 15.74% (quarter ended June 30, 2003) and the lowest return was –26.07% (quarter ended March 31, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –18.85%.

108	< Health Care UltraSector ProFund

Class	Fund #	Ticker
Investor	049	HCPIX
Service	079	HCPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	6.95%	9.09%	-2.03%
- After Taxes on Distributions	6.88%	9.06%	-2.05%
- After Taxes on Distributions and Sale of Shares	4.62%	7.91%	-1.71%
Service Class Shares (1)	5.98%	8.11%	-2.95%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Health Care Index (2)	8.36%	9.39%	2.69%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Health Care UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (HCPIX)	Service Class (HCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.01%	1.01%

Total Annual Fund Operating Expenses	1.76%	2.76%
Fee Waivers/Reimbursements**	-0.08%	-0.08%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Health Care UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$546	$ 947	$2,067
Service Class	$271	$849	$1,452	$3,084

Health Care UltraSector ProFund >	109

Industrials UltraSector ProFund

Investment Objective

Industrials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Industrials Index.

If Industrials UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Industrials Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Industrials UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Industrials Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, should have similar economic characteristics. Industrials UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the general industrials industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Industrials UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Industrials UltraSector ProFund is also subject to risks faced by companies in the industrials economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Industrials UltraSector ProFund by showing the variability of the Industrials UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Industrials UltraSector ProFund for one quarter was 14.41% (quarter ended June 30, 2007) and the lowest return was –6.50% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –32.05%.

110	< Industrials UltraSector ProFund

Class	Fund #	Ticker
Investor	056	IDPIX
Service	086	IDPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	14.08%	12.52%
- After Taxes on Distributions	13.80%	12.42%
- After Taxes on Distributions and Sale of Shares	9.54%	10.89%
Service Class Shares (1)	12.98%	11.39%	01/30/04
S&P 500 Index (2)	5.49%	8.87%
Dow Jones U.S. Industrials Index (2)	13.57%	12.12%
(1)	Reflects on deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Industrials UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (IDPIX)	Service Class (IDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.43%	1.43%

Total Annual Fund Operating Expenses	2.18%	3.18%
Fee Waivers/Reimbursements**	-0.50%	-0.50%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Industrials UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$634	$1,124	$2,474
Service Class	$271	$934	$1,621	$3,451

Industrials UltraSector ProFund >	111

Internet UltraSector ProFund

Investment Objective

Internet UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones Internet Composite Index.

If Internet UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones Internet Composite Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Internet UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones Internet Composite Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Internet UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Internet UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, Internet UltraSector ProFund is also subject to risks faced by companies in the Internet economic sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Internet UltraSector ProFund by showing the variability of Internet UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Internet UltraSector ProFund for one quarter was 94.32% (quarter ended December 31, 2001) and the lowest return was –70.02% (quarter ended September 30, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –38.01%.

112	< Internet UltraSector ProFund

Class	Fund #	Ticker
Investor	050	INPIX
Service	080	INPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	11.20%	29.00%	-26.74%
- After Taxes on Distributions	11.20%	28.95%	-26.76%
- After Taxes on Distributions and Sale of Shares	7.28%	26.08%	-17.65%
Service Class Shares (1)	10.07%	27.73%	-27.57%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones Internet Composite Index (2)	11.81%	23.30%	-12.22%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Internet UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (INPIX)	Service Class (INPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.92%	0.92%

Total Annual Fund Operating Expenses	1.67%	2.67%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Internet UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$170	$526	$ 907	$1,976
Service Class	$270	$829	$1,415	$3,003

Internet UltraSector ProFund >	113

Mobile Telecommunications UltraSector ProFund

Investment Objective

Mobile Telecommunications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Mobile Telecommunications Index.

If Mobile Telecommunications UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Mobile Telecommunications Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Mobile Telecommunications UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Mobile Telecommunications Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mobile Telecommunications UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the mobile telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Mobile Telecommunications UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Mobile Telecommunications UltraSector ProFund is also subject to risks faced by companies in the wireless communications economic sector, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mobile Telecommunications UltraSector ProFund by showing the variability of Mobile Telecommunications UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mobile Telecommunications UltraSector ProFund for one quarter was 49.32% (quarter ended December 31, 2002) and the lowest return was –59.21% (quarter ended March 31, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –62.67%.

114	< Mobile Telecommunications UltraSector ProFund

Class	Fund #	Ticker
Investor	053	WCPIX
Service	083	WCPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-29.60%	16.22%	-29.83%
- After Taxes on Distributions	-29.65%	16.13%	-29.87%
- After Taxes on Distributions and Sale of Shares	-19.18%	14.32%	-18.76%
Service Class Shares (1)	-30.28%	14.92%	-30.59%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Mobile Telecommunications Index (2)	-17.25%	15.45%	-15.34%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Mobile Telecommunications UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (WCPIX)	Service Class (WCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.17%	1.17%

Total Annual Fund Operating Expenses	1.92%	2.92%
Fee Waivers/Reimbursements**	-0.24%	-0.24%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Mobile Telecommunications UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$580	$1,015	$2,224
Service Class	$271	$881	$1,517	$3,225

Mobile Telecommunications UltraSector ProFund >	115

Oil & Gas UltraSector ProFund

Investment Objective

Oil & Gas UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Oil & Gas Index.

If Oil & Gas UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Oil & Gas Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Oil & Gas UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Oil & Gas Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Oil & Gas UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the oil and gas producers industry group, which comprised approximately 76% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Oil & Gas UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Oil & Gas UltraSector ProFund is also subject to risks faced by companies in the energy economic sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Oil & Gas UltraSector ProFund by showing the variability of Oil & Gas UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Oil & Gas UltraSector ProFund for one quarter was 28.35% (quarter ended September 30, 2005) and the lowest return was –28.73% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –29.29%.

116	< Oil & Gas UltraSector ProFund

Class	Fund #	Ticker
Investor	046	ENPIX
Service	076	ENPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	46.95%	39.57%	16.33%
- After Taxes on Distributions	45.57%	39.12%	16.08%
- After Taxes on Distributions and Sale of Shares	30.58%	35.68%	14.51%
Service Class Shares (1)	45.50%	38.20%	15.20%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Oil & Gas Index (2)	34.84%	29.88%	15.87%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Oil & Gas UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (ENPIX)	Service Class (ENPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Oil & Gas UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$153	$474	$ 818	$1,791
Service Class	$253	$779	$1,331	$2,836

Oil & Gas UltraSector ProFund >	117

Oil Equipment, Services & Distribution UltraSector ProFund

Investment Objective

Oil Equipment, Services & Distribution UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Oil Equipment, Services & Distribution Index.

If Oil Equipment, Services & Distribution UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Oil Equipment, Services & Distribution Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Oil Equipment, Services & Distribution UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Oil Equipment, Services & Distribution Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Oil Equipment, Services & Distribution UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the oil equipment, services and distribution industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Oil Equipment, Services & Distribution UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Oil Equipment, Services & Distribution UltraSector ProFund is also subject to risks faced by companies in the oil drilling equipment and services economic sector, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Oil Equipment, Services & Distribution UltraSector ProFund by showing the variability of Oil Equipment, Services & Distribution UltraSector ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Oil Equipment, Services & Distribution UltraSector ProFund for one quarter was 27.88% (quarter ended June 30, 2007) and the lowest return was –1.68% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –34.41%.

118	< Oil Equipment, Services & Distribution UltraSector ProFund

Class	Fund #	Ticker
Investor	061	OEPIX
Service	091	OEPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			06/05/06
- Before Taxes	57.34%	25.51%
- After Taxes on Distributions	56.27%	24.92%
- After Taxes on Distributions and Sale of Shares	37.23%	21.52%
Service Class Shares (1)	55.68%	24.18%	06/05/06
S&P 500 Index (2)	5.49%	12.03%
Dow Jones U.S. Oil Equipment, Services & Distribution Index (2)	42.24%	22.21%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Oil Equipment, Services & Distribution UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (OEPIX)	Service Class (OEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.79%	0.79%

Total Annual Fund Operating Expenses	1.54%	2.54%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Oil Equipment, Services & Distribution UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$157	$486	$ 839	$1,834
Service Class	$257	$791	$1,350	$2,875

Oil Equipment, Services & Distribution UltraSector ProFund >	119

Pharmaceuticals UltraSector ProFund

Investment Objective

Pharmaceuticals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

If Pharmaceuticals UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as Dow Jones U.S. Pharmaceuticals Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Pharmaceuticals UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Pharmaceuticals UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Pharmaceuticals UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Pharmaceuticals UltraSector ProFund is also subject to risks faced by companies in the pharmaceuticals economic sector, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Pharmaceuticals UltraSector ProFund by showing the variability of Pharmaceuticals UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Pharmaceuticals UltraSector ProFund for one quarter was 17.34% (quarter ended September 30, 2006) and the lowest return was –27.70% (quarter ended June 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –21.95%.

120	< Pharmaceuticals UltraSector ProFund

Class	Fund #	Ticker
Investor	047	PHPIX
Service	077	PHPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/28/00
- Before Taxes	1.37%	-0.16%	-8.01%
- After Taxes on Distributions	0.87%	-0.33%	-8.12%
- After Taxes on Distributions and Sale of Shares	1.57%	-0.13%	-6.49%
Service Class Shares (1)	0.18%	-1.10%	-8.85%	06/28/00
S&P 500 Index (2)	5.49%	12.82%	1.82%
Dow Jones U.S. Pharmaceuticals Index (2)	4.46%	3.36%	-1.62%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Pharmaceuticals UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (PHPIX)	Service Class (PHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.27%	1.27%

Total Annual Fund Operating Expenses	2.02%	3.02%
Fee Waivers/Reimbursements**	-0.34%	-0.34%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Pharmaceuticals UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$601	$1,057	$2,321
Service Class	$271	$901	$1,557	$3,313

Pharmaceuticals UltraSector ProFund >	121

Precious Metals UltraSector ProFund

Investment Objective

Precious Metals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones Precious Metals Index.

If Precious Metals UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones Precious Metals Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Precious Metals UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones Precious Metals Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Precious Metals UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Precious Metals UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Precious Metals UltraSector ProFund is also subject to risks faced by companies in the gold and silver mining economic sector, including: the wide fluctuations in prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Precious Metals UltraSector ProFund by showing the variability of Precious Metals UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Please note that the performance information below reflects performance during periods when Precious Metals UltraSector ProFund sought daily investment results that corresponded to the Philadelphia Stock Exchange® Gold/Silver Sector™ Index.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Precious Metals UltraSector ProFund for one quarter was 38.50% (quarter ended September 30, 2007) and the lowest return was –26.81% (quarter ended June 30, 2004).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –38.98%.

122	< Precious Metals UltraSector ProFund

Class	Fund #	Ticker
Investor	052	PMPIX
Service	082	PMPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/03/02
- Before Taxes	24.01%	18.16%	10.53%
- After Taxes on Distributions	17.84%	16.36%	9.45%
- After Taxes on Distributions and Sale of Shares	27.76%	19.31%	11.49%
Service Class Shares (1)	26.53%	18.15%	10.44%	06/03/02
S&P 500 Index (2)	5.49%	12.82%	8.32%
Dow Jones Precious Metals Index (2)	25.27%	18.92%	14.48%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Precious Metals UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of daily net assets)	Investor Class (PMPIX)	Service Class (PMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.71%	0.71%

Total Annual Fund Operating Expenses	1.46%	2.46%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Precious Metals UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$149	$462	$ 797	$1,746
Service Class	$249	$767	$1,311	$2,796

Precious Metals UltraSector ProFund >	123

Real Estate UltraSector ProFund

Investment Objective

Real Estate UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Real Estate Index.

If Real Estate UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Real Estate Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Real Estate UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Real Estate UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Real Estate UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Real Estate UltraSector ProFund is also subject to risks faced by companies in the real estate economic sector, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; potentially extreme changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting real estate investment trusts (“REITs”), which would subject REITs to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders, which could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Real Estate UltraSector ProFund by showing the variability of Real Estate UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Real Estate UltraSector ProFund for one quarter was 22.24% (quarter ended December 31, 2004) and the lowest return was –20.12% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –12.49%.

124	< Real Estate UltraSector ProFund

Class	Fund #	Ticker
Investor	041	REPIX
Service	071	REPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-31.22%	18.74%	14.22%
- After Taxes on Distributions	-31.92%	17.50%	12.14%
- After Taxes on Distributions and Sale of Shares	-20.22%	15.79%	11.15%
Service Class Shares (1)	-31.95%	17.48%	13.04%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Real Estate Index (2)	-18.15%	16.91%	14.82%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Real Estate UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (REPIX)	Service Class (REPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.03%	1.03%

Total Annual Fund Operating Expenses	1.78%	2.78%
Fee Waivers/Reimbursements**	-0.10%	-0.10%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	”Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Real Estate UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$551	$ 955	$2,086
Service Class	$271	$853	$1,460	$3,102

Real Estate UltraSector ProFund >	125

Semiconductor UltraSector ProFund

Investment Objective

Semiconductor UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Semiconductors Index.

If Semiconductor UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Semiconductors Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Semiconductor UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Semiconductors Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Semiconductor UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Semiconductor UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, Semiconductor UltraSector ProFund is also subject to risks faced by companies in the semiconductor economic sector, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; the wide fluctuation of securities prices due to risks of rapid obsolescence of products; the poor economic performance of customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; substantial capital equipment expenditures and the potentially rapid obsolescence of the equipment; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Semiconductor UltraSector ProFund by showing the variability of Semiconductor UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Semiconductor UltraSector ProFund for one quarter was 69.31% (quarter ended December 31, 2001) and the lowest return was –51.44% (quarter ended June 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –45.58%.

126	< Semiconductor UltraSector ProFund

Class	Fund #	Ticker
Investor	045	SMPIX
Service	075	SMPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	7.37%	10.47%	-26.76%
- After Taxes on Distributions	7.28%	10.44%	-26.77%
- After Taxes on Distributions and Sale of Shares	4.92%	9.14%	-17.66%
Service Class Shares (1)	6.23%	9.36%	-27.51%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Semiconductors Index (2)	9.40%	12.04%	-12.14%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Semiconductor UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SMPIX)	Service Class (SMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.02%	1.02%

Total Annual Fund Operating Expenses	1.77%	2.77%
Fee Waivers/Reimbursements**	-0.09%	-0.09%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Semiconductor UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$548	$ 951	$2,076
Service Class	$271	$851	$1,456	$3,093

Semiconductor UltraSector ProFund >	127

Technology UltraSector ProFund

Investment Objective

Technology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Technology Index.

If Technology UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Technology Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Technology UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Technology Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Technology UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the software and computer services, and the technology hardware and equipment industry groups, which comprised approximately 45% and 55%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Technology UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, Technology UltraSector ProFund is also subject to risks faced by companies in the technology economic sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel who may pose competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Technology UltraSector ProFund by showing the variability of Technology UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Technology UltraSector ProFund for one quarter was 53.93% (quarter ended December 31, 2001) and the lowest return was –52.49% (quarter ended September 30, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –36.10%.

128	< Technology UltraSector ProFund

Class	Fund #	Ticker
Investor	054	TEPIX
Service	084	TEPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	17.67%	16.51%	-20.87%
- After Taxes on Distributions	17.64%	16.48%	-20.88%
- After Taxes on Distributions and Sale of Shares	11.53%	14.58%	-14.93%
Service Class Shares (1)	16.46%	15.39%	-21.49%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Technology Index (2)	15.70%	15.13%	-8.63%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Technology UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (TEPIX)	Service Class (TEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.07%	1.07%

Total Annual Fund Operating Expenses	1.82%	2.82%
Fee Waivers/Reimbursements**	-0.14%	-0.14%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Technology UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$559	$ 972	$2,126
Service Class	$271	$861	$1,477	$3,137

Technology UltraSector ProFund >	129

Telecommunications UltraSector ProFund

Investment Objective

Telecommunications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Telecommunications Index.

If Telecommunications UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Telecommunications Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Telecommunications UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Telecommunications Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Telecommunications UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the fixed line telecommunications industry group, which comprised approximately 90% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Telecommunications UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Telecommunications UltraSector ProFund is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Telecommunications UltraSector ProFund by showing the variability of Telecommunications UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Telecommunications UltraSector ProFund for one quarter was 55.02% (quarter ended December 31, 2002) and the lowest return was –39.32% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –44.30%.

130	< Telecommunications UltraSector ProFund

Class	Fund #	Ticker
Investor	055	TCPIX
Service	085	TCPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	8.79%	12.55%	-14.42%
- After Taxes on Distributions	2.25%	10.91%	-15.25%
- After Taxes on Distributions and Sale of Shares	8.57%	10.32%	-11.32%
Service Class Shares (1)	7.72%	11.48%	-15.21%	06/19/00
S&P 500 Index (2)	5.49%	12.82%	1.53%
Dow Jones U.S. Telecommunications Index (2)	10.04%	12.99%	-4.67%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Telecommunications UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (TCPIX)	Service Class (TCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.09%	1.09%

Total Annual Fund Operating Expenses	1.84%	2.84%
Fee Waivers/Reimbursements**	-0.16%	-0.16%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Telecommunications UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$563	$ 981	$2,145
Service Class	$271	$865	$1,485	$3,155

Telecommunications UltraSector ProFund >	131

Utilities UltraSector ProFund

Investment Objective

Utilities UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Utilities Index.

If Utilities UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Dow Jones U.S. Utilities Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

Utilities UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Utilities Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Utilities UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the electricity, and the gas, water and multi-utilities industry groups, which comprised approximately 71% and 29%, respectively, of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Utilities UltraSector ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

In addition to the risks noted above, Utilities UltraSector ProFund is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; fluctuations in the value of regulated utility debt instruments (and, to a lesser extent, equity securities), which tend to have an inverse relationship with the movement of interest rates; ongoing deregulation allowing utilities to diversify outside of their original geographic regions and their traditional lines of business, which may lead them to engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Utilities UltraSector ProFund by showing the variability of Utilities UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Utilities UltraSector ProFund for one quarter was 28.31% (quarter ended June 30, 2003) and the lowest return was –31.36% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –32.30%.

132	< Utilities UltraSector ProFund

Class	Fund #	Ticker
Investor	057	UTPIX
Service	087	UTPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (3)	Inception Date
Investor Class Shares				07/26/00
- Before Taxes	20.31%	25.12%	6.14%
- After Taxes on Distributions	20.22%	24.80%	5.85%
- After Taxes on Distributions and Sale of Shares	13.21%	22.32%	5.18%
Service Class Shares (1)	19.12%	23.83%	5.13%	07/26/00
S&P 500 Index (2)	5.49%	12.82%	1.86%
Dow Jones U.S. Utilities Index (2)	17.76%	20.61%	9.18%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Utilities UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UTPIX)	Service Class (UTPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.87%	0.87%

Total Annual Fund Operating Expenses	1.62%	2.62%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Utilities UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$ 881	$1,922
Service Class	$265	$814	$1,390	$2,954

Utilities UltraSector ProFund >	133

This Page Intentionally Left Blank

134

Inverse Sector ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

>	expect the value of a particular sector to decrease and desire to earn a profit as a result of the sector declining.
>	are attempting to hedge the value of an investment in stocks or mutual funds in a particular sector from an anticipated downturn in that sector.

Inverse Sector ProFunds

ProFund	Index	Daily Benchmark
Short Oil & Gas	Dow Jones U.S. Oil & GasSM Index	100% of the Inverse
Short Precious Metals	Dow Jones Precious MetalsSM Index	100% of the Inverse
Short Real Estate	Dow Jones U.S. Real EstateSM Index	100% of the Inverse

Inverse Sector ProFunds >	135

Short Oil & Gas ProFund

Investment Objective

Short Oil & Gas ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index.

If Short Oil & Gas ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the Dow Jones U.S. Oil & Gas Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Oil & Gas ProFund invests in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the Dow Jones U.S. Oil & Gas Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the oil and gas producers industry group, which comprised approximately 76% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Short Oil & Gas ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

In addition to the risks noted above, Short Oil & Gas ProFund is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. As noted above, Short Oil & Gas ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index, and thus the preceding risk considerations for the Fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Short Oil & Gas ProFund by showing the variability of Short Oil & Gas ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Short Oil & Gas ProFund for one quarter was 3.98% (quarter ended September 30, 2006) and the lowest return was –11.76% (quarter ended June 30, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 11.83%.

136	< Short Oil & Gas ProFund

Class	Fund #	Ticker
Investor	116	SNPIX
Service	146	SNPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			09/12/05
- Before Taxes	-23.87%	-16.91%
- After Taxes on Distributions	-24.40%	-18.83%
- After Taxes on Distributions and Sale of Shares	-15.52%	-14.94%
Service Class Shares (1)	-24.67%	-17.72%	09/12/05
S&P 500 Index (2)	5.49%	9.66%
Dow Jones U.S. Oil & Gas Index (2)	34.84%	22.82%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Short Oil & Gas ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SNPIX)	Service Class (SNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.87%	0.87%

Total Annual Fund Operating Expenses	1.62%	2.62%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Oil & Gas ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$ 881	$1,922
Service Class	$265	$814	$1,390	$2,954

Short Oil & Gas ProFund >	137

Short Precious Metals ProFund

Investment Objective

Short Precious Metals ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Precious Metals Index.

If Short Precious Metals ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the Dow Jones Precious Metals Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Precious Metals ProFund invests in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the Dow Jones Precious Metals Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Short Precious Metals ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, exposure to foreign investments risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

In addition to the risks noted above, Short Precious Metals ProFund is also subject to risks faced by companies in the gold and silver mining economic sector, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. As noted above, Short Precious Metals ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Precious Metals Index, and thus the preceding risk considerations for the Fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Short Precious Metals ProFund by showing the variability of Short Precious Metals ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Short Precious Metals ProFund for one quarter was 4.96% (quarter ended March 31, 2007) and the lowest return was –21.77% (quarter ended September 30, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 11.21%.

138	< Short Precious Metals ProFund

Class	Fund #	Ticker
Investor	117	SPPIX
Service	147	SPPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			01/09/06
- Before Taxes	-22.55%	-15.13%
- After Taxes on Distributions	-24.70%	-16.53%
- After Taxes on Distributions and Sale of Shares	-14.64%	-13.44%
Service Class Shares (1)	-23.43%	-16.04%	01/09/06
S&P 500 Index (2)	5.49%	8.81%
Dow Jones Precious Metal Index (2)	25.27%	12.55%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Short Precious Metals ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SPPIX)	Service Class (SPPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.80%	0.80%

Total Annual Fund Operating Expenses	1.55%	2.55%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Precious Metals ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$490	$ 845	$1,845
Service Class	$258	$793	$1,355	$2,885

Short Precious Metals ProFund >	139

Short Real Estate ProFund

Investment Objective

Short Real Estate ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Real Estate Index.

If Short Real Estate ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the Dow Jones U.S. Real Estate Index when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Real Estate ProFund invests in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to investments with economic characteristics that, in combination, are inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance. As of the close of business on September 30, 2008, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

The principal risks of investing in Short Real Estate ProFund are active investor risk, aggressive investment technique risk, concentration risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

In addition to the risks noted above, Short Real Estate ProFund is also subject to risks faced by companies in the real estate economic sector, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting real estate investment trusts (“REITs”), which would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders, which could result in a REIT having insufficient capital for future expenditures. As noted above, Short Real Estate ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Real Estate Index, and thus the preceding risk considerations for the Fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Short Real Estate ProFund by showing the variability of Short Real Estate ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Short Real Estate ProFund for one quarter was 13.55% (quarter ended December 31, 2007) and the lowest return was –12.29% (quarter ended March 31, 2006).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –10.20%.

140	< Short Real Estate ProFund

Class	Fund #	Ticker
Investor	118	SRPIX
Service	148	SRPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			09/12/05
- Before Taxes	23.72%	-1.25%
- After Taxes on Distributions	22.28%	-2.40%
- After Taxes on Distributions and Sale of Shares	15.42%	-1.75%
Service Class Shares (1)	22.53%	-2.21%	09/12/05
S&P 500 Index (2)	5.49%	9.66%
Dow Jones U.S. Real Estate Index (2)	-18.15%	4.59%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Short Real Estate ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SRPIX)	Service Class (SRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.78%	0.78%

Total Annual Fund Operating Expenses	1.53%	2.53%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Real Estate ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$156	$483	$ 834	$1,824
Service Class	$256	$788	$1,345	$2,866

Short Real Estate ProFund >	141

This Page Intentionally Left Blank

142

Non-Equity ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

U.S. Government Plus, Rising Rates Opportunity 10 and Rising Rates Opportunity Non-Equity ProFunds may also be appropriate for investors who:

>	Expect the price of the benchmark Treasury security for the Fund they are investing in to increase or decrease.
>	Want to use one of the Rising Rates Opportunity ProFunds to hedge the value of a diversified bond portfolio of high yield and/or government bonds from a market downturn they anticipate.

Rising U.S. Dollar and Falling U.S. Dollar Non-Equity ProFunds may also be appropriate for investors who:

>	Expect the value of the dollar to rise or fall relative to the foreign currencies represented in the U.S. Dollar Index®.

Non-Equity ProFunds

ProFund	Security	Daily Benchmark
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%
Rising Rates Opportunity 10	Most recently issued 10-year U.S. Treasury Note	100% of the Inverse
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse
Rising U.S. Dollar	U.S. Dollar Index®	Match (100%)
Falling U.S. Dollar	U.S. Dollar Index®	100% of the Inverse

Non-Equity ProFunds >	143

U.S. Government Plus ProFund

Investment Objective

U.S. Government Plus ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of U.S. Government Plus ProFund generally should decrease as interest rates rise.

If U.S. Government Plus ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily increase in the price of the Long Bond on a given day. Conversely, it should lose approximately one and one-quarter as much, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy

U.S. Government Plus ProFund invests in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to U.S. Government securities and/or financial instruments that, in combination, have similar economic characteristics. U.S. Government Plus ProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risks

The principal risks of investing in U.S. Government Plus ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

An investment in U.S. Government Plus ProFund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in U.S. Government Plus ProFund by showing the variability of U.S. Government Plus ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Long Bond. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of U.S. Government Plus ProFund for one quarter was 11.78% (quarter ended June 30, 2005) and the lowest return was –8.40% (quarter ended March 31, 2006).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 5.19%.

144	< U.S. Government Plus ProFund

Class	Fund #	Ticker
Investor	062	GVPIX
Service	092	GVPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (4)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	10.32%	3.89%	6.35%
- After Taxes on Distributions	8.32%	2.21%	4.54%
- After Taxes on Distributions and Sale of Shares	6.63%	2.31%	4.36%
Service Class Shares (1)	9.17%	2.83%	5.25%	05/01/02
Lehman Brothers U.S. Treasury: Long-Term Index (2)(3)	10.12%	5.47%	7.27%
30-year U.S. Treasury Bond (“Long Bond”) (3)	9.38%	5.22%	7.34%
(1)	Reflects no deduction for taxes.
(2)	The Lehman Brothers U.S. Treasury: Long-Term Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of U.S. Government Plus ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (GVPIX)	Service Class (GVPSX)
Investment Advisory Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.25%	2.25%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in U.S. Government Plus ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$127	$397	$ 686	$1,511
Service Class	$228	$703	$1,205	$2,585

U.S. Government Plus ProFund >	145

Rising Rates Opportunity 10 ProFund

Investment Objective

Rising Rates Opportunity 10 ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily movement of the most recently issued 10-year U.S. Treasury Note (“Note”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity 10 ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity 10 ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Note on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any daily increase in the price of the Note on a given day.

Principal Investment Strategy

Rising Rates Opportunity 10 ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Note.

Principal Risks

The principal risks of investing in Rising Rates Opportunity 10 ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

In addition, Rising Rates Opportunity 10 ProFund is required to take short positions with respect to the Note under which Rising Rates Opportunity 10 ProFund is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, Rising Rates Opportunity 10 ProFund bears the risk that the costs of these positions will exceed other aspects of total return, which would cause Rising Rates Opportunity 10 ProFund to lose value.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Rising Rates Opportunity 10 ProFund by showing the variability of Rising Rates Opportunity 10 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Note. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Rising Rates Opportunity 10 ProFund for one quarter was 4.20% (quarter ended March 31, 2006) and the lowest return was –4.03% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –3.90%.

146	< Rising Rates Opportunity 10 ProFund

Class	Fund #	Ticker
Investor	108	RTPIX
Service	138	RTPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (4)	Inception Date
Investor Class Shares			01/10/05
- Before Taxes	-3.20%	0.70%
- After Taxes on Distributions	-5.35%	-0.26%
- After Taxes on Distributions and Sale of Shares	-2.06%	0.05%
Service Class Shares (1)	-4.14%	-0.26%	01/10/05
Lehman Brothers Composite U.S. Treasury Index (2)(3)	9.20%	4.79%
10-year U.S. Treasury Note (3)	10.00%	4.89%
(1)	Reflects no deduction for taxes.
(2)	The Lehman Brothers Composite U.S. Treasury Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of one year or more and at least $250 million par amount outstanding. Total return for the index reflects both price return and yield. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity 10 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RTPIX)	Service Class (RTPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.97%	0.97%

Total Annual Fund Operating Expenses	1.72%	2.72%
Fee Waivers/Reimbursements**	-0.04%	-0.04%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity 10 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$538	$ 930	$2,027
Service Class	$271	$840	$1,436	$3,048

Rising Rates Opportunity 10 ProFund >	147

Rising Rates Opportunity ProFund

Investment Objective

Rising Rates Opportunity ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy

Rising Rates Opportunity ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. Rising Rates Opportunity ProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risks

The principal risks of investing in Rising Rates Opportunity ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, and short sale risk.

In addition, Rising Rates Opportunity ProFund is required to take short positions with respect to the Long Bond under which Rising Rates Opportunity ProFund is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, Rising Rates Opportunity ProFund bears the risk that the costs of these positions will exceed other aspects of total return, which would cause Rising Rates Opportunity ProFund to lose value.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Rising Rates Opportunity ProFund by showing the variability of Rising Rates Opportunity ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Long Bond. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Rising Rates Opportunity ProFund for one quarter was 10.25% (quarter ended March 31, 2006) and the lowest return was –10.61% (quarter ended June 30, 2005).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –7.58%.

148	< Rising Rates Opportunity ProFund

Class	Fund #	Ticker
Investor	065	RRPIX
Service	095	RRPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception (4)	Inception Date
Investor Class Shares				05/01/02
- Before Taxes	-4.86%	-3.57%	-6.51%
- After Taxes on Distributions	-6.12%	-4.39%	-7.22%
- After Taxes on Distributions and Sale of Shares	-3.13%	-3.45%	-5.77%
Service Class Shares (1)	-5.83%	-4.52%	-7.37%	05/01/02
Lehman Brothers U.S. Treasury: Long-Term Index (2)	10.12%	5.47%	7.27%
30-year U.S. Treasury Bond (“Long Bond”) (3)	9.38%	5.22%	7.34%
(1)	Reflects no deduction for taxes.
(2)	The Lehman Brothers U.S. Treasury: Long-Term Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Total return for the index reflects both price return and yield and is calculated assuming reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(3)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(4)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RRPIX)	Service Class (RRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.76%	0.76%

Total Annual Fund Operating Expenses	1.51%	2.51%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$154	$477	$ 824	$1,802
Service Class	$254	$782	$1,335	$2,846

Rising Rates Opportunity ProFund >	149

Rising U.S. Dollar ProFund

Investment Objective

Rising U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the U.S. Dollar Index®.

If Rising U.S. Dollar ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the U.S. Dollar Index on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the Index on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index.

Principal Investment Strategy

Rising U.S. Dollar ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the U.S. Dollar Index. Rising U.S. Dollar ProFund’s assets will have significant inverse (short) exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in forward contracts, swap agreements and futures contracts in combination with dollar-denominated debt or money market instruments.

Principal Risks

The principal risks of investing in Rising U.S. Dollar ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, exposure to foreign investments risk, interest rate risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and tax risk.

In addition to the risks described above, investing in foreign money market instruments typically involves more risks than investing in U.S. money market instruments. These risks include those associated with the political, economic and social structures of foreign countries, the existence of less liquid markets with higher volatility than similar U.S. markets, and potentially higher transaction costs. General money market movements in any country where a ProFund has investments are likely to affect the value of the instruments the ProFund owns that are denominated in that country’s currency. These risks can increase the potential for losses in the Fund and affect its share price.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Rising U.S. Dollar ProFund by showing the variability of Rising U.S. Dollar ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Rising U.S. Dollar ProFund for one quarter was 2.33% (quarter ended September 30, 2006) and the lowest return was –4.06% (quarter ended September 30, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was 3.04%.

150	< Rising U.S. Dollar ProFund

Class	Fund #	Ticker
Investor	112	RDPIX
Service	142	RDPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			02/17/05
- Before Taxes	-4.39%	0.70%
- After Taxes on Distributions	-5.36%	-0.27%
- After Taxes on Distributions and Sale of Shares	-2.85%	0.05%
Service Class Shares (1)	-5.29%	-0.25%	02/17/05
S&P 500 Index (2)	5.49%	9.29%
U.S. Dollar Index (2)	-8.44%	-2.94%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Rising U.S. Dollar ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RDPIX)	Service Class (RDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.96%	0.96%

Total Annual Fund Operating Expenses	1.71%	2.71%
Fee Waivers/Reimbursements**	-0.03%	-0.03%

Total Net Annual Fund Operating Expenses	1.68%	2.68%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.68% for Investor Class Shares and 2.68% for Service Class Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Rising U.S. Dollar ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$536	$ 925	$2,017
Service Class	$271	$838	$1,432	$3,039

Rising U.S. Dollar ProFund >	151

Falling U.S. Dollar ProFund

Investment Objective

Falling U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index®.

If Falling U.S. Dollar ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any decrease in the U.S. Dollar Index on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any increase in the Index on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index.

Principal Investment Strategy

Falling U.S. Dollar ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as inverse of the U.S. Dollar Index. Falling U.S. Dollar ProFund’s assets will have significant exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in either foreign denominated money market instruments or forward contracts, swap agreements and futures contracts in combination with dollar denominated debt instruments or money market instruments.

Principal Risks

The principal risks of investing in Falling U.S. Dollar ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, exposure to foreign investments risk, interest rate risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and tax risk.

In addition to the risks described above, investing in foreign money market instruments typically involves more risks than investing in U.S. money market instruments. These risks include those associated with the political, economic and social structures of foreign countries, the existence of less liquid markets with higher volatility than similar U.S. markets, and potentially higher transaction costs. General money market movements in any country where a ProFund has investments are likely to affect the value of the instruments the ProFund owns that are denominated in that country’s currency. These risks can increase the potential for losses in the Fund and affect its share price.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to the section of this Prospectus entitled “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Falling U.S. Dollar ProFund by showing the variability of Falling U.S. Dollar ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Falling U.S. Dollar ProFund for one quarter was 5.90% (quarter ended September 30, 2007) and the lowest return was –0.62% (quarter ended September 30, 2006).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Investor Class Shares was –2.52%.

152	< Falling U.S. Dollar ProFund

Class	Fund #	Ticker
Investor	113	FDPIX
Service	143	FDPSX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception (3)	Inception Date
Investor Class Shares			02/17/05
- Before Taxes	11.51%	4.25%
- After Taxes on Distributions	9.44%	3.00%
- After Taxes on Distributions and Sale of Shares	8.46%	3.03%
Service Class Shares (1)	10.37%	3.22%	02/17/05
S&P 500 Index (2)	5.49%	9.29%
U.S. Dollar Index (2)	-8.44%	-2.94%
(1)	Reflects no deduction for taxes.
(2)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(3)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Falling U.S. Dollar ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Fee $10 (This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (FDPIX)	Service Class (FDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.74%	0.74%

Total Annual Fund Operating Expenses	1.49%	2.49%
*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Falling U.S. Dollar ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$152	$471	$ 813	$1,779
Service Class	$252	$776	$1,326	$2,826

Falling U.S. Dollar ProFund >	153

This Page Intentionally Left Blank

154

General ProFunds Information

“The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next calculated after your transaction request is received in good order.”

General ProFunds Information >	155

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving Day. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2008 and 2009, the SIFMA has recommended that the bond markets close at 2:00 p.m. Eastern Time: Wednesday, December 24, 2008; Friday, December 26, 2008; Wednesday, December 31, 2008; Friday, January 2, 2009; Friday, January 16, 2009; Friday, February 13, 2009; Thursday, April 9, 2009; Friday, May 22, 2009; Thursday, July 2, 2009; Friday, September 4, 2009; Friday, October 9, 2009; Tuesday, November 10, 2009; Wednesday, November 25, 2009; Friday, November 27, 2009; Thursday, December 24, 2009; and Thursday, December 31, 2009. SIFMA may announce changes to this schedule or other early close dates from time to time. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

156	< General ProFunds Information

Dividends and Distributions

At least annually, each of the ProFunds intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

	Dividends		Capital Gains

ProFund Name	Accrued	Paid	Paid

U.S. Government Plus	Daily	Monthly	Annually

Real Estate UltraSector	Quarterly	Quarterly	Annually

All other ProFunds Offered in this Prospectus	Annually	Annually	Annually

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution, unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount;

>

Any dividend or distribution check that has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date will be cancelled and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (which is offered through a separate prospectus); and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that the Fund’s transfer agent receives a federal funds wire payment for a purchase in good order.

>	U.S. Government Plus ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by the Fund’s transfer agent.
>

Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state, or local tax consequences. Please see the Statement of Additional Information for more information.

>

Each ProFund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, a ProFund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it distributes to shareholders.

>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.
>	For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.
>

Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund.

>

Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by the ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income.

>

For taxable years beginning before January 1, 2011, distributions of investment income designated by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

>	Shareholders will generally be subject to tax on ProFunds distributions regardless of whether they receive cash or choose to have distributions and dividends reinvested.
>

Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the investor’s purchase of the ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

>

Dividends declared by a ProFund in October, November, or December of one year and paid in January of the next year will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the dividends are received.

General ProFunds Information >	157

General ProFunds Information

>

If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from redeeming or selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.
>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2011.

>

Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

>

Distributions from investments in securities of foreign issuers, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a ProFund’s yield on those securities would decrease. It is not anticipated that shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

>

A ProFund’s investment in certain debt instruments and a ProFund’s use of derivatives may cause the ProFund to recognize taxable income in excess of the cash generated by such instruments. As a result, a ProFund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

>

A ProFund’s use of derivatives will also affect the amount, timing, and character of the ProFund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a ProFund has made distributions in an amount sufficient to maintain qualification as a regulated investment company and to avoid a fund-level tax.

>

A ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through 2010 to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After 2010, the backup withholding rate will be 31%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the ProFund beginning before January 1, 2010, a ProFund generally will not be required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the ProFund. A ProFund may opt not to make such dividend designations.

>	Special tax considerations may apply to foreign persons investing in a ProFund. Please see the Statement of Additional Information for more information.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about the federal, state, local, and foreign tax consequences of investment in the ProFunds.

158	< General ProFunds Information

Shareholder Services Guide

“Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares... of any publicly available ProFund for shares... of another publicly available ProFund....”

Shareholder Services Guide >	159

Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares

Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $4,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 162).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 162).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Wire

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or
(614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    obtain wire instructions.

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 165. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

160	< Shareholder Services Guide

	How to Make an Initial Purchase	How to Purchase Additional Shares

By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

By Internet	Step 1: Go to www.profunds.com Step 2: Click on “Open Account.” Step 3: Complete an on-line New Account Form.	Step 1: Go to www.profunds.com Step 2: Click on the “Access Account” button. Step 3: Enter User Name and Password. Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

Shareholder Services Guide >	161

Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 163-164. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 165 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

www.profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information

By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 — Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

ProFunds offers two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open a new account on-line. Go to www.profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through the Automated Clearing House (“ACH”). For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit www.profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>

When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box - only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

162	< Shareholder Services Guide

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in the Money Market ProFund (which is offered through a separate prospectus).
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail, fax or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 165 under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in the Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to the Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class shares of any publicly available ProFund for Investor or Service Class shares, respectively, of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 165. The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;
>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important information you should know when you exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover

Shareholder Services Guide >	163

Shareholder Services Guide

the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.
>

The redemption and purchase will be processed at the next calculated net asset values (“NAVs”) of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.
>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell Shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees” below).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary

164	< Shareholder Services Guide

designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	All ProFunds	4:00 p.m.

By Telephone and Wire	All ProFunds (except certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds)	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.

	Certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds	3:10 p.m. (wire purchases) 3:30 p.m. (exchanges and redemptions)

By Internet and Interactive Voice Response System (“IVR”)	All ProFunds (except certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

	Certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds	3:35 p.m.	ProFunds accepts transactions at any time except between 3:35 p.m. and 4:30 p.m.
*	The certain international ProFunds noted in the chart above are UltraLatin America, UltraChina, UltraInternational, UltraEmerging Markets, UltraShort Latin America, UltraShort China, UltraShort International and UltraShort Emerging Markets ProFunds.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;
>	A check is being mailed to an address different than the one on your account;
>	A check or wire is being made payable to someone other than the account owner;
>	Redemption proceeds are being transferred to an account with a different registration;
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions

Shareholder Services Guide >	165

Shareholder Services Guide

may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into the Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “ProFunds Investment Objectives, Principal Investment Strategies and Risks — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ Statement of Additional Information and on the ProFunds’ website at www.profunds.com.

Additional Shareholder Services

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders (i.e., those who do not invest through a financial professional) should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Program — PaperFreeTM.”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are

166	< Shareholder Services Guide

included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees—Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”) each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the Statement of Additional Information.

Shareholder Services Guide >	167

This Page Intentionally Left Blank

168

ProFunds Management

“The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.”

ProFunds Management >	169

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides management services to the ProFunds. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.70%, 0.90%, 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds (other than the UltraChina and UltraShort China ProFunds) is available in the Funds’ semi-annual report to shareholders dated January 31, 2008. A discussion regarding the basis for the Board approving the investment advisory agreement of the UltraChina and the UltraShort China ProFunds will be included in such Funds’ semi-annual or annual report to shareholders when available. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended July 31, 2008, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended July 31, 2008, each ProFund for which the Advisors served as investment adviser and which had a full year of operations paid the Advisors fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Bull	0.75%
Mid-Cap	0.54%
Small-Cap	0.60%
NASDAQ-100	0.70%
Large-Cap Value	0.75%
Large-Cap Growth	0.75%
Mid-Cap Value	0.74%
Mid-Cap Growth	0.75%
Small-Cap Value	0.29%
Small-Cap Growth	0.38%
Europe 30	0.74%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
UltraDow 30	0.75%
UltraNASDAQ-100	0.75%
UltraInternational	0.75%
UltraEmerging Markets	0.75%
UltraJapan	0.90%
Bear	0.75%
Short Small-Cap	0.75%
Short NASDAQ-100	0.73%
UltraBear	0.75%
UltraShort Mid-Cap	0.70%
UltraShort Small-Cap	0.75%
UltraShort Dow 30	0.75%
UltraShort NASDAQ-100	0.75%
UltraShort International	0.75%
UltraShort Emerging Markets	0.75%
UltraShort Japan	0.82%
Banks	0.39%
Basic Materials	0.75%
Biotechnology	0.71%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.45%
Health Care	0.58%
Industrials	0.22%
Internet	0.75%
Mobile Telecommunications	0.45%
Oil & Gas	0.75%
Oil Equipment, Services & Distribution	0.74%
Pharmaceuticals	0.36%
Precious Metals	0.75%
Real Estate	0.75%
Semiconductor	0.57%
Technology	0.53%
Telecommunications	0.71%
Utilities	0.75%
Short Oil & Gas	0.71%
Short Precious Metals	0.75%
Short Real Estate	0.75%
U.S. Government Plus	0.50%
Rising Rates Opportunity 10	0.75%
Rising Rates Opportunity	0.75%
Rising U.S. Dollar	0.58%
Falling U.S. Dollar	0.75%

170	< ProFunds Management

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund is managed by an investment team overseen by Todd Johnson.

Todd Johnson, ProFund Advisors – Chief Investment Officer since December 2008. ProShare Advisors – Chief Investment Officer since December 2008. World Asset Management – Managing Director and Chief Investment Officer from 1994 to November 2008.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds:

Portfolio Management Team: Broad Index and International Funds

Bull, Mid-Cap, Small-Cap, NASDAQ-100, Europe 30, UltraBull, UltraMid-
Cap, UltraSmall-Cap, UltraDow 30, UltraLatin America, UltraJapan,
UltraChina, Bear, Short Small-Cap, Short NASDAQ-100, UltraNASDAQ-
100, UltraInternational, UltraEmerging Markets, UltraBear, UltraShort
Mid-Cap, UltraShort Small-Cap, UltraShort Dow 30, UltraShort NASDAQ-
100, UltraShort International, UltraShort Emerging Markets, UltraShort
Latin America, UltraShort Japan and UltraShort China ProFunds

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Elisa Petit Senior Portfolio Manager	Since 03/2000	ProFund Advisors – Senior Portfolio Manager since May 2007; Team Leader since April 2002 and Portfolio Manager from March 2000 – May 2007.
Erik G. Benke, CFA Associate Portfolio Manager	Since 01/2005	ProFund Advisors – Associate Portfolio Manager since January 2005. AIM Investments – Trader from October 2001 – January 2005.
Ashwin Joshi Associate Portfolio Manager	Since 11/2006	ProFunds Advisors – Associate Portfolio Manager since July 2006. ETrade Global Asset Management – Portfolio Manager from August 2001 – March 2005.
Rachel Ames Portfolio Analyst	Since 11/2006	ProFunds Advisors – Portfolio Analyst since May 2007 and Junior Portfolio Analyst from June 2004 – May 2007. Ferris Baker Watts – Intern from May 2003 – May 2004.

ProFunds Management >	171

ProFunds Management

Portfolio Management Team: Sector/Style Funds

Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, all UltraSector and all Inverse Sector ProFunds

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Hratch Najarian Portfolio Manager	Since 04/2002	ProFund Advisors – Portfolio Manager since May 2007; Associate Portfolio Manager from November 2004 – April 2007; Portfolio Analyst from July 2003 – November 2004 and Junior Analyst from April 2002 – July 2003.
Adam Croll Associate Portfolio Manager	Since 07/2005	ProFund Advisors – Associate Portfolio Manager since July 2005. SOL Capital Management – Analyst/Trader from May 2001 – July 2005.

Portfolio Management Team: Non-Equity Funds

U.S. Government ProFunds Plus, Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Jeffrey Ploshnick Senior Portfolio Manager	Since 11/2006	ProFund Advisors – Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 – April 2007.
Sarah M. Abdow Portfolio Analyst	Since 12/2007	ProFund Advisors – Portfolio Analyst since August 2007. ASB Capital Management – Assistant Vice President from August 2003 – June 2007.
Rising U.S. Dollar and Falling U.S. Dollar ProFunds

Name and Title	Length of Service to ProFunds Team	Business Experience During Last 5 Years
Elisa Petit Senior Portfolio Manager	Since 03/2000	ProFund Advisors – Senior Portfolio Manager since May 2007 and Team Leader since April 2002 and Portfolio Manager from March 2000 – May 2007.
Erik G. Benke, CFA Associate Portfolio Manager	Since 01/2005	ProFund Advisors – Associate Portfolio Manager since January 2005. AIM Investments – Trader from October 2001 – January 2005.
Rachel Ames Portfolio Analyst	Since 11/2006	ProFunds Advisors – Portfolio Analyst since May 2007 and Junior Portfolio Analyst June 2004 – May 2007. Ferris Baker Watts – Intern from May 2003 – May 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of ProFunds.

172	< ProFunds Management

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Limited Partnership), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services. During the year ended July 31, 2008, each ProFund for which the Advisor served as investment adviser and which had a full year of operations paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Bull	0.15%
Mid-Cap	0.11%
Small-Cap	0.12%
NASDAQ-100	0.15%
Large-Cap Value	0.15%
Large-Cap Growth	0.15%
Mid-Cap Value	0.15%
Mid-Cap Growth	0.15%
Small-Cap Value	0.06%
Small-Cap Growth	0.08%
Europe 30	0.15%
UltraBull	0.15%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
UltraDow 30	0.15%
UltraNASDAQ-100	0.15%
UltraInternational	0.15%
UltraEmerging Markets	0.15%
UltraJapan	0.15%
Bear	0.15%
Short Small-Cap	0.15%
Short NASDAQ-100	0.15%
UltraBear	0.15%
UltraShort Mid-Cap	0.14%
UltraShort Small-Cap	0.15%
UltraShort Dow 30	0.15%
UltraShort NASDAQ-100	0.15%
UltraShort International	0.15%
UltraShort Emerging Markets	0.15%
UltraShort Japan	0.14%
Banks	0.08%
Basic Materials	0.15%
Biotechnology	0.14%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.09%
Health Care	0.12%
Industrials	0.04%
Internet	0.15%
Mobile Telecommunications	0.09%
Oil & Gas	0.15%
Oil Equipment, Services & Distribution	0.15%
Pharmaceuticals	0.07%
Precious Metals	0.15%
Real Estate	0.15%
Semiconductor	0.11%
Technology	0.11%
Telecommunications	0.14%
Utilities	0.15%
Short Oil & Gas	0.14%
Short Precious Metals	0.15%
Short Real Estate	0.15%
U.S. Government Plus	0.15%
Rising Rates Opportunity 10	0.15%
Rising Rates Opportunity	0.15%
Rising U.S. Dollar	0.12%
Falling U.S. Dollar	0.15%

ProFunds Management >	173

This Page Intentionally Left Blank

174

The following tables are intended to help you understand the financial history of Investor Class Shares and Service Class Shares of the ProFunds offered in this Prospectus for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information for the fiscal year or period ended July 31, 2008 has been audited by Ernst & Young LLP, whose report, along with the financial statements of the ProFunds for the period ended July 31, 2008, appears in the Annual Report of the ProFunds, which is available upon request. Information for the period ending prior to July 31, 2006 was audited by other registered independent public accountants.

Financial Highlights

Financial Highlights >	175

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Bull ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$65.57	0.41		(8.52)	(8.11)	(0.70)	—	(0.70)	$56.76	(12.51)%		1.59%	1.59%	0.67%	$37,092	690%
Year Ended July 31, 2007	$57.59	0.42		7.90	8.32	(0.34)	—	(0.34)	$65.57	14.47%		1.50%	1.50%	0.66%	$30,979	218%
January 1, 2006 through July 31, 2006	$56.33	0.16		1.10	1.26	—	—	—	$57.59	2.24	%(d)	1.47%	1.47%	0.47%	$62,320	252	%(d)
Year Ended December 31, 2005	$54.88	0.29		1.35	1.64	(0.19)	—	(0.19)	$56.33	2.98%		1.45%	1.45%	0.54%	$84,743	358%
Year Ended December 31, 2004	$50.43	0.24		4.31	4.55	(0.10)	—	(0.10)	$54.88	9.03%		1.44%	1.44%	0.48%	$108,162	463%
Year Ended December 31, 2003	$39.97	(0.01)		10.47	10.46	—	—	—	$50.43	26.17%		1.72%	1.71%	(0.03)%	$123,319	490%
Service Class
Year Ended July 31, 2008	$60.51	(0.17	)(e)	(7.94)	(8.11)	(0.03)	—	(0.03)	$52.37	(13.41)%		2.59%	2.59%	(0.33)%	$3,486	690%
Year Ended July 31, 2007	$53.40	(0.17	)(e)	7.28	7.11	—	—	—	$60.51	13.31%		2.50%	2.50%	(0.34)%	$6,344	218%
January 1, 2006 through July 31, 2006	$52.53	(0.16)		1.03	0.87	—	—	—	$53.40	1.66	%(d)	2.47%	2.47%	(0.53)%	$7,141	252	%(d)
Year Ended December 31, 2005	$51.54	(0.22)		1.21	0.99	—	—	—	$52.53	1.92%		2.45%	2.45%	(0.46)%	$22,680	358%
Year Ended December 31, 2004	$47.85	(0.23)		4.02	3.79	(0.10)	—	(0.10)	$51.54	7.92%		2.40%	2.40%	(0.48)%	$49,198	463%
Year Ended December 31, 2003	$38.31	(0.43)		9.97	9.54	—	—	—	$47.85	24.90%		2.72%	2.71%	(1.03)%	$13,603	490%
Mid-Cap ProFund
Investor Class
Year Ended July 31, 2008	$47.04	0.09	(e)	(3.31)	(3.22)	(0.12)	(0.82)	(0.94)	$42.88	(6.96)%		1.90%	1.65%	0.21%	$10,660	857%
Year Ended July 31, 2007	$41.22	0.19		5.76	5.95	(0.13)	—	(0.13)	$47.04	14.44%		1.77%	1.77%	0.43%	$7,605	705%
January 1, 2006 through July 31, 2006	$41.24	0.14		(0.16)	(0.02)	—	—	—	$41.22	(0.05	)%(d)	1.54%	1.45%	0.56%	$8,770	349	%(d)
Year Ended December 31, 2005	$37.55	0.12		3.90	4.02	(0.05)	(0.28)	(0.33)	$41.24	10.69%		1.47%	1.47%	0.31%	$108,143	500%
Year Ended December 31, 2004	$32.87	(0.12)		4.90	4.78	—	(0.10)	(0.10)	$37.55	14.60%		1.55%	1.55%	(0.34)%	$132,350	199%
Year Ended December 31, 2003	$24.70	(0.16)		8.33	8.17	—	—	—	$32.87	33.08%		1.70%	1.69%	(0.53)%	$99,766	253%
Service Class
Year Ended July 31, 2008	$44.80	(0.34)		(3.13)	(3.47)	—	(0.82)	(0.82)	$40.51	(7.85)%		2.90%	2.65%	(0.79)%	$3,767	857%
Year Ended July 31, 2007	$39.54	(0.25	)(e)	5.51	5.26	—	—	—	$44.80	13.30%		2.77%	2.77%	(0.57)%	$1,017	705%
January 1, 2006 through July 31, 2006	$39.77	(0.10)		(0.13)	(0.23)	—	—	—	$39.54	(0.60	)%(d)	2.54%	2.45%	(0.44)%	$2,546	349	%(d)
Year Ended December 31, 2005	$36.56	(0.26)		3.75	3.49	—	(0.28)	(0.28)	$39.77	9.56%		2.47%	2.47%	(0.69)%	$9,582	500%
Year Ended December 31, 2004	$32.33	(0.45)		4.78	4.33	—	(0.10)	(0.10)	$36.56	13.45%		2.55%	2.55%	(1.34)%	$2,764	199%
Year Ended December 31, 2003	$24.54	(0.42)		8.21	7.79	—	—	—	$32.33	31.74%		2.70%	2.69%	(1.53)%	$5,528	253%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

176	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$44.11	0.24		(3.56)		(3.32)	(0.02)	(0.57)	(0.59)	$40.20	(7.59)%		1.81%	1.63%	0.57%	$135,463	445%
Year Ended July 31, 2007	$40.66	0.54		3.33		3.87	(0.10)	(0.32)	(0.42)	$44.11	9.49%		1.62%	1.62%	1.21%	$13,195	275%
January 1, 2006 through July 31, 2006	$39.00	0.17		1.49		1.66	—	—	—	$40.66	4.23	%(d)	1.38%	1.38%	0.69%	$17,100	63	%(d)
Year Ended December 31, 2005	$38.05	0.23		0.72		0.95	—	—	—	$39.00	2.52%		1.37%	1.37%	0.60%	$137,016	475%
Year Ended December 31, 2004	$32.72	(0.06)		5.65		5.59	—	(0.26)	(0.26)	$38.05	17.08%		1.40%	1.40%	(0.18)%	$155,284	385%
Year Ended December 31, 2003	$23.81	(0.13)		10.24		10.11	—	(1.20)	(1.20)	$32.72	42.41%		1.62%	1.62%	(0.42)%	$165,048	254%
Service Class
Year Ended July 31, 2008	$41.55	(0.16	)(e)	(3.35)		(3.51)	—	(0.57)	(0.57)	$37.47	(8.50)%		2.81%	2.63%	(0.43)%	$2,067	445%
Year Ended July 31, 2007	$38.60	0.11		3.16		3.27	—	(0.32)	(0.32)	$41.55	8.41%		2.62%	2.62%	0.21%	$2,722	275%
January 1, 2006 through July 31, 2006	$37.25	(0.07)		1.42		1.35	—	—	—	$38.60	3.62	%(d)	2.38%	2.38%	(0.31)%	$5,310	63	%(d)
Year Ended December 31, 2005	$36.68	(0.13)		0.70		0.57	—	—	—	$37.25	1.55%		2.37%	2.37%	(0.40)%	$19,581	475%
Year Ended December 31, 2004	$31.88	(0.40)		5.46		5.06	—	(0.26)	(0.26)	$36.68	15.87%		2.40%	2.40%	(1.18)%	$53,235	385%
Year Ended December 31, 2003	$23.50	(0.40)		9.98		9.58	—	(1.20)	(1.20)	$31.88	40.71%		2.62%	2.62%	(1.42)%	$109,792	254%
NASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2008	$71.65	(0.62)		(2.75	)(e)	(3.37)	—	(1.25)	(1.25)	$67.03	(4.87)%		1.53%	1.53%	(0.83)%	$35,449	792%
Year Ended July 31, 2007	$57.17	(0.31)		15.58		15.27	—	(0.79)	(0.79)	$71.65	26.84%		1.49%	1.49%	(0.47)%	$83,156	632%
January 1, 2006 through July 31, 2006	$62.70	(0.30)		(5.23)		(5.53)	—	—	—	$57.17	(8.82	)%(d)	1.44%	1.44%	(0.83)%	$16,800	364	%(d)
Year Ended December 31, 2005	$62.52	(0.46)		0.82		0.36	(0.18)	—	(0.18)	$62.70	0.57%		1.40%	1.40%	(0.76)%	$47,767	671%
Year Ended December 31, 2004	$57.01	(0.05)		5.56		5.51	—	—	—	$62.52	9.67%		1.37%	1.37%	(0.08)%	$94,630	1,147%
Year Ended December 31, 2003	$40.01	(0.62)		19.50		18.88	—	(1.88)	(1.88)	$57.01	47.17%		1.59%	1.59%	(1.30)%	$90,699	868%
Service Class
Year Ended July 31, 2008	$66.98	(1.28)		(2.49	)(e)	(3.77)	—	(1.25)	(1.25)	$61.96	(5.81)%		2.53%	2.53%	(1.83)%	$4,937	792%
Year Ended July 31, 2007	$54.01	(0.94)		14.70		13.76	—	(0.79)	(0.79)	$66.98	25.60%		2.49%	2.49%	(1.47)%	$2,912	632%
January 1, 2006 through July 31, 2006	$59.58	(0.65)		(4.92)		(5.57)	—	—	—	$54.01	(9.35	)%(d)	2.44%	2.44%	(1.83)%	$1,490	364	%(d)
Year Ended December 31, 2005	$59.89	(1.04)		0.73		(0.31)	—	—	—	$59.58	(0.52)%		2.40%	2.40%	(1.76)%	$12,384	671%
Year Ended December 31, 2004	$55.13	(0.60)		5.36		4.76	—	—	—	$59.89	8.63%		2.37%	2.37%	(1.08)%	$50,708	1,147%
Year Ended December 31, 2003	$39.11	(1.09)		18.99		17.90	—	(1.88)	(1.88)	$55.13	45.75%		2.59%	2.59%	(2.30)%	$7,324	868%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	177

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Large-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$54.91	0.49		(9.27)	(8.78)	(0.13)	(5.55)	(5.68)	$40.45	(17.59)%		1.75%	1.75%	1.02%	$10,916	596%
Year Ended July 31, 2007	$48.46	0.51		6.17	6.68	(0.23)	—	(0.23)	$54.91	13.79%		1.52%	1.52%	0.96%	$14,369	267%
January 1, 2006 through July 31, 2006	$45.51	0.20		2.75	2.95	—	—	—	$48.46	6.46	%(d)	1.47%	1.47%	0.72%	$167,346	270	%(d)
Year Ended December 31, 2005	$44.14	0.28		1.31	1.59	(0.22)	—	(0.22)	$45.51	3.61%		1.57%	1.57%	0.65%	$33,121	644%
Year Ended December 31, 2004	$39.12	0.19		4.87	5.06	(0.04)	—	(0.04)	$44.14	12.94%		1.57%	1.57%	0.48%	$37,163	715%
Year Ended December 31, 2003	$30.82	0.09		8.27	8.36	(0.06)	—	(0.06)	$39.12	27.11%		1.98%	1.86%	0.27%	$28,709	1,359%
Service Class
Year Ended July 31, 2008	$53.03	0.02		(8.89)	(8.87)	—	(5.55)	(5.55)	$38.61	(18.40)%		2.75%	2.75%	0.02%	$3,381	596%
Year Ended July 31, 2007	$47.07	(0.01	)(e)	5.97	5.96	—	—	—	$53.03	12.66%		2.52%	2.52%	(0.04)%	$5,124	267%
January 1, 2006 through July 31, 2006	$44.46	(0.07)		2.68	2.61	—	—	—	$47.07	5.85	%(d)	2.47%	2.47%	(0.28)%	$13,777	270	%(d)
Year Ended December 31, 2005	$43.35	(0.15)		1.26	1.11	—	—	—	$44.46	2.58%		2.57%	2.57%	(0.35)%	$3,977	644%
Year Ended December 31, 2004	$38.83	(0.21)		4.77	4.56	(0.04)	—	(0.04)	$43.35	11.75%		2.57%	2.57%	(0.52)%	$16,296	715%
Year Ended December 31, 2003	$30.81	(0.24)		8.26	8.02	—	—	—	$38.83	26.03%		2.98%	2.86%	(0.73)%	$1,909	1,359%
Large-Cap Growth ProFund
Investor Class
Year Ended July 31, 2008	$41.27	(0.13)		(3.25)	(3.38)	—	—	—	$37.89	(8.19)%		1.64%	1.64%	(0.32)%	$12,157	481%
Year Ended July 31, 2007	$37.44	(0.06)		5.37	5.31	—	(1.48)	(1.48)	$41.27	14.30%		1.58%	1.58%	(0.16)%	$99,531	625%
January 1, 2006 through July 31, 2006	$38.24	(0.15)		(0.65)	(0.80)	—	—	—	$37.44	(2.09	)%(d)	1.97%	1.95%	(0.69)%	$10,717	342	%(d)
Year Ended December 31, 2005	$37.62	(0.02)		0.64	0.62	—	—	—	$38.24	1.65%		1.55%	1.55%	(0.04)%	$12,975	1,287%
Year Ended December 31, 2004	$36.38	(0.02)		1.26	1.24	—	—	—	$37.62	3.41%		1.78%	1.78%	(0.07)%	$5,404	1,288%
Year Ended December 31, 2003	$30.48	(0.16)		7.03	6.87	—	(0.97)	(0.97)	$36.38	22.54%		1.80%	1.80%	(0.50)%	$3,674	438%
Service Class
Year Ended July 31, 2008	$39.44	(0.52)		(3.08)	(3.60)	—	—	—	$35.84	(9.13)%		2.64%	2.64%	(1.32)%	$5,542	481%
Year Ended July 31, 2007	$36.17	(0.46)		5.21	4.75	—	(1.48)	(1.48)	$39.44	13.23%		2.58%	2.58%	(1.16)%	$8,827	625%
January 1, 2006 through July 31, 2006	$37.14	(0.37)		(0.60)	(0.97)	—	—	—	$36.17	(2.61	)%(d)	2.97%	2.95%	(1.69)%	$2,271	342	%(d)
Year Ended December 31, 2005	$36.90	(0.38)		0.62	0.24	—	—	—	$37.14	0.65%		2.55%	2.55%	(1.04)%	$8,439	1,287%
Year Ended December 31, 2004	$36.05	(0.39)		1.24	0.85	—	—	—	$36.90	2.36%		2.78%	2.78%	(1.07)%	$15,659	1,288%
Year Ended December 31, 2003	$30.46	(0.49)		7.05	6.56	—	(0.97)	(0.97)	$36.05	21.54%		2.80%	2.80%	(1.50)%	$2,525	438%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

178	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
Mid-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$47.54	0.03	(d)	(5.19)	(5.16)	—	(e)	(1.45)	(1.45)	$40.93	(11.07)%		1.80%	1.78%	0.06%	$20,465	903%
Year Ended July 31, 2007	$42.42	0.19		5.32	5.51	(0.07)		(0.32)	(0.39)	$47.54	13.01%		1.50%	1.50%	0.41%	$7,060	445%
January 1, 2006 through July 31, 2006	$40.98	0.08		1.36	1.44	—		—	—	$42.42	3.51	%(f)	1.52%	1.52%	0.32%	$13,469	247	%(f)
Year Ended December 31, 2005	$38.92	0.08		3.66	3.74	(0.05)		(1.63)	(1.68)	$40.98	9.58%		1.50%	1.50%	0.19%	$32,204	520%
Year Ended December 31, 2004	$33.39	0.06		5.47	5.53	—		—	—	$38.92	16.56%		1.40%	1.40%	0.17%	$53,337	631%
Year Ended December 31, 2003	$24.78	0.02		8.59	8.61	—	(e)	—	— (e)	$33.39	34.76%		1.80%	1.80%	0.05%	$101,345	600%
Service Class
Year Ended July 31, 2008	$44.98	(0.38)		(4.90)	(5.28)	—		(1.45)	(1.45)	$38.25	(11.97)%		2.80%	2.78%	(0.94)%	$3,280	903%
Year Ended July 31, 2007	$40.49	(0.25	)(d)	5.06	4.81	—		(0.32)	(0.32)	$44.98	11.87%		2.50%	2.50%	(0.59)%	$3,473	445%
January 1, 2006 through July 31, 2006	$39.33	(0.16)		1.32	1.16	—		—	—	$40.49	2.95	%(f)	2.52%	2.52%	(0.68)%	$9,112	247	%(f)
Year Ended December 31, 2005	$37.72	(0.31)		3.55	3.24	—		(1.63)	(1.63)	$39.33	8.56%		2.50%	2.50%	(0.81)%	$5,021	520%
Year Ended December 31, 2004	$32.70	(0.29)		5.31	5.02	—		—	—	$37.72	15.35%		2.40%	2.40%	(0.83)%	$34,003	631%
Year Ended December 31, 2003	$24.49	(0.27)		8.48	8.21	—		—	—	$32.70	33.52%		2.80%	2.80%	(0.95)%	$11,151	600%
Mid-Cap Growth ProFund
Investor Class
Year Ended July 31, 2008	$42.26	(0.46)		(0.57)	(1.03)	—		(3.42)	(3.42)	$37.81	(2.80)%		1.74%	1.74%	(1.14)%	$30,265	1,331%
Year Ended July 31, 2007	$36.36	(0.23)		6.15	5.92	—		(0.02)	(0.02)	$42.26	16.28%		1.45%	1.45%	(0.55)%	$16,908	612%
January 1, 2006 through July 31, 2006	$37.47	(0.22)		(0.89)	(1.11)	—		—	—	$36.36	(2.96	)%(f)	1.53%	1.53%	(0.97)%	$3,330	384	%(f)
Year Ended December 31, 2005	$33.63	(0.25)		4.09	3.84	—		—	—	$37.47	11.42%		1.59%	1.59%	(0.71)%	$37,804	918%
Year Ended December 31, 2004	$30.25	(0.32)		3.70	3.38	—		—	—	$33.63	11.17%		1.78%	1.78%	(1.03)%	$22,494	1,293%
Year Ended December 31, 2003	$23.87	(0.35)		6.73	6.38	—		—	—	$30.25	26.73%		2.12%	1.95%	(1.28)%	$5,462	2,235%
Service Class
Year Ended July 31, 2008	$39.83	(0.84)		(0.47)	(1.31)	—		(3.42)	(3.42)	$35.10	(3.73)%		2.74%	2.74%	(2.14)%	$7,802	1,331%
Year Ended July 31, 2007	$34.61	(0.61)		5.85	5.24	—		(0.02)	(0.02)	$39.83	15.14%		2.45%	2.45%	(1.55)%	$8,550	612%
January 1, 2006 through July 31, 2006	$35.89	(0.43)		(0.85)	(1.28)	—		—	—	$34.61	(3.57	)%(f)	2.53%	2.53%	(1.97)%	$4,512	384	%(f)
Year Ended December 31, 2005	$32.54	(0.58)		3.93	3.35	—		—	—	$35.89	10.29%		2.59%	2.59%	(1.71)%	$14,950	918%
Year Ended December 31, 2004	$29.58	(0.62)		3.58	2.96	—		—	—	$32.54	10.01%		2.78%	2.78%	(2.03)%	$9,254	1,293%
Year Ended December 31, 2003	$23.59	(0.61)		6.60	5.99	—		—	—	$29.58	25.39%		3.12%	2.95%	(2.28)%	$991	2,235%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	179

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Small-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$48.10	(0.04)	(6.09)	(6.13)	(0.01)	(1.04)	(1.05)	$40.92	(12.86)%		2.04%	1.49%	(0.09)%	$7,883	1,567%
Year Ended July 31, 2007	$43.28	0.06 (d)	4.76	4.82	—	—	—	$48.10	11.14%		1.73%	1.55%	0.12%	$3,663	865%
January 1, 2006 through July 31, 2006	$41.33	(0.02)	1.97	1.95	—	—	—	$43.28	4.69	%(e)	1.59%	1.58%	(0.06)%	$5,991	443	%(e)
Year Ended December 31, 2005	$39.85	(0.16)	1.64	1.48	—	—	—	$41.33	3.74%		1.59%	1.59%	(0.41)%	$15,112	761%
Year Ended December 31, 2004	$33.16	(0.03)	6.87	6.84	—	(0.15)	(0.15)	$39.85	20.62%		1.46%	1.46%	(0.09)%	$155,891	525%
Year Ended December 31, 2003	$24.61	(0.17)	8.77	8.60	—	(0.05)	(0.05)	$33.16	34.95%		1.73%	1.73%	(0.59)%	$123,119	652%
Service Class
Year Ended July 31, 2008	$45.32	(0.45)	(5.74)	(6.19)	—	(1.04)	(1.04)	$38.09	(13.80)%		3.04%	2.49%	(1.09)%	$1,452	1,567%
Year Ended July 31, 2007	$41.20	(0.40)	4.52	4.12	—	—	—	$45.32	10.00%		2.73%	2.55%	(0.88)%	$2,555	865%
January 1, 2006 through July 31, 2006	$39.57	(0.26)	1.89	1.63	—	—	—	$41.20	4.09	%(e)	2.59%	2.58%	(1.06)%	$7,470	443	%(e)
Year Ended December 31, 2005	$38.50	(0.54)	1.61	1.07	—	—	—	$39.57	2.81%		2.59%	2.59%	(1.41)%	$11,342	761%
Year Ended December 31, 2004	$32.38	(0.38)	6.65	6.27	—	(0.15)	(0.15)	$38.50	19.36%		2.46%	2.46%	(1.09)%	$32,029	525%
Year Ended December 31, 2003	$24.29	(0.45)	8.59	8.14	—	(0.05)	(0.05)	$32.38	33.52%		2.73%	2.73%	(1.59)%	$14,444	652%
Small-Cap Growth ProFund
Investor Class
Year Ended July 31, 2008	$44.76	(0.40)	(2.39)	(2.79)	—	(2.81)	(2.81)	$39.16	(6.48)%		1.93%	1.49%	(0.95)%	$20,822	764%
Year Ended July 31, 2007	$39.36	(0.47)	5.87	5.40	—	—	—	$44.76	13.72%		1.62%	1.56%	(1.07)%	$8,130	732%
January 1, 2006 through July 31, 2006	$38.96	(0.30)	0.70	0.40	—	—	—	$39.36	1.00	%(e)	1.61%	1.61%	(1.24)%	$8,272	369	%(e)
Year Ended December 31, 2005	$36.28	(0.29)	2.97	2.68	—	—	—	$38.96	7.41%		1.55%	1.55%	(0.79)%	$20,799	628%
Year Ended December 31, 2004	$30.20	(0.33)	6.41	6.08	—	—	—	$36.28	20.13%		1.59%	1.59%	(1.00)%	$103,113	854%
Year Ended December 31, 2003	$22.47	(0.29)	8.07	7.78	—	(0.05)	(0.05)	$30.20	34.64%		1.80%	1.80%	(1.16)%	$16,890	1,184%
Service Class
Year Ended July 31, 2008	$42.36	(0.80)	(2.21)	(3.01)	—	(2.81)	(2.81)	$36.54	(7.41)%		2.93%	2.49%	(1.95)%	$4,677	764%
Year Ended July 31, 2007	$37.65	(0.88)	5.59	4.71	—	—	—	$42.36	12.51%		2.62%	2.56%	(2.07)%	$4,843	732%
January 1, 2006 through July 31, 2006	$37.49	(0.53)	0.69	0.16	—	—	—	$37.65	0.43	%(e)	2.61%	2.61%	(2.24)%	$3,022	369	%(e)
Year Ended December 31, 2005	$35.24	(0.65)	2.90	2.25	—	—	—	$37.49	6.38%		2.55%	2.55%	(1.79)%	$9,510	628%
Year Ended December 31, 2004	$29.64	(0.66)	6.26	5.60	—	—	—	$35.24	18.89%		2.59%	2.59%	(2.00)%	$43,438	854%
Year Ended December 31, 2003	$22.27	(0.55)	7.97	7.42	—	(0.05)	(0.05)	$29.64	33.33%		2.80%	2.80%	(2.16)%	$8,423	1,184%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

180	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets						Supplemental Data
Europe 30 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$20.45	0.24		(1.83)	(1.59)	(1.50)	(1.50)	$17.36	(8.74)%		1.67%		1.66%		1.16%		$6,553	1,791%
Year Ended July 31, 2007	$17.21	0.24		3.00	3.24	— (d)	— (d)	$20.45	18.83%		1.37%		1.37%		1.23%		$18,757	968%
January 1, 2006 through July 31, 2006	$16.00	0.25		0.96	1.21	—	—	$17.21	7.56	%(e)	1.44%		1.43%		2.49%		$15,318	533	%(e)
Year Ended December 31, 2005	$14.88	0.06		1.07	1.13	(0.01)	(0.01)	$16.00	7.60%		1.51%		1.51%		0.38%		$49,583	800%
Year Ended December 31, 2004	$12.97	0.02		1.89	1.91	— (d)	— (d)	$14.88	14.76%		1.56%		1.56%		0.12%		$43,254	742%
Year Ended December 31, 2003	$9.43	0.06		3.51	3.57	(0.03)	(0.03)	$12.97	37.81%		1.79%		1.78%		0.52%		$23,377	1,593%
Service Class
Year Ended July 31, 2008	$20.56	0.04		(1.88)	(1.84)	(1.08)	(1.08)	$17.64	(9.66)%		2.67%		2.66%		0.16%		$1,666	1,791%
Year Ended July 31, 2007	$17.45	0.05		3.06	3.11	—	—	$20.56	17.82%		2.37%		2.37%		0.23%		$2,610	968%
January 1, 2006 through July 31, 2006	$16.32	0.15		0.98	1.13	—	—	$17.45	6.92	%(e)	2.44%		2.43%		1.49%		$2,190	533	%(e)
Year Ended December 31, 2005	$15.31	(0.09)		1.10	1.01	—	—	$16.32	6.60%		2.51%		2.51%		(0.62)%		$2,954	800%
Year Ended December 31, 2004	$13.46	(0.12)		1.97	1.85	— (d)	— (d)	$15.31	13.78%		2.54%		2.54%		(0.86)%		$12,995	742%
Year Ended December 31, 2003	$9.85	(0.05)		3.66	3.61	—	—	$13.46	36.65%		2.79%		2.78%		(0.48)%		$11,105	1,593%
UltraBull ProFund
Investor Class
Year Ended July 31, 2008	$72.29	0.56		(20.55)	(19.99)	(1.48)	(1.48)	$50.82	(28.23)%		1.50%		1.50%		0.87%		$94,384	350%
Year Ended July 31, 2007	$58.16	0.69		13.49	14.18	(0.05)	(0.05)	$72.29	24.38%		1.45%		1.45%		0.98%		$147,984	370%
January 1, 2006 through July 31, 2006	$57.26	0.25		0.65	0.90	—	—	$58.16	1.59	%(e)	1.45%		1.45%		0.73%		$147,570	418	%(e)
Year Ended December 31, 2005	$55.82	0.22		1.36	1.58	(0.14)	(0.14)	$57.26	2.84%		1.44%		1.44%		0.41%		$136,495	648%
Year Ended December 31, 2004	$47.52	0.22		8.23	8.45	(0.15)	(0.15)	$55.82	17.75%		1.44%		1.44%		0.44%		$163,474	447%
Year Ended December 31, 2003	$30.64	(0.07)		16.95	16.88	—	—	$47.52	55.09%		1.70%		1.70%		(0.18)%		$123,782	723%
Service Class
Year Ended July 31, 2008	$66.58	(0.04	)(f)	(19.03)	(19.07)	(0.81)	(0.81)	$46.70	(28.98)%		2.50%		2.50%		(0.13)%		$9,534	350%
Year Ended July 31, 2007	$54.03	0.04		12.51	12.55	—	—	$66.58	23.23%		2.45%		2.45%		(0.02)%		$11,082	370%
January 1, 2006 through July 31, 2006	$53.50	(0.07)		0.60	0.53	—	—	$54.03	1.01	%(e)	2.45%		2.45%		(0.27)%		$14,081	418	%(e)
Year Ended December 31, 2005	$52.55	(0.29)		1.24	0.95	—	—	$53.50	1.81%		2.44%		2.44%		(0.59)%		$25,129	648%
Year Ended December 31, 2004	$45.09	(0.15	)(g)	7.76	7.61	(0.15)	(0.15)	$52.55	16.84	%(g)	2.23	%(g)	2.23	%(g)	(0.35	)%(g)	$17,931	447%
Year Ended December 31, 2003	$29.40	(0.41)		16.10	15.69	—	—	$45.09	53.37%		2.70%		2.70%		(1.18)%		$13,068	723%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)

The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraBull ProFund Service Class expense ratio was a reduction of 0.21%.

See accompanying notes to the financial statements.

Financial Highlights >	181

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraMid-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$52.65	0.16		(9.54)	(9.38)	(0.39)	(0.39)	$42.88	(17.94)%		1.54%	1.54%	0.34%	$50,581	348%
Year Ended July 31, 2007	$42.52	0.33		10.18	10.51	(0.38)	(0.38)	$52.65	24.78%		1.46%	1.46%	0.63%	$84,108	334%
January 1, 2006 through July 31, 2006	$43.66	0.17		(1.31)	(1.14)	—	—	$42.52	(2.61	)%(d)	1.47%	1.47%	0.64%	$82,224	219	%(d)
Year Ended December 31, 2005	$36.84	0.06		6.76	6.82	— (e)	— (e)	$43.66	18.52%		1.49%	1.49%	0.16%	$122,419	402%
Year Ended December 31, 2004	$28.67	(0.10)		8.27	8.17	—	—	$36.84	28.50%		1.51%	1.51%	(0.33)%	$86,392	395%
Year Ended December 31, 2003	$16.95	(0.16)		11.88	11.72	—	—	$28.67	69.14%		1.87%	1.86%	(0.75)%	$55,368	684%
Service Class
Year Ended July 31, 2008	$49.36	(0.31	)(f)	(8.96)	(9.27)	—	—	$40.09	(18.76)%		2.54%	2.54%	(0.66)%	$4,747	348%
Year Ended July 31, 2007	$39.93	(0.17	)(f)	9.60	9.43	—	—	$49.36	23.59%		2.46%	2.46%	(0.37)%	$9,209	334%
January 1, 2006 through July 31, 2006	$41.26	(0.08)		(1.25)	(1.33)	—	—	$39.93	(3.20	)%(d)	2.47%	2.47%	(0.36)%	$4,886	219	%(d)
Year Ended December 31, 2005	$35.17	(0.31)		6.40	6.09	—	—	$41.26	17.29%		2.49%	2.49%	(0.84)%	$8,406	402%
Year Ended December 31, 2004	$27.65	(0.39)		7.91	7.52	—	—	$35.17	27.20%		2.49%	2.49%	(1.31)%	$11,245	395%
Year Ended December 31, 2003	$16.48	(0.37)		11.54	11.17	—	—	$27.65	67.78%		2.87%	2.86%	(1.75)%	$6,814	684%
UltraSmall-Cap ProFund
Investor Class
Year Ended July 31, 2008	$29.82	0.07		(6.61)	(6.54)	(0.02)	(0.02)	$23.26	(21.93)%		1.49%	1.49%	0.28%	$56,505	142%
Year Ended July 31, 2007	$26.21	0.24		3.42	3.66	(0.05)	(0.05)	$29.82	13.94%		1.42%	1.42%	0.78%	$124,568	182%
January 1, 2006 through July 31, 2006	$25.36	0.11		0.74	0.85	—	—	$26.21	3.35	%(d)	1.39%	1.39%	0.64%	$162,346	27	%(d)
Year Ended December 31, 2005	$25.46	0.14		(0.12)	0.02	(0.12)	(0.12)	$25.36	0.07%		1.41%	1.41%	0.60%	$147,564	481%
Year Ended December 31, 2004	$19.29	(0.04)		6.21	6.17	—	—	$25.46	31.99%		1.40%	1.40%	(0.17)%	$330,905	339%
Year Ended December 31, 2003	$9.62	(0.07)		9.74	9.67	—	—	$19.29	100.52%		1.76%	1.76%	(0.49)%	$133,404	387%
Service Class
Year Ended July 31, 2008	$27.87	(0.17	)(f)	(6.17)	(6.34)	—	—	$21.53	(22.75)%		2.49%	2.49%	(0.72)%	$3,355	142%
Year Ended July 31, 2007	$24.70	(0.05	)(f)	3.22	3.17	—	—	$27.87	12.83%		2.42%	2.42%	(0.22)%	$7,170	182%
January 1, 2006 through July 31, 2006	$24.05	(0.05)		0.70	0.65	—	—	$24.70	2.70	%(d)	2.39%	2.39%	(0.36)%	$9,110	27	%(d)
Year Ended December 31, 2005	$24.28	(0.09)		(0.14)	(0.23)	—	—	$24.05	(0.95)%		2.41%	2.41%	(0.40)%	$15,655	481%
Year Ended December 31, 2004	$18.57	(0.23)		5.94	5.71	—	—	$24.28	30.75%		2.38%	2.38%	(1.15)%	$30,658	339%
Year Ended December 31, 2003	$9.37	(0.21)		9.41	9.20	—	—	$18.57	98.19%		2.76%	2.76%	(1.49)%	$17,036	387%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

182	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets						Supplemental Data
UltraDow 30 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$44.69	0.52	(13.65)	(13.13)	(0.15)	(0.16)	(0.31)	$31.25	(29.58)%		1.55%		1.55%		1.27%		$22,668	282%
Year Ended July 31, 2007	$33.43	0.60	10.93	11.53	(0.13)	(0.14)	(0.27)	$44.69	34.58%		1.47%		1.47%		1.45%		$39,544	525%
January 1, 2006 through July 31, 2006	$31.67	0.24	1.52	1.76	—	—	—	$33.43	5.56	%(d)	1.49%		1.49%		1.26%		$20,403	995	%(d)
Year Ended December 31, 2005	$33.00	0.32	(1.36)	(1.04)	(0.29)	—	(0.29)	$31.67	(3.16)%		1.51%		1.51%		1.03%		$25,747	458%
Year Ended December 31, 2004	$31.29	0.14	1.60	1.74	(0.03)	—	(0.03)	$33.00	5.57%		1.49%		1.49%		0.45%		$47,100	825%
Year Ended December 31, 2003	$20.73	(0.02)	10.60	10.58	—	(0.02)	(0.02)	$31.29	51.02%		1.88%		1.88%		(0.08)%		$31,023	1,798%
Service Class
Year Ended July 31, 2008	$43.18	0.14	(13.18)	(13.04)	—	(0.16)	(0.16)	$29.98	(30.31)%		2.55%		2.55%		0.27%		$2,693	282%
Year Ended July 31, 2007	$32.52	0.21	10.59	10.80	—	(0.14)	(0.14)	$43.18	33.25%		2.47%		2.47%		0.45%		$3,475	525%
January 1, 2006 through July 31, 2006	$31.01	0.06	1.45	1.51	—	—	—	$32.52	4.90	%(d)	2.49%		2.49%		0.26%		$4,794	995	%(d)
Year Ended December 31, 2005	$32.37	0.01	(1.32)	(1.31)	(0.05)	—	(0.05)	$31.01	(4.08)%		2.51%		2.51%		0.03%		$6,498	458%
Year Ended December 31, 2004	$30.97	(0.16)	1.59	1.43	(0.03)	—	(0.03)	$32.37	4.62%		2.49%		2.49%		(0.55)%		$7,283	825%
Year Ended December 31, 2003	$20.68	(0.26)	10.57	10.31	—	(0.02)	(0.02)	$30.97	49.84%		2.88%		2.88%		(1.08)%		$9,959	1,798%
UltraNASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2008	$29.66	(0.14)	(5.12)	(5.26)	—	—	—	$24.40	(17.73)%		1.46%		1.46%		(0.48)%		$181,556	291%
Year Ended July 31, 2007	$19.59	(0.08)	10.15	10.07	—	—	—	$29.66	51.40%		1.40%		1.40%		(0.30)%		$248,250	156%
January 1, 2006 through July 31, 2006	$24.44	(0.07)	(4.78)	(4.85)	—	—	—	$19.59	(19.84	)%(d)	1.37%		1.37%		(0.51)%		$254,137	131	%(d)
Year Ended December 31, 2005	$25.20	(0.11)	(0.65)	(0.76)	—	—	—	$24.44	(3.02)%		1.38%		1.38%		(0.47)%		$370,835	157%
Year Ended December 31, 2004	$21.84	(0.03)	3.39	3.36	—	—	—	$25.20	15.38%		1.37%		1.37%		(0.14)%		$530,240	159%
Year Ended December 31, 2003	$10.79	(0.20)	11.25	11.05	—	—	—	$21.84	102.41%		1.56%		1.56%		(1.23)%		$449,308	231%
Service Class
Year Ended July 31, 2008	$27.34	(0.40)	(4.66)	(5.06)	—	—	—	$22.28	(18.51)%		2.46%		2.46%		(1.48)%		$10,493	291%
Year Ended July 31, 2007	$18.24	(0.32)	9.42	9.10	—	—	—	$27.34	49.89%		2.40%		2.40%		(1.30)%		$14,774	156%
January 1, 2006 through July 31, 2006	$22.88	(0.20)	(4.44)	(4.64)	—	—	—	$18.24	(20.28	)%(d)	2.37%		2.37%		(1.51)%		$21,779	131	%(d)
Year Ended December 31, 2005	$23.83	(0.32)	(0.63)	(0.95)	—	—	—	$22.88	(3.99)%		2.38%		2.38%		(1.47)%		$33,407	157%
Year Ended December 31, 2004	$20.59	0.02 (e)	3.22	3.24	—	—	—	$23.83	15.74	%(e)	1.11	%(e)	1.11	%(e)	0.12	%(e)	$34,534	159%
Year Ended December 31, 2003	$10.28	(0.35)	10.66	10.31	—	—	—	$20.59	100.29%		2.56%		2.56%		(2.23)%		$30,497	231%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraNASDAQ-100 ProFund Service Class expense ratio was a reduction of 1.26%.

See accompanying notes to the financial statements.

Financial Highlights >	183

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
UltraInternational ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$36.45	0.79	(11.86)	(11.07)	(0.29)	—	(0.29)	$25.09	(30.59)%		1.58%	1.58%	2.33%	$14,995	—
Year Ended July 31, 2007	$27.55	1.30	8.14	9.44	(0.32)	(0.22)	(0.54)	$36.45	34.38%		1.48%	1.48%	3.72%	$35,554	—
April 19, 2006 through July 31, 2006(d)	$30.00	0.26	(2.71)	(2.45)	—	—	—	$27.55	(8.17	)%(e)	2.34%	1.93%	3.33%	$7,994	—
Service Class
Year Ended July 31, 2008	$36.06	0.45	(11.74)	(11.29)	—	—	—	$24.77	(31.31)%		2.58%	2.58%	1.33%	$5,049	—
Year Ended July 31, 2007	$27.47	0.95	8.11	9.06	(0.25)	(0.22)	(0.47)	$36.06	33.10%		2.48%	2.48%	2.72%	$6,007	—
April 19, 2006 through July 31, 2006(d)	$30.00	0.18	(2.71)	(2.53)	—	—	—	$27.47	(8.43	)%(e)	3.34%	2.93%	2.33%	$1,149	—
UltraEmerging Markets ProFund
Investor Class
Year Ended July 31, 2008	$45.85	1.10	(2.42)	(1.32)	(0.62)	(14.18)	(14.80)	$29.73	(11.04)%		1.44%	1.44%	2.51%	$123,040	381	%(f)
Year Ended July 31, 2007	$24.09	1.38	20.68	22.06	(0.30)	—	(0.30)	$45.85	91.96%		1.37%	1.37%	3.89%	$243,763	—
April 19, 2006 through July 31, 2006(d)	$30.00	0.26	(6.17)	(5.91)	—	—	—	$24.09	(19.70	)%(e)	1.51%	1.51%	3.97%	$79,136	—
Service Class
Year Ended July 31, 2008	$45.31	0.67	(2.35)	(1.68)	(0.36)	(14.18)	(14.54)	$29.09	(11.93)%		2.44%	2.44%	1.51%	$9,848	381	%(f)
Year Ended July 31, 2007	$24.02	1.01	20.51	21.52	(0.23)	—	(0.23)	$45.31	89.91%		2.37%	2.37%	2.89%	$11,471	—
April 19, 2006 through July 31, 2006(d)	$30.00	0.19	(6.17)	(5.98)	—	—	—	$24.02	(19.93	)%(e)	2.51%	2.51%	2.97%	$1,310	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of equity securities.

See accompanying notes to the financial statements.

184	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
UltraLatin America ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)		Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
October 16, 2007 through July 31, 2008(d)	$30.00	0.19		(1.83)	(1.64)	(0.07)	—		(0.49)	(0.56)	$27.80	(5.47	)%(e)	1.66%	1.66	%(f)	0.75%	$28,156	685	%(e)
Service Class
October 16, 2007 through July 31, 2008(d)	$30.00	(0.07	)(g)	(1.73)	(1.80)	(0.05)	—		(0.49)	(0.54)	$27.66	(6.00	)%(e)	2.66%	2.66	%(f)	(0.25)%	$2,557	685	%(e)
UltraChina ProFund
Investor Class
February 4, 2008 through July 31, 2008(d)	$30.00	0.04		(10.95)	(10.91)	—	—		—	—	$19.09	(36.37	)%(e)	2.15%	1.95%		0.36%	$12,374	5	%(e)
Service Class
February 4, 2008 through July 31, 2008(d)	$30.00	(0.07	)(g)	(10.94)	(11.01)	—	—		—	—	$18.99	(36.70	)%(e)	3.15%	2.95%		(0.64)%	$574	5	%(e)
UltraJapan ProFund
Investor Class
Year Ended July 31, 2008	$47.88	0.69		(21.03)	(20.34)	(2.80)	—	(h)	—	(2.80)	$24.74	(44.16)%		1.66%	1.66%		2.09%	$63,590	—
Year Ended July 31, 2007	$58.53	1.87		12.42	14.29	(1.79)	—		(23.15)	(24.94)	$47.88	23.46%		1.57%	1.57%		3.34%	$111,087	—
January 1, 2006 through July 31, 2006	$64.64	0.63		(6.74)	(6.11)	—	—		—	—	$58.53	(9.45	)%(e)	1.54%	1.54%		1.67%	$196,279	—
Year Ended December 31, 2005	$33.92	(0.12)		30.84	30.72	—	—		—	—	$64.64	90.57%		1.55%	1.55%		(0.26)%	$416,150	—
Year Ended December 31, 2004	$30.91	(0.41)		3.42	3.01	—	—		—	—	$33.92	9.74%		1.65%	1.65%		(1.24)%	$48,512	—
Year Ended December 31, 2003	$20.93	(0.47)		10.45	9.98	—	—		—	—	$30.91	47.68%		1.95%	1.95%		(1.70)%	$42,203	—
Service Class
Year Ended July 31, 2008	$44.57	0.36		(19.73)	(19.37)	(1.96)	—	(h)	—	(1.96)	$23.24	(44.74)%		2.66%	2.66%		1.09%	$1,103	—
Year Ended July 31, 2007	$55.85	1.34		11.77	13.11	(1.24)	—		(23.15)	(24.39)	$44.57	22.25%		2.57%	2.57%		2.34%	$4,915	—
January 1, 2006 through July 31, 2006	$62.06	0.27		(6.48)	(6.21)	—	—		—	—	$55.85	(10.01	)%(e)	2.54%	2.54%		0.67%	$6,939	—
Year Ended December 31, 2005	$32.88	(0.58)		29.76	29.18	—	—		—	—	$62.06	88.75%		2.55%	2.55%		(1.26)%	$31,412	—
Year Ended December 31, 2004	$30.27	(0.74)		3.35	2.61	—	—		—	—	$32.88	8.62%		2.63%	2.63%		(2.22)%	$1,478	—
Year Ended December 31, 2003	$20.69	(0.75)		10.33	9.58	—	—		—	—	$30.27	46.30%		2.95%	2.95%		(2.70)%	$932	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.64% and 2.64% for the Investor Class and Service Class, respectively, for the period ended July 31, 2008.

(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(h)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Financial Highlights >	185

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
Bear ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$26.32	0.39	3.28	3.67	(0.83)	(0.01)		—	(0.84)	$29.15	14.48%		1.56%	1.56%	1.41%	$157,729	—
Year Ended July 31, 2007	$29.96	1.02	(3.11)	(2.09)	(1.55)	—	(d)	—	(1.55)	$26.32	(6.91)%		1.56%	1.48%	3.80%	$38,299	—
January 1, 2006 through July 31, 2006	$29.85	0.55	(0.44)	0.11	—	—		—	—	$29.96	0.40	%(e)	1.57%	1.57%	3.20%	$52,504	—
Year Ended December 31, 2005	$30.82	0.50	(0.84)	(0.34)	(0.61)	(0.02)		—	(0.63)	$29.85	(1.11)%		1.56%	1.56%	1.60%	$30,002	—
Year Ended December 31, 2004	$34.19	(0.09)	(3.28)	(3.37)	—	—		—	—	$30.82	(9.86)%		1.51%	1.51%	(0.26)%	$26,624	—
Year Ended December 31, 2003	$45.26	(0.28)	(10.79)	(11.07)	—	—		—	—	$34.19	(24.46)%		1.73%	1.72%	(0.67)%	$23,150	—
Service Class
Year Ended July 31, 2008	$26.57	0.11	3.42	3.53	(0.08)	—	(d)	—	(0.08)	$30.02	13.33%		2.56%	2.56%	0.41%	$2,797	—
Year Ended July 31, 2007	$28.82	0.75	(3.00)	(2.25)	—	—		—	—	$26.57	(7.81)%		2.56%	2.48%	2.80%	$2,079	—
January 1, 2006 through July 31, 2006	$28.87	0.38	(0.43)	(0.05)	—	—		—	—	$28.82	(0.17	)%(e)	2.57%	2.57%	2.20%	$12,469	—
Year Ended December 31, 2005	$29.48	0.20	(0.81)	(0.61)	—	—		—	—	$28.87	(2.07)%		2.56%	2.56%	0.60%	$3,400	—
Year Ended December 31, 2004	$33.02	(0.41)	(3.13)	(3.54)	—	—		—	—	$29.48	(10.72)%		2.50%	2.50%	(1.25)%	$1,266	—
Year Ended December 31, 2003	$44.15	(0.67)	(10.46)	(11.13)	—	—		—	—	$33.02	(25.21)%		2.73%	2.72%	(1.67)%	$4,613	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

186	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Short Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$16.48	0.35	0.40 (d)	0.75	(0.83)	(0.83)	$16.40	4.80%		1.62%	1.62%	2.13%	$10,935	—
Year Ended July 31, 2007	$18.58	0.62	(1.73)	(1.11)	(0.99)	(0.99)	$16.48	(5.72)%		1.58%	1.58%	3.70%	$25,758	—
January 1, 2006 through July 31, 2006	$19.05	0.35	(0.82)	(0.47)	—	—	$18.58	(2.47	)%(e)	1.52%	1.52%	3.37%	$50,983	—
Year Ended December 31, 2005	$20.23	0.32	(0.83)	(0.51)	(0.67)	(0.67)	$19.05	(2.52)%		1.51%	1.51%	1.54%	$18,384	—
Year Ended December 31, 2004	$24.35	(0.08)	(4.04)	(4.12)	—	—	$20.23	(16.92)%		1.51%	1.51%	(0.36)%	$10,318	—
Year Ended December 31, 2003	$37.31	(0.23)	(12.73)	(12.96)	—	—	$24.35	(34.74)%		1.77%	1.76%	(0.68)%	$32,575	—
Service Class
Year Ended July 31, 2008	$17.25	0.18	0.46 (d)	0.64	(0.59)	(0.59)	$17.30	3.89%		2.62%	2.62%	1.13%	$1,241	—
Year Ended July 31, 2007	$18.50	0.45	(1.70)	(1.25)	—	—	$17.25	(6.76)%		2.58%	2.58%	2.70%	$992	—
January 1, 2006 through July 31, 2006	$19.10	0.25	(0.85)	(0.60)	—	—	$18.50	(3.14	)%(e)	2.52%	2.52%	2.37%	$2,084	—
Year Ended December 31, 2005	$19.78	0.12	(0.80)	(0.68)	—	—	$19.10	(3.44)%		2.51%	2.51%	0.54%	$287	—
Year Ended December 31, 2004	$24.02	(0.31)	(3.93)	(4.24)	—	—	$19.78	(17.65)%		2.51%	2.51%	(1.36)%	$533	—
Year Ended December 31, 2003	$37.06	(0.54)	(12.50)	(13.04)	—	—	$24.02	(35.19)%		2.77%	2.76%	(1.68)%	$7,761	—
Short NASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2008	$16.24	0.29	0.08 (d)	0.37	(1.32)	(1.32)	$15.29	3.15%		1.74%	1.71%	1.85%	$11,365	—
Year Ended July 31, 2007	$20.91	0.71	(4.14)	(3.43)	(1.24)	(1.24)	$16.24	(16.68)%		1.54%	1.49%	3.93%	$12,814	—
January 1, 2006 through July 31, 2006	$18.69	0.38	1.84	2.22	—	—	$20.91	11.88	%(e)	1.50%	1.50%	3.34%	$103,936	—
Year Ended December 31, 2005	$18.70	0.30	(0.06)	0.24	(0.25)	(0.25)	$18.69	1.27%		1.52%	1.52%	1.54%	$31,722	—
Year Ended December 31, 2004	$21.10	(0.05)	(2.35)	(2.40)	—	—	$18.70	(11.33)%		1.51%	1.51%	(0.22)%	$6,604	—
Year Ended December 31, 2003	$33.69	(0.23)	(12.36)	(12.59)	—	—	$21.10	(37.37)%		1.88%	1.87%	(0.79)%	$12,538	—
Service Class
Year Ended July 31, 2008	$15.96	0.13	0.12 (d)	0.25	(0.88)	(0.88)	$15.33	2.16%		2.74%	2.71%	0.85%	$479	—
Year Ended July 31, 2007	$20.35	0.54	(4.07)	(3.53)	(0.86)	(0.86)	$15.96	(17.59)%		2.54%	2.49%	2.93%	$4,424	—
January 1, 2006 through July 31, 2006	$18.27	0.27	1.81	2.08	—	—	$20.35	11.38	%(e)	2.50%	2.50%	2.34%	$9,666	—
Year Ended December 31, 2005	$18.22	0.11	(0.06)	0.05	—	—	$18.27	0.27%		2.52%	2.52%	0.54%	$4,006	—
Year Ended December 31, 2004	$20.79	(0.26)	(2.31)	(2.57)	—	—	$18.22	(12.36)%		2.51%	2.51%	(1.22)%	$1,106	—
Year Ended December 31, 2003	$33.52	(0.50)	(12.23)	(12.73)	—	—	$20.79	(37.98)%		2.88%	2.87%	(1.79)%	$2,125	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	187

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets						Supplemental Data
UltraBear ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$13.62	0.26		2.68	2.94	(0.46)	—	(d)	(0.46)	$16.10	22.51%		1.49%		1.49%		1.85%		$122,417	—
Year Ended July 31, 2007	$17.28	0.55		(3.53)	(2.98)	(0.68)	—	(d)	(0.68)	$13.62	(17.28)%		1.42%		1.42%		3.88%		$100,229	—
January 1, 2006 through July 31, 2006	$17.59	0.32		(0.63)	(0.31)	—	—		—	$17.28	(1.76	)%(e)	1.40%		1.40%		3.27%		$135,333	—
Year Ended December 31, 2005	$18.82	0.34		(1.18)	(0.84)	(0.38)	(0.01)		(0.39)	$17.59	(4.43)%		1.41%		1.41%		1.77%		$90,197	—
Year Ended December 31, 2004	$23.42	(0.04)		(4.56)	(4.60)	—	—		—	$18.82	(19.64)%		1.43%		1.43%		(0.19)%		$77,863	—
Year Ended December 31, 2003	$41.64	(0.26)		(17.96)	(18.22)	—	—		—	$23.42	(43.76)%		1.65%		1.64%		(0.78)%		$93,826	—
Service Class
Year Ended July 31, 2008	$13.57	0.12		2.73	2.85	(0.23)	—	(d)	(0.23)	$16.19	21.45%		2.49%		2.49%		0.85%		$10,981	—
Year Ended July 31, 2007	$17.21	0.41		(3.52)	(3.11)	(0.53)	—	(d)	(0.53)	$13.57	(18.09)%		2.42%		2.42%		2.88%		$11,326	—
January 1, 2006 through July 31, 2006	$17.61	0.22		(0.62)	(0.40)	—	—		—	$17.21	(2.27	)%(e)	2.40%		2.40%		2.27%		$13,984	—
Year Ended December 31, 2005	$18.76	0.15		(1.16)	(1.01)	(0.14)	—	(d)	(0.14)	$17.61	(5.36)%		2.41%		2.41%		0.77%		$6,735	—
Year Ended December 31, 2004	$23.53	(0.21	)(f)	(4.56)	(4.77)	—	—		—	$18.76	(20.27	)%(f)	2.20	%(f)	2.20	%(f)	(0.96	)%(f)	$6,899	—
Year Ended December 31, 2003	$42.26	(0.58)		(18.15)	(18.73)	—	—		—	$23.53	(44.32)%		2.65%		2.64%		(1.78)%		$6,941	—
UltraShort Mid-Cap ProFund
Investor Class
Year Ended July 31, 2008	$13.20	0.31		0.40	0.71	(0.18)	—		(0.18)	$13.73	5.50%		1.63%		1.57%		2.30%		$7,390	—
Year Ended July 31, 2007	$17.36	0.54		(3.97)	(3.43)	(0.73)	—		(0.73)	$13.20	(20.08)%		1.67%		1.53%		3.79%		$18,616	—
January 1, 2006 through July 31, 2006	$17.35	0.31		(0.30)	0.01	—	—		—	$17.36	0.06	%(e)	1.59%		1.58%		3.24%		$29,637	—
Year Ended December 31, 2005	$21.95	0.33		(4.59)	(4.26)	(0.34)	—		(0.34)	$17.35	(19.37)%		1.74%		1.68%		1.62%		$11,936	—
January 30, 2004 through December 31, 2004(g)	$30.00	(0.13)		(7.92)	(8.05)	—	—		—	$21.95	(26.83	)%(e)	1.82%		1.82%		(0.49)%		$3,533	—
Service Class
Year Ended July 31, 2008	$13.00	0.17		0.40	0.57	(0.04)	—		(0.04)	$13.53	4.39%		2.63%		2.57%		1.30%		$1,813	—
Year Ended July 31, 2007	$17.02	0.40		(3.92)	(3.52)	(0.50)	—		(0.50)	$13.00	(20.88)%		2.67%		2.53%		2.79%		$5,072	—
January 1, 2006 through July 31, 2006	$17.12	0.21		(0.31)	(0.10)	—	—		—	$17.02	(0.58	)%(e)	2.59%		2.58%		2.24%		$2,452	—
Year Ended December 31, 2005	$21.71	0.13		(4.52)	(4.39)	(0.20)	—		(0.20)	$17.12	(20.21)%		2.74%		2.68%		0.62%		$1,632	—
January 30, 2004 through December 31, 2004(g)	$30.00	(0.39)		(7.90)	(8.29)	—	—		—	$21.71	(27.63	)%(e)	2.82%		2.82%		(1.49)%		$463	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The per share and ratios shown do not correlate to the ratios of Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraBear ProFund Service Class expense ratio was a reduction of 0.23%.

(g)	Commencement of operations

See accompanying notes to the financial statements.

188	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraShort Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$13.99	0.30	(0.25	)(d)	0.05	(0.31)	(0.31)	$13.73	0.45%		1.46%	1.46%	2.10%	$134,257	—
Year Ended July 31, 2007	$17.76	0.54	(3.50)		(2.96)	(0.81)	(0.81)	$13.99	(16.37)%		1.44%	1.44%	3.87%	$273,206	—
January 1, 2006 through July 31, 2006	$19.32	0.34	(1.90)		(1.56)	—	—	$17.76	(8.07	)%(e)	1.43%	1.43%	3.41%	$264,378	—
Year Ended December 31, 2005	$21.78	0.41	(2.42)		(2.01)	(0.45)	(0.45)	$19.32	(9.21)%		1.43%	1.43%	1.83%	$131,805	—
January 30, 2004 through December 31, 2004(f)	$30.00	(0.02)	(8.20)		(8.22)	—	—	$21.78	(27.40	)%(e)	1.35%	1.35%	(0.06)%	$15,813	—
Service Class
Year Ended July 31, 2008	$14.01	0.16	(0.23	)(d)	(0.07)	(0.20)	(0.20)	$13.74	(0.47)%		2.46%	2.46%	1.10%	$9,994	—
Year Ended July 31, 2007	$17.72	0.40	(3.49)		(3.09)	(0.62)	(0.62)	$14.01	(17.24)%		2.44%	2.44%	2.87%	$17,457	—
January 1, 2006 through July 31, 2006	$19.38	0.24	(1.90)		(1.66)	—	—	$17.72	(8.57	)%(e)	2.43%	2.43%	2.41%	$28,507	—
Year Ended December 31, 2005	$21.59	0.18	(2.39)		(2.21)	—	—	$19.38	(10.24)%		2.43%	2.43%	0.83%	$3,275	—
January 30, 2004 through December 31, 2004(f)	$30.00	(0.31)	(8.10)		(8.41)	—	—	$21.59	(28.03	)%(e)	2.35%	2.35%	(1.06)%	$1,187	—
UltraShort Dow 30 ProFund
Investor Class
Year Ended July 31, 2008	$17.09	0.31	3.67		3.98	(0.72)	(0.72)	$20.35	24.47%		1.66%	1.66%	1.75%	$16,981	—
Year Ended July 31, 2007	$23.23	0.69	(6.09)		(5.40)	(0.74)	(0.74)	$17.09	(23.47)%		1.55%	1.55%	3.73%	$17,448	—
January 1, 2006 through July 31, 2006	$25.04	0.43	(2.24)		(1.81)	—	—	$23.23	(7.23	)%(e)	1.52%	1.52%	3.17%	$15,295	—
Year Ended December 31, 2005	$25.20	0.44	(0.24)		0.20	(0.36)	(0.36)	$25.04	0.82%		1.65%	1.65%	1.68%	$16,498	—
July 22, 2004 through December 31, 2004(f)	$30.00	(0.04)	(4.76)		(4.80)	—	—	$25.20	(16.00	)%(e)	2.26%	1.95%	(0.30)%	$2,520	—
Service Class
Year Ended July 31, 2008	$16.78	0.13	3.69		3.82	(0.33)	(0.33)	$20.27	23.32%		2.66%	2.66%	0.75%	$1,176	—
Year Ended July 31, 2007	$22.94	0.51	(6.03)		(5.52)	(0.64)	(0.64)	$16.78	(24.26)%		2.55%	2.55%	2.73%	$3,347	—
January 1, 2006 through July 31, 2006	$24.88	0.30	(2.24)		(1.94)	—	—	$22.94	(7.76	)%(e)	2.52%	2.52%	2.17%	$802	—
Year Ended December 31, 2005	$25.09	0.18	(0.24)		(0.06)	(0.15)	(0.15)	$24.88	(0.29)%		2.65%	2.65%	0.68%	$1,112	—
July 22, 2004 through December 31, 2004(f)	$30.00	(0.17)	(4.74)		(4.91)	—	—	$25.09	(16.37	)%(e)	3.26%	2.95%	(1.30)%	$546	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)	Commencement of operations

See accompanying notes to the financial statements.

Financial Highlights >	189

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
UltraShort NASDAQ-100 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$11.63	0.22	(0.48	)(d)	(0.26)	(0.60)	—	(e)	(0.60)	$10.77	(1.17)%		1.50%	1.50%	2.05%	$118,583	—
Year Ended July 31, 2007	$18.54	0.54	(6.87)		(6.33)	(0.58)	—		(0.58)	$11.63	(34.58)%		1.41%	1.41%	3.96%	$119,669	—
January 1, 2006 through July 31, 2006	$15.30	0.30	2.94		3.24	—	—		—	$18.54	21.18	%(f)	1.38%	1.38%	3.25%	$222,887	—
Year Ended December 31, 2005	$15.83	0.31	(0.50)		(0.19)	(0.28)	(0.06)		(0.34)	$15.30	(1.18)%		1.39%	1.39%	1.75%	$180,687	—
Year Ended December 31, 2004	$20.92	(0.03)	(5.06)		(5.09)	—	—		—	$15.83	(24.33)%		1.41%	1.41%	(0.13)%	$119,685	—
Year Ended December 31, 2003	$56.25	(0.18)	(35.15)		(35.33)	— (e)	—		— (e)	$20.92	(62.80)%		1.65%	1.65%	(0.57)%	$118,811	—
Service Class
Year Ended July 31, 2008	$12.09	0.11	(0.46	)(d)	(0.35)	(0.35)	—	(e)	(0.35)	$11.39	(2.29)%		2.50%	2.50%	1.05%	$2,251	—
Year Ended July 31, 2007	$19.17	0.39	(7.08)		(6.69)	(0.39)	—		(0.39)	$12.09	(35.17)%		2.41%	2.41%	2.96%	$3,226	—
January 1, 2006 through July 31, 2006	$15.91	0.20	3.06		3.26	—	—		—	$19.17	20.49	%(f)	2.38%	2.38%	2.25%	$10,108	—
Year Ended December 31, 2005	$16.43	0.12	(0.48)		(0.36)	(0.13)	(0.03)		(0.16)	$15.91	(2.19)%		2.39%	2.39%	0.75%	$6,847	—
Year Ended December 31, 2004	$21.92	(0.24)	(5.25)		(5.49)	—	—		—	$16.43	(25.05)%		2.39%	2.39%	(1.11)%	$4,280	—
Year Ended December 31, 2003	$59.49	(0.50)	(37.07)		(37.57)	—	—		—	$21.92	(63.15)%		2.65%	2.65%	(1.57)%	$9,590	—
UltraShort International ProFund
Investor Class
Year Ended July 31, 2008	$21.88	0.43	4.05	(d)	4.48	(0.88)	—		(0.88)	$25.48	21.69%		1.62%	1.62%	1.93%	$45,556	—
Year Ended July 31, 2007	$30.58	1.01	(9.26)		(8.25)	(0.45)	—		(0.45)	$21.88	(27.12)%		1.52%	1.52%	3.89%	$25,156	—
April 19, 2006 through July 31, 2006(g)	$30.00	0.37	0.21		0.58	—	—		—	$30.58	1.93	%(f)	1.50%	1.50%	3.96%	$24,629	—
Service Class
Year Ended July 31, 2008	$22.00	0.20	4.08	(d)	4.28	(0.79)	—		(0.79)	$25.49	20.48%		2.62%	2.62%	0.93%	$3,491	—
Year Ended July 31, 2007	$30.46	0.78	(9.24)		(8.46)	—	—		—	$22.00	(27.77)%		2.52%	2.52%	2.89%	$404	—
April 19, 2006 through July 31, 2006(g)	$30.00	0.27	0.19		0.46	—	—		—	$30.46	1.53	%(f)	2.50%	2.50%	2.96%	$47	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.
(g)	Commencement of operations

See accompanying notes to the financial statements.

190	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraShort Emerging Markets ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$13.51	0.20		(4.88)	(4.68)	(0.61)	(0.61)	$8.22	(33.95)%		1.53%	1.53%	2.35%	$66,212	—
Year Ended July 31, 2007	$31.85	0.80		(18.17)	(17.37)	(0.97)	(0.97)	$13.51	(55.55)%		1.49%	1.49%	4.17%	$80,862	—
April 19, 2006 through July 31, 2006(d)	$30.00	0.43		1.42	1.85	—	—	$31.85	6.17	%(e)	1.50%	1.50%	4.15%	$36,733	—
Service Class
Year Ended July 31, 2008	$13.53	0.12		(4.87)	(4.75)	(0.55)	(0.55)	$8.23	(34.52)%		2.53%	2.53%	1.35%	$4,705	—
Year Ended July 31, 2007	$31.74	0.59		(18.13)	(17.54)	(0.67)	(0.67)	$13.53	(55.97)%		2.49%	2.49%	3.17%	$1,505	—
April 19, 2006 through July 31, 2006(d)	$30.00	0.32		1.42	1.74	—	—	$31.74	5.80	%(e)	2.50%	2.50%	3.15%	$1,938	—
UltraShort Latin America ProFund
Investor Class
October 16, 2007 through July 31, 2008(d)	$30.00	0.13		(11.14)	(11.01)	(0.09)	(0.09)	$18.90	(36.75	)%(e)	2.66%	1.95%	0.88%	$3,113	—
Service Class
October 16, 2007 through July 31, 2008(d)	$30.00	(0.02	)(f)	(11.10)	(11.12)	(0.08)	(0.08)	$18.80	(37.15	)%(e)	3.66%	2.95%	(0.12)%	$43	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	191

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraShort China ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
February 4, 2008 through July 31, 2008(d)	$30.00	0.05		5.92	5.97	—	—	$35.97	19.90	%(e)	2.65%	1.94%	0.31%	$4,656	—
Service Class
February 4, 2008 through July 31, 2008(d)	$30.00	(0.11	)(f)	5.90	5.79	—	—	$35.79	19.30	%(e)	3.65%	2.94%	(0.69)%	$310	—
UltraShort Japan ProFund
Investor Class
Year Ended July 31, 2008	$26.89	0.56		10.77	11.33	(0.70)	(0.70)	$37.52	42.70%		1.75%	1.67%	1.60%	$7,404	—
Year Ended July 31, 2007	$34.95	0.92		(8.22)	(7.30)	(0.76)	(0.76)	$26.89	(20.90)%		1.95%	1.95%	3.31%	$6,085	—
March 29, 2006 through July 31, 2006(d)	$30.00	0.33		4.62	4.95	—	—	$34.95	16.50	%(e)	2.60%	1.95%	2.83%	$4,865	—
Service Class
Year Ended July 31, 2008	$27.26	0.19		10.98	11.17	(0.46)	(0.46)	$37.97	41.33%		2.75%	2.67%	0.60%	$773	—
Year Ended July 31, 2007	$34.84	0.61		(8.19)	(7.58)	—	—	$27.26	(21.76)%		2.95%	2.95%	2.31%	$252	—
March 29, 2006 through July 31, 2006(d)	$30.00	0.21		4.63	4.84	—	—	$34.84	16.13	%(e)	3.60%	2.95%	1.83%	$336	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

192	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Banks UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$36.99	0.82		(19.52)	(18.70)	(0.27)	—	(0.27)	$18.02	(50.80)%		1.98%	1.55%	3.54%	$16,348	1,222%
Year Ended July 31, 2007	$42.01	1.00		(5.34)	(4.34)	(0.68)	—	(0.68)	$36.99	(10.64)%		1.93%	1.57%	2.30%	$2,811	636%
January 1, 2006 through July 31, 2006	$38.34	0.45		3.22	3.67	—	—	—	$42.01	9.57	%(d)	2.10%	1.58%	1.95%	$5,853	879	%(d)
Year Ended December 31, 2005	$39.39	0.74		(1.47)	(0.73)	(0.32)	—	(0.32)	$38.34	(1.85)%		2.40%	1.68%	1.97%	$6,176	1,038%
Year Ended December 31, 2004	$33.91	0.36		5.53	5.89	(0.41)	—	(0.41)	$39.39	17.36%		1.95%	1.95%	1.01%	$5,063	819%
Year Ended December 31, 2003	$24.57	0.17		10.66	10.83	(0.12)	(1.37)	(1.49)	$33.91	46.23%		4.63%	1.95%	0.59%	$1,417	1,869%
Service Class
Year Ended July 31, 2008	$37.70	0.56		(19.85)	(19.29)	(0.12)	—	(0.12)	$18.29	(51.30)%		2.98%	2.55%	2.54%	$1,985	1,222%
Year Ended July 31, 2007	$42.67	0.56		(5.47)	(4.91)	(0.06)	—	(0.06)	$37.70	(11.54)%		2.93%	2.57%	1.30%	$422	636%
January 1, 2006 through July 31, 2006	$39.16	0.22		3.29	3.51	—	—	—	$42.67	8.96	%(d)	3.10%	2.58%	0.95%	$1,834	879	%(d)
Year Ended December 31, 2005	$40.38	0.36		(1.52)	(1.16)	(0.06)	—	(0.06)	$39.16	(2.87)%		3.40%	2.68%	0.97%	$1,046	1,038%
Year Ended December 31, 2004	$35.12	(0.01)		5.68	5.67	(0.41)	—	(0.41)	$40.38	16.14%		2.95%	2.95%	0.01%	$2,203	819%
Year Ended December 31, 2003	$25.52	(0.14)		11.12	10.98	(0.01)	(1.37)	(1.38)	$35.12	45.04%		5.63%	2.95%	(0.41)%	$1,097	1,869%
Basic Materials UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$55.39	0.42		7.66 (e)	8.08	(0.55)	—	(0.55)	$62.92	14.57%		1.56%	1.56%	0.66%	$78,070	273%
Year Ended July 31, 2007	$39.89	0.69		16.01	16.70	(1.20)	—	(1.20)	$55.39	42.52%		1.53%	1.53%	1.35%	$47,109	530%
January 1, 2006 through July 31, 2006	$38.58	0.45		0.86	1.31	—	—	—	$39.89	3.40	%(d)	1.49%	1.49%	1.81%	$13,351	282	%(d)
Year Ended December 31, 2005	$38.01	0.29		0.32	0.61	(0.04)	—	(0.04)	$38.58	1.61%		1.68%	1.68%	0.79%	$45,056	677%
Year Ended December 31, 2004	$33.21	(0.06)		4.86	4.80	—	—	—	$38.01	14.45%		1.87%	1.87%	(0.18)%	$10,727	723%
Year Ended December 31, 2003	$22.53	0.11		10.59	10.70	(0.02)	—	(0.02)	$33.21	47.49%		2.24%	1.95%	0.40%	$35,985	1,521%
Service Class
Year Ended July 31, 2008	$54.44	(0.20	)(e)	7.50 (e)	7.30	— (f)	—	— (f)	$61.74	13.41%		2.56%	2.56%	(0.34)%	$5,108	273%
Year Ended July 31, 2007	$38.84	0.19		15.71	15.90	(0.30)	—	(0.30)	$54.44	41.10%		2.53%	2.53%	0.35%	$6,321	530%
January 1, 2006 through July 31, 2006	$37.78	0.20		0.86	1.06	—	—	—	$38.84	2.81	%(d)	2.49%	2.49%	0.81%	$1,870	282	%(d)
Year Ended December 31, 2005	$37.52	(0.08)		0.34	0.26	—	—	—	$37.78	0.69%		2.68%	2.68%	(0.21)%	$1,222	677%
Year Ended December 31, 2004	$33.11	(0.39)		4.80	4.41	—	—	—	$37.52	13.32%		2.87%	2.87%	(1.18)%	$1,278	723%
Year Ended December 31, 2003	$22.63	(0.16)		10.64	10.48	—	—	—	$33.11	46.31%		3.24%	2.95%	(0.60)%	$8,210	1,521%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Financial Highlights >	193

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Biotechnology UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$51.15	(0.29)	19.26	18.97	—	—	$70.12	37.09%		1.60%	1.55%	(0.54)%	$75,766	373%
Year Ended July 31, 2007	$52.17	(0.13)	(0.89)	(1.02)	—	—	$51.15	(1.96)%		1.56%	1.56%	(0.24)%	$23,912	396%
January 1, 2006 through July 31, 2006	$58.85	(0.13)	(6.55)	(6.68)	—	—	$52.17	(11.35	)%(d)	1.58%	1.58%	(0.40)%	$20,889	255	%(d)
Year Ended December 31, 2005	$46.23	(0.38)	13.00	12.62	—	—	$58.85	27.30%		1.58%	1.58%	(0.73)%	$46,266	724%
Year Ended December 31, 2004	$39.75	(0.62)	7.10	6.48	—	—	$46.23	16.30%		1.88%	1.88%	(1.49)%	$26,386	562%
Year Ended December 31, 2003	$24.58	(0.56)	15.73	15.17	—	—	$39.75	61.72%		1.93%	1.92%	(1.59)%	$8,175	2,288%
Service Class
Year Ended July 31, 2008	$47.77	(0.80)	17.87	17.07	—	—	$64.84	35.73%		2.60%	2.55%	(1.54)%	$5,049	373%
Year Ended July 31, 2007	$49.21	(0.64)	(0.80)	(1.44)	—	—	$47.77	(2.93)%		2.56%	2.56%	(1.24)%	$685	396%
January 1, 2006 through July 31, 2006	$55.84	(0.43)	(6.20)	(6.63)	—	—	$49.21	(11.87	)%(d)	2.58%	2.58%	(1.40)%	$6,144	255	%(d)
Year Ended December 31, 2005	$44.32	(0.88)	12.40	11.52	—	—	$55.84	25.99%		2.58%	2.58%	(1.73)%	$7,006	724%
Year Ended December 31, 2004	$38.46	(1.02)	6.88	5.86	—	—	$44.32	15.24%		2.86%	2.86%	(2.47)%	$4,999	562%
Year Ended December 31, 2003	$24.01	(0.90)	15.35	14.45	—	—	$38.46	60.18%		2.93%	2.92%	(2.59)%	$1,484	2,288%
Consumer Goods UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$38.00	0.51	(4.08)	(3.57)	(0.19)	(0.19)	$34.24	(9.46)%		2.47%	1.55%	1.29%	$1,028	993%
Year Ended July 31, 2007	$33.45	0.56	4.55	5.11	(0.56)	(0.56)	$38.00	15.28%		2.22%	1.56%	1.49%	$2,272	1,221%
January 1, 2006 through July 31, 2006	$32.95	0.27	0.23	0.50	—	—	$33.45	1.52	%(d)	2.68%	1.58%	1.39%	$2,399	662	%(d)
Year Ended December 31, 2005	$33.91	0.23	(0.84)	(0.61)	(0.35)	(0.35)	$32.95	(1.80)%		2.61%	1.68%	0.68%	$1,484	754%
January 30, 2004 through December 31, 2004(e)	$30.00	0.18	3.85	4.03	(0.12)	(0.12)	$33.91	13.42	%(d)	2.48%	1.95%	0.62%	$6,253	1,505	%(d)
Service Class
Year Ended July 31, 2008	$37.63	0.13	(4.01)	(3.88)	—	—	$33.75	(10.33)%		3.47%	2.55%	0.29%	$202	993%
Year Ended July 31, 2007	$32.98	0.20	4.45	4.65	—	—	$37.63	14.13%		3.22%	2.56%	0.49%	$221	1,221%
January 1, 2006 through July 31, 2006	$32.66	0.08	0.24	0.32	—	—	$32.98	0.98	%(d)	3.68%	2.58%	0.39%	$837	662	%(d)
Year Ended December 31, 2005	$33.61	(0.11)	(0.84)	(0.95)	—	—	$32.66	(2.83)%		3.61%	2.68%	(0.32)%	$79	754%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.11)	3.84	3.73	(0.12)	(0.12)	$33.61	12.42	%(d)	3.48%	2.95%	(0.38)%	$283	1,505	%(d)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations

See accompanying notes to the financial statements.

194	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Consumer Services UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$32.54	0.13		(9.18)		(9.05)	(0.47)	—	(0.47)	$23.02	(28.09)%		3.53%	1.55%	0.46%	$1,084	1,327%
Year Ended July 31, 2007	$28.91	0.14		4.88		5.02	(0.06)	(1.33)	(1.39)	$32.54	17.10%		2.48%	1.56%	0.41%	$741	1,138%
January 1, 2006 through July 31, 2006	$31.00	0.05		(2.14)		(2.09)	—	—	—	$28.91	(6.74	)%(d)	5.32%	1.58%	0.29%	$464	861	%(d)
Year Ended December 31, 2005	$33.90	(0.16)		(2.74)		(2.90)	—	—	—	$31.00	(8.55)%		6.20%	1.68%	(0.49)%	$357	1,642%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.24)		4.14		3.90	—	—	—	$33.90	13.00	%(d)	5.86%	1.95%	(0.83)%	$2,332	2,929	%(d)
Service Class
Year Ended July 31, 2008	$31.53	(0.15	)(f)	(8.89)		(9.04)	(0.14)	—	(0.14)	$22.35	(28.77)%		4.53%	2.55%	(0.54)%	$316	1,327%
Year Ended July 31, 2007	$28.26	(0.19	)(f)	4.79		4.60	—	(1.33)	(1.33)	$31.53	16.00%		3.48%	2.56%	(0.59)%	$137	1,138%
January 1, 2006 through July 31, 2006	$30.46	(0.13)		(2.07)		(2.20)	—	—	—	$28.26	(7.22	)%(d)	6.32%	2.58%	(0.71)%	$697	861	%(d)
Year Ended December 31, 2005	$33.62	(0.47)		(2.69)		(3.16)	—	—	—	$30.46	(9.40)%		7.20%	2.68%	(1.49)%	$42	1,642%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.52)		4.14		3.62	—	—	—	$33.62	12.07	%(d)	6.86%	2.95%	(1.83)%	$175	2,929	%(d)
Financials UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$28.31	0.31		(13.43)		(13.12)	(0.34)	—	(0.34)	$14.85	(46.76)%		2.02%	1.66%	1.57%	$12,375	761%
Year Ended July 31, 2007	$28.93	0.47		(0.73	)(f)	(0.26)	(0.36)	—	(0.36)	$28.31	(1.11)%		1.68%	1.68%	1.45%	$4,574	479%
January 1, 2006 through July 31, 2006	$27.26	0.25		1.42		1.67	—	—	—	$28.93	6.13	%(d)	1.53%	1.53%	1.53%	$6,066	91	%(d)
Year Ended December 31, 2005	$26.09	0.35		0.88		1.23	(0.06)	—	(0.06)	$27.26	4.72%		1.78%	1.68%	1.33%	$49,964	652%
Year Ended December 31, 2004	$22.73	0.06		3.32		3.38	(0.02)	—	(0.02)	$26.09	14.86%		1.94%	1.94%	0.26%	$5,658	914%
Year Ended December 31, 2003	$15.84	0.05		6.84		6.89	—	—	—	$22.73	43.50%		2.27%	1.95%	0.25%	$3,122	2,340%
Service Class
Year Ended July 31, 2008	$26.73	0.12		(12.70)		(12.58)	(0.19)	—	(0.19)	$13.96	(47.32)%		3.02%	2.66%	0.57%	$2,362	761%
Year Ended July 31, 2007	$27.40	0.17		(0.72	)(f)	(0.55)	(0.12)	—	(0.12)	$26.73	(2.07)%		2.68%	2.68%	0.45%	$1,902	479%
January 1, 2006 through July 31, 2006	$25.97	0.09		1.34		1.43	—	—	—	$27.40	5.51	%(d)	2.53%	2.53%	0.53%	$1,021	91	%(d)
Year Ended December 31, 2005	$25.05	0.10		0.82		0.92	—	—	—	$25.97	3.67%		2.78%	2.68%	0.33%	$4,306	652%
Year Ended December 31, 2004	$22.04	(0.16)		3.19		3.03	(0.02)	—	(0.02)	$25.05	13.74%		2.90%	2.90%	(0.70)%	$1,617	914%
Year Ended December 31, 2003	$15.50	(0.14)		6.68		6.54	—	—	—	$22.04	42.19%		3.27%	2.95%	(0.75)%	$2,646	2,340%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	195

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Health Care UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$15.92	0.09		(1.04)	(0.95)	(0.08)	(0.08)	$14.89	(6.03)%		1.76%	1.55%	0.58%	$9,463	616%
Year Ended July 31, 2007	$14.99	0.16		0.84	1.00	(0.07)	(0.07)	$15.92	6.67%		1.63%	1.56%	0.96%	$8,710	466%
January 1, 2006 through July 31, 2006	$15.26	0.05		(0.32)	(0.27)	—	—	$14.99	(1.77	)%(d)	1.75%	1.58%	0.57%	$15,616	201	%(d)
Year Ended December 31, 2005	$14.18	0.02		1.06	1.08	—	—	$15.26	7.62%		1.68%	1.68%	0.15%	$11,504	636%
Year Ended December 31, 2004	$13.90	(0.09)		0.37	0.28	—	—	$14.18	2.01%		1.97%	1.95%	(0.61)%	$11,525	1,198%
Year Ended December 31, 2003	$11.09	(0.09)		2.90	2.81	—	—	$13.90	25.34%		3.54%	1.95%	(0.77)%	$5,120	1,904%
Service Class
Year Ended July 31, 2008	$14.96	(0.06	)(e)	(1.00)	(1.06)	—	—	$13.90	(7.09)%		2.76%	2.55%	(0.42)%	$2,253	616%
Year Ended July 31, 2007	$14.16	—	(f)	0.81	0.81	(0.01)	(0.01)	$14.96	5.69%		2.63%	2.56%	(0.04)%	$4,595	466%
January 1, 2006 through July 31, 2006	$14.50	(0.03)		(0.31)	(0.34)	—	—	$14.16	(2.34	)%(d)	2.75%	2.58%	(0.43)%	$3,326	201	%(d)
Year Ended December 31, 2005	$13.58	(0.12)		1.04	0.92	—	—	$14.50	6.77%		2.68%	2.68%	(0.85)%	$7,811	636%
Year Ended December 31, 2004	$13.44	(0.23)		0.37	0.14	—	—	$13.58	1.04%		2.97%	2.95%	(1.61)%	$1,457	1,198%
Year Ended December 31, 2003	$10.81	(0.21)		2.84	2.63	—	—	$13.44	24.33%		4.54%	2.95%	(1.77)%	$424	1,904%
Industrials UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$48.21	0.33		(9.26)	(8.93)	(0.79)	(0.79)	$38.49	(18.82)%		2.18%	1.55%	0.73%	$3,061	433%
Year Ended July 31, 2007	$35.96	0.34		12.20	12.54	(0.29)	(0.29)	$48.21	34.99%		2.12%	1.56%	0.75%	$21,001	900%
January 1, 2006 through July 31, 2006	$36.45	0.16		(0.65)	(0.49)	—	—	$35.96	(1.34	)%(d)	2.44%	1.58%	0.71%	$1,777	665	%(d)
Year Ended December 31, 2005	$35.79	0.06		0.62	0.68	(0.02)	(0.02)	$36.45	1.89%		5.43%	1.68%	0.19%	$2,249	974%
January 30, 2004 through December 31, 2004(g)	$30.00	(0.12)		5.91	5.79	—	—	$35.79	19.30	%(d)	1.83%	1.83%	(0.43)%	$2,713	1,419	%(d)
Service Class
Year Ended July 31, 2008	$46.85	(0.12	)(e)	(9.06)	(9.18)	—	—	$37.67	(19.57)%		3.18%	2.55%	(0.27)%	$126	433%
Year Ended July 31, 2007	$35.04	(0.09	)(e)	11.90	11.81	—	—	$46.85	33.70%		3.12%	2.56%	(0.25)%	$1,740	900%
January 1, 2006 through July 31, 2006	$35.74	(0.07)		(0.63)	(0.70)	—	—	$35.04	(1.96	)%(d)	3.44%	2.58%	(0.29)%	$695	665	%(d)
Year Ended December 31, 2005	$35.46	(0.27)		0.55	0.28	—	—	$35.74	0.79%		6.43%	2.68%	(0.81)%	$99	974%
January 30, 2004 through December 31, 2004(g)	$30.00	(0.41)		5.87	5.46	—	—	$35.46	18.20	%(d)	2.83%	2.83%	(1.43)%	$70	1,419	%(d)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.
(g)	Commencement of operations

See accompanying notes to the financial statements.

196	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Internet UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$91.63	(0.37)		(16.41)	(16.78)	—	—	—	$74.85	(18.31)%		1.67%	1.67%	(0.42)%	$7,571	403%
Year Ended July 31, 2007	$68.43	(0.12)		24.46	24.34	(1.14)	—	(1.14)	$91.63	35.68%		1.53%	1.53%	(0.13)%	$18,799	468%
January 1, 2006 through July 31, 2006	$87.78	1.02		(20.37)	(19.35)	—	—	—	$68.43	(22.04	)%(d)	1.51%	1.51%	2.06%	$16,902	215	%(d)
Year Ended December 31, 2005	$80.29	(0.51)		8.00	7.49	—	—	—	$87.78	9.33%		1.52%	1.52%	(0.70)%	$55,133	568%
Year Ended December 31, 2004	$61.44	(0.79)		19.64	18.85	—	—	—	$80.29	30.68%		1.54%	1.54%	(1.21)%	$99,944	614%
Year Ended December 31, 2003	$26.84	(0.74)		35.34	34.60	—	—	—	$61.44	128.91%		1.74%	1.73%	(1.50)%	$31,165	932%
Service Class
Year Ended July 31, 2008	$85.35	(1.21)		(15.10)	(16.31)	—	—	—	$69.04	(19.12)%		2.67%	2.67%	(1.42)%	$483	403%
Year Ended July 31, 2007	$63.75	(0.94)		22.80	21.86	(0.26)	—	(0.26)	$85.35	34.32%		2.53%	2.53%	(1.13)%	$1,097	468%
January 1, 2006 through July 31, 2006	$82.26	0.55		(19.06)	(18.51)	—	—	—	$63.75	(22.50	)%(d)	2.51%	2.51%	1.06%	$1,192	215	%(d)
Year Ended December 31, 2005	$75.98	(1.23)		7.51	6.28	—	—	—	$82.26	8.27%		2.52%	2.52%	(1.70)%	$4,618	568%
Year Ended December 31, 2004	$58.72	(1.43)		18.69	17.26	—	—	—	$75.98	29.39%		2.54%	2.54%	(2.21)%	$21,363	614%
Year Ended December 31, 2003	$25.90	(1.21)		34.03	32.82	—	—	—	$58.72	126.72%		2.74%	2.73%	(2.50)%	$3,741	932%
Mobile Telecommunications UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$22.65	(0.01)		(14.74)	(14.75)	(0.06)	—	(0.06)	$7.84	(65.24)%		1.92%	1.55%	(0.09)%	$5,630	1,101%
Year Ended July 31, 2007	$18.87	0.04		3.75 (e)	3.79	(0.01)	—	(0.01)	$22.65	20.09%		1.56%	1.56%	0.20%	$17,526	731%
January 1, 2006 through July 31, 2006	$19.59	0.02		(0.74)	(0.72)	—	—	—	$18.87	(3.72	)%(d)	1.56%	1.56%	0.19%	$12,587	317	%(d)
Year Ended December 31, 2005	$18.07	0.04		1.81	1.85	—	(0.33)	(0.33)	$19.59	10.26%		1.50%	1.50%	0.23%	$20,352	520%
Year Ended December 31, 2004	$10.83	(0.12)		7.36	7.24	—	—	—	$18.07	66.85%		1.64%	1.64%	(0.80)%	$67,289	645%
Year Ended December 31, 2003	$6.54	(0.09)		4.38	4.29	—	—	—	$10.83	65.60%		2.15%	1.94%	(1.16)%	$9,170	2,818%
Service Class
Year Ended July 31, 2008	$20.94	(0.12)		(13.62)	(13.74)	—	—	—	$7.20	(65.60)%		2.92%	2.55%	(1.09)%	$444	1,101%
Year Ended July 31, 2007	$17.61	(0.14	)(e)	3.47 (e)	3.33	—	—	—	$20.94	18.85%		2.56%	2.56%	(0.80)%	$1,116	731%
January 1, 2006 through July 31, 2006	$18.39	(0.09)		(0.69)	(0.78)	—	—	—	$17.61	(4.24	)%(d)	2.56%	2.56%	(0.81)%	$2,015	317	%(d)
Year Ended December 31, 2005	$17.14	(0.14)		1.72	1.58	—	(0.33)	(0.33)	$18.39	9.18%		2.50%	2.50%	(0.77)%	$2,935	520%
Year Ended December 31, 2004	$10.38	(0.26)		7.02	6.76	—	—	—	$17.14	65.13%		2.63%	2.63%	(1.79)%	$12,491	645%
Year Ended December 31, 2003	$6.37	(0.17)		4.18	4.01	—	—	—	$10.38	62.95%		3.15%	2.94%	(2.16)%	$566	2,818%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	197

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Oil & Gas UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$51.96	0.21		2.36		2.57	(0.08)	(1.60)	(1.68)	$52.85	4.76%		1.50%	1.50%	0.38%	$122,187	102%
Year Ended July 31, 2007	$40.72	0.39		10.92		11.31	(0.07)	—	(0.07)	$51.96	27.82%		1.45%	1.45%	0.91%	$182,861	265%
January 1, 2006 through July 31, 2006	$32.74	0.17		7.81		7.98	—	—	—	$40.72	24.37	%(d)	1.42%	1.42%	0.80%	$145,885	230	%(d)
Year Ended December 31, 2005	$22.41	0.14		10.19		10.33	—	—	—	$32.74	46.10%		1.43%	1.43%	0.45%	$115,214	352%
Year Ended December 31, 2004	$15.66	—	(e)	7.20		7.20	—	(0.45)	(0.45)	$22.41	45.98%		1.64%	1.64%	(0.03)%	$44,530	634%
Year Ended December 31, 2003	$11.80	(0.02)		3.88		3.86	—	—	—	$15.66	32.71%		2.09%	1.94%	(0.12)%	$37,753	2,032%
Service Class
Year Ended July 31, 2008	$48.54	(0.32	)(f)	2.20		1.88	—	(1.60)	(1.60)	$48.82	3.68%		2.50%	2.50%	(0.62)%	$12,623	102%
Year Ended July 31, 2007	$38.34	—	(e)	10.20		10.20	—	—	—	$48.54	26.60%		2.45%	2.45%	(0.09)%	$14,588	265%
January 1, 2006 through July 31, 2006	$31.01	(0.03)		7.36		7.33	—	—	—	$38.34	23.64	%(d)	2.42%	2.42%	(0.20)%	$19,980	230	%(d)
Year Ended December 31, 2005	$21.43	(0.15)		9.73		9.58	—	—	—	$31.01	44.70%		2.43%	2.43%	(0.55)%	$13,899	352%
Year Ended December 31, 2004	$15.13	(0.18)		6.93		6.75	—	(0.45)	(0.45)	$21.43	44.61%		2.64%	2.64%	(1.03)%	$10,932	634%
Year Ended December 31, 2003	$11.52	(0.14)		3.75		3.61	—	—	—	$15.13	31.34%		3.09%	2.94%	(1.12)%	$3,956	2,032%
Oil Equipment, Services & Distribution UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$38.89	(0.06)		5.17	(f)	5.11	(0.01)	(0.76)	(0.77)	$43.23	13.38%		1.54%	1.53%	(0.14)%	$41,679	431%
Year Ended July 31, 2007	$29.65	0.04	(f)	9.27		9.31	(0.07)	—	(0.07)	$38.89	31.49%		1.64%	1.64%	0.12%	$51,490	943%
June 5, 2006 through July 31, 2006(g)	$30.00	(0.01)		(0.34)		(0.35)	—	—	—	$29.65	(1.17	)%(d)	2.85%	1.95%	(0.31)%	$4,664	160	%(d)
Service Class
Year Ended July 31, 2008	$38.52	(0.47)		5.08	(f)	4.61	—	(0.76)	(0.76)	$42.37	12.21%		2.54%	2.53%	(1.14)%	$4,146	431%
Year Ended July 31, 2007	$29.61	(0.26)		9.17		8.91	—	—	—	$38.52	30.09%		2.64%	2.64%	(0.88)%	$5,868	943%
June 5, 2006 through July 31, 2006(g)	$30.00	(0.06)		(0.33)		(0.39)	—	—	—	$29.61	(1.30	)%(d)	3.85%	2.95%	(1.31)%	$959	160	%(d)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)	Commencement of operations

See accompanying notes to the financial statements.

198	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Pharmaceuticals UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$9.94	0.16	(1.63)	(1.47)	(0.35)	—	(0.35)	$8.12	(15.55)%		2.02%	1.55%	1.71%	$4,491	643%
Year Ended July 31, 2007	$9.95	0.19	0.01	0.20	(0.21)	—	(0.21)	$9.94	1.87%		1.59%	1.56%	1.78%	$7,513	489%
January 1, 2006 through July 31, 2006	$9.02	0.09	0.84	0.93	—	—	—	$9.95	10.30	%(d)	1.61%	1.49%	1.58%	$24,395	339	%(d)
Year Ended December 31, 2005	$9.77	0.11	(0.81)	(0.70)	(0.05)	—	(0.05)	$9.02	(7.06)%		1.68%	1.68%	1.27%	$14,175	576%
Year Ended December 31, 2004	$11.61	— (e)	(1.84)	(1.84)	—	—	—	$9.77	(15.85)%		1.90%	1.90%	0.02%	$14,459	607%
Year Ended December 31, 2003	$10.77	(0.05)	0.89	0.84	—	—	—	$11.61	7.80%		2.20%	1.95%	(0.50)%	$8,229	4,437%
Service Class
Year Ended July 31, 2008	$9.49	0.07	(1.59)	(1.52)	(0.15)	—	(0.15)	$7.82	(16.35)%		3.02%	2.55%	0.71%	$405	643%
Year Ended July 31, 2007	$9.48	0.09	— (e)	0.09	(0.08)	—	(0.08)	$9.49	0.86%		2.59%	2.56%	0.78%	$603	489%
January 1, 2006 through July 31, 2006	$8.64	0.03	0.81	0.84	—	—	—	$9.48	9.72	%(d)	2.61%	2.49%	0.58%	$4,720	339	%(d)
Year Ended December 31, 2005	$9.39	0.03	(0.78)	(0.75)	—	—	—	$8.64	(8.09)%		2.68%	2.68%	0.27%	$1,817	576%
Year Ended December 31, 2004	$11.28	(0.11)	(1.78)	(1.89)	—	—	—	$9.39	(16.67)%		2.90%	2.90%	(0.98)%	$675	607%
Year Ended December 31, 2003	$10.54	(0.16)	0.90	0.74	—	—	—	$11.28	7.02%		3.20%	2.95%	(1.50)%	$892	4,437%
Precious Metals UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$43.35	1.04	3.55 (f)	4.59	(0.43)	(3.55)	(3.98)	$43.96	10.64%		1.46%	1.46%	2.10%	$100,099	—
Year Ended July 31, 2007	$45.10	1.62	(1.08)	0.54	(2.29)	—	(2.29)	$43.35	1.47%		1.36%	1.36%	4.04%	$90,037	—
January 1, 2006 through July 31, 2006	$41.47	0.96	2.67	3.63	—	—	—	$45.10	8.75	%(d)	1.36%	1.36%	3.59%	$132,144	—
Year Ended December 31, 2005	$29.99	0.57	10.91	11.48	—	—	—	$41.47	38.28%		1.44%	1.44%	1.90%	$112,978	—
Year Ended December 31, 2004	$36.13	(0.02)	(6.12)	(6.14)	—	—	—	$29.99	(16.99)%		1.46%	1.46%	(0.08)%	$46,862	—
Year Ended December 31, 2003	$22.77	(0.18)	13.54	13.36	—	—	—	$36.13	58.67%		1.69%	1.68%	(0.67)%	$54,157	—
Service Class
Year Ended July 31, 2008	$41.75	0.58	3.39 (f)	3.97	—	(3.55)	(3.55)	$42.17	9.57%		2.46%	2.46%	1.10%	$46,678	—
Year Ended July 31, 2007	$43.36	1.23	(1.10)	0.13	(1.74)	—	(1.74)	$41.75	0.48%		2.36%	2.36%	3.04%	$88,210	—
January 1, 2006 through July 31, 2006	$40.10	0.70	2.56	3.26	—	—	—	$43.36	8.13	%(d)	2.36%	2.36%	2.59%	$71,638	—
Year Ended December 31, 2005	$29.28	0.26	10.56	10.82	—	—	—	$40.10	36.95%		2.44%	2.44%	0.90%	$27,410	—
Year Ended December 31, 2004	$35.63	(0.31)	(6.04)	(6.35)	—	—	—	$29.28	(17.82)%		2.46%	2.46%	(1.08)%	$4,972	—
Year Ended December 31, 2003	$22.67	(0.43)	13.39	12.96	—	—	—	$35.63	57.17%		2.69%	2.68%	(1.67)%	$5,584	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	199

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Real Estate UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$42.72	(0.18)		(7.92)	(8.10)	(1.17)	—	(1.17)	$33.45	(19.58)%		1.78%	1.78%	(0.44)%	$18,740	776%
Year Ended July 31, 2007	$46.71	1.08		(4.07)	(2.99)	(1.00)	—	(1.00)	$42.72	(6.82)%		1.55%	1.55%	1.95%	$27,340	382%
January 1, 2006 through July 31, 2006	$38.28	1.17		7.26	8.43	—	—	—	$46.71	21.99	%(d)	1.70%	1.58%	4.54%	$80,827	678	%(d)
Year Ended December 31, 2005	$36.39	0.23		2.61	2.84	(0.95)	—	(0.95)	$38.28	7.82%		1.73%	1.73%	0.62%	$8,797	1,411%
Year Ended December 31, 2004	$25.79	0.66		10.38	11.04	(0.28)	(0.16)	(0.44)	$36.39	42.95%		1.55%	1.55%	2.23%	$47,120	1,303%
Year Ended December 31, 2003	$18.42	0.62		8.15	8.77	(1.40)	—	(1.40)	$25.79	49.87%		1.84%	1.84%	2.82%	$15,800	2,478%
Service Class
Year Ended July 31, 2008	$43.33	(0.57)		(8.05)	(8.62)	(0.96)	—	(0.96)	$33.75	(20.41)%		2.78%	2.78%	(1.44)%	$1,834	776%
Year Ended July 31, 2007	$47.41	0.52		(4.11)	(3.59)	(0.49)	—	(0.49)	$43.33	(7.81)%		2.55%	2.55%	0.95%	$1,452	382%
January 1, 2006 through July 31, 2006	$39.06	0.91		7.44	8.35	—	—	—	$47.41	21.38	%(d)	2.70%	2.58%	3.54%	$7,652	678	%(d)
Year Ended December 31, 2005	$37.28	(0.15)		2.69	2.54	(0.76)	—	(0.76)	$39.06	6.76%		2.73%	2.73%	(0.38)%	$2,029	1,411%
Year Ended December 31, 2004	$26.64	0.36		10.68	11.04	(0.24)	(0.16)	(0.40)	$37.28	41.60%		2.55%	2.55%	1.23%	$6,532	1,303%
Year Ended December 31, 2003	$19.09	0.40		8.35	8.75	(1.20)	—	(1.20)	$26.64	47.80%		2.84%	2.84%	1.82%	$8,557	2,478%
Semiconductor UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$20.38	0.06		(6.98)	(6.92)	(0.11)	—	(0.11)	$13.35	(34.11)%		1.77%	1.55%	0.33%	$9,022	597%
Year Ended July 31, 2007	$15.63	0.07		4.71	4.78	(0.03)	—	(0.03)	$20.38	30.63%		1.64%	1.57%	0.35%	$24,220	654%
January 1, 2006 through July 31, 2006	$20.80	0.03		(5.20)	(5.17)	—	—	—	$15.63	(24.86	)%(d)	1.58%	1.58%	0.23%	$12,967	504	%(d)
Year Ended December 31, 2005	$18.71	(0.06)		2.15	2.09	—	—	—	$20.80	11.17%		1.58%	1.58%	(0.30)%	$30,313	681%
Year Ended December 31, 2004	$28.70	(0.23)		(9.76)	(9.99)	—	—	—	$18.71	(34.81)%		1.65%	1.65%	(1.06)%	$32,555	468%
Year Ended December 31, 2003	$11.64	(0.31)		17.37	17.06	—	—	—	$28.70	146.56%		1.76%	1.76%	(1.38)%	$43,859	1,116%
Service Class
Year Ended July 31, 2008	$18.99	(0.11	)(e)	(6.49)	(6.60)	—	—	—	$12.39	(34.76)%		2.77%	2.55%	(0.67)%	$404	597%
Year Ended July 31, 2007	$14.68	(0.11	)(e)	4.42	4.31	—	—	—	$18.99	29.36%		2.64%	2.57%	(0.65)%	$639	654%
January 1, 2006 through July 31, 2006	$19.66	(0.08)		(4.90)	(4.98)	—	—	—	$14.68	(25.37	)%(d)	2.58%	2.58%	(0.77)%	$1,526	504	%(d)
Year Ended December 31, 2005	$17.86	(0.25)		2.05	1.80	—	—	—	$19.66	10.13%		2.58%	2.58%	(1.30)%	$2,191	681%
Year Ended December 31, 2004	$27.65	(0.43)		(9.36)	(9.79)	—	—	—	$17.86	(35.41)%		2.65%	2.65%	(2.06)%	$3,705	468%
Year Ended December 31, 2003	$11.33	(0.52)		16.84	16.32	—	—	—	$27.65	144.04%		2.76%	2.76%	(2.38)%	$4,975	1,116%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

200	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Technology UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$31.76	—	(d)	(5.42)	(5.42)	(0.07)	—	(0.07)	$26.27	(17.13)%		1.82%	1.55%	— (e)	$7,538	383%
Year Ended July 31, 2007	$22.79	0.05		8.92	8.97	—	—	—	$31.76	39.36%		1.70%	1.56%	0.17%	$19,337	493%
January 1, 2006 through July 31, 2006	$26.58	—	(d)	(3.79)	(3.79)	—	—	—	$22.79	(14.26	)%(f)	1.66%	1.58%	— (e)	$6,105	170	%(f)
Year Ended December 31, 2005	$26.62	(0.12)		0.15	0.03	(0.07)	—	(0.07)	$26.58	0.12%		1.76%	1.68%	(0.45)%	$17,955	634%
Year Ended December 31, 2004	$27.36	0.18		(0.81)	(0.63)	(0.11)	—	(0.11)	$26.62	(2.31)%		1.95%	1.95%	0.73%	$10,781	743%
Year Ended December 31, 2003	$15.97	(0.29)		11.68	11.39	—	—	—	$27.36	71.32%		2.19%	1.95%	(1.35)%	$6,649	1,689%
Service Class
Year Ended July 31, 2008	$30.15	(0.29)		(5.13)	(5.42)	—	—	—	$24.73	(17.98)%		2.82%	2.55%	(1.00)%	$570	383%
Year Ended July 31, 2007	$21.85	(0.23	)(g)	8.53	8.30	—	—	—	$30.15	37.99%		2.70%	2.56%	(0.83)%	$1,177	493%
January 1, 2006 through July 31, 2006	$25.64	(0.15)		(3.64)	(3.79)	—	—	—	$21.85	(14.78	)%(f)	2.66%	2.58%	(1.00)%	$523	170	%(f)
Year Ended December 31, 2005	$25.88	(0.36)		0.12	(0.24)	—	—	—	$25.64	(0.93)%		2.76%	2.68%	(1.45)%	$514	634%
Year Ended December 31, 2004	$26.85	(0.06)		(0.80)	(0.86)	(0.11)	—	(0.11)	$25.88	(3.21)%		2.91%	2.91%	(0.23)%	$3,449	743%
Year Ended December 31, 2003	$15.80	(0.51)		11.56	11.05	—	—	—	$26.85	69.94%		3.19%	2.95%	(2.35)%	$727	1,689%
Telecommunications UltraSector ProFund
Investor Class
Year Ended July 31, 2008	$31.42	0.37		(10.01)	(9.64)	(0.98)	(6.04)	(7.02)	$14.76	(38.06)%		1.84%	1.78%	1.40%	$4,091	237%
Year Ended July 31, 2007	$22.50	0.64		8.49	9.13	(0.21)	—	(0.21)	$31.42	40.71%		1.50%	1.50%	2.28%	$53,726	402%
January 1, 2006 through July 31, 2006	$17.97	0.38		4.15	4.53	—	—	—	$22.50	25.14	%(f)	1.63%	1.58%	3.08%	$8,695	593	%(f)
Year Ended December 31, 2005	$20.84	0.38		(2.66)	(2.28)	(0.59)	—	(0.59)	$17.97	(10.93)%		2.68%	1.68%	1.99%	$2,131	1,212%
Year Ended December 31, 2004	$17.04	0.22		3.71	3.93	(0.13)	—	(0.13)	$20.84	23.06%		1.92%	1.92%	1.15%	$7,727	1,252%
Year Ended December 31, 2003	$17.13	0.45		(0.39)	0.06	(0.15)	—	(0.15)	$17.04	0.39%		3.22%	1.95%	2.78%	$4,752	3,034%
Service Class
Year Ended July 31, 2008	$29.72	0.14		(9.57)	(9.43)	(0.15)	(6.04)	(6.19)	$14.10	(38.62)%		2.84%	2.78%	0.40%	$286	237%
Year Ended July 31, 2007	$21.43	0.39		8.01	8.40	(0.11)	—	(0.11)	$29.72	39.26%		2.50%	2.50%	1.28%	$1,716	402%
January 1, 2006 through July 31, 2006	$17.21	0.26		3.96	4.22	—	—	—	$21.43	24.52	%(f)	2.63%	2.58%	2.08%	$1,945	593	%(f)
Year Ended December 31, 2005	$20.07	0.20		(2.59)	(2.39)	(0.47)	—	(0.47)	$17.21	(11.94)%		3.68%	2.68%	0.99%	$287	1,212%
Year Ended December 31, 2004	$16.58	0.04		3.58	3.62	(0.13)	—	(0.13)	$20.07	21.83%		2.92%	2.92%	0.15%	$2,009	1,252%
Year Ended December 31, 2003	$16.75	0.30		(0.36)	(0.06)	(0.11)	—	(0.11)	$16.58	(0.33)%		4.22%	2.95%	1.78%	$1,469	3,034%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Amount is less than 0.005%.
(f)	Not annualized for periods less than one year.
(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	201

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Utilities UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$24.96	0.37	(0.85)	(0.48)	(0.07)	—	(0.07)	$24.41	(1.97)%		1.62%	1.62%	1.37%	$29,165	595%
Year Ended July 31, 2007	$22.21	0.55	3.20	3.75	(0.30)	(0.70)	(1.00)	$24.96	17.04%		1.49%	1.49%	2.19%	$40,717	293%
January 1, 2006 through July 31, 2006	$19.86	0.21	2.14	2.35	—	—	—	$22.21	11.83	%(d)	1.61%	1.61%	1.74%	$81,230	261	%(d)
Year Ended December 31, 2005	$16.85	0.35	2.66	3.01	—	—	—	$19.86	17.86%		1.48%	1.48%	1.81%	$31,795	615%
Year Ended December 31, 2004	$12.87	0.19	3.91	4.10	(0.12)	—	(0.12)	$16.85	31.85%		1.89%	1.89%	1.30%	$14,316	1,001%
Year Ended December 31, 2003	$9.97	0.12	2.84	2.96	(0.06)	—	(0.06)	$12.87	29.69%		2.17%	1.95%	1.09%	$12,526	2,402%
Service Class
Year Ended July 31, 2008	$23.78	0.12	(0.82)	(0.70)	—	—	—	$23.08	(2.94)%		2.62%	2.62%	0.37%	$3,054	595%
Year Ended July 31, 2007	$21.18	0.31	3.03	3.34	(0.04)	(0.70)	(0.74)	$23.78	15.85%		2.49%	2.49%	1.19%	$4,622	293%
January 1, 2006 through July 31, 2006	$19.05	0.09	2.04	2.13	—	—	—	$21.18	11.12	%(d)	2.61%	2.61%	0.74%	$12,292	261	%(d)
Year Ended December 31, 2005	$16.34	0.16	2.55	2.71	—	—	—	$19.05	16.65%		2.48%	2.48%	0.81%	$8,894	615%
Year Ended December 31, 2004	$12.62	0.05	3.79	3.84	(0.12)	—	(0.12)	$16.34	30.42%		2.89%	2.89%	0.30%	$5,754	1,001%
Year Ended December 31, 2003	$9.83	0.01	2.78	2.79	—	—	—	$12.62	28.38%		3.17%	2.95%	0.09%	$2,353	2,402%
Short Oil & Gas ProFund
Investor Class
Year Ended July 31, 2008	$19.30	0.32	(2.25)	(1.93)	(0.33)	—	(0.33)	$17.04	(9.94)%		1.62%	1.57%	1.85%	$28,676	—
Year Ended July 31, 2007	$24.38	0.83	(4.39)	(3.56)	(1.52)	—	(1.52)	$19.30	(15.42)%		1.81%	1.74%	3.59%	$14,947	—
January 1, 2006 through July 31, 2006	$28.70	0.55	(4.87)	(4.32)	—	—	—	$24.38	(15.05	)%(d)	1.38%	1.38%	3.57%	$26,214	—
September 12, 2005 through December 31, 2005(e)	$30.00	0.19	0.63	0.82	(0.35)	(1.77)	(2.12)	$28.70	2.71	%(d)	1.92%	1.92%	2.00%	$6,458	—
Service Class
Year Ended July 31, 2008	$19.32	0.15	(2.24)	(2.09)	(0.04)	—	(0.04)	$17.19	(10.79)%		2.62%	2.57%	0.85%	$2,602	—
Year Ended July 31, 2007	$24.25	0.60	(4.38)	(3.78)	(1.15)	—	(1.15)	$19.32	(16.25)%		2.81%	2.74%	2.59%	$606	—
January 1, 2006 through July 31, 2006	$28.71	0.39	(4.85)	(4.46)	—	—	—	$24.25	(15.53	)%(d)	2.38%	2.38%	2.57%	$5,632	—
September 12, 2005 through December 31, 2005(e)	$30.00	0.10	0.62	0.72	(0.24)	(1.77)	(2.01)	$28.71	2.39	%(d)	2.92%	2.92%	1.00%	$1,380	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations

See accompanying notes to the financial statements.

202	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Short Precious Metals ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$25.93	0.39	(6.05)	(5.66)	(1.72)	(1.72)	$18.55	(22.30)%		1.55%	1.55%	2.00%	$31,869	—
Year Ended July 31, 2007	$28.10	1.13	(2.93)	(1.80)	(0.37)	(0.37)	$25.93	(6.47)%		1.41%	1.41%	3.95%	$9,546	—
January 9, 2006 through July 31, 2006(d)	$30.00	0.52	(2.42)	(1.90)	—	—	$28.10	(6.33	)%(e)	1.81%	1.81%	3.23%	$25,326	—
Service Class
Year Ended July 31, 2008	$25.85	0.18	(6.16)	(5.98)	—	—	$19.87	(23.13)%		2.55%	2.55%	1.00%	$582	—
Year Ended July 31, 2007	$27.93	0.84	(2.92)	(2.08)	—	—	$25.85	(7.45)%		2.41%	2.41%	2.95%	$630	—
January 9, 2006 through July 31, 2006(d)	$30.00	0.36	(2.43)	(2.07)	—	—	$27.93	(6.90	)%(e)	2.81%	2.81%	2.23%	$4,607	—
Short Real Estate ProFund
Investor Class
Year Ended July 31, 2008	$26.92	0.55	(0.57)	(0.02)	(0.92)	(0.92)	$25.98	(0.17)%		1.53%	1.53%	2.08%	$78,191	—
Year Ended July 31, 2007	$26.37	0.89	0.56	1.45	(0.90)	(0.90)	$26.92	6.16%		1.49%	1.49%	3.78%	$126,197	—
January 1, 2006 through July 31, 2006	$30.02	0.56	(4.21)	(3.65)	—	—	$26.37	(12.16	)%(e)	1.39%	1.39%	3.48%	$98,834	—
September 12, 2005 through December 31, 2005(d)	$30.00	0.23	(0.06)	0.17	(0.15)	(0.15)	$30.02	0.55	%(e)	1.63%	1.63%	2.37%	$56,929	—
Service Class
Year Ended July 31, 2008	$26.80	0.28	(0.56)	(0.28)	(0.68)	(0.68)	$25.84	(1.14)%		2.53%	2.53%	1.08%	$6,447	—
Year Ended July 31, 2007	$26.23	0.66	0.56	1.22	(0.65)	(0.65)	$26.80	5.12%		2.49%	2.49%	2.78%	$18,037	—
January 1, 2006 through July 31, 2006	$30.03	0.40	(4.20)	(3.80)	—	—	$26.23	(12.65	)%(e)	2.39%	2.39%	2.48%	$7,493	—
September 12, 2005 through December 31, 2005(d)	$30.00	0.13	(0.05)	0.08	(0.05)	(0.05)	$30.03	0.26	%(e)	2.63%	2.63%	1.37%	$5,102	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights >	203

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
U.S. Government Plus ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$30.22	0.87	2.06	2.93	(0.83)	(0.54)	—	(1.37)	$31.78	9.74%		1.25%	1.25%	2.76%	$16,362	1,104%
Year Ended July 31, 2007	$29.45	1.14	0.76	1.90	(1.13)	—	—	(1.13)	$30.22	6.47%		1.22%	1.22%	3.72%	$60,988	1,124%
January 1, 2006 through July 31, 2006	$33.56	0.65	(4.12)	(3.47)	(0.64)	—	—	(0.64)	$29.45	(10.35	)%(d)	1.21%	1.19%	3.69%	$60,862	924	%(d)
Year Ended December 31, 2005	$31.63	0.93	1.94	2.87	(0.94)	—	—	(0.94)	$33.56	9.12%		1.23%	1.23%	2.79%	$60,810	3,724%
Year Ended December 31, 2004	$31.33	0.86	1.82	2.68	(0.92)	(1.46)	—	(2.38)	$31.63	8.78%		1.20%	1.20%	2.72%	$24,088	4,947%
Year Ended December 31, 2003	$33.73	0.21	(1.24)	(1.03)	(0.18)	—	(1.19)	(1.37)	$31.33	(3.13)%		1.57%	1.57%	0.63%	$6,610	3,932%
Service Class
Year Ended July 31, 2008	$30.09	0.55	2.04	2.59	(0.51)	(0.54)	—	(1.05)	$31.63	8.63%		2.25%	2.25%	1.76%	$5,439	1,104%
Year Ended July 31, 2007	$29.34	0.83	0.74	1.57	(0.82)	—	—	(0.82)	$30.09	5.36%		2.22%	2.22%	2.72%	$15,522	1,124%
January 1, 2006 through July 31, 2006	$33.42	0.47	(4.09)	(3.62)	(0.46)	—	—	(0.46)	$29.34	(10.85	)%(d)	2.21%	2.19%	2.69%	$8,963	924	%(d)
Year Ended December 31, 2005	$31.52	0.60	1.93	2.53	(0.63)	—	—	(0.63)	$33.42	8.06%		2.23%	2.23%	1.79%	$18,580	3,724%
Year Ended December 31, 2004	$31.33	0.54	1.81	2.35	(0.70)	(1.46)	—	(2.16)	$31.52	7.67%		2.20%	2.20%	1.72%	$5,239	4,947%
Year Ended December 31, 2003	$33.76	(0.12)	(1.26)	(1.38)	(0.14)	—	(0.91)	(1.05)	$31.33	(4.17)%		2.57%	2.57%	(0.37)%	$1,430	3,932%
Rising Rates Opportunity 10 ProFund
Investor Class
Year Ended July 31, 2008	$31.64	0.30	(2.52)	(2.22)	(1.93)	—	—	(1.93)	$27.49	(7.24)%		1.72%	1.72%	1.07%	$35,028	—
Year Ended July 31, 2007	$31.58	1.14	(0.85)	0.29	(0.23)	—	—	(0.23)	$31.64	0.93%		1.58%	1.58%	3.66%	$13,194	—
January 1, 2006 through July 31, 2006	$29.73	0.57	1.28	1.85	—	—	—	—	$31.58	6.22	%(d)	1.46%	1.46%	3.18%	$11,975	—
January 10, 2005 through December 31, 2005(e)	$30.00	0.43	(0.38)	0.05	(0.32)	—	—	(0.32)	$29.73	0.16	%(d)	1.74%	1.74%	1.49%	$12,314	—
Service Class
Year Ended July 31, 2008	$31.30	0.01	(2.55)	(2.54)	(0.14)	—	—	(0.14)	$28.62	(8.16)%		2.72%	2.72%	0.07%	$6,006	—
Year Ended July 31, 2007	$31.45	0.83	(0.86)	(0.03)	(0.12)	—	—	(0.12)	$31.30	(0.06)%		2.58%	2.58%	2.66%	$250	—
January 1, 2006 through July 31, 2006	$29.77	0.39	1.29	1.68	—	—	—	—	$31.45	5.64	%(d)	2.46%	2.46%	2.18%	$839	—
January 10, 2005 through December 31, 2005(e)	$30.00	0.14	(0.37)	(0.23)	—	—	—	—	$29.77	(0.77	)%(d)	2.74%	2.74%	0.49%	$1,205	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

204	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Rising Rates Opportunity ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$20.42	0.35	(2.17)		(1.82)	(0.73)	—	(0.73)	$17.87	(9.04)%		1.51%	1.51%	1.87%	$176,917	—
Year Ended July 31, 2007	$21.92	0.78	(0.92)		(0.14)	(1.36)	—	(1.36)	$20.42	(0.40)%		1.46%	1.46%	3.79%	$147,556	—
January 1, 2006 through July 31, 2006	$19.12	0.40	2.40		2.80	—	—	—	$21.92	14.64	%(d)	1.43%	1.43%	3.26%	$353,592	—
Year Ended December 31, 2005	$21.09	0.32	(1.91)		(1.59)	(0.38)	—	(0.38)	$19.12	(7.53)%		1.43%	1.43%	1.64%	$369,835	—
Year Ended December 31, 2004	$23.65	(0.02)	(2.54)		(2.56)	—	—	—	$21.09	(10.82)%		1.42%	1.42%	(0.09)%	$623,000	—
Year Ended December 31, 2003	$24.56	(0.15)	(0.76)		(0.91)	—	—	—	$23.65	(3.71)%		1.57%	1.57%	(0.61)%	$240,555	—
Service Class
Year Ended July 31, 2008	$19.90	0.17	(2.13)		(1.96)	(0.38)	—	(0.38)	$17.56	(9.93)%		2.51%	2.51%	0.87%	$9,456	—
Year Ended July 31, 2007	$21.37	0.58	(0.92)		(0.34)	(1.13)	—	(1.13)	$19.90	(1.43)%		2.46%	2.46%	2.79%	$12,920	—
January 1, 2006 through July 31, 2006	$18.75	0.28	2.34		2.62	—	—	—	$21.37	13.97	%(d)	2.43%	2.43%	2.26%	$38,900	—
Year Ended December 31, 2005	$20.63	0.13	(1.87)		(1.74)	(0.14)	—	(0.14)	$18.75	(8.44)%		2.43%	2.43%	0.64%	$34,335	—
Year Ended December 31, 2004	$23.37	(0.24)	(2.50)		(2.74)	—	—	—	$20.63	(11.72)%		2.42%	2.42%	(1.09)%	$59,352	—
Year Ended December 31, 2003	$24.50	(0.39)	(0.74)		(1.13)	—	—	—	$23.37	(4.61)%		2.57%	2.57%	(1.61)%	$20,423	—
Rising U.S. Dollar ProFund
Investor Class
Year Ended July 31, 2008	$30.25	0.50	(2.96)		(2.46)	(0.85)	—	(0.85)	$26.94	(8.28)%		1.71%	1.51%	1.78%	$20,034	—
Year Ended July 31, 2007	$31.47	1.17	(1.24	)(f)	(0.07)	(1.15)	—	(1.15)	$30.25	(0.26)%		1.76%	1.48%	3.74%	$10,757	—
January 1, 2006 through July 31, 2006	$32.74	0.57	(1.84)		(1.27)	—	—	—	$31.47	(3.85	)%(d)	1.68%	1.68%	3.07%	$25,034	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.57	2.62		3.19	(0.25)	(0.20)	(0.45)	$32.74	10.60	%(d)	1.44%	1.37%	2.05%	$59,147	—
Service Class
Year Ended July 31, 2008	$30.05	0.22	(2.96)		(2.74)	(0.55)	—	(0.55)	$26.76	(9.21)%		2.71%	2.51%	0.78%	$7,690	—
Year Ended July 31, 2007	$31.28	0.86	(1.22	)(f)	(0.36)	(0.87)	—	(0.87)	$30.05	(1.18)%		2.76%	2.48%	2.74%	$2,146	—
January 1, 2006 through July 31, 2006	$32.71	0.38	(1.81)		(1.43)	—	—	—	$31.28	(4.37	)%(d)	2.68%	2.68%	2.07%	$2,572	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.30	2.61		2.91	—	(0.20)	(0.20)	$32.71	9.69	%(d)	2.44%	2.37%	1.05%	$443	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights >	205

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Falling U.S. Dollar ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2008	$30.31	0.69	2.85	3.54	(0.43)	(2.06)	(2.49)	$31.36	12.23%		1.49%	1.49%	2.20%	$33,443	—
Year Ended July 31, 2007	$29.18	1.12	1.00	2.12	(0.99)	—	(0.99)	$30.31	7.41%		1.43%	1.43%	3.80%	$100,038	—
January 1, 2006 through July 31, 2006	$27.21	0.55	1.42	1.97	—	—	—	$29.18	7.24	%(d)	1.50%	1.50%	3.29%	$84,232	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.39	(2.83)	(2.44)	(0.35)	—	(0.35)	$27.21	(8.14	)%(d)	2.13%	1.88%	1.59%	$16,645	—
Service Class
Year Ended July 31, 2008	$30.09	0.38	2.83	3.21	(0.09)	(2.06)	(2.15)	$31.15	11.07%		2.49%	2.49%	1.20%	$1,782	—
Year Ended July 31, 2007	$28.94	0.83	0.98	1.81	(0.66)	—	(0.66)	$30.09	6.35%		2.43%	2.43%	2.80%	$4,156	—
January 1, 2006 through July 31, 2006	$27.15	0.38	1.41	1.79	—	—	—	$28.94	6.59	%(d)	2.50%	2.50%	2.29%	$3,487	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.16	(2.83)	(2.67)	(0.18)	—	(0.18)	$27.15	(8.90	)%(d)	3.13%	2.88%	0.59%	$3,607	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations

See accompanying notes to the financial statements.

206	< Financial Highlights

This Page Intentionally Left Blank

207

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds in their current Statement of Additional Information, dated December 1, 2008, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports by writing us at the address set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                   (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices

Bethesda, MD

Investment Company Act File No. 811-08239

PRO1208

Classic ProFunds

Mid-Cap

Small-Cap

Ultra ProFunds

UltraMid-Cap

UltraSmall-Cap

Non-Equity ProFunds

U.S. Government Plus

Rising Rates Opportunity 10

Rising Rates Opportunity

Prospectus Class A Shares	December 1, 2008

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Page Intentionally Left Blank

2

4	ProFunds Overview

5	ProFunds Investment Objectives, Principal Investment Strategies and Risks

13	Classic ProFunds
14	Mid-Cap
16	Small-Cap

19	Ultra ProFunds
20	UltraMid-Cap
22	UltraSmall-Cap

25	Non-Equity ProFunds
26	U.S. Government Plus
28	Rising Rates Opportunity 10
30	Rising Rates Opportunity

33	General ProFunds Information

39	Shareholder Services Guide

47	ProFunds Management

51	Financial Highlights

The ProFunds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.

Classic ProFunds

Classic ProFunds seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Mid-Cap	S&P MidCap 400™ Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization

Ultra ProFunds

Ultra ProFunds seek to provide daily investment results, before fees and expenses, that double (200%) the daily performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)	Diverse, widely traded, mid-capitalization
UltraSmall-Cap	Russell 2000 Index	Double (200%)	Diverse, small capitalization

Non-Equity ProFunds

Non-Equity ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance or the inverse (opposite) daily price performance, or match (100%) the daily price performance, or the inverse (opposite) daily price performance, of the most recently issued 10-year U.S. Treasury Note or 30-year U.S. Treasury Bond.

ProFund	Security	Daily Benchmark	Description of Security or Index
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%	U.S. Treasury securities
Rising Rates Opportunity 10	Most recently issued 10-year U.S. Treasury Note	100% of the Inverse	U.S. Treasury securities
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities

An investment in a ProFund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds are not guaranteed to achieve their investment objectives, and an investment in a ProFund could lose money. No single ProFund is a complete investment program. The ProFunds do not limit the frequency or amount of exchanges.

4	< ProFunds Overview

ProFunds Investment Objectives, Principal Investment Strategies and Risks

“In seeking to achieve each ProFund’s investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of its benchmark.”

ProFunds Investment Objectives, Principal Investment Strategies and Risks>	5

ProFunds Investment Objectives, Principal Investment Strategies and Risks

Discussion of Investment Objectives and Principal Investment Strategies

Each ProFund (“ProFund(s)” or “Fund(s)”) is a series of the ProFunds trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark, such as the daily price performance, the inverse (opposite) of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse (opposite) of the daily price performance, of an index or security. Each ProFund may substitute a different index or security for the index or security underlying its benchmark. Each ProFund does not seek to provide correlation with its benchmark over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders.

In seeking to achieve each ProFund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”):

>	uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund should hold to simulate the performance of its benchmark;
>	takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of the ProFund’s benchmark;
>

may choose not to have investment exposure to all securities or components in the index underlying the ProFund’s benchmark, or the ProFund’s weighting of investment in such securities or industries may be different from that of the index;

>

may utilize a variety of securities and financial instruments in pursuing the ProFund’s investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions;

>

seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund’s benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

>

may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund’s benchmark or may weight certain stocks or industries differently than does the underlying index if ProFund Advisors believes it is appropriate in view of the ProFund’s investment objective.

ProFund Advisors does not invest the assets of the ProFunds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movements or trends in managing the assets of the ProFunds.

Under normal circumstances, the following ProFunds in this Prospectus seek their investment objectives by committing at least 80% of their net assets, including borrowings for investment purposes, if any, to investments that, in combination, have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks: MidCap ProFund, Small-Cap ProFund, UltraMid-Cap ProFund, UltraSmall-Cap ProFund and U.S. Government Plus ProFund. The ProFunds subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

Principal Risks

Like all investments, investing in the ProFunds entails risks. Many factors affect the value of an investment in the ProFunds. The factors most likely to have a significant impact on each ProFund’s portfolio are called “principal risks.” The principal risks for each ProFund are identified in each ProFund’s description and are described below. Some risks apply to all ProFunds, while others are specific to the investment strategies of certain Funds. A ProFund may be subject to risks in addition to those principal risks identified and described below. The Statement of Additional Information (the “SAI”) contains more information about the ProFunds, their investment strategies and related risks.

Active Investor Risk (All ProFunds) ProFund Advisors expects a significant portion of the assets invested in the ProFunds to come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions which could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds may have a negative impact on a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds) The ProFunds use investment techniques and financial instruments that may be considered aggressive, such as futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments. The ProFunds’ investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of aggressive investment techniques may expose the ProFunds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund’s benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, counterparty or documentation risk on the amount each ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and the possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired. These and other risks associated with such techniques, such as liquidity risk, interest rate risk, credit risk and counterparty risk, are described elsewhere in this section.

6	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

Correlation Risk (All ProFunds) A number of factors may affect a ProFund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund from achieving its investment objective. A number of factors may adversely affect a ProFund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A ProFund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund may be subject to large movements of assets into and out of the ProFund, potentially resulting in the ProFund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each ProFund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple (or a multiple of the inverse) of the performance of an index on a given day. Such Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these ProFunds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective, before accounting for fees and Fund expenses.

The following three graphs illustrate this point. Each of the three graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective of twice (200%) the daily index returns. The graphs demonstrate that, for periods greater than one day, a leveraged ProFund is likely to underperform or over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective.

To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be lower than that shown below. Each of the graphs also assumes a volatility rate of 15%, which is an approximate average of the five-year historical volatility of the S&P 500® Index, S&P MidCap 400™ Index, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial Average™. An index’s volatility is a statistical measure of the magnitude of fluctuations in the returns of the index. Note that more recently, these indexes have been subject to increased levels of volatility exceeding historical rates, which would heighten the effects of the correlation risk illustrated in the following graphs. Some Funds are benchmarked to different indexes that have different historical volatility rates.

Please see the Statement of Additional Information for a further discussion of how the both index volatility and index performance can impact Fund performance.

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	7

ProFunds Investment Objectives, Principal Investment Strategies and Risks

Counterparty Risk (All ProFunds) A ProFund will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A ProFund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. ProFunds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality. There is no assurance that, because a counterparty has an investment grade credit rating or a credit rating deemed to be of comparable quality, the counterparty will not default on its credit obligations.

Credit Risk (All ProFunds) An issuer or guarantor of a security or a debt instrument or a counterparty to a financial instrument may be unwilling or unable to make interest payments and/or repay principal. Changes in an issuer’s financial strength or an issuer’s or instrument’s credit rating may affect an instrument’s value and, thus, have an impact on Fund performance. As described under Counterparty Risk above, each Fund will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments and repurchase agreements. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in the Fund may decline.

Debt Instrument Risk (Non-Equity ProFunds) Each ProFund may invest in debt instruments, and the Non-Equity ProFunds primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a fund positively correlated to bond prices such as U.S. Government Plus ProFund.

Early Close/Trading Halt Risk (All ProFunds) An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. As a result, a ProFund may be unable to buy or sell certain securities or financial instruments at certain times when it might otherwise do so. In such circumstances, a ProFund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity Risk (Classic and Ultra ProFunds) The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund to decrease. The Inverse ProFunds respond differently to these risks than Funds that are positively correlated to the equity markets.

Interest Rate Risk (Non-Equity ProFunds) Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds) Shareholders should lose money when the index underlying a Fund’s benchmark rises—a result that is the opposite from results of investing in traditional equity or bond funds.

Liquidity Risk (All ProFunds) In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, a ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund may also be illiquid. Such a situation may prevent a ProFund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the Fund’s underlying benchmark index or security. In addition, a ProFund may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk (All ProFunds) The ProFunds are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market. Investors in the ProFunds, other than the Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, should normally lose value on days when the index or security underlying such a Fund’s benchmark declines (adverse market conditions for these ProFunds). Investors in the Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund should lose value on days when the index or security underlying such a Fund’s benchmark increases (adverse market conditions for these ProFunds). The ProFunds seek to remain fully invested regardless of market conditions.

Non-Diversification Risk (All ProFunds) Each ProFund is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of a ProFund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds) A Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Short Sale Risk (Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds) Selling short is a technique that may be employed by a ProFund to achieve investment exposure consistent

8	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

with its investment objective. Short selling involves borrowing a security and then selling it. If a ProFund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund will incur a negative return (loss) on the transaction. The ProFunds’ use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower a ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options, and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique. See Aggressive Investment Technique Risk.

Small- and Mid-Cap Company Investment Risk (Small-Cap, Mid-Cap, UltraSmall-Cap and UltraMid-Cap ProFunds) The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources and may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of large companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments, and strategies that may be utilized by a ProFund.

>

Asset-Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on asset-backed securities generally consist of interest and/or principal.

>

Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities that are used by U.S. and foreign banks, financial institutions, corporations, or other entities to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).
•

ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

•

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

•

A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

>

Equity Securities are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

>

Financial Instruments include investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indexes and cash investments in debt or money market instruments covering such positions. The ProFunds may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

>

Forwards or forward contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

>

Futures or futures contracts are contracts to pay a fixed price for an agreed-upon number of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date. The price of a futures contract theoretically reflects the cost of financing and the dividend or interest yield of the underlying securities.

>	Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	9

ProFunds Investment Objectives, Principal Investment Strategies and Risks

funds, to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940 or any exemptive order issued by the Securities and Exchange Commission. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

>

Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Selling Short and Short Sale Risk. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.

>

Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

>

Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

>

Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

>

Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

>

Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>

Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund’s investment objective, a ProFund may hold a representative sample of the components in the index underlying the ProFund’s benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation (or inverse correlation) with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

>

Short Sales are transactions in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

The Funds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

>

Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

10	< ProFunds Investment Objectives, Principal Investment Strategies and Risks

>	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
>

U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Index Information

Descriptions of the indexes currently underlying the ProFunds benchmarks are set forth below.

The S&P MidCap 400 Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2008, the S&P MidCap 400TM Index included companies with capitalizations between $190.0 million and $8.4 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion.

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX, or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2008, the Russell 2000® Index included companies with capitalizations between $28.4 million and $8.8 billion. The average capitalization of the companies comprising the Index was approximately $637.1 million.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “S&P MidCap 400” and “Standard & Poor’s MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor’s or Citigroup Global Markets, Inc. and Standard & Poor’s and Citigroup Global Markets, Inc. do not make any representations regarding the advisability of investing in ProFunds.

Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities.

ProFunds Investment Objectives, Principal Investment Strategies and Risks >	11

This Page Intentionally Left Blank

12

Classic ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

>	want to achieve investment results that correspond to the daily performance of a particular index.

Classic ProFunds

ProFund	Security	Daily Benchmark
Mid-Cap	S&P MidCap 400TM Index	Match (100%)
Small-Cap	Russell 2000® Index	Match (100%)

Classic ProFunds >	13

Mid-Cap ProFund

Investment Objective

Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

Principal Investment Strategy

Mid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mid-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Mid-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mid-Cap ProFund by showing the variability of Mid-Cap ProFund returns from year to year and by comparing average annual total returns for the Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before- and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

During the period covered in the bar chart, the highest return on Service Class Shares of Mid-Cap ProFund for one quarter was 16.93% (quarter ended June 30, 2003) and the lowest return was -18.27% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Service Class Shares was -16.29%.

14	< Mid-Cap ProFund

Class A	Fund #	Ticker
	416	MDPQX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				09/04/01
- Before Taxes	4.83%	12.89%	6.69%
- After Taxes on Distributions	4.54%	12.79%	6.59%
- After Taxes on Distributions and Sale of Shares	3.53%	11.30%	5.80%
S&P MidCap 400 Index (1)	7.97%	16.19%	10.46%
(1)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of the original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Class A (MDPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (4)	1.15%

Total Annual Fund Operating Expenses	2.15%
Fee Waivers/Reimbursements (5)	-0.22%

Total Net Annual Fund Operating Expenses	1.93%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 36.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 36.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
(5)	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.93% for Class A Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$662	$1,096	$1,555	$2,823

Mid-Cap ProFund >	15

Small-Cap ProFund

Investment Objective

Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Principal Investment Strategy

Small-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Small-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in Small-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Small-Cap ProFund by showing the variability of Small-Cap ProFund returns from year to year and by comparing average annual total returns for the Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

During the period covered in the bar chart, the highest return on Service Class Shares of Small-Cap ProFund for one quarter was 21.37% (quarter ended June 30, 2003) and the lowest return was -20.71% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Service Class Shares was -11.35%.

16	< Small-Cap ProFund

Class A	Fund #	Ticker
	413	SLPQX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				09/04/01
- Before Taxes	-3.61%	12.87%	5.89%
- After Taxes on Distributions	-3.90%	12.57%	5.66%
- After Taxes on Distributions and Sale of Shares	-2.16%	11.17%	5.02%
Russell 2000 Index (1)	-1.56%	16.30%	9.54%
(1)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of the original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Class A (SLPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (4)	1.06%

Total Annual Fund Operating Expenses	2.06%
Fee Waivers/Reimbursements (5)	-0.13%

Total Net Annual Fund Operating Expenses	1.93%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 36.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 36.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
(5)	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.93% for Class A Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$662	$1,078	$1,519	$2,741

Small-Cap ProFund >	17

This Page Intentionally Left Blank

18

Ultra ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

>	believe that the value of a particular index will increase, and that by investing with the objective of doubling the index’s daily return they will achieve superior results.
>	are seeking investment results that correspond to an index’s daily return with half the investment required for a conventional index fund.

Ultra ProFunds

ProFund	Security	Daily Benchmark
UltraMid-Cap	S&P MidCap 400TM Index	Double (200%)
UltraSmall-Cap	Russell 2000® Index	Double (200%)

Ultra ProFunds >	19

UltraMid-Cap ProFund

Investment Objective

UltraMid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If UltraMid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraMid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. UltraMid-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraMid-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraMid-Cap ProFund by showing the variability of UltraMid-Cap ProFund returns from year to year and by comparing average annual total returns for the Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

During the period covered in the bar chart, the highest return on Service Class Shares of UltraMid-Cap ProFund for one quarter was 35.42% (quarter ended June 30, 2003) and the lowest return was -34.28% (quarter ended September 30, 2002).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Service Class Shares was -33.51%.

20	< UltraMid-Cap ProFund

Class A	Fund #	Ticker
	411	UMPQX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				02/07/00
- Before Taxes	5.39%	23.80%	6.11%
- After Taxes on Distributions	5.39%	23.80%	6.11%
- After Taxes on Distributions and Sale of Shares	3.50%	21.26%	5.34%
S&P MidCap 400 Index (1)	7.97%	16.19%	9.85%
(1)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraMid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of the original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Class A (UMPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (4)	0.79%

Total Annual Fund Operating Expenses	1.79%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 36.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 36.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraMid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$648	$1,012	$1,399	$2,480

UltraMid-Cap ProFund >	21

UltraSmall-Cap ProFund

Investment Objective

UltraSmall-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If UltraSmall-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, before fees and expenses, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, before fees and expenses, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraSmall-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. UltraSmall-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated, and as permitted by applicable regulatory guidance.

Principal Risks

The principal risks of investing in UltraSmall-Cap ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and small- and mid-cap company investment risk.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraSmall-Cap ProFund by showing the variability of UltraSmall-Cap ProFund returns from year to year and by comparing average annual total returns for the Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Service Class Shares as of December 31 of each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

During the period covered in the bar chart, the highest return on Service Class Shares of UltraSmall-Cap ProFund for one quarter was 47.73% (quarter ended June 30, 2003) and the lowest return was -40.36% (quarter ended September 30, 2001).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Service Class Shares was -26.58%.

22	< UltraSmall-Cap ProFund

Class A	Fund #	Ticker
	410	UAPQX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception(2)	Inception Date
Service Class Shares				02/07/00
- Before Taxes	-13.29%	22.67%	-1.78%
- After Taxes on Distributions	-13.29%	22.67%	-1.78%
- After Taxes on Distributions and Sale of Shares	-8.64%	20.22%	-1.50%
Russell 2000 Index (1)	-1.56%	16.30%	6.10%
(1)	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
(2)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of UltraSmall-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of the original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Class A (UAPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (4)	0.74%

Total Annual Fund Operating Expenses	1.74%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 36.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 36.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraSmall-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$643	$997	$1,374	$2,429

UltraSmall-Cap ProFund >	23

This Page Intentionally Left Blank

24

Non-Equity ProFunds may be appropriate for investors who:

>

are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fees when investors buy, sell or exchange a ProFund, other than a $10 wire fee under certain circumstances.

U.S. Government Plus, Rising Rates Opportunity 10 and Rising Rates Opportunity Non-Equity ProFunds may also be appropriate for investors who:

>	Expect the price of the benchmark Treasury security for the Fund they are investing in to increase or decrease.
>	Want to use one of the Rising Rates Opportunity ProFunds to hedge the value of a diversified bond portfolio of high yield and/or government bonds from a market downturn they anticipate.

Non-Equity ProFunds

ProFund	Security	Daily Benchmark
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%
Rising Rates Opportunity 10	Most recently issued 10-year U.S. Treasury Note	100% of the Inverse
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse

Non-Equity ProFunds >	25

U.S. Government Plus ProFund

Investment Objective

U.S. Government Plus ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of U.S. Government Plus ProFund generally should decrease as interest rates rise.

If U.S. Government Plus ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily increase in the price of the Long Bond on a given day. Conversely, it should lose approximately one and one-quarter as much, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy

U.S. Government Plus ProFund invests in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its net assets, including borrowings for investment purposes, if any, to U.S. Government securities and/or financial instruments that, in combination, have similar economic characteristics. U.S. Government Plus ProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risks

The principal risks of investing in U.S. Government Plus ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, liquidity risk, market risk, non-diversification risk and portfolio turnover risk.

An investment in U.S. Government Plus ProFund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in U.S. Government Plus ProFund by showing the variability of U.S. Government Plus ProFund returns from year to year and by comparing average annual total returns for the Service Class Shares to a broad measure of market performance and to the Long Bond. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Service Class as of December 31 each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

During the period covered in the bar chart, the highest return on Service Class Shares of U.S. Government Plus ProFund for one quarter was 11.50% (quarter ended June 30, 2005) and the lowest return was -8.58% (quarter ended March 31, 2006).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Service Class Shares was 4.41%.

26	< U.S. Government Plus ProFund

Class A	Fund #	Ticker
	462	GVPQX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception(5)	Inception Date
Service Class Shares				05/01/02
- Before Taxes	9.17%	2.83%	5.25%
- After Taxes on Distributions	7.55%	1.49%	3.81%
- After Taxes on Distributions and Sale of Shares	5.90%	1.62%	3.64%
Class A Shares (1)(2)	4.85%	2.62%	5.15%	03/22/07
Lehman Brothers U.S. Treasury: Long-Term Index (3)(4)	10.12%	5.47%	7.27%
30-year U.S. Treasury Bond (“Long Bond”) (4)	9.38%	5.22%	7.34%
(1)	Reflects 4.75% maximum sales charge and no deduction for taxes.
(2)	Class A Shares were not in existence prior to 3/22/07. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charge applicable to the Class A Shares.
(3)	The Lehman Brothers U.S. Treasury: Long Term Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. The index reflects both price return and yield and is calculated assuming reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(4)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(5)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of U.S. Government Plus ProFund.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) on purchases (as a % of original purchase price)	4.75%(1)
Maximum contingent deferred sales charge (as a % of the original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Class A (GVPQX)
Investment Advisory Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (4)	0.75%

Total Annual Fund Operating Expenses	1.50%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 36.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 36.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in U.S. Government Plus ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$620	$927	$1,255	$2,180

U.S. Government Plus ProFund >	27

Rising Rates Opportunity 10 ProFund

Investment Objective

Rising Rates Opportunity 10 ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily movement of the most recently issued 10-year U.S. Treasury Note (“Note”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity 10 ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity 10 ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Note on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, before fees and expenses, as any daily increase in the price of the Note on a given day.

Principal Investment Strategy

Rising Rates Opportunity 10 ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Note.

Principal Risks

The principal risks of investing in Rising Rates Opportunity 10 ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

In addition, Rising Rates Opportunity 10 ProFund is required to take short positions with respect to the Note under which Rising Rates Opportunity 10 ProFund is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, Rising Rates Opportunity 10 ProFund bears the risk that the costs of these positions will exceed other aspects of total return, which would cause Rising Rates Opportunity 10 ProFund to lose value.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Rising Rates Opportunity 10 ProFund by showing the variability of Rising Rates Opportunity 10 ProFund returns from year to year and by comparing average annual total returns for the Service Class Shares to a broad measure of market performance and to the Note. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Service Class Shares as of December 31 each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

During the period covered in the bar chart, the highest return on Service Class Shares of Rising Rates Opportunity 10 ProFund for one quarter was 3.93% (quarter ended March 31, 2006) and the lowest return was -4.29% (quarter ended December 31, 2007).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Service Class Shares was -4.61%.

28	< Rising Rates Opportunity 10 ProFund

Class A	Fund #	Ticker
	508	RTPQX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Since Inception(5)	Inception Date
Service Class Shares			01/10/05
- Before Taxes	-4.14%	-0.26%
- After Taxes on Distributions	-4.29%	-0.37%
- After Taxes on Distributions and Sale of Shares	-2.69%	-0.28%
Class A Shares (1)(2)	-8.12%	-1.19%	03/22/07
Lehman Brothers Composite U.S. Treasury Index (3)(4)	9.20%	4.79%
10-year U.S. Treasury Note (4)	10.00%	4.89%
(1)	Reflects 4.75% maximum sales charge and no deduction for taxes.
(2)	Class A Shares were not in existence prior to 3/22/07. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charge applicable to the Class A Shares.
(3)	The Lehman Brothers Composite U.S. Treasury Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of one year or more and at least $250 million par amount outstanding. The index reflects both price return and yield. It does not reflect a deduction for fees, expenses or taxes.
(4)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(5)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity 10 ProFund.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) on purchases (as a % of original purchase price	4.75%(1)
Maximum contingent deferred sales charge (as a % of the original purchase price)	1.00%(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Class A (RTPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (4)	0.97%

Total Annual Fund Operating Expenses	1.97%
Fee Waivers/Reimbursements (5)	-0.04%

Total Net Annual Fund Operating Expenses	1.93%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 36.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 36.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
(5)	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses, as a percentage of average daily net assets, exceed 1.93% for Class A Shares through November 30, 2009. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at the time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity 10 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$662	$1,060	$1,483	$2,659

Rising Rates Opportunity 10 ProFund >	29

Rising Rates Opportunity ProFund

Investment Objective

Rising Rates Opportunity ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, before fees and expenses, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy

Rising Rates Opportunity ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. Rising Rates Opportunity ProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risks

The principal risks of investing in Rising Rates Opportunity ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, debt instrument risk, early close/trading halt risk, interest rate risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk and short sale risk.

In addition, Rising Rates Opportunity ProFund is required to take short positions with respect to the Long Bond under which Rising Rates Opportunity ProFund is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, Rising Rates Opportunity ProFund bears the risk that the costs of these positions will exceed other aspects of total return, which would cause Rising Rates Opportunity ProFund to lose value.

The Fund may be subject to risks in addition to those identified as principal risks. For more information about the Fund’s investment objective, principal investment strategies and risks, please refer to “ProFunds Investment Objectives, Principal Investment Strategies and Risks.”

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Rising Rates Opportunity ProFund by showing the variability of Rising Rates Opportunity ProFund returns from year to year and by comparing average annual total returns for the Service Class Shares to a broad measure of market performance and to the Long Bond. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Service Class Shares only. After-tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of the Service Class Shares as of December 31 each year*

*	The Fund’s Service Class Shares are not offered hereby, but all of the Fund’s classes are invested in the same portfolio of securities and therefore their returns will differ only to the extent that their fees and expenses differ.

During the period covered in the bar chart, the highest return on Service Class Shares of Rising Rates Opportunity ProFund for one quarter was 10.03% (quarter ended March 31, 2006) and the lowest return was -10.82% (quarter ended June 30, 2005).

For the period January 1, 2008 through September 30, 2008 (as of the end of the most recent quarter), the aggregate pre-tax total return of Service Class Shares was -8.29%.

30	< Rising Rates Opportunity ProFund

Class A	Fund #	Ticker
	465	RRPQX

Fund Performance (continued)

Average Annual Total Returns As of December 31, 2007	One Year	Five Years	Since Inception(5)	Inception Date
Service Class Shares				05/01/02
- Before Taxes	-5.83%	-4.52%	-7.37%
- After Taxes on Distributions	-6.50%	-5.08%	-7.84%
- After Taxes on Distributions and Sale of Shares	-3.78%	-4.09%	-6.33%
Class A Shares (1)(2)	-9.72%	-4.74%	-7.48%	03/22/07
Lehman Brothers U.S. Treasury: Long-Term Index (3)(4)	10.12%	5.47%	7.27%
30-year U.S. Treasury Bond (“Long Bond”) (4)	9.38%	5.22%	7.34%
(1)	Reflects 4.75% maximum sales charge and no deduction for taxes.
(2)	Class A Shares were not in existence prior to 3/22/07. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses and maximum sales charge applicable to the Class A Shares.
(3)	The Lehman Brothers U.S. Treasury: Long Term Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Total Return for the index reflects both price return and yield and is calculated assuming reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes.
(4)	Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments.
(5)	Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity ProFund.

Shareholder Fees (fees paid directly from your investment)	Class A
Maximum sales charge (load) on purchases (as a % of original purchase price	4.75%	(1)
Maximum contingent deferred sales charge (as a % of the original purchase price)	1.00%	(2)
Sales charge (load) on reinvested dividends	None
Redemption fee	None
Wire fee (3)	$10

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Class A (RRPQX)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (4)	0.76%

Total Annual Fund Operating Expenses	1.76%
(1)	Lower front-end sales charges for Class A shares may be available with a purchase of $50,000 or more. See “Sales Charges” on page 36.
(2)	Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 36.
(3)	This charge may be incurred for redemptions via wire under certain circumstances and may be waived at the discretion of the Fund.
(4)	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$645	$1,003	$1,384	$2,450

Rising Rates Opportunity ProFund >	31

This Page Intentionally Left Blank

32

General ProFunds Information

“The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next calculated after your transaction request is received in good order.”

General ProFunds Information >	33

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, and Rising Rates Opportunity 10 ProFund) normally calculates its daily share prices for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving Day. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2008 and 2009, SIFMA has recommended that the bond markets close at 2:00 p.m. Eastern Time: Wednesday, December 24, 2008; Friday, December 26, 2008; Wednesday, December 31, 2008; Friday, January 2, 2009; Friday, January 16, 2009; Friday, February 13, 2009; Thursday, April 9, 2009; Friday, May 22, 2009; Thursday, July 2, 2009; Friday, September 4, 2009; Friday, October 9, 2009; Tuesday, November 10, 2009; Wednesday, November 25, 2009; Friday, November 27, 2009; Thursday, December 24, 2009; and Thursday, December 31, 2009. SIFMA may announce changes to this schedule or other early close dates from time to time. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

Dividends and Distributions

At least annually, each of the ProFunds intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

ProFund Name	Dividends		Capital Gains

	Accrued	Paid	Paid

U.S. Government Plus	Daily	Monthly	Annually

All other ProFunds offered in this Prospectus	Annually	Annually	Annually

34	< General ProFunds Information

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount;

>

Any dividend or distribution check, that has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date will be cancelled and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (which is offered through a separate prospectus); and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that ProFunds’ transfer agent receives a federal funds wire payment for a purchase in good order.

>	U.S. Government Plus ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by the Fund’s transfer agent.
>

Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which the Fund’s transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state, or local tax consequences. Please see the Statement of Additional Information for more information.

>

Each ProFund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, a ProFund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it distributes to shareholders.

>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.
>	For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.
>

Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund.

>

Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by the ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income.

>

For taxable years beginning before January 1, 2011, distributions of investment income designated by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund levels. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

>	Shareholders will generally be subject to tax on ProFunds distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.
>

Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the investor’s purchase of the ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

>

Dividends declared by a ProFund in October, November, or December of one year and paid in January of the next year will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the dividends are received.

>

If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from redeeming or selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.
>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2011.

>	Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally

General ProFunds Information >	35

General ProFunds Information

will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

>

Distributions from investments in securities of foreign issuers, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a ProFund’s yield on those securities would decrease. It is not anticipated that shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

>

A ProFund’s investment in certain debt instruments and a ProFund’s use of derivatives may cause the ProFund to recognize taxable income in excess of the cash generated by such instruments. As a result, a ProFund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

>

A ProFund’s use of derivatives will also affect the amount, timing, and character of the ProFund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a ProFund has made distributions in an amount sufficient to maintain qualification as a regulated investment company and to avoid a fund-level tax.

>

A ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through 2010 to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After 2010, the backup withholding rate will be 31%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the ProFund beginning before January 1, 2010, a ProFund generally will not be required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the ProFund. A ProFund may opt not to make such dividend designations.

>	Special tax considerations may apply to foreign persons investing in a ProFund. Please see the Statement of Additional Information for more information.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of investment in the ProFunds.

Sales Charges

Class A Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission. The sales charge is up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. Except as described below, the offering price includes the front-end sales charge. However, in some cases, as described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested

Less than $50,000	4.75%	4.99%

$50,000 but less than $100,000	4.50%	4.71%

$100,000 but less than $250,000	3.50%	3.63%

$250,000 but less than $500,000	2.50%	2.56%

$500,000 but less than $1,000,000	2.00%	2.04%

Over $1,000,000	0.00%	0.00%*
*	For investments of $1 million or more, Class A Shares are sold at NAV, without any up-front sales charge. However, if you sell your shares within 18 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price and the net amount you have invested. The CDSC is used to reimburse ProFunds Distributors, Inc. (the “Distributor”) for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your intermediary directly.

Additional information regarding sales charges is also available in the SAI.

How to Reduce your Sales Charges

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your holdings of any series of Access One Trust (each an “Access One Fund”), which are offered

36	< General ProFunds Information

through a separate prospectus, or ProFund on which a sales charge was paid to reduce your sales charge. Therefore, references to “you” and “your” in the following paragraphs regarding sales charges refer to you and your immediate family.

Rights of Accumulation

To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine your new purchases of Class A Shares with the shares of any other Class A Shares of the Fund that you already own or Class A Shares of any Access One Fund or ProFund upon which a sales charge was paid. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A Shares of the Access One Funds or ProFunds that you own upon which a sales charge was paid, calculated at their then current public offering price. Additionally, you may combine simultaneous purchases of Class A Shares of one Fund with Class A Shares of any other Access One Fund or ProFund (other than initial purchases of the Money Market ProFund and Access Money Market Fund) to reduce the sales charge rate that applies to purchases of each Fund’s Class A Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. Class A Shares of the Money Market ProFund and Access Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an Access One Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A Shares of an Access One Fund, the reduced initial sales charge of 3.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.

Letters of Intent

You may pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI. Under a LOI, you commit to purchase a specified dollar amount of Class A Shares of Access One Funds or ProFunds during a 13-month period. At your written request, Class A Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the number of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, Class A Shares of the Money Market ProFund and the Access Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below.

Calculating the Initial Sales Charge

>

Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section titled “Sales Charges” on page 36).

>	It is your responsibility to specify at the time of purchase the account numbers that should be considered in determining the appropriate sales charge.
>	The offering price may be further reduced as described above under “Rights of Accumulation” if the transfer agent is advised of all other accounts at the time of the investment.
>	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to sales charge calculations made pursuant to the LOI.

Calculating the Number of Shares to be Purchased

>

Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI purchases at your request. The LOI effective date will be the date of the first purchase within the 90-day period.

>

If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

>	The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI purchases.

Fulfilling the Intended Investment

>

By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

>

To assure compliance with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

>	If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the sales charge on the amount actually

General ProFunds Information >	37

General ProFunds Information

purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the transfer agent as your attorney-in fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

>	If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor.
>

If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Repurchase of Class A Shares

If you have redeemed Class A Shares of any ProFund within the past 365 days, upon which you originally paid the front-end sales charge, you may repurchase an equivalent dollar amount of Class A Shares of any ProFund at NAV without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Distributor that you intend to do so in writing. You must provide the Distributor with the following information: (i) the date on which your Class A Shares of a ProFund were redeemed, (ii) your account number and (iii) an indication that you would like to repurchase Class A Shares of a ProFund. The Distributor must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

As discussed above, Class A Shares of the Money Market ProFund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

>	Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).
>

Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

>	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families.
>

Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

>	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.
>	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
>

Purchases by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)), 403(b) programs, and accounts managed by third parties do not qualify for this waiver.

>

Purchases by a broker-dealer for a managed account that is charged an asset-backed fee. Employee benefit plans (except SIMPLE IRA, SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver.

>

Purchases by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (except SIMPLE IRA, SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs do not qualify for this waiver.

>

Purchases by a bank trust officer, registered representative or other employee (or a member of one of their immediate families) of investment professionals having agreements with a Selling Broker. A member of the immediate family of a bank trust officer, a registered representative, or other employee of investment professionals having agreements with a Selling Broker, means a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child or a trust account that is registered for the sole benefit of a minor child of one of those individuals.

Sales Charge Exceptions

You will not pay initial sales charges on the following:

>	New purchases of Class A Shares of the Money Market ProFund;
>	Class A Shares purchased by reinvesting dividends and distributions; and
>

When exchanging Class A Shares of a ProFund for Class A Shares of another ProFund or Access One Fund offering such class, unless you are exchanging Class A Shares of the Money Market ProFund that have not previously been subject to a sales charge.

38	< General ProFunds Information

Shareholder Services Guide

“Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares... of any publicly available ProFund for shares... of another publicly available ProFund....”

Shareholder Services Guide >	39

Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares
Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.
Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $4,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.
Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 41).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 41).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Wire

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    obtain wire instructions.

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds to receive the Fund’s wiring instructions.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 44. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:30 p.m. Eastern Time. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

40	< Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on pages 42-43. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 44 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information

By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 — Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

ProFunds offers a single class of shares in this Prospectus: Class A Shares. Class A Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. Go to www.profunds.com, select “Open Account” and follow the instructions. For guidelines to help you complete the Form, see the instructions below.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit www.profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>

When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in the Money Market ProFund (which is offered through a separate prospectus).
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons

Shareholder Services Guide >	41

Shareholder Services Guide

opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or fax and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 44 under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in the Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. If the New Account Form does not designate a share class, your investment will be made in the Investor Class Shares. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to the Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Class A shares of any publicly available ProFund for Class A shares of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 44. The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;
>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important information you should know when you exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>

The redemption and purchase will be processed at the next calculated net asset values (“NAVs”) of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access One Fund, please read the fund’s prospectus.

42	< Shareholder Services Guide

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell Shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees” on page 42).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close

Shareholder Services Guide >	43

Shareholder Services Guide

early, the cut-off times for the U.S. Government Bond Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	All ProFunds	4:00 p.m.

By Telephone and Wire	All ProFunds	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.

By Internet and Interactive Voice Response System (“IVR”)	All ProFunds	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;
>	A check is being mailed to an address different than the one on your account;
>	A check or wire is being made payable to someone other than the account owner;
>	Redemption proceeds are being transferred to an account with a different registration;
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone Transactions

Telephone transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone. If you are unable to reach us by telephone, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into the Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “ProFunds Investment Objectives, Principal Investment Strategies and Risks — Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ Statement of Additional Information and on the ProFunds’ website at www.profunds.com.

44	< Shareholder Services Guide

Additional Shareholder Services

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders (i.e., those who do not invest through a financial professional) should review their account statements and confirmations as soon as they are received.

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Class A Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”) each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 0.25% on an annualized basis of the average daily net assets attributable to Class A Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Shareholder Services Guide >	45

Shareholder Services Guide

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the Statement of Additional Information.

46	< Shareholder Services Guide

ProFunds Management

“The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.”

ProFunds Management >	47

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides management services to the ProFunds. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund, except U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of the ProFund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ semi-annual report to shareholders dated January 31, 2008. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended July 31, 2008, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended July 31, 2008, each ProFund for which the Advisor served as investment adviser and which had a full year of operations paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Mid-Cap	0.54%
Small-Cap	0.60%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
U.S. Government Plus	0.50%
Rising Rates Opportunity 10	0.75%
Rising Rates Opportunity	0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception, and of ProShare Capital Management LLC since inception, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception, and of ProShare Capital Management LLC since inception, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies, mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund is managed by an investment team overseen by Todd Johnson.

Todd Johnson, ProFunds Advisors — Chief Investment Officer since December 2008. ProShare Advisors — Chief Investment Officer since December 2008. World Asset Management — Managing Director and Chief Investment Officer from 1994 to November 2008.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds:

Portfolio Management Team:

Broad Index Funds

Mid-Cap, Small-Cap, UltraMid-Cap and UltraSmall-Cap ProFunds

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Elisa Petit Senior Portfolio Manager	Since 03/2000	ProFund Advisors – Senior Portfolio Manager since May 2007; Team Leader since April 2002 and Portfolio Manager from March 2000 – May 2007.
Erik G. Benke, CFA Associate Portfolio Manager	Since 01/2005	ProFund Advisors – Associate Portfolio Manager since January 2005. AIM Investments – Trader from October 2001 – January 2005.
Ashwin Joshi Associate Portfolio Manager	Since 11/2006	ProFunds Advisors – Associate Portfolio Manager since July 2006. ETrade Global Asset Management – Portfolio Manager from August 2001 – March 2005.
Rachel Ames Portfolio Analyst	Since 11/2006	ProFunds Advisors – Portfolio Analyst since May 2007 and Junior Portfolio Analyst from June 2004 – May 2007. Ferris Baker Watts – Intern from May 2003 – May 2004.

48	< ProFunds Management

Portfolio Management Team:

Non-Equity Funds

U.S. Government Plus, Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Jeffrey Ploshnick Senior Portfolio Manager	Since 11/2006	ProFund Advisors – Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 – April 2007.
Sarah M. Abdow Portfolio Analyst	Since 12/2007	ProFund Advisors – Portfolio Analyst since August 2007. ASB Capital Management – Assistant Vice President from August 2003 – June 2007.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”) (formerly BISYS Fund Services Limited Partnership), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services. During the year ended July 31, 2008, each ProFund for which the Advisor served as investment adviser and which had a full year of operations paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)

Mid-Cap	0.11%
Small-Cap	0.12%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
U.S. Government Plus	0.15%
Rising Rates Opportunity 10	0.15%
Rising Rates Opportunity	0.15%

ProFunds Management >	49

This Page Intentionally Left Blank

50

The following tables are intended to help you understand the financial history of Class A Shares of the ProFunds offered in this Prospectus for the past five years (or since inception, if shorter).

No information is presented for Class A Shares of Mid-Cap, Small-Cap, UltraMid-Cap, or UltraSmall-Cap ProFunds as this class of these ProFunds has not commenced operations as of July 31, 2008. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the financial statements of the ProFunds appears in the Annual Report of the ProFunds, which is available upon request.

Financial Highlights

Financial Highlights >	51

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
U.S. Government Plus ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Class A
Year Ended July 31, 2008	$30.22	0.79	2.07		2.86	(0.74)	(0.54)	(1.28)	$31.80	9.51%		1.50%	1.50%	2.51%	$91	1,104%
March 22, 2007 through July 31, 2007(e)	$30.95	0.38	(0.73	)(f)	(0.35)	(0.38)	—	(0.38)	$30.22	(1.13	)%(d)	1.52%	1.52%	3.53%	$45	1,124	%(d)
Rising Rates Opportunity 10 ProFund
Class A
Year Ended July 31, 2008	$31.64	0.23	(2.62)		(2.39)	(0.23)	—	(0.23)	$29.02	(7.58)%		1.97%	1.97%	0.82%	$1	—
March 22, 2007 through July 31, 2007(e)	$31.00	0.35	0.29	(f)	0.64	—	—	—	$31.64	2.06	%(d)	2.10%	2.10%	3.10%	$1	—
Rising Rates Opportunity ProFund
Class A
Year Ended July 31, 2008	$20.40	0.30	(2.20)		(1.90)	(0.19)	—	(0.19)	$18.31	(9.37)%		1.76%	1.76%	1.62%	$1	—
March 22, 2007 through July 31, 2007(e)	$19.79	0.25	0.36	(f)	0.61	—	—	—	$20.40	3.08	%(d)	1.78%	1.78%	3.42%	$1	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

52	< Financial Highlights

This Page Intentionally Left Blank

53

This Page Intentionally Left Blank

54

This Page Intentionally Left Blank

55

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds in their current Statement of Additional Information, dated December 1, 2008, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports by writing us at the address set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                     (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices

Bethesda, MD

Investment Company Act File No. 811-08239

PRO1208

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2008

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Class A, Investor Class and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds” and “Non-Equity ProFunds,” as follows (each, a “ProFund” or “Fund” and collectively, the “ProFunds” or “Funds”):

CLASSIC PROFUNDS

Bull

Mid-Cap

Small-Cap

NASDAQ-100

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Europe 30

ULTRA PROFUNDS

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraDow 30

UltraNASDAQ-100

UltraInternational

UltraEmerging Markets

UltraJapan

UltraLatin America

UltraChina

INVERSE PROFUNDS

Bear

Short Small-Cap

Short NASDAQ-100

UltraBear

UltraShort Mid-Cap

UltraShort Small-Cap

UltraShort Dow 30

UltraShort NASDAQ-100

UltraShort International

UltraShort Emerging Markets

UltraShort Japan

UltraShort Latin America

UltraShort China

ULTRASECTOR PROFUNDS

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Mobile Telecommunications

Oil & Gas

Oil Equipment, Services & Distribution

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

INVERSE SECTOR PROFUNDS

Short Oil & Gas

Short Precious Metals

Short Real Estate

NON-EQUITY PROFUNDS

U.S. Government Plus

Rising Rates Opportunity 10

Rising Rates Opportunity

Rising U.S. Dollar

Falling U.S. Dollar

Each ProFund discussed herein, other than International ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, UltraChinaProFund, UltraShort China ProFund and Inverse Sector ProFunds, which do not offer Class A Shares, offers three classes of shares: Investor Class Shares, Service Class Shares and Class A Shares.

The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds alone constitutes a balanced investment plan. Additional ProFunds may be created from time to time.

Investment in the ProFunds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. The ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the ProFunds Investor Class and Service Class, and the Class A Shares Prospectuses, each dated December 1, 2008 (together, the “Prospectus”), which incorporate this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm are included in the ProFunds’ annual report for the fiscal year ended July 31, 2008, which have been filed with the U.S. Securities and Exchange Commission and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the Funds that have completed a fiscal year are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at www.profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust comprises multiple separate series (each a “ProFund” and collectively, the “ProFunds”). Sixty two series are discussed herein and other series may be added in the future. Investor, Service, or Class A shares of any publicly available ProFund may be exchanged, without any charge, for Investor, Service, or Class A shares, respectively, of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Exchanging Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus.

Each ProFund is classified as non-diversified. Portfolio management is provided to the ProFunds by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. Set forth below is further information relating to the ProFunds, which supplements and should be read in conjunction with the Prospectus.

The investment restrictions of the ProFunds specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and not to take defensive positions.

The investment techniques and strategies of the ProFunds discussed below may be used by a ProFund if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund, will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. For purposes of the Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar and “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar verses six foreign currencies represented in the U.S. Dollar Index and “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

GENERAL

A ProFund may consider changing its benchmark or the index underlying its benchmark at any time, including if, for example, the current index becomes unavailable, the Trust’s Board of Trustees believes that the current benchmark or index no longer serves the investment needs of a majority of shareholders or that another benchmark or index may better serve their needs, or if the financial or economic environment makes it difficult for such Fund’s investment results to correspond sufficiently to its current benchmark or the underlying index. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a Fund’s investment returns with its benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a ProFund makes and techniques it employs. While the Advisor attempts to maximize correlation of each Fund’s investment returns to its benchmark, certain factors tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

For purposes of this SAI, the word “invest” refers to a Fund’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct investments and indirect investments in securities and other instruments. For example, the Funds typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those underlying securities or instruments.

Additional information concerning the characteristics of the investments of the ProFunds is set forth below.

NAME POLICIES

Certain ProFunds have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their net assets to investments that, in combination, have economic characteristics similar to equity securities contained in the underlying index and/or financial instruments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund’s net assets, as well as any amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s 80% investment policy.

Additional information concerning the Funds and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks. The Inverse ProFunds respond differently to these factors than ProFunds positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Each ProFund also may invest in Depositary Receipts (discussed below) of foreign issuers or in ordinary shares of foreign issuers that list shares directly on U.S. exchanges. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and securities markets are less liquid, and may be more volatile, than comparable domestic issuers. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A Fund also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A Fund’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors. UltraInternational ProFund, Emerging Markets ProFund, UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, Europe 30 ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraChina ProFund, UltraShort China ProFund, Precious Metals UltraSector ProFund, Short Precious Metals ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund are subject to the general risks associated with foreign investment.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some Funds focus their investments in particular geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such Funds may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, Funds with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some Funds have an investment focus in a country or region that is an emerging market and, therefore, are subject to heightened risks relative to Funds that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) and in particular, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising U.S. Dollar ProFund, Falling U.S. Dollar ProFund, Europe 30 ProFund, Precious Metals UltraSector ProFund and Short Precious Metals ProFund, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each ProFund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Each ProFund may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries such as the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

REAL ESTATE INVESTMENT TRUSTS

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) may invest in real estate investment trusts (“REITs”), which are corporations or business trusts meeting the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) to qualify for tax-free income status. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Code and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each ProFund may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Each ProFund generally engages in closing or offsetting transactions before final settlement, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. Each ProFund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

A ProFund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although each ProFund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

FORWARD CONTRACTS

A principal investment strategy of each ProFund is to enter into financial instruments, which may include forward contracts. For certain ProFunds, forward contracts may be the primary or sole investment strategy of the Funds]. The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of commodities, securities or the cash value of the commodities, securities or the securities index, at an agreed-upon date. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor.

INDEX OPTIONS

Each ProFund may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Each ProFund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the NYSE Amex Options (“AMEX”) and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

Each ProFund may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The Rising U.S. Dollar and Falling U.S. Dollar ProFunds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the Rising U.S. Dollar and Falling U.S. Dollar ProFunds engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Because the Rising U.S. Dollar and Falling U.S. Dollar ProFunds invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Rising U.S. Dollar and Falling U.S. Dollar ProFunds will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if the Rising U.S. Dollar or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Rising U.S. Dollar and Falling U.S. Dollar ProFunds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position defaults or becomes bankrupt.

SHORT SALES

Each ProFund may engage in short sales transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

Each ProFund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

No ProFunds will sell short the equity securities of issuers contained in the NASDAQ-100 Index.

SWAP AGREEMENTS

Each ProFund may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the ProFunds and their Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for purposes of the ProFunds’ illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

Each ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants, such as Currency Exchange WarrantsSM , are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). In limited cases, PERLs may be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

Each ProFund may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. The ProFunds may invest a significant portion of their assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). Each ProFund may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, a ProFund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. A ProFund may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, a ProFund’s use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a ProFund may utilize for investment purposes, as “cover” for other investment techniques such ProFund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the ProFunds also may invest, if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each ProFund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each ProFund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each ProFund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”)—CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits—Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances—Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

A ProFund will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund depending on the amount of a bank’s obligations that the ProFund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

Each ProFund may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called “plastic bonds”, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

Each ProFund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix B for a description of corporate bond ratings. The ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, each ProFund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Also, because zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund could be required at times to liquidate other investments to satisfy distribution requirements. Each ProFund may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. The ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

Each ProFund may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

Each ProFund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the ProFunds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each ProFund may use reverse repurchase agreements as part of each ProFund’s investment strategy. Reverse repurchase agreements involve sales by a ProFund of portfolio assets concurrently with an agreement by the ProFund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund intends to use the reverse repurchase technique only when it will be to the ProFund’s advantage to do so. The ProFund will segregate with its custodian bank cash or liquid instruments equal in value to the ProFund’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each ProFund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

LENDING OF PORTFOLIO SECURITIES

Subject to the Funds’ investment restrictions set forth below, a ProFund may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund any income accruing thereon, and the ProFund may invest the cash collateral in portfolio securities, thereby earning additional income. The ProFunds, however, also bear the risk of loss from the investment of the cash collateral, which risk may be increased at times of high market volatilility. A ProFund will not lend more than 33 1/3% of the value of the ProFund’s total assets. Loans will be subject to termination by the lending ProFund on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund and that ProFund’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “Commission” or the “SEC”). If a ProFund invests in, and, thus, is a shareholder of, another investment company, the ProFund’s shareholders will indirectly bear the ProFund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund to the ProFund’s own investment adviser and the other expenses that the ProFund bears directly in connection with the ProFund’s own operations.

ILLIQUID SECURITIES

Each ProFund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% of the ProFund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds invest, are excluded from the calculation of Portfolio Turnover Rate for each Fund. For those Funds that commenced operations prior to July 31, 2008, each such Fund’s turnover rate for the fiscal year ended July 31, 2008 is set forth in the annual report to shareholders.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in the index being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30 ProFund, UltraShort NASDAQ-100 ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Latin America ProFund, UltraShort Japan ProFund, UltraShort China ProFund, UltraSector ProFunds, U.S. Government Plus ProFund and Rising Rates Opportunity ProFund employ leverage as a principal investment strategy and all of the ProFunds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF LEVERAGED FUNDS. As discussed in the Prospectus, some of the ProFunds are “leveraged” funds in the sense that they have an investment objective to match a multiple of the performance of an index on a given day. These ProFunds are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from these ProFunds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a ProFund to be either greater than or less than the index performance times the stated multiple in the ProFund’s investment objective.

A leveraged Fund’s return for periods longer than one day is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	financing rates associated with leverage;

d)	other Fund expenses;

e)	dividends paid by companies in the index; and

f)	period of time.

The fund performance for a leveraged Fund can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged Fund. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated Fund returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no Fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than shown.

The first table below shows an example in which a leveraged Fund that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged Fund could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the Prospectus under “Correlation Risk.” However, as the table shows, with an index volatility of 20%, such a Fund would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk.” In the charts below, areas shaded green represent those scenarios where a leveraged Fund with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the index performance times the stated multiple in the Fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

One Year Index Performance	200% One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

One Year Index Performance	Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

One Year Index Performance	200% Inverse of One Year Index Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%

The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each ProFund is a “non-diversified” series of the Trust. A ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund. All policies of a ProFund not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ 100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that a ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and SAI, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short NASDAQ-100 ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraJapan ProFund, UltraShort Japan ProFund, UltraLatin America ProFund, UltraShort Latin America ProFund, UltraChina ProFund, UltraShort China ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. These ProFunds will concentrate their investments in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and SAI.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business and, for U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, with the exception of Columbus Day and Veteran’s Day.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund.

The securities in the portfolio of a ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and other accounts whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

The policy of each ProFund regarding purchases and sales of securities for a ProFund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers the following efficiency factors: the broker’s availability, facilities reliability, financing accountability, responsiveness and confidentiality.
In seeking to implement a ProFund’s policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and that are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, the Advisor may determine that a higher commission is justified for the additional services.

While the Advisor primarily considers price and the aforementioned efficiency factors, when evaluating the reasonableness of brokerage commissions paid, the Advisor also may consider the value of the research of brokerage services provided by a particular broker-dealer. Such research and services are evaluated to assure: (1) these are the type of services or research benefits that fall within the safe harbor described in Section 28(e) of the 1934 Act; (2) the purpose of such services is lawful; and (3) brokerage commissions paid for each of the services are reasonable in relation to their value. Research and brokerage services include, without limitation, proprietary research, statistical research, computer equipment or terminals, software and databases that provide access to data and analysis thereof, statistical information and securities data.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFund’s shares. Therefore, in selecting brokers to effect transactions in ProFunds’ portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts. In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFund, because the ProFunds have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect Fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds, the Advisor and ProFund Distributors, Inc. (the “Distributor”) from entering into any agreement or other understanding under which the ProFunds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for the distribution of shares of the ProFunds or any other investment company.

The Trust is required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund during its most recent fiscal year or during the period of time since the ProFund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended July 31, 2008, each of the following ProFunds were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund at the close of its fiscal year ended July 31, 2008	Name of Broker or Dealer
Bull ProFund	$468,058	J.P. Morgan Chase & Co.
	339,448	Citigroup, Inc.
	241,829	The Goldman Sachs Group, Inc.
Large-Cap Value ProFund	378,997	J.P. Morgan Chase & Co.
	266,445	Citigroup, Inc.
	93,808	Merrill Lynch & Co., Inc.
	64,782	The Goldman Sachs Group, Inc.
	32,044	Lehman Brothers Holdings, Inc.
Large-Cap Growth ProFund	146,864	The Goldman Sachs Group, Inc.
Europe 30 ProFund	241,220	Credit Suisse Group
UltraBull ProFund	1,014,125	J.P. Morgan Chase & Co.
	735,470	Citigroup, Inc.
	523,962	The Goldman Sachs Group, Inc.
UltraDow 30 ProFund	593,442	J.P. Morgan Chase & Co.
	272,986	Citigroup, Inc.
Banks UltraSector ProFund	2,000,946	J.P. Morgan Chase & Co.
	1,450,643	Citigroup, Inc.
Financials UltraSector ProFund	593,848	J.P. Morgan Chase & Co.
	421,534	Citigroup, Inc.
	278,269	The Goldman Sachs Group, Inc.
	94,021	Merrill Lynch & Co., Inc.
	50,251	Lehman Brothers Holdings, Inc.
	6,195	Knight Capital Group, Inc.

Brokerage Commissions

For the seven months ended July 31, 2006*, and the fiscal years ended July 31, 2007 and July 31, 2008, each ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 7/31
	2006*	2007	2008
Bull ProFund	$77,453	$71,990	$129,651
Mid-Cap ProFund	77,778	40,401	44,227
Small-Cap ProFund	52,162	42,679	100,390
NASDAQ-100 ProFund	3,938	7,891	25,667
Large-Cap Value ProFund	142,044	252,198	97,226
Large-Cap Growth ProFund	20,209	114,969	84,302
Mid-Cap Value ProFund	77,080	168,299	150,032
Mid-Cap Growth ProFund	44,587	157,490	214,687
Small-Cap Value ProFund	114,354	102,897	161,632
Small-Cap Growth ProFund	38,957	57,072	40,151
Europe 30 ProFund	80,441	135,520	119,915
UltraBull ProFund	237,658	244,142	225,820
UltraMid-Cap ProFund	123,994	166,521	99,223
UltraSmall-Cap ProFund	75,868	270,844	115,419
UltraDow 30 ProFund	202,362	181,689	110,389
UltraNASDAQ-100 ProFund	57,785	67,572	52,979
UltraInternational ProFund	-0-	-0-	390
UltraEmerging Markets ProFund	-0-	-0-	105,186
UltraLatin America ProFund	N/A	N/A	74,772
UltraChina ProFund	N/A	N/A	3,173
UltraJapan ProFund	375,474	229,565	139,526
Bear ProFund	9,567	12,143	28,512
Short Small-Cap ProFund	7,460	12,372	10,819
Short NASDAQ-100 ProFund	19,838	14,767	4,517
UltraBear ProFund	45,643	64,699	98,028
UltraShort Mid-Cap ProFund	11,716	13,914	14,389
UltraShort Small-Cap ProFund	56,417	97,890	145,586
UltraShort Dow 30 ProFund	79,947	41,059	40,931
UltraShort NASDAQ-100 ProFund	91,899	101,129	40,572
UltraShort International ProFund	-0-	-0-	91
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	N/A	N/A	-0-
UltraShort China ProFund	N/A	N/A	-0-
UltraShort Japan ProFund	10,479	55,823	104,393
Banks UltraSector ProFund	16,144	14,084	47,216
Basic Materials UltraSector ProFund	48,489	69,998	63,262

	BROKERAGE COMMISSIONS FYE 7/31
	2006*	2007	2008
Biotechnology UltraSector ProFund	$3,945	$4,099	$5,069
Consumer Goods UltraSector ProFund	8,282	18,997	17,785
Consumer Services UltraSector ProFund	3,930	16,013	8,860
Financials UltraSector ProFund	14,172	26,610	31,031
Health Care UltraSector ProFund	9,903	26,664	29,749
Industrials UltraSector ProFund	9,237	26,146	14,354
Internet UltraSector ProFund	4,630	4,882	1,571
Mobile Telecommunications UltraSector ProFund	31,888	70,188	70,276
Oil & Gas UltraSector ProFund	103,602	108,815	51,060
Oil Equipment, Services & Distribution UltraSector ProFund	2,838	61,585	55,143
Pharmaceuticals UltraSector ProFund	26,772	57,993	14,757
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	124,676	125,592	79,931
Semiconductor UltraSector ProFund	25,177	23,005	14,958
Technology UltraSector ProFund	6,724	18,718	9,369
Telecommunications UltraSector ProFund	36,536	107,584	24,991
Utilities UltraSector ProFund	57,601	108,116	123,466
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	6,914	8,530	2,139
Rising Rates Opportunity 10 ProFund	798	1,711	1,176
Rising Rates Opportunity ProFund	9,048	11,925	7,239
Rising U.S. Dollar ProFund	-0-	-0-	185
Falling U.S. Dollar ProFund	-0-	-0-	93

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2008.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund’s investors.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees set broad policies for the Trust and elect the officers of the Trust to actively supervise its day-to-day operations. One Trustee and all of the officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are trustees who are not “interested persons” of the Trust, as defined by the 1940 Act (the “Independent Trustees”). The Trustees and some officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment adviser that is an affiliated person of ProFund Advisors.

Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	RSR Partners, Inc. fka Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (112)*; Access One Trust (3); ProShares Trust (65)	RSR Partners, Inc. fka Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Executive Vice President (January 2001 to present).	ProFunds (112)*; Access One Trust (3); ProShares Trust (65)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman of the Board	Indefinite; April 1997 to present	Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).	ProFunds (112)*; Access One Trust (3); ProShares Trust (65)	None

*	The “Fund Complex” consists of all funds advised by ProFund Advisors LLC, ProShare Advisors LLC and ProShare Capital Management LLC.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with the Trust and his employment with and ownership interest in, the Advisor.

Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present.	President of the Advisor (May 1997 to present); ProShare Advisor LLC (November 2005 to present); ProShare Capital Management LLC (June 2008 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present.	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel and Chief Compliance Officer, ProShare Advisors LLC (December 2004 to present); Chief Compliance Officer of the Distributor (March 2008 to present); Expert Witness, Capital Forensics (March 2005 to present).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Acting Secretary	Indefinite; September 2007 to present; Assistant Secretary April 2006 to September 2007.	Vice President Corporate Development of the Advisor (January 2007 to present); Assistant Vice President, ProFund Advisors LLC (December 2002 to December 2006).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (April 2002 to present).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	Senior Vice President of Fund Administration, Citi Fund Services Ohio, Inc. (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held five (5) meetings during the fiscal year ended July 31, 2008.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III, Trustee	None	None
Michael C. Wachs, Trustee	$10,001-$50,000	$10,001-$50,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$10,001-$50,000	$10,001-$50,000

As of November 4, 2008, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2007.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Trustee Compensation

For the fiscal year ended July 31, 2008, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees***
Independent Trustees
Russell S. Reynolds, III, Trustee	$47,198	$0	$0		$106,500
Michael C. Wachs, Trustee	$47,198	$0	$0		$106,500
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0		$0
Officer
Victor Frye,Chief Compliance Officer	$63,383.60	$0	$0	$	N/A

*

The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee. Effective January 1, 2008, the annual rate of such compensation increased from $65,000 to $108,000. Trustees also receive $5,000 for attending each regular quarterly in-person meeting, $3,000 for attending special meetings and $2,000 per telephonic meeting.

Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than those included in the table above, receive no compensation directly from the Trust for performing the duties of their offices.

**	The Trust does not accrue pension or retirement benefits as part of ProFund expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees.
***	The “Fund Complex” consists of all funds advised by ProFund Advisors LLC, ProShare Advisors LLC and ProShare Capital Management LLC.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund, except the NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets (Europe 30 ProFund, formerly UltraEurope ProFund, paid the Advisor a fee at an annualized rate of 0.90% of its average daily net assets prior to September 4, 2001). NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of each ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust and ProShares Trust.

For the seven months ended July 31, 2006*, and the fiscal years ended July 31, 2007 and July 31, 2008, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

	2006*		2007		2008
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$361,273	$-0-	$683,026	$-0-	$307,759	$-0-
Mid-Cap ProFund	319,428	16,250	121,291	-0-	98,329	27,562
Small-Cap ProFund	337,632	-0-	220,129	-0-	127,138	24,884
NASDAQ-100 ProFund	183,023	-0-	290,714	-0-	572,851	-0-
Large-Cap Value ProFund	252,668	-0-	1,080,154	-0-	159,156	-0-
Large-Cap Growth ProFund	40,377	921	230,278	-0-	222,042	-0-
Mid-Cap Value ProFund	210,884	-0-	457,967	-0-	142,682	2,924
Mid-Cap Growth ProFund	131,267	-0-	474,374	-0-	305,940	-0-
Small-Cap Value ProFund	186,111	-0-	169,954	35,455	92,992	56,504
Small-Cap Growth ProFund	121,718	-0-	191,044	13,971	99,321	48,940
Europe 30 ProFund	166,019	-0-	310,418	-0-	145,202	1,387
UltraBull ProFund	679,069	-0-	1,481,876	-0-	982,997	-0-
UltraMid-Cap ProFund	635,645	-0-	783,916	-0-	484,056	-0-
UltraSmall-Cap ProFund	848,126	-0-	1,462,971	-0-	591,864	-0-

	2006*		2007		2008
	Earned	Waived	Earned	Earned	Waived	Earned
UltraDow 30 ProFund	163,988	-0-	337,189	-0-	320,197	-0-
UltraNASDAQ-100 ProFund	1,604,958	-0-	2,208,350	-0-	1,866,742	-0-
UltraInternational ProFund	15,016	6,958	360,742	-0-	228,487	-0-
UltraEmerging Markets ProFund	80,452	-0-	863,986	-0-	1,979,645	-0-
UltraLatin America ProFund	N/A	N/A	N/A	N/A	148,378	-0-
UltraChina ProFund	N/A	N/A	N/A	N/A	29,387	6,663
UltraJapan ProFund	1,876,267	-0-	1,709,050	-0-	579,423	-0-
Bear ProFund	201,233	-0-	300,175	26,366	590,957	1,382
Short Small-Cap ProFund	170,948	-0-	214,377	-0-	198,909	-0-
Short NASDAQ-100 ProFund	213,953	-0-	202,254	12,875	98,113	3,271
UltraBear ProFund	581,161	-0-	937,742	-0-	1,020,750	-0-
UltraShort Mid-Cap ProFund	109,170	1,855	108,405	16,761	158,756	11,118
UltraShort Small-Cap ProFund	884,418	-0-	1,354,779	-0-	1,667,928	-0-
UltraShort Dow 30 ProFund	100,633	-0-	150,619	-0-	135,558	-0-
UltraShort NASDAQ-100 ProFund	880,864	-0-	1,287,639	-0-	775,721	-0-
UltraShort International ProFund	53,054	-0-	453,393	-0-	284,214	-0-
UltraShort Emerging Markets ProFund	71,080	-0-	388,298	-0-	397,870	-0-
UltraShort Latin America ProFund	N/A	N/A	N/A	N/A	18,545	14,449
UltraShort China ProFund	N/A	N/A	N/A	N/A	15,065	11,754
UltraShort Japan ProFund	15,899	9,880	83,428	-0-	163,100	13,594
Banks UltraSector ProFund	27,417	15,672	57,297	23,377	62,612	29,969
Basic Materials UltraSector ProFund	172,600	-0-	256,962	-0-	487,323	-0-
Biotechnology UltraSector ProFund	142,644	-0-	188,670	243	227,660	12,702
Consumer Goods UltraSector ProFund	13,941	13,941	43,461	31,883	37,090	37,801
Consumer Services UltraSector ProFund	4,794	4,794	36,834	37,535	14,975	32,823
Financials UltraSector ProFund	124,764	-0-	166,499	-0-	88,697	35,777
Health Care UltraSector ProFund	70,135	13,154	142,865	11,053	126,710	29,132
Industrials UltraSector ProFund	21,199	20,238	67,219	41,643	61,285	43,089
Internet UltraSector ProFund	162,788	-0-	185,533	-0-	111,562	-0-
Mobile Telecommunications UltraSector ProFund	89,792	-0-	140,160	-0-	58,022	23,535
Oil & Gas UltraSector ProFund	706,323	-0-	1,195,301	-0-	1,264,475	-0-
Oil Equipment, Services & Distibution UltraSector ProFund	3,676	3,676	132,454	-0-	330,150	4,483
Pharmaceuticals UltraSector ProFund	74,557	9,883	222,431	7,399	44,498	23,355
Precious Metals UltraSector ProFund	856,283	-0-	1,170,083	-0-	984,481	-0-
Real Estate UltraSector ProFund	175,544	22,434	675,143	-0-	176,951	-0-
Semiconductor UltraSector ProFund	115,970	-0-	145,658	10,903	93,216	22,712
Technology UltraSector ProFund	72,495	6,081	154,362	24,412	106,161	31,619
Telecommunications UltraSector ProFund	55,001	3,052	419,787	-0-	110,675	6,604
Utilities UltraSector ProFund	136,269	-0-	619,807	-0-	420,962	-0-
Short Oil & Gas ProFund	89,567	-0-	116,427	8,210	250,875	13,998
Short Precious Metals ProFund	78,211	-0-	206,617	-0-	214,415	-0-
Short Real Estate ProFund	310,760	-0-	776,645	-0-	810,950	-0-
U.S. Government Plus ProFund	198,089	-0-	296,875	-0-	243,122	-0-
Rising Rates Opportunity 10 ProFund	107,913	-0-	179,988	-0-	201,640	-0-
Rising Rates Opportunity ProFund	1,853,966	-0-	1,803,950	-0-	1,178,101	-0-
Rising U.S. Dollar ProFund	114,594	-0-	122,139	38,497	132,065	29,655
Falling U.S. Dollar ProFund	276,630	-0-	575,888	-0-	696,791	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2008.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through November 30, 2009, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows:

	Expense Limit
Fund Name	Investor Class	Service Class	Class A1
Banks UltraSector ProFund	1.68%	2.68%	1.93%
Basic Materials UltraSector ProFund	1.95%	2.95%	2.20%
Bear ProFund	1.95%	2.95%	2.20%
Biotechnology UltraSector ProFund	1.95%	2.95%	2.20%
Bull ProFund	1.95%	2.95%	2.20%
Consumer Goods UltraSector ProFund	1.68%	2.68%	1.93%
Consumer Services UltraSector ProFund	1.68%	2.68%	1.93%
Europe 30 ProFund	1.95%	2.95%	2.20%
Falling U.S. Dollar ProFund	1.95%	2.95%	2.20%
Financials UltraSector ProFund	1.68%	2.68%	1.93%
Health Care UltraSector ProFund	1.68%	2.68%	1.93%
Industrials UltraSector ProFund	1.68%	2.68%	1.93%
Internet UltraSector ProFund	1.95%	2.95%	2.20%
Large-Cap Growth ProFund	1.95%	2.95%	2.20%
Large-Cap Value ProFund	1.68%	2.68%	1.93%
Mid-Cap Growth ProFund	1.68%	2.68%	1.93%
Mid-Cap ProFund	1.68%	2.68%	1.93%
Mid-Cap Value ProFund	1.68%	2.68%	1.93%
Mobile Telecommunications UltraSector ProFund	1.68%	2.68%	1.93%
Oil & Gas UltraSector ProFund	1.95%	2.95%	2.20%
Oil Equipment, Services & Distribution UltraSector ProFund	1.95%	2.95%	2.20%
NASDAQ-100 ProFund	1.95%	2.95%	2.20%
Pharmaceuticals UltraSector ProFund	1.68%	2.68%	1.93%
Precious Metals UltraSector ProFund	1.95%	2.95%	2.20%
Real Estate UltraSector ProFund	1.68%	2.68%	1.93%
Rising Rates Opportunity 10 ProFund	1.68%	2.68%	1.93%
Rising Rates Opportunity ProFund	1.95%	2.95%	2.20%
Rising U.S. Dollar ProFund	1.68%	2.68%	1.93%
Semiconductor UltraSector ProFund	1.68%	2.68%	1.93%
Short Oil & Gas ProFund	1.95%	2.95%	2.20%
Short NASDAQ-100 ProFund	1.68%	2.68%	1.93%
Short Precious Metals ProFund	1.95%	2.95%	2.20%
Short Real Estate ProFund	1.95%	2.95%	2.20%
Short Small-Cap ProFund	1.95%	2.95%	2.20%
Small-Cap Growth ProFund	1.68%	2.68%	1.93%
Small-Cap ProFund	1.68%	2.68%	1.93%
Small-Cap Value ProFund	1.68%	2.68%	1.93%
Technology UltraSector ProFund	1.68%	2.68%	1.93%
Telecommunications UltraSector ProFund	1.68%	2.68%	1.93%
U.S. Government Plus ProFund	1.70%	2.70%	1.95%
UltraBear ProFund	1.95%	2.95%	2.20%
UltraBull ProFund	1.95%	2.95%	2.20%
UltraChina ProFund	1.95%	2.95%	2.20%
UltraDow 30 ProFund	1.95%	2.95%	2.20%
UltraEmerging Markets ProFund	1.95%	2.95%	2.20%
UltraInternational ProFund	1.95%	2.95%	2.20%
UltraJapan ProFund	1.95%	2.95%	2.20%

[1]	Only the following Funds’ Class A shares are currently operational: Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and U.S. Government Plus ProFund.

	Expense Limit
Fund Name	Investor Class	Service Class	Class A1
UltraLatin America ProFund	1.95%	2.95%	2.20%
UltraMid-Cap ProFund	1.95%	2.95%	2.20%
UltraNASDAQ-100 ProFund	1.95%	2.95%	2.20%
UltraShort China ProFund	1.95%	2.95%	2.20%
UltraShort Dow 30 ProFund	1.95%	2.95%	2.20%
UltraShort Emerging Markets ProFund	1.95%	2.95%	2.20%
UltraShort International ProFund	1.95%	2.95%	2.20%
UltraShort Japan ProFund	1.68%	2.68%	1.93%
UltraShort Latin America ProFund	1.68%	2.68%	1.93%
UltraShort Mid-Cap ProFund	1.95%	2.95%	2.20%
UltraShort NASDAQ-100 ProFund	1.95%	2.95%	2.20%
UltraShort Small-Cap ProFund	1.95%	2.95%	2.20%
UltraSmall-Cap ProFund	1.95%	2.95%	2.20%
Utilities UltraSector ProFund	1.95%	2.95%	2.20%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the seven months ended July 31, 2006*, and the fiscal years ended July 31, 2007 and July 31, 2008, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2006* Recouped	2007 Recouped	2008 Recouped
Bull ProFund	$-0-	$-0-	$-0-
Mid-Cap ProFund	-0-	-0-	-0-
Small-Cap ProFund	-0-	-0-	-0-
NASDAQ-100 ProFund	-0-	-0-	-0-
Large-Cap Value ProFund	-0-	-0-	-0-
Large-Cap Growth ProFund	-0-	1,105	-0-
Mid-Cap Value ProFund	-0-	-0-	-0-
Mid-Cap Growth ProFund	-0-	-0-	-0-
Small-Cap Value ProFund	-0-	-0-	-0-
Small-Cap Growth ProFund	-0-	-0-	-0-
Europe 30 ProFund	-0-	-0-	-0-
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	-0-	-0-	-0-
UltraSmall-Cap ProFund	-0-	-0-	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraNASDAQ-100 ProFund	-0-	-0-	-0-
UltraInternational ProFund	-0-	8,350	-0-
UltraEmerging Markets ProFund	-0-	-0-	-0-
UltraLatin America ProFund	N/A	N/A	-0-
UltraChina ProFund	N/A	N/A	-0-
UltraJapan ProFund	-0-	-0-	-0-
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short NASDAQ-100 ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	-0-	-0-	-0-
UltraShort Small-Cap ProFund	-0-	-0-	-0-
UltraShort Dow 30 ProFund	-0-	-0-	-0-

	2006* Recouped	2007 Recouped	2008 Recouped
UltraShort NASDAQ-100 ProFund	-0-	-0-	-0-
UltraShort International ProFund	-0-	-0-	-0-
UltraShort Emerging Markets ProFund	-0-	-0-	-0-
UltraShort Latin America ProFund	N/A	N/A	-0-
UltraShort China ProFund	N/A	N/A	-0-
UltraShort Japan ProFund	-0-	-0-	-0-

	2006* Recouped	2007 Recouped	2008 Recouped
Banks UltraSector ProFund	-0-	-0-	-0-
Basic Materials UltraSector ProFund	-0-	-0-	-0-
Biotechnology UltraSector ProFund	-0-	-0-	-0-
Consumer Goods UltraSector ProFund	-0-	-0-	-0-
Consumer Services UltraSector ProFund	-0-	-0-	-0-
Financials UltraSector ProFund	-0-	-0-	-0-
Health Care UltraSector ProFund	-0-	-0-	-0-
Industrials UltraSector ProFund	-0-	-0-	-0-
Internet UltraSector ProFund	-0-	-0-	-0-
Mobile Telecommunications UltraSector ProFund	-0-	-0-	-0-
Oil & Gas UltraSector ProFund	-0-	-0-	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	-0-	-0-	4,427
Pharmaceuticals UltraSector ProFund	-0-	8,215	-0-
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	-0-	25,759	-0-
Semiconductor UltraSector ProFund	-0-	-0-	-0-
Technology UltraSector ProFund	-0-	7,206	-0-
Telecommunications UltraSector ProFund	-0-	15,707	18,379
Utilities UltraSector ProFund	-0-	-0-	-0-
Short Oil & Gas ProFund	-0-	-0-	-0-
Short Precious Metals ProFund	-0-	-0-	-0-
Short Real Estate ProFund	-0-	-0-	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	-0-	-0-	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	-0-	-0-	-0-
Falling U.S. Dollar ProFund	21,966	-0-	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2008.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors LLC a fee at the annual rate of 0.15% of the average daily net assets for each ProFund.

For the seven months ended July 31, 2006*, and the fiscal years ended July 31, 2007 and July 31, 2008, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

	2006* (7/31)		2007 (7/31)		2008 (7/31)
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$72,255	$-0-	$136,606	$-0-	$61,552	$-0-
Mid-Cap ProFund	63,886	3,250	24,258	-0-	19,666	5,512
Small-Cap ProFund	67,527	-0-	44,026	-0-	25,428	4,977
NASDAQ-100 ProFund	39,219	-0-	62,296	-0-	122,752	-0-
Large-Cap Value ProFund	50,534	-0-	216,032	-0-	31,831	-0-
Large-Cap Growth ProFund	8,075	184	46,056	-0-	44,409	-0-
Mid-Cap Value ProFund	42,177	-0-	91,594	-0-	28,537	584
Mid-Cap Growth ProFund	26,253	-0-	94,875	-0-	61,189	-0-
Small-Cap Value ProFund	37,222	-0-	33,991	7,091	18,599	11,301
Small-Cap Growth ProFund	24,344	-0-	38,209	2,794	19,864	9,788
Europe 30 ProFund	33,204	-0-	62,084	-0-	29,041	277
UltraBull ProFund	135,814	-0-	296,377	-0-	196,601	-0-
UltraMid-Cap ProFund	127,130	-0-	156,784	-0-	96,812	-0-
UltraSmall-Cap ProFund	169,626	-0-	292,596	-0-	118,374	-0-
UltraDow 30 ProFund	32,798	-0-	67,438	-0-	64,040	-0-
UltraNASDAQ-100 ProFund	320,993	-0-	441,672	-0-	373,352	-0-
UltraInternational ProFund	3,003	1,392	72,149	-0-	45,698	-0-
UltraEmerging Markets ProFund	16,090	-0-	172,798	-0-	395,933	-0-
UltraLatin America ProFund	N/A	N/A	N/A	N/A	29,676	-0-
UltraChina ProFund	N/A	N/A	N/A	N/A	5,877	1,332
UltraJapan ProFund	312,712	-0-	284,843	-0-	96,584	-0-
Bear ProFund	40,247	-0-	60,035	5,273	118,193	276
Short Small-Cap ProFund	34,190	-0-	42,876	-0-	39,782	-0-
Short NASDAQ-100 ProFund	42,791	-0-	40,451	2,575	19,623	654
UltraBear ProFund	116,233	-0-	187,549	-0-	204,152	-0-
UltraShort Mid-Cap ProFund	21,834	371	21,681	3,352	31,751	2,224
UltraShort Small-Cap ProFund	176,884	-0-	270,957	-0-	333,589	-0-
UltraShort Dow 30 ProFund	20,127	-0-	30,124	-0-	27,112	-0-
UltraShort NASDAQ-100 ProFund	176,174	-0-	257,529	-0-	155,146	-0-
UltraShort International ProFund	10,611	-0-	90,679	-0-	56,843	-0-
UltraShort Emerging Markets ProFund	14,216	-0-	77,660	-0-	79,575	-0-
UltraShort Latin America ProFund	N/A	N/A	N/A	N/A	3,709	2,890
UltraShort China ProFund	N/A	N/A	N/A	N/A	3,013	2,351
UltraShort Japan ProFund	2,650	1,647	13,905	-0-	27,190	2,266
Banks UltraSector ProFund	5,483	3,134	11,459	4,675	12,522	5,993
Basic Materials UltraSector ProFund	34,520	-0-	51,393	-0-	97,466	-0-
Biotechnology UltraSector ProFund	28,529	-0-	37,734	48	45,533	2,540
Consumer Goods UltraSector ProFund	2,788	2,788	8,692	6,377	7,418	7,560
Consumer Services UltraSector ProFund	959	959	7,367	7,507	2,995	6,564
Financials UltraSector ProFund	24,953	-0-	33,300	-0-	17,739	7,155
Health Care UltraSector ProFund	14,027	2,631	28,573	2,210	25,342	5,826
Industrials UltraSector ProFund	4,240	4,048	13,444	8,329	12,257	8,618
Internet UltraSector ProFund	32,558	-0-	37,107	-0-	22,313	-0-
Mobile Telecommunications UltraSector ProFund	17,958	-0-	28,032	-0-	11,604	4,707
Oil & Gas UltraSector ProFund	141,265	-0-	239,061	-0-	252,897	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	735	735	26,491	-0-	66,031	897
Pharmaceuticals UltraSector ProFund	14,912	1,976	44,486	1,480	8,900	4,671
Precious Metals UltraSector ProFund	171,257	-0-	234,018	-0-	196,898	-0-
Real Estate UltraSector ProFund	35,109	4,487	135,029	-0-	35,390	-0-

	2006* (7/31)		2007 (7/31)		2008 (7/31)
	Earned	Waived	Earned	Waived	Earned	Waived
Semiconductor UltraSector ProFund	23,194	-0-	29,132	2,181	18,643	4,542
Technology UltraSector ProFund	14,499	1,216	30,873	4,882	21,232	6,324
Telecommunications UltraSector ProFund	11,000	611	83,958	-0-	22,135	1,321
Utilities UltraSector ProFund	27,254	-0-	123,962	-0-	84,193	-0-
Short Oil & Gas ProFund	17,913	-0-	23,286	1,642	50,175	2,800
Short Precious Metals ProFund	15,642	-0-	41,324	-0-	42,883	-0-
Short Real Estate ProFund	62,152	-0-	155,330	-0-	162,192	-0-
U.S. Government Plus ProFund	59,427	-0-	89,063	-0-	72,907	-0-
Rising Rates Opportunity 10 ProFund	21,583	-0-	35,998	-0-	40,328	-0-
Rising Rates Opportunity ProFund	370,795	-0-	360,792	-0-	235,622	-0-
Rising U.S. Dollar ProFund	22,919	-0-	24,428	7,699	26,413	5,931
Falling U.S. Dollar ProFund	55,326	-0-	115,178	-0-	139,359	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2008.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of July 31, 2008 or as otherwise noted.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[2]		Number of All Other Pooled Investment Vehicles Managed/Total Assets	Number of All Other Accounts Managed/Total Assets
Todd Johnson[1]	128	$23,484,222,864	0	42	$1,730,261,233
Elisa Petit	30	$1,748,444,864	0		0
Erik Benke	30	$1,748,444,864	0		0
Adam Croll	28	$912,692,466	0		0
Hratch Najarian	28	$912,692,466	0		0
Rachel Ames	6	$399,839,516	0		0
Ashwin Joshi	30	$1,748,444,864	0		0
Jeff Ploshnick	28	$1,685,495,546	0		0
Sarah Abdow	6	$399,839,516	0		0

[1]	Number of All Registered Investment Companies Managed and Number of All Other Accounts Managed as of December 1, 2008.
[2]	Includes all publicly-available series of ProFunds, Access One Trust, ProShares Trust and ProShares Trust II.
*	Money Market funds not included.

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of July 31, 2008 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Todd Johnson[1]	$0	$0
Elisa Petit	$0	$0
Erik Benke	$0	$0
Adam Croll	$0	$0
Hratch Najarian	$0	$0
Rachel Ames	$0	$0
Ashwin Joshi	$0	$0
Jeff Ploshnick	$0	$0
Sarah Abdow	$0	$0

[1]	Information as of December 1, 2008.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as the Funds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person (as such term is defined in Rule 204A-1 under the Investment Advisers Act of 1940, as amended) of the Advisor may make security purchases subject to the terms of the Advisor’s code of ethics, described below.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

CODE OF ETHICS

The Trust, the Advisor and the Distributor have adopted a consolidated code of ethics (“COE”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained ISS Governance Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a unit of RiskMetrics Group, an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors – considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests – considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors – considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses – considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure – considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues – considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the Trust’s website at www.profunds.com, and (3) on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.)2 (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. Citi acts as the administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each Form N-Q Filing. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the seven months ended July 31, 2006*, and the fiscal years ended July 31, 2007 and July 31, 2008, Citi, as Administrator, was entitled to, and waived, administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

	2006* (7/31)		2007 (7/31)		2008 (7/31)
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$14,846	$-0-	$28,308	$-0-	$13,636	$-0-
Mid-Cap ProFund	13,107	13,107	5,359	-0-	4,472	-0-
Small-Cap ProFund	13,872	-0-	9,116	-0-	5,324	-0-
NASDAQ-100 ProFund	8,051	-0-	12,865	-0-	27,061	-0-
Large-Cap Value ProFund	10,394	-0-	44,497	-0-	6,962	-0-
Large-Cap Growth ProFund	1,669	-0-	9,490	-0-	9,800	-0-
Mid-Cap Value ProFund	8,649	-0-	19,151	-0-	6,332	-0-
Mid-Cap Growth ProFund	5,402	-0-	19,507	-0-	13,430	-0-
Small-Cap Value ProFund	7,525	-0-	7,082	-0-	4,187	-0-
Small-Cap Growth ProFund	4,976	-0-	7,969	-0-	4,388	-0-
Europe 30 ProFund	6,777	-0-	12,811	-0-	6,397	-0-
UltraBull ProFund	27,884	-0-	61,282	-0-	43,651	-0-
UltraMid-Cap ProFund	26,055	-0-	32,446	-0-	21,505	-0-
UltraSmall-Cap ProFund	34,734	-0-	60,632	-0-	26,058	-0-
UltraDow 30 ProFund	6,737	-0-	13,930	-0-	14,221	-0-
UltraNASDAQ-100 ProFund	65,856	-0-	91,408	-0-	82,878	-0-
UltraInternational ProFund	147	-0-	14,664	-0-	10,122	-0-
UltraEmerging Markets ProFund	1,068	-0-	34,085	-0-	87,680	-0-
UltraLatin America ProFund	N/A	N/A	N/A	N/A	5,907	-0-
UltraChina ProFund	N/A	N/A	N/A	N/A	1,599	-0-
UltraJapan ProFund	63,989	-0-	59,053	-0-	21,273	-0-

[2]	The BISYS Group, parent company of BISYS Fund Services Ohio, Inc., was acquired by Citi, effective August 1, 2007.

	2006* (7/31)		2007 (7/31)		2008 (7/31)
	Earned	Waived	Earned	Waived	Earned	Waived
Bear ProFund	8,260	-0-	12,469	-0-	26,825	-0-
Short Small-Cap ProFund	7,034	-0-	8,893	-0-	8,811	-0-
Short NASDAQ-100 ProFund	8,813	-0-	8,393	-0-	4,352	-0-
UltraBear ProFund	23,853	-0-	38,856	-0-	45,524	-0-
UltraShort Mid-Cap ProFund	4,467	-0-	4,499	-0-	7,091	-0-
UltraShort Small-Cap ProFund	36,266	-0-	56,164	-0-	73,826	-0-
UltraShort Dow 30 ProFund	4,132	-0-	6,246	-0-	5,995	-0-
UltraShort NASDAQ-100 ProFund	36,194	-0-	53,340	-0-	34,409	-0-
UltraShort International ProFund	384	-0-	17,151	-0-	12,574	-0-
UltraShort Emerging Markets ProFund	709	-0-	14,938	-0-	17,630	-0-
UltraShort Latin America ProFund	N/A	N/A	N/A	N/A	741	-0-
UltraShort China ProFund	N/A	N/A	N/A	N/A	912	-0-
UltraShort Japan ProFund	169	-0-	2,745	-0-	5,932	-0-
Banks UltraSector ProFund	1,128	-0-	2,372	-0-	2,796	-0-
Basic Materials UltraSector ProFund	7,055	-0-	10,598	-0-	21,693	-0-
Biotechnology UltraSector ProFund	5,864	-0-	7,852	-0-	10,057	-0-
Consumer Goods UltraSector ProFund	570	-0-	1,795	-0-	1,627	-0-
Consumer Services UltraSector ProFund	196	-0-	1,523	-0-	644	-0-
Financials UltraSector ProFund	5,133	-0-	6,849	-0-	3,833	-0-
Health Care UltraSector ProFund	2,883	-0-	5,932	-0-	5,629	-0-
Industrials UltraSector ProFund	860	-0-	2,775	-0-	2,697	-0-
Internet UltraSector ProFund	6,689	-0-	7,709	-0-	4,927	-0-
Mobile Telecommunications UltraSector ProFund	3,675	-0-	5,763	-0-	2,546	-0-
Oil & Gas UltraSector ProFund	28,963	-0-	49,467	-0-	55,945	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	3	-0-	4,899	-0-	14,425	-0-
Pharmaceuticals UltraSector ProFund	3,070	-0-	9,278	-0-	1,984	-0-
Precious Metals UltraSector ProFund	35,059	-0-	48,342	-0-	43,666	-0-
Real Estate UltraSector ProFund	7,189	-0-	28,003	-0-	7,824	-0-
Semiconductor UltraSector ProFund	4,764	-0-	6,057	-0-	4,123	-0-
Technology UltraSector ProFund	2,971	-0-	6,375	-0-	4,696	-0-
Telecommunications UltraSector ProFund	2,255	-0-	17,418	-0-	4,834	-0-
Utilities UltraSector ProFund	5,616	-0-	25,693	-0-	18,705	-0-
Short Oil & Gas ProFund	3,437	-0-	4,910	-0-	11,175	-0-
Short Precious Metals ProFund	1,600	-0-	8,574	-0-	9,506	-0-
Short Real Estate ProFund	11,332	-0-	32,237	-0-	35,875	-0-
U.S. Government Plus ProFund	12,181	-0-	18,482	-0-	16,036	-0-
Rising Rates Opportunity 10 ProFund	4,415	-0-	7,530	-0-	8,914	-0-
Rising Rates Opportunity ProFund	76,116	-0-	74,852	-0-	52,293	-0-
Rising U.S. Dollar ProFund	5,207	-0-	5,068	-0-	5,573	-0-
Falling U.S. Dollar ProFund	11,427	-0-	23,824	-0-	30,763	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2008.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

Citi acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the seven months ended July 31, 2006*, and the fiscal years ended July 31, 2007 and July 31, 2008, Citi, as fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

FYE 7/31

	2006*	2007	2008
Bull ProFund	$22,059	$42,608	$25,328
Mid-Cap ProFund	19,106	7,270	10,083
Small-Cap ProFund	21,587	17,929	13,603
NASDAQ-100 ProFund	11,275	19,006	41,375
Large-Cap Value ProFund	15,621	65,032	13,353
Large-Cap Growth ProFund	3,489	15,830	17,561
Mid-Cap Value ProFund	12,979	28,689	12,182
Mid-Cap Growth ProFund	8,195	28,477	23,809
Small-Cap Value ProFund	12,022	12,969	9,833
Small-Cap Growth ProFund	8,134	13,477	9,302
Europe 30 ProFund	9,723	17,916	9,835
UltraBull ProFund	40,052	89,767	72,476
UltraMid-Cap ProFund	36,737	48,280	36,703
UltraSmall-Cap ProFund	49,226	90,674	46,573
UltraDow 30 ProFund	9,251	19,558	22,555
UltraNASDAQ-100 ProFund	90,110	129,799	131,834
UltraInternational ProFund	199	20,623	15,923
UltraEmerging Markets ProFund	1,496	49,892	138,261
UltraLatin America ProFund	N/A	N/A	10,173
UltraChina ProFund	N/A	N/A	2,823
UltraJapan ProFund	86,559	83,019	33,618
Bear ProFund	11,389	17,646	44,607
Short Small-Cap ProFund	9,568	12,150	14,038
Short NASDAQ-100 ProFund	12,038	11,900	7,012
UltraBear ProFund	32,315	54,824	73,792
UltraShort Mid-Cap ProFund	6,166	6,315	11,231
UltraShort Small-Cap ProFund	49,376	79,751	118,668
UltraShort Dow 30 ProFund	5,650	8,534	9,651
UltraShort NASDAQ-100 ProFund	49,335	74,908	55,255
UltraShort International ProFund	486	23,330	20,413
UltraShort Emerging Markets ProFund	918	20,933	28,421
UltraShort Latin America ProFund	N/A	N/A	1,252
UltraShort China ProFund	N/A	N/A	1,551
UltraShort Japan ProFund	236	3,899	9,667
Banks UltraSector ProFund	1,892	3,962	5,198
Basic Materials UltraSector ProFund	9,954	15,425	35,673
Biotechnology UltraSector ProFund	8,167	11,223	16,385
Consumer Goods UltraSector ProFund	1,344	3,498	3,573
Consumer Services UltraSector ProFund	1,069	3,478	2,296
Financials UltraSector ProFund	7,592	10,983	7,749
Health Care UltraSector ProFund	4,584	9,433	9,981
Industrials UltraSector ProFund	1,973	5,501	5,610
Internet UltraSector ProFund	9,201	11,081	8,011
Mobile Telecommunications UltraSector ProFund	5,059	8,044	4,034
Oil & Gas UltraSector ProFund	39,637	70,414	90,060
Oil Equipment, Services & Distribution UltraSector ProFund	25	7,222	23,323
Pharmaceuticals UltraSector ProFund	4,168	13,161	3,350
Precious Metals UltraSector ProFund	48,269	68,325	70,489
Real Estate UltraSector ProFund	10,135	39,874	12,850
Semiconductor UltraSector ProFund	6,712	9,113	7,025

	2006*	2007	2008
Technology UltraSector ProFund	4,642	10,000	8,311
Telecommunications UltraSector ProFund	3,111	24,302	7,547
Utilities UltraSector ProFund	7,833	36,412	30,227
Short Oil & Gas ProFund	4,627	6,978	17,961
Short Precious Metals ProFund	2,182	11,896	15,083
Short Real Estate ProFund	15,414	45,303	57,470
U.S. Government Plus ProFund	16,828	26,290	25,521
Rising Rates Opportunity 10 ProFund	5,965	10,396	14,627
Rising Rates Opportunity ProFund	103,452	105,211	84,191
Rising U.S. Dollar ProFund	6,320	6,946	9,042
Falling U.S. Dollar ProFund	15,630	33,854	48,302

Any ProFund not appearing in the charts above had not commenced operations as of July 31, 2008.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on a ProFund’s behalf. Each ProFund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent, receives the order. Customer orders will be priced at a ProFund’s NAV next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the ProFund.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) serves as the Funds’ independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. E&Y’s address is 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. Effective March 1, 2008, the Distributor was acquired by the Advisor.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each Fund. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

DISTRIBUTION AND SERVICE (12b-1) PLAN (CLASS A SHARES)

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan”) adopted by the Trustees, the ProFunds may pay Authorized Firms a fee as compensation for services and distribution-related activities and/or shareholder services.

Under the Plan, Class A Shares are authorized to pay a fee at an annual rate not to exceed 0.40% of a ProFund’s average daily net assets attributable to Class A Shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of each ProFund’s average daily net assets attributable to Class A Shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A Shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in or not opposed to the best interest of Class A shareholders to do so.

Normally, on purchases of Class A Shares, or, for purchases of Class A Shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class A Shares of a ProFund, or for providing services to investors in Class A Shares and/or the maintenance of shareholder accounts, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A Shares of the ProFunds.

Under the Class A Plan, the Trust or the Distributor may enter into agreements (“Class A Distribution and Service Agreements”) with Authorized Firms that purchase Class A Shares on behalf of their clients. The Class A Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Class A Plan (on an annual basis) of the average daily net assets of the Class A Shares of a ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor or other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of a ProFund for distribution-related activities or the provision of shareholder services not otherwise covered by the Class A Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Class A Plan be reduced or eliminated from time to time, the Advisor or the Distributor may agree, in their sole discretion, to fund the resulting shortfall in Class A Plan payments to financial intermediaries.

The Class A Plan and Class A Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or the related Class A Distribution and Service Agreements. All material amendments of the Class A Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Class A Shares of a ProFund. The Class A Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Class A Shares of a ProFund on not more than 60 days’ written notice to any other party to the Class A Distribution and Service Agreements. The Class A Distribution and Service Agreements shall terminate automatically if assigned, other than with respect to an assignment of the right to receive payments under such agreements. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Class A Plan will benefit each ProFund and holders of Class A Shares of each ProFund. In the Trustees’ quarterly review of the Class A Plan and Class A Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Class A Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Class A investors. These activities and services are intended to make Class A Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended July 31, 2008, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$79,803	$-0-
Mid-Cap ProFund	30,416	-0-
Small-Cap ProFund	17,194	-0-
NASDAQ-100 ProFund	44,657	-0-
Large-Cap Value ProFund	44,009	-0-
Large-Cap Growth ProFund	72,269	-0-
Mid-Cap Value ProFund	32,957	-0-
Mid-Cap Growth ProFund	73,925	-0-
Small-Cap Value ProFund	27,736	-0-
Small-Cap Growth ProFund	33,580	-0-
Europe 30 ProFund	21,028	-0-
UltraBull ProFund	96,526	-0-
UltraMid-Cap ProFund	56,208	-0-
UltraSmall-Cap ProFund	54,653	-0-
UltraDow 30 ProFund	49,606	-0-
UltraNASDAQ-100 ProFund	129,390	-0-
UltraInternational ProFund	46,243	-0-
UltraEmerging Markets ProFund	141,756	-0-
UltraLatin America ProFund	12,496	-0-
UltraChina ProFund	4,282	-0-
UltraJapan ProFund	23,353	-0-
Bear ProFund	23,572	-0-
Short Small-Cap ProFund	16,536	-0-
Short NASDAQ-100 ProFund	10,746	-0-
UltraBear ProFund	95,881	-0-
UltraShort Mid-Cap ProFund	25,096	-0-
UltraShort Small-Cap ProFund	129,963	-0-
UltraShort Dow 30 ProFund	10,556	-0-
UltraShort NASDAQ-100 ProFund	35,273	-0-
UltraShort International ProFund	19,134	-0-
UltraShort Emerging Markets ProFund	40,884	-0-
UltraShort Latin America ProFund	1,073	-0-
UltraShort China ProFund	1,274	-0-
UltraShort Japan ProFund	10,803	-0-
Banks UltraSector ProFund	10,387	-0-
Basic Materials UltraSector ProFund	57,290	-0-
Biotechnology UltraSector ProFund	21,688	-0-
Consumer Goods UltraSector ProFund	2,725	-0-
Consumer Services UltraSector ProFund	6,833	-0-
Financials UltraSector ProFund	19,996	-0-
Health Care UltraSector ProFund	34,782	-0-
Industrials UltraSector ProFund	7,539	-0-
Internet UltraSector ProFund	10,102	-0-
Mobile Telecommunications UltraSector ProFund	5,718	-0-
Oil & Gas UltraSector ProFund	132,941	-0-
Oil Equipment, Services & Distribution UltraSector ProFund	37,306	-0-
Pharmaceuticals UltraSector ProFund	5,036	-0-
Precious Metals UltraSector ProFund	265,936	-0-
Real Estate UltraSector ProFund	17,674	-0-
Semiconductor UltraSector ProFund	5,720	-0-
Technology UltraSector ProFund	13,356	-0-

Fund	Service Class Paid	Service Class Waived
Telecommunications UltraSector ProFund	7,912	-0-
Utilities UltraSector ProFund	48,201	-0-
Short Oil & Gas ProFund	13,764	-0-
Short Precious Metals ProFund	68,732	-0-
Short Real Estate ProFund	112,334	-0-
U.S. Government Plus ProFund	198,414	-0-
Rising Rates Opportunity 10 ProFund	29,672	-0-
Rising Rates Opportunity ProFund	160,489	-0-
Rising U.S. Dollar ProFund	27,094	-0-
Falling U.S. Dollar ProFund	48,092	-0-

Fund	Class A Paid	Class A Waived
U.S. Government Plus ProFund	$213	$-0-
Rising Rates Opportunity 10 ProFund	70	-0-
Rising Rates Opportunity ProFund	34	-0-

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2008.

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc. and LPL Financial Corporation will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.15% of the total value of Fund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and ProFund Advisors will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the seven months ended July 31, 2006*, and the fiscal years ended July 31, 2007 and July 31, 2008, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

	2006*	2007	2008
Bull ProFund	$83,566	$193,475	$88,527
Mid-Cap ProFund	125,057	27,726	39,045
Small-Cap ProFund	95,274	52,661	44,438
NASDAQ-100 ProFund	57,900	89,716	268,835
Large-Cap Value ProFund	46,870	439,449	51,484
Large-Cap Growth ProFund	3,532	46,207	57,052
Mid-Cap Value ProFund	53,455	146,015	54,755
Mid-Cap Growth ProFund	19,872	140,006	155,923
Small-Cap Value ProFund	51,213	36,720	29,644
Small-Cap Growth ProFund	28,568	53,624	28,893
Europe 30 ProFund	32,650	40,082	47,292
UltraBull ProFund	193,183	456,141	310,000
UltraMid-Cap ProFund	197,388	215,545	168,373
UltraSmall-Cap ProFund	201,176	376,134	152,894
UltraDow 30 ProFund	34,340	81,967	90,508
UltraNASDAQ-100 ProFund	392,511	554,557	517,221
UltraInternational ProFund	2,276	87,540	77,349
UltraEmerging Markets ProFund	9,742	161,280	555,662
UltraLatin America ProFund	N/A	N/A	34,855
UltraChina ProFund	N/A	N/A	8,037
UltraJapan ProFund	443,878	423,361	173,371
Bear ProFund	60,902	103,694	264,997
Short Small-Cap ProFund	59,812	88,679	64,959
Short NASDAQ-100 ProFund	75,816	57,252	29,411
UltraBear ProFund	148,958	262,957	349,476
UltraShort Mid-Cap ProFund	39,277	31,672	53,000
UltraShort Small-Cap ProFund	278,238	406,405	403,622
UltraShort Dow 30 ProFund	15,483	26,269	44,005
UltraShort NASDAQ-100 ProFund	228,336	334,441	235,300
UltraShort International ProFund	13,952	201,134	136,021
UltraShort Emerging Markets ProFund	22,188	137,628	128,796
UltraShort Latin America ProFund	N/A	N/A	2,189
UltraShort China ProFund	N/A	N/A	3,741
UltraShort Japan ProFund	1,230	12,802	41,231
Banks UltraSector ProFund	6,648	16,836	19,086
Basic Materials UltraSector ProFund	28,972	72,995	184,781
Biotechnology UltraSector ProFund	45,864	59,658	84,798
Consumer Goods UltraSector ProFund	4,690	11,895	18,556
Consumer Services UltraSector ProFund	1,323	12,536	2,416
Financials UltraSector ProFund	20,084	51,941	27,277
Health Care UltraSector ProFund	12,772	35,890	44,045
Industrials UltraSector ProFund	3,363	27,477	25,533
Internet UltraSector ProFund	40,497	42,656	30,062
Mobile Telecommunications UltraSector ProFund	19,885	37,970	23,265
Oil & Gas UltraSector ProFund	170,458	370,208	450,030
Oil Equipment, Services & Distribution UltraSector ProFund	598	24,001	88,269
Pharmaceuticals UltraSector ProFund	18,351	73,619	12,231
Precious Metals UltraSector ProFund	122,838	162,237	241,317
Real Estate UltraSector ProFund	49,870	243,123	75,574

Semiconductor UltraSector ProFund	33,259	39,930	29,839
Technology UltraSector ProFund	10,289	50,014	34,617

	2006*	2007	2008
Telecommunications UltraSector ProFund	9,680	131,900	41,640
Utilities UltraSector ProFund	33,844	210,681	172,927
Short Oil & Gas ProFund	9,443	42,643	112,928
Short Precious Metals ProFund	21,199	29,134	55,845
Short Real Estate ProFund	73,842	286,487	316,810
U.S. Government Plus ProFund	60,748	93,885	60,031
Rising Rates Opportunity 10 ProFund	14,449	19,640	90,744
Rising Rates Opportunity ProFund	636,228	653,649	431,609
Rising U.S. Dollar ProFund	41,329	64,063	61,746
Falling U.S. Dollar ProFund	69,866	157,362	214,503

Any ProFund not appearing in the chart above had not commenced operations as of July 31, 2008.

*	The fiscal year end of the ProFunds was changed from December 31 to July 31 by the Unanimous Written Consent of the Board of Trustees.

For the seven months ended July 31, 2006 and the fiscal years ended July 31, 2007 and July 31, 2008, the Advisor paid, out of its own resources, $122,258, $328,592, and $411,754 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund, other than International, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraShort Latin America, Short International, UltraShort International, UltraShort Emerging Markets, UltraShort Japan, UltraChina, UltraShort China and Inverse Sector ProFunds, which do not offer Class A Shares, offers three classes of shares: the Service Class Shares, Investor Class Shares and Class A Shares.

All shares of the ProFunds are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of November 14, 2008, the following persons owned 25% or more of the shares of the Funds and may be deemed to control the Funds. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Banks UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	31.72%
Basic Materials UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	37.27%
Bull ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	65.88%
Bear ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	44.84%
Biotechnology UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	37.70%
Bull ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	65.88%
Consumer Goods UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	26.62%
Consumer Services UltraSector ProFund	Pershing LLC PO Box 2052 Jersey City, NJ 07303	DE	N/A	45.02%
Healthcare UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	32.95%
Industrials UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	34.25%
Internet UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	29.08%
Large Cap Value ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	85.05%
Mid-Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	45.95%
Mid-Cap Value ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	32.28%
Oil & Gas UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28.07%
Short NASDAQ – 100 ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	29.22%
Short Small-Cap ProFund	Pershing LLC PO Box 2052 Jersey City, NJ 07303	DE	N/A	27.45%
UltraNASDAQ – 100 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	27.26%
Real Estate UltraSector ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	65.49%
Rising Rates Opportunity ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	30.41%
Rising Rates Opportunity 10 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	42.50%
	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	29.62%
Rising U.S. Dollar ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	25.25%
Semiconductor UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	31.73%
Short Oil & Gas ProFund	TD Ameritrade Clearing, Inc. 1005 North Ameritrade Place Bellevue, NE 68005	NE	TD Ameritrade Holding Company	30.41%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27.87%
Short Precious Metals ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	33.31%
Short Real Estate ProFund	Pershing LLC PO Box 2052 Jersey City, NJ 07303	DE	N/A	36.09%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28.69%
Small-Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	62.12%
Small-Cap Value ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	28.93%
UltraEmerging Markets ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	42.55%
UltraInternational ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	51.28%
UltraShort China ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	27.19%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	26.05%
UltraShort International ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	38.93%
UltraShort Mid Cap ProFund	Pershing LLC PO Box 2052 Jersey City, NJ 07303	DE	N/A	29.60%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	27.34%
UltraBear ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	30.77%
UltraEurope ProFund	RSBCO 305 South Vienna Street Ruston, LA 71270	LA	N/A	47.84%
UltraJapan ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	46.83%
UltraMid Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	48.08%
UltraShort Dow 30 ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	40.67%
UltraShort Japan ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	38.13%
UltraSmall Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	34.17%
Utilities UltraSector ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	37.26%
U.S. Government Plus ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	35.41%

Fund	Name and Address	State of Incorporation	Parent Company	Percentage Shares of Fund
Mid-Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	45.95%
Small-Cap ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	62.12%
UltraMid Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	48.08%
UltraSmall Cap ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	34.17%
U.S. Government Plus ProFund	National Financial Services LLC 200 Liberty Street New York, NY 10281	DE	Fidelity Management & Research Co.	35.41%
Rising Rates Opportunity 10 ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	42.50%
	Trust Company of America PO Box 6503 Englewood, CO 80155	CO	N/A	29.62%
Rising Rates Opportunity ProFund	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	CA	N/A	30.41%

As of November 4, 2008, to the knowledge of management no person beneficially owned, five percent or more of the outstanding shares of a ProFund (or class of shares thereof). Those that owned of record five percent or more of the outstanding shares of a ProFund (or class of shares thereof) as of that date are set forth below:

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
ULTRASMALL-CAP PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET, NEW YORK, NY 10281	573,976.338	24.03%

CHARLES SCHWAB & CO., INC 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	750,823.356	31.44%

TDAMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	169,772.886	7.11%

ULTRASHORT DOW 30 PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET, NEW YORK, NY 10281	155,974.556	27.34%

TRUST COMPANY OF AMERICA
PO BOX 6503, CENTENNIAL, CO 80155	47,094.841	8.26%

CHARLES SCHWAB & CO., INC
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	42,386.976	7.43%

PERSHING LLC
ONE PERSHING PLAZA, JERSEY CITY, NJ 07399	47,047.542	8.25%

ULTRASHORT MID-CAP PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET, NEW YORK, NY 10281	68,585.810	20.96%

CHARLES SCHWAB & CO., INC
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	48,020.341	14.67%

PAUL M PRUSKY
25 EAST ATHENS AVE, ARDMORE, PA 19003	28,451.130	8.69%

MFI ASSOCIATES LTD PROFIT SHARING PLAN
25 EAST ATHENS AVE, ARDMORE, PA 19003	27,729.673	8.47%

MFI PARTNERS
25 EAST ATHENS AVE, ARDMORE, PA 19003	23,013.988	7.03%

PENNMONT SECURITIES,
83 EAST LANCASTER AVE, PAOLI, PA 193011419	21,181.794	6.47%

PERSHING LLC
ONE PERSHING PLAZA, JERSEY CITY, NJ 07399	20,659.867	6.31%

ULTRASHORT SMALL-CAP PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC.
200 LIBERTY STREET, NEW YORK, NY 10281	342,144.015	11.94%

CHARLES SCHWAB & CO., INC
101 MONTGOMERY STREET , SAN FRANCISCO, CA 94104	306,938.427	10.71%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	154,534.019	5.39%

RISING RATES OPPORTUNITY 10 PROFUND - INVESTOR CLASS
TRUST COMPANY OF AMERICA
PO BOX 6503 CENTENNIAL, CO 80155	363,952.105	28.19%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	531,772.580	41.18%

NATIONAL FINANCIAL SERVICES LLC.
200 LIBERTY STREET, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	194,089.717	15.03%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	67,333.581	5.21%

ULTRAMID-CAP PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	329,437.744	33.39%

NATIONAL FINANCIAL SERVICES LLC.
200 LIBERTY STREET, NEW YORK, NY 10281	249,992.304	25.34%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	69,988.081	7.09%

RISING U.S DOLLAR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC
200 LIBERTY STREET, NEW YORK, NY 10281	229,109.287	23.48%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	157,617.334	16.16%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	118,064.069	12.10%

MERRILL LYNCH, PIERCE, FENNER & SMITH
4800 DEER LAKE DRIVE EAST, JACKSONVILLE, FL 32246	92,450.909	9.48%

LPL FINANCIAL CORPORATION
ONE BEACON STREET, BOSTON, MA 02108	77,067.092	7.90%

PERSHING LLC
ONE PERSHING PLAZA, JERSEY CITY, NJ 07399	71,953.519	7.38%

FALLING U.S DOLLAR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	174,514.603	23.74%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	151,764.609	20.65%

BROWN BROTHERS HARRIMAN & CO
525 WASHINGTON BLVD, JERSEY CITY, NJ 07310	63,089.887	8.58%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	47,249.831	6.43%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	43,501.344	5.92%

SHORT OIL & GAS PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	241,937.569	62.18%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	34,481.258	8.86%

SHORT PRECIOUS METALS PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	105,867.965	33.20%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE, GLEN ALLEN, VA 23060	48,445.671	15.19%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	48,438.785	15.19%

TRUST COMPANY OF AMERICA
PO BOX 6503, ENGLEWOOD, CO 80155	33,554.559	10.52%

BROWN BROTHERS HARRIMAN & CO
525 WASHINGTON BLVD, JERSEY CITY, NJ 07310	18,525.528	5.81%

PERSHING LLC
ONE PERSHING PLAZA, JERSEY CITY, NJ 07399	17,896.197	5.61%

SHORT REAL ESTATE PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	318,978.942	30.19%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	135,582.129	12.83%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	337,602.885	31.95%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	91,504.381	8.66%

ULTRAJAPAN PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	988,874.255	42.86%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	396,443.390	17.18%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	162,333.698	7.04%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	159,181.486	6.90%

SMALL-CAP PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	383,204.313	56.33%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	142,225.430	20.91%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	68,128.655	10.01%

ULTRASHORT DOW 30 PROFUND - SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	3,467.080	5.97%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	46,969.275	80.92%

ULTRASHORT MID-CAP PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	80,916.521	92.92%

ULTRASHORT SMALL-CAP PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	268,179.858	52.53%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	66,920.689	13.11%

SUSAN J BROOKS
5336 COURTNEY PL, COLUMBUS, OH 43235	31,448.708	6.16%

RISING RATES OPPORTUNITY 10 PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	10,881.701	67.36%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	3,668.041	22.71%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,193.339	7.39%

SMALL-CAP VALUE PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,853,707.175	83.33%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	200,385.783	9.01%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	118,542.688	5.33%

RISING U.S. DOLLAR PROFUND - SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	52,145.133	24.35%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	129,691.218	60.56%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	16,069.220	7.50%

FALLING U.S. DOLLAR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	8,231.446	28.80%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	4,133.709	14.46%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	4,074.516	14.26%

SUSAN DANIELS
3524 UNIVERSITY, HIGHLAND PARK, IL 60035	2,254.176	7.89%

LPL FINANCIAL CORPORATION
ONE BEACON STREET, BOSTON, MA 02108	1,619.900	5.67%

STERNE, AGEE & LEACH, INC.
813 SHADES CREEK PKWY, BIRMINGHAM, AL 35209	1,598.221	5.59%

SHORT OIL & GAS PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	94,344.829	96.73%

SHORT PRECIOUS METALS PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	881.422	41.65%

MARK E MIEHE
625 N SEGOE RD #807, MADISON, WI 53705	249.875	11.81%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	212.782	10.05%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	147.591	6.97%

SHORT REAL ESTATE PROFUND - SERVICE CLASS
LPL FINANCIAL CORPORATION
ONE BEACON STREET, BOSTON, MA 02108	31,831.236	36.51%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	14,778.693	16.95%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	30,630.190	35.13%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	4,380.677	5.02%

SMALL-CAP GROWTH PROFUND - INVESTOR CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	71,624.131	41.61%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	49,798.975	28.93%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	13,463.316	7.82%

MID-CAP PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	254,280.670	82.53%

ULTRAINTERNATIONAL PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	586,377.180	57.24%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	126,271.247	12.33%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	73,429.003	7.17%

ULTRASHORT INTERNATIONAL PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	110,532.417	17.96%

TRUST COMPANY OF AMERICA
PO BOX 6503, CENTENNIAL, CO 80155	197,091.903	32.02%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	164,666.152	26.75%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	52,890.228	8.59%

ULTRAEMERGING MARKETS PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,169,070.653	19.45%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	2,400,675.342	39.94%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	466,583.021	7.76%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	413,443.372	6.88%

ULTRASHORT EMERGING MARKETS PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	508,592.176	22.16%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	491,474.514	21.42%

LAZARD CAPITAL MARKETS LLC
30 ROCKEFELLER PLAZA, NEW YORK, NY 100205900	255,413.433	11.13%

GILTSPUR NOMINEES LIMITED
PO BOX 1045 COMMERCIAL UNION HOUSE, NEWCASTLE UPON TYNE
39 PILGRIM STREET, ENGLAND NE991NU	253,131.038	11.03%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	144,073.453	6.28%

ULTRALATIN AMERICA PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	456,108.261	22.01%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	413,182.940	19.94%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	148,517.417	7.17%

TIMOTHY F TIMKO
19 CORNELL TRAIL, HILLSBOROUGH, NJ 08844	139,380.154	6.73%

CARL BORGMAN
2164 CANYON CREEK DRIVE, STOCKTON, CA 95207	122,402.365	5.91%

ULTRASHORT LATIN AMERICA PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	64,508.763	24.56%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	27,775.634	10.57%

KONSTANTINOS KAGKOURIDIS
STEFANOU PADOVA 6, CORFU GREECE 49100	25,619.354	9.75%

MATTHEW W LEE
1881 SUTTER ST 301, SAN FRANCISCO, CA 94115	23,807.156	9.06%

NATIONAL FINANCIAL SERVICES LLC, 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	23,083.734	8.79%

ULTRACHINA PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC, 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	215,905.119	25.60%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	166,366.242	19.73%

WARREN M MERGUERIAN
730 WOODCHUCK LN, TOMS RIVER, NJ 087552132	56,376.258	6.69%

ULTRASHORT CHINA PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	22,466.020	34.97%

NATIONAL FINANCIAL SERVICES LLC, 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	11,571.482	18.01%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	8,959.005	13.94%

MID-CAP VALUE PROFUND - INVESTOR CLASS
RSBCO
305 S VIENNA ST, RUSTON, LA 712704444	84,911.723	54.88%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	14,629.785	9.45%

NATIONAL FINANCIAL SERVICES LLC, 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	14,446.687	9.34%

MID-CAP GROWTH PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	25,920.437	37.47%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	8,494.971	12.28%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET. SAN FRANCISCO, CA 94104	5,759.779	8.33%

ULTRASHORT JAPAN PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET. SAN FRANCISCO, CA 94104	58,228.769	34.83%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	57,081.932	34.14%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	9,713.066	5.81%

ULTRAINTERNATIONAL PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	62,274.816	69.30%

ULTRASHORT INTERNATIONAL PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	56,770.391	46.48%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	35,263.580	28.87%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	24,127.546	19.75%

ULTRAEMERGING MARKETS PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	204,613.857	52.04%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	55,609.419	14.14%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	42,882.365	10.91%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	23,019.622	5.86%

ULTRASHORT EMERGING MARKETS PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	167,331.540	73.63%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	22,409.831	9.86%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	15,853.802	6.98%

ULTRALATIN AMERICA PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	57,084.725	70.73%

SCOTTRADE, INC
12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	8,187.336	10.14%

DONALD A BLANCHARD
PO BOX 7024, SCARBOROUGH, ME 04070	7,894.553	9.78%

ULTRASHORT LATIN AMERICA PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,684.635	34.26%

SCOTTRADE, INC
12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	1,021.281	20.77%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	556.814	11.32%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	520.292	10.58%

JAY L SCHOTT
9945 LOOKOUT DR, BRECKSVILLE, OH 44141	415.325	8.45%

BROWN BROTHERS HARRIMAN & CO
525 WASHINGTON BLVD, JERSEY CITY, NJ 07310	323.000	6.57%

JENNIFER SCHOTT
9945 LOOKOUT DR, BRECKSVILLE, OH 44141	247.665	5.04%

ULTRACHINA PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	15,318.608	27.28%

PAK T LUI
1503-256 DORIS AVE, NORTH YORK ONTARIO M2N6X8	6,066.060	10.80%

J & X INTERNATIONAL CORP
19 JILLIAN CT, STATEN ISLAND, NY 10310	4,332.937	7.72%

ULTRASHORT CHINA PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	1,954.967	54.52%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,186.129	33.08%

JAY L SCHOTT
9945 LOOKOUT DR, BRECKSVILLE, OH 44141	222.874	6.22%

EUROPE 30 PROFUND - INVESTOR CLASS
RSBCO
107 N TRENTON ST., RUSTON, LA 712704321	218,130.210	54.43%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	25,533.684	6.37%

MARK NEUBIESER
4040 MOORPARK AVE #220, SAN JOSE, CA 95117	23,035.798	5.75%

EUROPE 30 PROFUND - SERVICE CLASS
DONALD A DIRENZO, C/O CUSHMAN & WAKEFIELD 9TH FLOOR
51 WEST 52ND STREET, NEW YORK, NY 10019	8,403.578	9.06%

BULL PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	12,718.526	12.01%

LANA B HALL
PO BOX 1186, SALIDA, CO 812011186	6,730.846	6.36%

ULTRABULL PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	227,809.121	55.66%

BEAR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	74,887.216	70.17%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	18,328.859	17.17%

ULTRABEAR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	190,398.964	37.91%

MERRILL LYNCH BANK S A
18 RUE DES CONTAMINES C P 3070, 1211 GENEVE 3 SWITZERLAND	108,416.353	21.59%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	90,557.618	18.03%

BROWN BROTHERS HARRIMAN & CO
525 WASHINGTON BLVD., JERSEY CITY, NJ 07310	32,730.368	6.52%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	26,678.301	5.31%

ULTRANASDAQ-100 PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	168,174.109	35.45%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	51,399.905	10.83%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	44,991.982	9.48%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE, GLEN ALLEN, VA 23060	23,929.891	5.04%

ULTRASHORT NASDAQ-100 - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	240,880.321	83.25%

ULTRASMALL-CAP PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	70,639.933	40.75%

JOSEPH R SODA
9904 NEWMARKET AVE, CLARENCE, NY 140312538	9,743.417	5.62%

ULTRAMID-CAP PROFUND – SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	62,660.576	70.33%

ULTRAJAPAN PROFUND - SERVICE CLASS
JOSEPH R SODA
9904 NEWMARKET AVE, CLARENCE, NY 140312538	20,348.903	27.34%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	15,652.293	21.03%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	6,998.668	9.40%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	6,658.014	8.94%

SCOTTRADE, INC
12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	6,047.179	8.12%

SMALL-CAP PROFUND - SERVICE CLASS
TRUST COMPANY OF AMERICA
PO BOX 6503, ENGLEWOOD, CO 80155	13,414.736	29.68%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	7,804.087	17.27%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	5,381.629	11.91%

MARK RELYEA
148 QUAKER RD, MOORESVILLE, NC 28117	2,848.300	6.30%

SMALL-CAP VALUE PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	44,313.728	34.45%

TRUST COMPANY OF AMERICA	22,502.029	17.49%
PO BOX 6503, ENGLEWOOD, CO 80155

SMALL-CAP GROWTH PROFUND - SERVICE CLASS
TRUST COMPANY OF AMERICA
PO BOX 6503, CENTENNIAL, CO 80155	13,625.419	26.30%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	12,953.617	25.01%

MID-CAP PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	8,730.872	45.68%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE, GLEN ALLEN, VA 23060	3,530.382	18.47%

TDAMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,468.337	7.68%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,214.303	6.35%

MID-CAP GROWTH PROFUND - SERVICE CLASS AMES C PAVELEC 174 S MASON RD, SAINT LOUIS, MO 63141	5,237.799	6.77%

FIRST TRUST CO OF ONAGA 214 W 9TH STREET ST, ONAGA, KS 66521	4,559.635	5.89%

ULTRASHORT JAPAN PROFUND - SERVICE CLASS SCOTTRADE, INC 12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	3,664.357	49.38%

TDAMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	1,719.616	23.18%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	1,171.716	15.79%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	596.268	8.04%

BULL PROFUND - INVESTOR CLASS NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	377,263.934	36.88%

TDAMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	230,529.923	22.53%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	120,926.087	11.82%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	73,167.592	7.15%

NASDAQ-100 PROFUND - INVESTOR CLASS TDAMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	130,345.265	34.92%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	88,396.972	23.68%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	21,397.266	5.73%

REAL ESTATE PROFUND - INVESTOR CLASS NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	109,100.253	28.15%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	60,580.747	15.63%

TDAMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	23,739.062	6.13%

BASIC MATERIALS ULTRASECTOR PROFUND - INVESTOR CLASS NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	435,110.076	43.09%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	238,337.072	23.60%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	70,024.544	6.93%

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE ONE NEW YORK PLAZA, NEW YORK, NY 10292	52,827.939	5.23%

BIOTECHNOLOGY ULTRASECTOR PROFUND - INVESTOR CLASS NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	236,667.088	38.16%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	141,977.578	22.89%

PERSHING LLC PO BOX 2052, JERSEY CITY, NJ 07303	104,123.809	16.79%

TDAMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	36,125.601	5.83%

CONSUMER GOODS ULTRASECTOR PROFUND - INVESTOR CLASS CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	10,340.934	19.19%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	9,963.434	18.49%

JOSEPH M IZEN 2633 ROTHLAND LANE, PLANO, TX 750231420	9,755.355	18.10%

LIECHTENSTEINISCHE LANDESBANK AG
TADTLE 44, VADUZ LIECHTENSTEIN 9490	9,675.275	17.95%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	5,643.028	10.47%

SEMICONDUCTOR ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	238,332.738	38.31%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	116,413.486	18.71%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	96,593.886	15.52%

OIL & GAS ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	559,276.161	28.89%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	509,398.418	26.32%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	145,587.370	7.52%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	142,004.193	7.34%

PHARMACEUTICALS ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	92,443.538	21.46%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	80,275.098	18.63%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	38,643.632	8.97%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	31,656.744	7.35%

JAN M WHELAN
14 SUNNY SLOPE DR, W HARTFORD, CT 06117	29,630.408	6.88%

JAMES A GILLIGAN
303 KICKERILLO DR, HOUSTON, TX 77079	23,607.177	5.48%

FINANCIALS ULTRASECTOR PROFUND - INVESTOR CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	266,874.161	23.37%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	197,951.046	17.34%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	154,772.882	13.55%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	98,705.101	8.64%

HEALTH CARE ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	209,258.115	48.27%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	56,825.853	13.11%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	45,400.330	10.47%

ULTRABULL PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	612,689.557	23.94%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	506,876.127	19.80%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	381,301.316	14.90%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	251,025.315	9.81%

INTERNET ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	22,054.775	30.18%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	13,567.166	18.56%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	9,006.871	12.32%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	8,373.128	11.46%

CONSUMER SERVICES ULTRASECTOR PROFUND - INVESTOR CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	26,897.073	52.87%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	7,992.830	15.71%

LIECHTENSTEINISCHE LANDESBANK AG
STADTLE 44, VADUZ LIECHTENSTEIN 9490	6,770.868	13.31%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	3,546.069	6.97%

PRECIOUS METALS ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	860,076.969	22.43%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	810,294.159	21.14%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	406,725.715	10.61%

PERSHING LLC
PO BOX 2052,JERSEY CITY, NJ 07303	238,562.359	6.22%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	136,190.054	29.61%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	87,735.088	19.08%

PERSHING LLC
PO BOX 2052,JERSEY CITY, NJ 07303	46,285.043	10.06%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	27,654.867	6.01%

JOHN JOANNIDES
8 DEER TRACK LN, NEWARK, DE 197112968	25,315.475	5.50%

TECHNOLOGY ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	52,084.093	26.95%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	34,448.498	17.82%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	20,454.918	10.58%

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE
ONE NEW YORK PLAZA, NEW YORK, NY 10292	20,410.102	10.56%

LIECHTENSTEINISCHE LANDESBANK AG
STADTLE 44, VADUZ LIECHTENSTEIN 9490	11,833.147	6.12%

TELECOMMUNICATIONS ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	46,677.384	25.17%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	21,672.442	11.69%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	20,496.123	11.05%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	12,488.646	6.73%

JOHN JOANNIDES
8 DEER TRACK LN, NEWARK, DE 197112968	11,457.542	6.18%

SCOTTRADE, INC.
12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	10,303.619	5.56%

INDUSTRIALS ULTRASECTOR PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	15,902.056	31.09%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	14,071.668	27.51%

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE
ONE NEW YORK PLAZA, NEW YORK, NY 10292	9,576.794	18.72%

UTILITIES ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	319,368.695	43.58%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	175,281.124	23.92%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	51,252.627	6.99%

BANKS ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	242,932.870	35.92%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	123,227.974	18.22%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	71,263.447	10.54%

BEAR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	2,106,960.381	69.96%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	286,517.490	9.51%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	231,199.630	7.68%

OIL EQUIPMENT, SERVICES & DISTRIBUTION ULTRASECTOR PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	174,324.037	24.84%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	160,585.030	22.88%

JOHN W DZIUBEK
27010 HART DR, WIND LAKE, WI 53185	71,611.694	10.20%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	49,422.651	7.04%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	36,198.095	5.16%

U.S. GOVERNMENT PLUS PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	427,601.413	35.44%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	144,616.543	11.99%

SHORT NASDAQ-100 PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,258,703.700	81.30%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	78,205.124	5.05%

SHORT SMALL-CAP PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	80,315.270	25.87%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	66,657.875	21.47%

SALTZER MEDICAL GROUP PA PSP
47 PARK PLACE SUITE 750, APPLETON, WI 54914	23,506.740	7.57%

MICHAEL E TUBBS
17001 MADRES DE AVILA, TAMPA, FL 336135234	18,643.916	6.01%

PRUDENTIAL INVESTMENT MANAGEMENT SERVICE
ONE NEW YORK PLAZA, NEW YORK, NY 10292	16,716.673	5.38%

KAYE JUHL
4557 ROBINSON RD, VACAVILLE, CA 95688	16,224.794	5.23%

RISING RATES OPPORTUNITY PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	3,068,693.490	32.42%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	2,771,578.314	29.28%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	996,279.057	10.52%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	989,026.538	10.45%

ULTRA DOW 30 PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	204,019.751	21.52%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	147,335.729	15.54%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	96,254.753	10.15%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	63,080.801	6.65%

LARGE-CAP VALUE PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	177,828.083	53.28%

RSBCO
305 S VIENNA ST, RUSTON, LA 712704444	92,563.025	27.73%

LARGE-CAP GROWTH PROFUND - INVESTOR CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	80,821.587	52.56%

ROBERT A GARVY
200 ESPLANADE WAY, PALM BEACH, FL 33480	12,679.022	8.24%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	11,793.946	7.67%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	7,965.198	5.18%

ULTRABEAR PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	2,788,071.470	40.94%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,510,112.961	22.18%

PERSHING LLC
ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY, NJ 07303	466,050.176	6.84%

NASDAQ-100 PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	4,658.010	11.98%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	3,275.112	8.43%

DIANA L GLASSON
20155 N 263RD DRIVE, BUCKEYE, AZ 85396	2,170.550	5.58%

DOUGLASS A STROM
1711 SCHEY, NAPERVILLE, IL 60565	2,167.092	5.58%

REAL ESTATE ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	8,388.863	26.10%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	3,398.273	10.57%

BASIC MATERIALS ULTRASECTOR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	32,543.344	20.66%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	29,442.875	18.69%

STERLING TRUST COMPANY
PO BOX 2526, WACO, TX 767022526	8,468.278	5.38%

BIOTECHNOLOGY ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	53,315.683	65.37%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	11,457.449	14.05%

CONSUMER GOODS ULTRASECTOR PROFUND - SERVICE CLASS
TRUST COMPANY OF AMERICA
PO BOX 6503, ENGLEWOOD, CO 80155	8,479.877	75.23%

CAROL STEWART
914 E WAVERLY DRIVE, ARLINGTON HEIGHTS, IL 60004	638.011	5.66%

SEMICONDUCTOR ULTRASECTOR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	6,969.153	35.85%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	2,970.674	15.28%

JANNEY MONTGOMERY SCOTT LLC
1801 MARKET STREET, PHILADELPHIA, PA 19103	2,160.315	11.11%

CHARLES ALVIN TURNER
161 WENDY LN, ATHENS, GA 30605	2,001.737	10.30%

OIL & GAS ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	77,388.940	42.57%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	38,719.974	21.30%

SCOTTRADE, INC.
12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	10,953.969	6.03%

PHARMACEUTICALS ULTRASECTOR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	86,595.890	71.18%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	12,067.783	9.92%

FINANCIALS ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	4,610	6.80%

HEALTH CARE ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	211,987.664	78.35%

ULTRANASDAQ-100 PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	2,316,134.029	29.74%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	1,400,701.912	17.99%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	603,643.429	7.75%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	403,806.314	5.19%

INTERNET ULTRASECTOR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	3,087.615	45.56%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	1,517.539	22.39%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	775.901	11.45%

JANNEY MONTGOMERY SCOTT LLC
1801 MARKET STREET, PHILADELPHIA, PA 19103	449.748	6.64%

CONSUMER SERVICES ULTRASECTOR PROFUND - SERVICE CLASS
TRUST COMPANY OF AMERICA
PO BOX 6503, ENGLEWOOD, CO 80155	14,148.041	49.58%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	4,306.942	15.09

PAULETTE STATLICK
306 BRANDT AVENUE NE, PALM BAY, FL 32907	1,940.241	6.80%

PRECIOUS METALS ULTRASECTOR PROFUND - SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	85,831.671	10.17%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	85,584.294	10.14%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	54,065.738	6.40%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	11,041.910	22.84%

CHARLES ALVIN TURNER
161 WENDY LN, ATHENS, GA 30605	10,618.587	21.96%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	9,255.298	19.14%

SCOTTRADE, INC.
12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	7,817.328	16.17%

CYNTHIA F TURNER
161 WENDY LANE, ATHENS, GA 30605	4,305.747	8.91%

TECHNOLOGY ULTRASECTOR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	4,982.390	17.61%

PERSHING LLC
PO BOX 2052. JERSEY CITY, NJ 07303	3,829.063	13.53%

PAULETTE STATLICK
306 BRANDT AVENUE NE, PALM BAY, FL 32907	1,934.236	6.84%

JANNEY MONTGOMERY SCOTT LLC
1801 MARKET STREET, PHILADELPHIA, PA 19103	1,560.546	5.52%

TELECOMMUNICATIONS ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052. JERSEY CITY, NJ 07303	8,188.024	49.12%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	2,132.073	12.79%

ROBERT N RIDENOUR
4516 FALKIRK BAY, OXNARD, CA 93035	1,595.482	9.57%

JANNEY MONTGOMERY SCOTT LLC
1801 MARKET STREET, PHILADELPHIA, PA 19103	1,240.374	7.44%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	1,233.689	7.40%

INDUSTRIALS ULTRASECTOR PROFUND - SERVICE CLASS
ANDREA S MAGUDER
78 PACIFIC AVE, LACKAWANNA, NY 14218	482.907	30.26%

CHARLES ALVIN TURNER
161 WENDY LN, ATHENS, GA 30605	292.445	18.33%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	180.170	11.29%

JUDY KAY OLSON
509 S PARK, EAGLE GROVE, IA 50533	107.550	6.74%

MARK A TARPINIAN
24831 GLENDA ST, NOVI, MI 48375	100.990	6.33%

CYNTHIA F TURNER
161 WENDY LANE, ATHENS, GA 30605	100.259	6.28%

UTILITIES ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	69,343.838	44.84%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	43,163.879	27.91%

TRUST COMPANY OF AMERICA
PO BOX 6503, ENGLEWOOD, CO 80155	14,468.590	9.36%

BANKS ULTRASECTOR PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	27,489.918	31.94%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	15,883.672	18.45%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	10,453.097	12.14%

ULTRASHORT NASDAQ-100 PROFUND - INVESTOR CLASS
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET, SAN FRANCISCO, CA 94104	999,176.984	24.79%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	809,662.406	20.09%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	274,923.474	6.82%

OIL EQUIPMENT, SERVICES & DISTRIBUTION ULTRASECTOR PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	40,628.058	38.25%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	18,883.045	17.78%

U.S. GOVERNMENT PLUS PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	64,190.498	30.17%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	37,948.664	17.83%

SHORT NASDAQ-100 PROFUND - SERVICE CLASS
SCOTTRADE, INC.
12800 CORPORATE HILL DRIVE, CRYSTAL LAKE PARK, MO 631310759	2,339.969	38.55%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	1,012.163	16.67%

JOHN DANIEL BURDICK
4034 FALLISTON DRIVE, HELENA, AL 35080	520.588	8.58%

JAMES R SMITH
5825 GREEN MEADOW DR, GREENSBORO, NC 27410	490.326	8.08%

TODD ZELENKA
609 MARSH WAY, BRUNSWICK, OH 44212	426.587	7.03%

MARK S AHLDEN
19 RAVEN DR, AURORA, IL 60506	395.332	6.51%

WELLS FARGO INVESTMENTS, LLC
625 MARQUETTE AVENUE SOUTH, MINNEAPOLIS, MN 55402	365.239	6.02%

SHORT SMALL-CAP PROFUND - SERVICE CLASS
NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	43,551.312	88.16%

RISING RATES OPPORTUNITY PROFUND - SERVICE CLASS
TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	208,227.833	33.31%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	77,607.603	12.41%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE, GLEN ALLEN, VA 23060	51,575.332	8.25%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	42,135.217	6.74%

LPL FINANCIAL CORPORATION
ONE BEACON STREET, BOSTON, MA 02108	34,375.185	5.50%

ROXANNE ROBERTS-PHILLIPS
10300 GAYWOOD RD, DALLAS, TX 75229	32,872.672	5.26%

ULTRA DOW 30 PROFUND - SERVICE CLASS
PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	29,250.653	40.13%

TRUST COMPANY OF AMERICA
PO BOX 6503, ENGLEWOOD, CO 80155	10,199.158	13.99%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN, VA 23060	6,903.251	9.47%

NATIONAL FINANCIAL SERVICES LLC., 200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281	5,503.253	7.55%

TDAMERITRADE CLEARING, INC
1005 NORTH AMERITRADE PLACE, BELLEVUE, NE 68005	4,950.505	6.79%

LARGE-CAP VALUE PROFUND - SERVICE CLASS
JAMES C PAVELEC
174 S MASON RD, SAINT LOUIS, MO 63141	5,382.848	5.91%

LARGE-CAP GROWTH PROFUND - SERVICE CLASS
TRUST COMPANY OF AMERICA
PO BOX 6503, ENGLEWOOD, CO 80155	12,742.163	9.04%

PERSHING LLC
PO BOX 2052, JERSEY CITY, NJ 07303	7,467.899	5.30%

U.S. GOVERNMENT PLUS PROFUND - CLASS A
SENG HUAT GOH
1092 CORONA CRESCENT, COQUITLAM BC CANADA V3J 7J3	712.549	95.43%

RISING RATES OPPORTUNITY PROFUND - CLASS A
PROFUND ADVISORS LLC
7501 WSCONSIN AVE, SUITE 1000, BETHESDA, MD 20814	51.023	100.00%

RISING RATES OPPORTUNITY 10 PROFUND - CLASS A
PROFUND ADVISORS LLC
7501 WSCONSIN AVE, SUITE 1000, BETHESDA, MD 20814	32.504	100.00%

Michael Sapir owns a controlling interest in the Advisor and serves as Chairman and Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds intends to qualify and elect to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this clause (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund’s assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer (other than U.S. government securities and the securities of other RICs) or of two or more issuers which the ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the ProFund’s investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Each ProFund intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d); and (iii) that derives less than 90% of its income from the Qualifying Income described in paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of meeting the diversification requirements described in paragraph (b) above, in the case of a ProFund’s investments in loan participations, the ProFund shall treat both the financial intermediary and the issuer of the underlying obligation as an issuer, and the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a ProFund qualifies as a RIC that is accorded special tax treatment, the ProFund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gains Dividends, as defined below).

If a ProFund were to fail to qualify as a RIC accorded special tax treatment in any taxable year or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends that would be taxable to shareholders as dividend income (and potentially be eligible for the corporate dividends received deduction), even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. The ProFund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each of the ProFunds expects to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses). Investment company taxable income that is retained by a ProFund will be subject to tax at regular corporate rates. If a ProFund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the ProFund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a ProFund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any foreign currency loss after October 31 as if it had been incurred in the succeeding year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were neither distributed by nor taxed to the ProFund during previous years. The ProFunds intend to make distributions sufficient to avoid application of the excise tax, but there can be no assurance that they will be able to do so. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a ProFund in October, November or December of that year with a record date in such a month and paid by a ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

Distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gain – the excess of net long-term capital gains from the sale of investments that a ProFund has owned (or is treated as having owned) for more one year over net short-term capital losses – that are properly designated by the ProFund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a ProFund owned for one year or less will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Long term capital gain rates applicable to non-corporate shareholders have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2011.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Distributions are also taxable to shareholders even if they are paid from income or gains earned by a ProFund before a shareholder’s investment (and thus were included in the price the shareholder paid for the ProFund shares). Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a ProFund, may qualify for the dividends received deduction. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances.

If a ProFund makes a distribution to a shareholder in excess of the ProFund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan, or corporate pension or profit sharing plan, generally will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the ProFund’s shares. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term capital gain or loss depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to RICs.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES, AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts are treated as ordinary in character (see Section 988 Gains Or Losses). Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap contract held by a ProFund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by a ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a ProFund in options, futures, forward contracts, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a ProFund are treated as ordinary or capital, accelerate the recognition of income or gains to a ProFund and defer or possibly prevent the recognition or use of certain losses by a ProFund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a ProFund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a ProFund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked to market.”

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, all or a portion thereof might have been classified as capital gains. If a ProFund receives an “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not a corresponding amount is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated, and an interest factor will be added to the tax allocated to prior taxable years, as if the tax had been payable in such prior taxable years.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a ProFund recognizing income without a corresponding receipt of cash and accordingly require the ProFund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may in turn accelerate the recognition of gain and affect the ProFund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

REAL ESTATE INVESTMENT TRUSTS

A ProFund’s investments in REIT equity securities may result in the ProFund’s receipt of cash in excess of the REIT’s earnings; if the ProFund distributes these amounts, these distributions could constitute a return of capital to ProFund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a ProFund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a ProFund may be required to sell securities in its portfolio (including when it is not advantageous to do so)that it otherwise would have continued to hold. Dividends received by a ProFund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The ProFunds may generally invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a ProFund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a ProFund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.” As a result, a ProFund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition, if at any time during any taxable year a “disqualified organization” (a charitable remainder trust (“CRT”) or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a ProFund, then the ProFund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a ProFund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a ProFund. The ProFunds have not yet determined whether such an election will be made.

UNRELATED BUSINESS TAXABLE INCOME

Under current law, a RIC serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a ProFund if shares in a ProFund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a ProFund that recognizes “excess inclusion income” (as described above). The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in a ProFund.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

If a ProFund is not eligible to make the election to “pass through” to its shareholders its foreign taxes or fails to make such an election, the foreign income taxes it pays generally will reduce its investment company taxable income, and the foreign source income distributed by the ProFund will be treated as U.S. source income in the hands of its shareholders. The ProFunds generally do not anticipate that shareholders will be able to claim a credit or deduction with respect to such foreign taxes.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates that occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If a ProFund’s section 988 losses exceed other investment company taxable income during a taxable year, the ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

As described above, at least 90% of a fund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a ProFund to qualify as a RIC.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any amounts withheld may be credited against the shareholder’s federal income tax liability. In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a ProFund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the ProFunds beginning before January 1, 2010, a ProFund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the ProFund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the ProFund (a “short-term capital gain dividend”). In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Each ProFund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In the case of shares held through an intermediary, the intermediary may withhold even if the ProFund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts. Moreover, absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and such dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

If a beneficial holder who is a foreign person has a trade or business in the United States, and dividends from a ProFund are effectively connected with the conduct by the beneficial holder of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.

In general, a beneficial holder of shares that is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of a ProFund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met; or (iii) the ProFund shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gains Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules described below.

Special rules may apply to distributions to foreign persons from any ProFund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules may apply to the sale of shares in any ProFund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs, which are in turn defined very generally as any interest in U.S. real property or any equity interest in a USRPHC, if the fair market value of the corporation’s USRPIs equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. A ProFund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. In addition, the special rules referred to above may apply to distributions from a ProFund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically controlled REITs or RICs and (2) not-greater-than-5% interests in publicly traded classes of stock in REITs. Foreign persons should consult their tax advisors concerning the potential implications of these rules.

In the case of a ProFund that is a USRPHC or would be a USRPHC but for the exclusions from USRPI treatment described above, distributions from the ProFund that are attributable to (a) gains realized on the disposition of USRPIs by the ProFund and (b) distributions received by the ProFund from a lower-tier RIC or REIT that the ProFund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the ProFund’s foreign shareholders. (However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions by the ProFund to foreign shareholders will apply only to such distributions that, in turn, are attributable to distributions received by the ProFund from a lower-tier REIT and required to be treated as USRPI gain in the ProFund’s hands.) If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the ProFund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the ProFund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interests in the ProFund did not exceed 5% at any time during the prior year), the USRPI distributions will be treated as ordinary income (regardless of any designation by the ProFund that such distribution is a Capital Gain Dividend), and the ProFund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such ProFunds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of ProFund shares.

In addition, a ProFund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2009, no withholding is generally required with respect to amounts paid in redemption of shares of a ProFund if the ProFund is a domestically controlled USRPHC or, in certain limited cases, if the ProFund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time, and any previously exempt ProFund will be required to withhold with respect to amounts paid in redemption of its shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009.

OTHER TAXATION

Distributions with respect to, and proceeds from the sale or redemption of, shares in a ProFund may be subject to state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund intends to distribute its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of a ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of a ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of a ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, a ProFund may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. All pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or the life of a ProFund if it has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class, Service Class and Class A Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class, Service Class and Class A Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, U.S. Government Plus ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Lehman Brothers, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Inc, the Paris CAC 40, Deutsche Aktien Index Bank of New York Mellon and The NASDAQ Stock Market, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the NASDAQ-100 ProFund and the UltraNASDAQ-100 ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix B to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Value Index,” “S&P Small-Cap 600/ Citigroup Growth Index,” and “S&P Small-Cap 600/ Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30, UltraShort Dow 30, UltraSector or Inverse Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

•	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

“BNY Mellon,” “The Bank of New York Mellon Emerging Markets 50 ADR Index,” “The Bank of New York Mellon China Select ADR Index,” “The Bank of New York Mellon Latin America 35 ADR” and “The Bank of New York Mellon ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York Mellon or any of its subsidiaries or affiliates, and none of The Bank of New York Mellon or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York Mellon, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York Mellon, The Bank of New York Mellon Emerging Markets 50 ADR Index, The Bank of New York Mellon China Select ADR Index, The Bank of New York Mellon Latin America 35 ADR and The Bank of New York Mellon ADR Index, which indexes are determined, composed and calculated by The Bank of New York Mellon without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York Mellon nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK MELLON NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK MELLON OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The Funds are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the Funds. Morgan Stanley has no obligation to take the needs of the Funds into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the Funds or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the Funds in connection with the administration of the Funds, or the marketing or trading of shares of the Funds. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

For each ProFund that commenced operations prior to July 31, 2008, the Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended July 31, 2008 is incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of September 30, 2008

All Companies	Weight
ABB LTD-SPON ADR	2.51%
ALCON INC	3.58%
ALCATEL-LUCENT-SPONSORED ADR	1.40%
ASML HOLDING NV-NY REG SHS	1.56%
ASTRAZENECA PLC-SPONS ADR	4.09%
BP PLC-SPONS ADR	5.62%
CHICAGO BRIDGE & IRON-NY SHR	1.05%
CREDIT SUISSE GROUP-SPON ADR	3.49%
DAIMLER AG-REGISTERED SHARES	2.65%
DEUTSCHE BANK AG-REGISTERED	2.38%
DRYSHIPS INC	0.87%
ELAN CORP PLC-SPONS ADR	1.00%
ERICSSON (LM) TEL-SP ADR	1.18%
GLAXOSMITHKLINE PLC-SPON ADR	5.27%
HSBC HOLDINGS PLC-SPONS ADR	6.97%
MILLICOM INTL CELLULAR S.A.	1.52%
ARCELORMITTAL-NY REGISTERED	2.94%
NOKIA CORP-SPON ADR	3.35%
NOVARTIS AG-ADR	6.10%
ROYAL DUTCH SHELL PLC-ADR	6.47%
RIO TINTO PLC-SPON ADR	2.62%
SAP AG-SPONSORED ADR	4.11%
SHIRE LTD-ADR	2.39%
SIEMENS AG-SPONS ADR	4.05%
SANOFI-AVENTIS-ADR	4.33%
TOTAL SA-SPON ADR	5.38%
TENARIS SA-ADR	2.09%
UBS AG-REG	2.25%
UNILEVER N V-NY SHARES	4.17%
VODAFONE GROUP PLC-SP ADR	4.61%

Eligible countries include, Finland, France, Germany, Ireland, Luxembourg, Netherlands, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has

B-1

for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

B-2

PROFUNDS

Part C

Other Information

ITEM 23.	Exhibits

(a)(1)	Amended and Restated Declaration of Trust of ProFunds, dated as of April 13, 1997 (1)

(b)	Bylaws of ProFunds, dated October 28, 1997 (2)

(c)	Article 4, Amended and Restated Declaration of Trust (1)

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (2)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (18)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007 (20)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds (the “Trust”) and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (15)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2008 to November 30, 2009 (21)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2008 to April 30, 2009 (20)

(e)(1)(i)	Amended and Restated Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of October 7, 2005 and as amended as of July 1, 2006 (the “Distribution Agreement”) (12)

(e)(1)(ii)	Schedule A to the Distribution Agreement, dated as of September 19, 2007 (18)

(e)(2)(i)	Class A Shares Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of March 10, 2005 (the “Class A Shares Distribution Agreement”) (12)

(e)(2)(ii)	Schedule A to the Class A Shares Distribution Agreement, dated as of September 19, 2007 (18)

(e)(3)	Form of Dealer Agreement with respect to Investor Class Shares (16)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (12)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (18)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (6)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (17)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 and as amended on October 5, 2004, December 15, 2004, June 1, 2005, December 16, 2005, March 14, 2006, June 20, 2006 and December 14, 2006 (the “Administration Agreement”) (17)

(h)(2)(ii)	Amendment dated December 11, 2007 to the Administration Agreement (19)

(h)(2)(iii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (18)

1

(h)(2)(iv)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (20)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (9)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (19)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (18)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (11)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (21)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (16)

(h)(6)	Form of Fund of Funds Participation Agreement (7)

(h)(7)	Form of Administrative Services Agreement (4)

(i)(1)	Opinion and Consent of Counsel with respect to Bull ProFund, Mid-Cap ProFund, Small-Cap ProFund, NASDAQ-100 ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, Mid-Cap Value ProFund, Mid-Cap Growth ProFund, Small-Cap Value ProFund, Small-Cap Growth ProFund, International ProFund, Europe 30 ProFund, UltraBull ProFund, UltraMid-Cap ProFund, UltraSmall-Cap ProFund, UltraDow 30 ProFund, UltraNASDAQ-100 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, UltraLatin America ProFund, UltraJapan ProFund, Bear ProFund, Short Small-Cap ProFund, Short NASDAQ-100 ProFund, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30 ProFund, UltraShort NASDAQ-100 ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Latin America ProFund, UltraShort Japan ProFund, Banks UltraSector ProFund, Basic Materials UltraSector ProFund, Biotechnology UltraSector ProFund, Consumer Goods UltraSector ProFund, Consumer Services UltraSector ProFund, Financials UltraSector ProFund, Health Care UltraSector ProFund, Industrials UltraSector ProFund, Internet UltraSector ProFund, Mobile Telecommunications UltraSector ProFund, Oil & Gas UltraSector ProFund, Oil Equipment, Services & Distribution UltraSector ProFund, Pharmaceuticals UltraSector ProFund, Precious Metals UltraSector ProFund, Real Estate UltraSector ProFund, Semiconductor UltraSector ProFund, Technology UltraSector ProFund, Telecommunications UltraSector ProFund, Utilities UltraSector ProFund, Short Oil & Gas ProFund, Short Precious Metals ProFund, Short Real Estate ProFund, U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund, Rising Rates Opportunity ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund (18)

(i)(2)	Opinion and Consent of Counsel with respect to UltraChina ProFund and UltraShort China ProFund (19)

(j)	Consent of Independent Registered Public Accounting Firm (21)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (2)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (4)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (17)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (8)

(m)(3)(i)	Amended and Restated Distribution and Service Plan, Adopted Pursuant to Rule 12b-1 on Behalf of the Service Class Shares of ProFunds, dated February 1, 2001 and as amended on September 1, 2001 (the “Distribution and Service Plan”) (12)

(m)(3)(ii)	Schedule A, dated as of September 19, 2007, to the Distribution and Service Plan (18)

2

(m)(4)	Form of Distribution and Shareholder Services Agreement for NASD Registered Members of ProFunds Distributors, Inc. (16)

(m)(5)	Form of Shareholder Services Agreement for Non-NASD Members of ProFunds Distributors, Inc. (16)

(m)(6)(i)	Form of Class A Shares Distribution and Shareholder Services Plan of ProFunds (the “Class A Shares Distribution and Services Plan”) (9)

(m)(6)(ii)	Schedule A, dated as of September 19, 2007, to the Class A Shares Distribution and Services Plan (18)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of ProFunds, dated as of June 19, 2001 (the “Multiple Class Plan”) (14)

(n)(1)(ii)	Schedule A, dated September 19, 2007, to the Multiple Class Plan (18)

(o)	Not Applicable

(p)(1)	Code of Ethics of ProFunds, ProFund Advisors LLC and ProFunds Distributors, Inc., dated December 10, 2007 (19)

(p)(2)	Code of Ethics of Citi Fund Services, Ohio, Inc., dated January 1, 2008, and amended as of March 1, 2008 (20)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008 (20)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (9)

(q)(2)(i)	Power of Attorney for Louis M. Mayberg (19)

(q)(2)(ii)	Power of Attorney for Michael Wachs (19)

(q)(2)(iii)	Power of Attorney for Russell S. Reynolds, III (19)

(q)(2)(iv)	Power of Attorney for Troy A. Sheets (19)

(q)(2)(v)	Power of Attorney for Michael L. Sapir (21)

(1)	Filed with initial registration statement.

(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3)	Previously filed on March 2, 1999 as part of Post-Effective Amendment No. 4 and incorporated by reference herein.

(4)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.

(5)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.

(6)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.

(7)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.

(8)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.

(9)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.

3

(10)	Previously filed on July 27, 2005 as part of Post-Effective Amendment No. 42 and incorporated by reference herein.

(11)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.

(12)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.

(13)	Previously filed on April 26, 2006 as part of Post-Effective Amendment No. 46 and incorporated by reference herein.

(14)	Previously filed on June 30, 2006 as part of Post-Effective Amendment No. 49 and incorporated by reference herein.

(15)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.

(16)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.

(17)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.

(18)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.

(19)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.

(20)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.

(21)	Filed herewith.

ITEM 24.	Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 25.	Indemnification

ProFunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits ProFunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of ProFunds provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

4

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of ProFunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26.	Business and Other Connections of Investment Adviser

ProFund Advisors LLC, is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Deutsche Asset Management, Inc. (formerly Bankers Trust), which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Asset Management is hereby incorporated by reference to disclosures in Item 28 of the registration statement of BT Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 27.	Principal Underwriter

Item 27(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 27(b)	Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses is 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI/Trust

Michael Sapir	Director/Trustee
William Seale	Director
Louis Mayberg	President, Director & Chief Operating Officer/President
Victor Frye	Secretary/Chief Compliance Officer
Edward J. Karpowicz	Treasurer

Item 27(c)	Not applicable.

ITEM 28.	Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1) ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

5

(2) Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator, fund accountant, transfer agent and distributor).

(3) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 29.	Management Services

None.

ITEM 30.	Undertakings

None.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on November 26, 2008.

PROFUNDS

/s/ Louis M. Mayberg
Louis M. Mayberg, President*

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Michael L. Sapir* Michael L. Sapir	Trustee, Chairman	November 26, 2008

/s/ Russell S. Reynolds, III Russell S. Reynolds, III*	Trustee	November 26, 2008

/s/ Michael Wachs Michael Wachs*	Trustee	November 26, 2008

/s/ Louis M. Mayberg Louis M. Mayberg*	President	November 26, 2008

/s/ Troy A. Sheets Troy A. Sheets*	Treasurer	November 26, 2008

*By:	/s/ Barry Pershkow
Barry Pershkow As Attorney-in-Fact
November 26, 2008

Exhibit Index

ITEM NUMBER	ITEM

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2008 to November 30, 2009.

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement.

(j)	Consent of Independent Registered Public Accounting Firm.

(q)(2)(v)	Power of Attorney for Michael L. Sapir